PIMCO Funds

Statement of Additional Information

July 31, 2013 (as supplemented March 5, 2014)

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company (“mutual fund”) currently consisting of 88 separate portfolios (each such portfolio discussed in this Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”). The Trust offers up to nine classes of shares of each of its Funds.

Certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares are offered through the Asset Allocation Funds Prospectus dated July 31, 2013, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares are offered through the Bond Funds Prospectus dated July 31, 2013, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares are offered through the Credit Bond Funds Prospectus dated July 31, 2013, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares are offered through the Equity-Related Strategy Funds Prospectus dated July 31, 2013, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares are offered through the International Bond Funds Prospectus dated July 31, 2013, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares are offered through the Real Return Strategy Funds Prospectus dated July 31, 2013, certain Funds’ Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares are offered through the Short Duration Strategy Funds Prospectus dated July 31, 2013, certain Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares are offered through the Tax-Efficient Strategy Funds Prospectus dated July 31, 2013, PIMCO TRENDS Managed Futures Strategy Fund’s Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through a prospectus dated October 30, 2013, and PIMCO EMG Intl Low Volatility RAFI®-PLUS AR and PIMCO Low Volatility RAFI®-PLUS AR Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares and PIMCO Intl Low Volatility RAFI®-PLUS AR Funds’ Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares are offered through a prospectus dated December 30, 2013, as supplemented from time to time (each a “Prospectus,” collectively the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

	Inst.	M	P	Admin.	D	A	B	C	R
PIMCO All Asset Fund	PAAIX	-	PALPX	PAALX	PASDX	PASAX	PASBX	PASCX	PATRX
PIMCO All Asset All Authority Fund	PAUIX	-	PAUPX	-	PAUDX	PAUAX	-	PAUCX	-
PIMCO California Intermediate Municipal Bond Fund	PCIMX	-	PCIPX	PCMMX	PCIDX	PCMBX	-	PCFCX	-
PIMCO California Municipal Bond Fund	PCTIX	-	PCTPX	PCTQX	PCTDX	PCTTX	-	PCTGX	PCTNX
PIMCO California Short Duration Municipal Income Fund	PCDIX	-	PCDPX	-	PCDDX	PCDAX	-	PCSCX	-
PIMCO CommoditiesPLUS® Short Strategy Fund	PCPIX	-	PCSPX	-	PCSDX	PCCAX	-	PPSCX	-
PIMCO CommoditiesPLUS® Strategy Fund	PCLIX	-	PCLPX	-	PCLDX	PCLAX	-	PCPCX	PCPRX
PIMCO CommodityRealReturn Strategy Fund®	PCRIX	-	PCRPX	PCRRX	PCRDX	PCRAX	PCRBX	PCRCX	PCSRX
PIMCO Convertible Fund	PFCIX	-	PCVPX	PFCAX	PCVDX	PACNX	-	PCCNX	-
PIMCO Credit Absolute Return Fund	PCARX	-	PPCRX	-	PDCRX	PZCRX	-	PCCRX	PRCRX
PIMCO Diversified Income Fund	PDIIX	-	PDVPX	PDAAX	PDVDX	PDVAX	PDVBX	PDICX	-

	Inst.	M	P	Admin.	D	A	B	C	R
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PEFIX	-	PEFPX	PEFAX	PEFDX	PEFFX	-	PEFCX	-
PIMCO Emerging Local Bond Fund	PELBX	-	PELPX	PEBLX	PLBDX	PELAX	-	PELCX	-
PIMCO Emerging Markets Bond Fund	PEBIX	-	PEMPX	PEBAX	PEMDX	PAEMX	PBEMX	PEBCX	-
PIMCO Emerging Markets Corporate Bond Fund	PEMIX	-	PMIPX	-	PECDX	PECZX	-	PECCX	-
PIMCO Emerging Markets Currency Fund	PLMIX	-	PLMPX	PDEVX	PLMDX	PLMAX	-	PLMCX	-
PIMCO Emerging Markets Full Spectrum Bond Fund	PFSIX	-	PFSPX	-	PFSYX	PFSSX	-	PFSCX	-
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	PLVLX	-	PLVWX	-	PLVDX	PLVVX	-	PLVOX	-
PIMCO Extended Duration Fund	PEDIX	-	PEDPX	PEDAX	-	-	-	-	-
PIMCO Floating Income Fund	PFIIX	-	PFTPX	PFTAX	PFIDX	PFIAX	-	PFNCX
PIMCO Foreign Bond Fund (Unhedged)	PFUIX	-	PFUPX	PFUUX	PFBDX	PFUAX	-	PFRCX	-
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PFORX	-	PFBPX	PFRAX	PFODX	PFOAX	PFOBX	PFOCX	PFRRX
PIMCO Fundamental Advantage Absolute Return Strategy Fund	PFATX	-	PFAPX	-	PFSDX	PTFAX	-	PTRCX	-
PIMCO Fundamental IndexPLUS® AR Fund	PXTIX	-	PIXPX	PXTAX	PIXDX	PIXAX	-	PIXCX	-
PIMCO Global Advantage® Strategy Bond Fund	PSAIX	-	PGBPX	PGADX	PGSDX	PGSAX	-	PAFCX	PSBRX
PIMCO Global Bond Fund (Unhedged)	PIGLX	-	PGOPX	PADMX	PGBDX	-	-	-	-
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PGBIX	-	PGNPX	PGDAX	-	PAIIX	PBIIX	PCIIX	-
PIMCO Global Multi-Asset Fund	PGAIX	-	PGAPX	PGAAX	PGMDX	PGMAX	-	PGMCX	PGMRX
PIMCO GNMA Fund	PDMIX	-	PPGNX	-	PGNDX	PAGNX	PBGNX	PCGNX	-
PIMCO Government Money Market Fund	-	PGFXX	PGPXX	PGMXX	PGDXX	AMAXX	-	AMGXX	PGRXX
PIMCO High Yield Fund	PHIYX	-	PHLPX	PHYAX	PHYDX	PHDAX	PHDBX	PHDCX	PHYRX
PIMCO High Yield Municipal Bond Fund	PHMIX	-	PYMPX	-	PYMDX	PYMAX	-	PYMCX	-
PIMCO High Yield Spectrum Fund	PHSIX	-	PHSPX	-	PHSDX	PHSAX	-	PHSCX	PSMRX
PIMCO Income Fund	PIMIX	-	PONPX	PIINX	PONDX	PONAX	-	PONCX	PONRX
PIMCO Inflation Response Multi-Asset Fund	PIRMX	-	PPRMX	-	PDRMX	PZRMX	-	PCRMX	PQRMX
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PTSIX	-	-	-	PTSLX	PTSOX	-	PTSKX	-
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	PSKIX	-	PPLPX	PSKAX	PPUDX	PPUAX	-	PPUCX	-
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PISIX	-	PIUHX	-	PIPDX	PIPAX	PIPBX	PIPCX	-
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	PLVTX	-	PLVZX	-	PLVRX	PLVBX	-	PLVQX	-

	Inst.	M	P	Admin.	D	A	B	C	R
PIMCO Investment Grade Corporate Bond Fund	PIGIX	-	PBDPX	PGCAX	PBDDX	PBDAX	-	PBDCX	-
PIMCO Long Duration Total Return Fund	PLRIX	-	PLRPX	-	-	-	-	-	-
PIMCO Long-Term Credit Fund	PTCIX	-	PLCPX	-	-	-	-	-	-
PIMCO Long-Term U.S. Government Fund	PGOVX	-	PLTPX	PLGBX	-	PFGAX	PFGBX	PFGCX	-
PIMCO Low Duration Fund	PTLDX	-	PLDPX	PLDAX	PLDDX	PTLAX	PTLBX	PTLCX	PLDRX
PIMCO Low Duration Fund II	PLDTX	-	PDRPX	PDFAX	-	-	-	-	-
PIMCO Low Duration Fund III	PLDIX	-	PLUPX	PDRAX	-	-	-	-	-
PIMCO Low Volatility RAFI®-PLUS AR Fund	PILVX	-	PPLVX	-	PDLVX	PXLVX	-	POLVX	-
PIMCO Moderate Duration Fund	PMDRX	-	PMOPX	-	-	-	-	-	-
PIMCO Money Market Fund	PMIXX	-	PMFXX	PMAXX	-	PYAXX	PYCXX	PKCXX	-
PIMCO Mortgage-Backed Securities Fund	PTRIX	-	PMRPX	PMTAX	PTMDX	PMRAX	PMRBX	PMRCX	-
PIMCO Mortgage Opportunities Fund	PMZIX	-	PMZPX	-	PMZDX	PMZAX	-	PMZCX	-
PIMCO Municipal Bond Fund	PFMIX	-	PMUPX	PMNAX	PMBDX	PMLAX	PMLBX	PMLCX	-
PIMCO National Intermediate Municipal Bond Fund	PMNIX	-	PMNPX	PMNQX	PMNDX	PMNTX	-	PMNNX	PMNRX
PIMCO New York Municipal Bond Fund	PNYIX	-	PNYPX	-	PNYDX	PNYAX	-	PBFCX	-
PIMCO Real Income 2019 Fund®	PRIFX	-	PICPX	PRCAX	PRLDX	PCIAX	-	PRLCX	-
PIMCO Real Income 2029 Fund®	PRIIX	-	PRQCX	PINAX	PORDX	POIAX	-	PORCX	-
PIMCO Real Return Asset Fund	PRAIX	-	PRTPX	-	-	-	-	-	-
PIMCO Real Return Fund	PRRIX	-	PRLPX	PARRX	PRRDX	PRTNX	PRRBX	PRTCX	PRRRX
PIMCO RealEstateRealReturn Strategy Fund	PRRSX	-	PETPX	-	PETDX	PETAX	PETBX	PETCX	-
PIMCO RealRetirement® Income and Distribution Fund	PRIEX	-	PTNPX	PRNAX	PTNDX	PTNAX	-	PTNCX	PTNRX
PIMCO RealRetirement® 2015 Fund	PTNIX	-	PTNQX	PTNNX	PTNUX	PTNYX	-	PTNWX	PTNSX
PIMCO RealRetirement® 2020 Fund	PRWIX	-	PTYPX	PFNAX	PTYDX	PTYAX	-	PTYCX	PTYRX
PIMCO RealRetirement® 2025 Fund	PENTX	-	PENPX	PENMX	PENDX	PENZX	-	PENWX	PENRX
PIMCO RealRetirement® 2030 Fund	PRLIX	-	PEHPX	PNLAX	PEHDX	PEHAX	-	PEHCX	PEHRX
PIMCO RealRetirement® 2035 Fund	PIVIX	-	PIVPX	PIVNX	PIVDX	PIVAX	-	PIVWX	PIVSX
PIMCO RealRetirement® 2040 Fund	PROIX	-	POFPX	PEOAX	POFDX	POFAX	-	POFCX	POFRX
PIMCO RealRetirement® 2045 Fund	PFZIX	-	PFZPX	PFZMX	PFZDX	PFZAX	-	PFZCX	PFZRX
PIMCO RealRetirement® 2050 Fund	PRMIX	-	PFYPX	POTAX	PFYDX	PFYAX	-	PFYCX	PFYRX
PIMCO Senior Floating Rate Fund	PSRIX	-	PSRPX	PSRMX	PSRDX	PSRZX	-	PSRWX	PSRRX
PIMCO Short Asset Investment Fund	PAIDX		PAIPX	PAIQX	PAIUX	PAIAX	-	-	-
PIMCO Short Duration Municipal Income Fund	PSDIX	-	PSDPX	PSDMX	PSDDX	PSDAX	-	PSDCX	-

	Inst.	M	P	Admin.	D	A	B	C	R
PIMCO Short-Term Fund	PTSHX	-	PTSPX	PSFAX	PSHDX	PSHAX	PTSBX	PFTCX	PTSRX
PIMCO Small Cap StocksPLUS® AR Strategy Fund	PSCSX	-	PCKPX	-	PCKDX	PCKAX	-	PCKCX	-
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PCFIX	-	-	-	PCFDX	PCFAX	-	PCFEX	-
PIMCO StocksPLUS® Fund	PSTKX	-	PSKPX	PPLAX	PSPDX	PSPAX	PSPBX	PSPCX	PSPRX
PIMCO StocksPLUS® Long Duration Fund	PSLDX	-	-	-	-	-	-	-	-
PIMCO StocksPLUS® Absolute Return Fund	PSPTX	-	PTOPX	-	PSTDX	PTOAX	PTOBX	PSOCX	-
PIMCO StocksPLUS® AR Short Strategy Fund	PSTIX	-	PSPLX	-	PSSDX	PSSAX	-	PSSCX	-
PIMCO Tax Managed Real Return Fund	PTMIX	-	PTMPX	-	PXMDX	PTXAX	-	PXMCX	-
PIMCO Total Return Fund	PTTRX	-	PTTPX	PTRAX	PTTDX	PTTAX	PTTBX	PTTCX	PTRRX
PIMCO Total Return Fund II	PMBIX	-	PMTPX	PRADX	-	-	-	-	-
PIMCO Total Return Fund III	PTSAX	-	PRAPX	PRFAX	-	-	-	-	-
PIMCO Total Return Fund IV	PTUIX	-	PTUPX	-	-	PTUZX	-	PTUCX	-
PIMCO Treasury Money Market Fund	-	PFMXX	PTPXX	PTAXX	PTDXX	-	-	-	PTRXX
PIMCO TRENDS Managed Futures Strategy Fund	PQTIX	-	PQTPX	PQTOX	PQTDX	PQTAX	-	PQTCX	-
PIMCO Unconstrained Bond Fund	PFIUX	-	PUCPX	PUBFX	PUBDX	PUBAX	-	PUBCX	PUBRX
PIMCO Unconstrained Tax Managed Bond Fund	PUTIX	-	PUTPX	-	ATMDX	ATMAX	-	ATMCX	-
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	PWWIX	-	PWWPX	-	PWWDX	PWWAX	-	PWWCX	-

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 840 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Funds.

A copy of the Prospectus and annual or semi-annual report for each Fund may be obtained free of charge at the telephone number and address listed below or by visiting http://investments.pimco.com/prospectuses.

PIMCO Funds

Regulatory Document Request

840 Newport Center Drive

Newport Beach, California 92660

Telephone: 1-888-87PIMCO

i

ii

iii

THE TRUST

The Trust is an open-end management investment company (“mutual fund”) currently consisting of separate investment portfolios, including:

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUS® Short Strategy Fund

PIMCO CommoditiesPLUS® Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO GNMA Fund

PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Municipal Bond Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar- Hedged)

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real Income 2019 Fund®

PIMCO Real Income 2029 Fund®

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealRetirement® Income and Distribution Fund

PIMCO RealRetirement® 2015 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2025 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2035 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2045 Fund

PIMCO RealRetirement® 2050 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Asset Investment Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR

Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Fund are described in the Prospectuses. Consistent with each Fund’s investment policies, each Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of certain of the Funds’ investments, strategies and risks is set forth below.

The PIMCO All Asset and PIMCO All Asset All Authority Funds, which are separate Funds, invest substantially all of their assets in other Funds, except the PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045 and PIMCO RealRetirement® 2050 Funds (collectively, the “PIMCO RealRetirement® Funds”), PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global-Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and each other, as well as in funds of PIMCO Equity Series, an affiliated open-end management investment company. The other Funds in which the PIMCO All Asset and PIMCO All Asset All Authority Funds invest are referred to in this Statement of Additional Information as “Underlying PIMCO Funds.” By investing in Underlying PIMCO Funds, the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and any other funds of funds managed by PIMCO that invest all or a significant portion of their assets in the Underlying PIMCO Funds (together with the PIMCO All Asset and PIMCO All Asset All Authority Funds, the “PIMCO Funds of Funds”), may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. Since the PIMCO Funds of Funds invest substantially all or a significant portion of their assets in the Underlying PIMCO Funds, investment decisions made with respect to the PIMCO Funds of Funds could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Similarly, certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may invest some or all of their assets in the Underlying PIMCO Funds, and investment decisions made with respect to Affiliated Funds of Funds similarly could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Please see “Investments in the Underlying PIMCO Funds” below for more information regarding potential risks to the Underlying PIMCO Funds.

The PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO RealRetirement® Funds may also invest in any Underlying PIMCO Funds except the PIMCO All Asset and PIMCO All Asset All Authority Funds and each other. However, the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO RealRetirement® Funds may also invest in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The PIMCO CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CRRS Subsidiary”). The CRRS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CRRS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CRRS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CRRS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CRRS Subsidiary, the Fund is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The derivatives and other investments held by the CRRS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CRRS Subsidiary.

The PIMCO Global Multi-Asset Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “GMA Subsidiary”). The GMA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the GMA Subsidiary, the Fund is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s GMA Subsidiary.

The PIMCO CommoditiesPLUS® Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CPS Subsidiary”). The CPS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CPS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CPS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CPS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CPS Subsidiary, the Fund is indirectly exposed to the risks associated with the CPS Subsidiary’s investments. The derivatives and other investments held by the CPS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CPS Subsidiary.

The PIMCO CommoditiesPLUS® Short Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund IV Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CPSS Subsidiary”). The CPSS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CPSS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CPSS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CPSS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CPSS Subsidiary, the Fund is indirectly exposed to the risks associated with the CPSS Subsidiary’s investments. The derivatives and other investments held by the CPSS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CPSS Subsidiary.

The PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund VII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “IRMA Subsidiary”). The IRMA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the IRMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and IRMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the IRMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the IRMA Subsidiary, the Fund is indirectly exposed to the risks associated with the IRMA Subsidiary’s investments. The derivatives and other investments held by the IRMA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s IRMA Subsidiary.

The PIMCO TRENDS Managed Futures Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund VIII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “MF Subsidiary,” together with the CPSS Subsidiary, the CRRS Subsidiary, the GMA Subsidiary, the CPS Subsidiary and the IRMA Subsidiary, the “Subsidiaries”). The MF Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the MF Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and MF Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the MF Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the MF Subsidiary, the Fund is indirectly exposed to the risks associated with the MF Subsidiary’s investments. The derivatives and other investments held by the MF Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s MF Subsidiary.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities. It is a policy of each of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, and PIMCO Short Duration Municipal Income Funds (each a “Municipal Fund,” and collectively, the “Municipal Funds”) to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). In the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond and PIMCO California Short Duration Municipal Income Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and California income tax. In the case of the PIMCO New York Municipal Bond Fund, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and New York income tax. The ability of a Municipal Fund, as well as the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund, to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each quarter of a Municipal Fund’s tax year. In addition, each of the PIMCO Tax Managed Real Return and PIMCO Unconstrained Tax Managed Bond Funds seeks to invest under normal circumstances at least 50% of its assets in Municipal Bonds.

The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond and PIMCO California Short Duration Municipal Income Funds may concentrate their investments in California Municipal Bonds and will therefore be exposed to California state-specific risks. Similarly, the PIMCO New York Municipal Bond Fund may concentrate its investments in New York Municipal Bonds and therefore will be exposed to New York state-specific risks. State-specific risks are discussed in the “Description of Principal Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information. The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York. Accordingly, such Funds, to the extent they invest more than 25% in California or New York, will be subject to the California and New York State state-specific risks discussed in the “Description of Principal Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information, but none of these Funds have any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds); including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Each Fund that may invest in Municipal Bonds, and in particular the Municipal Funds and the PIMCO Unconstrained Tax Managed Bond Fund, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Each Fund that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service (“IRS”), a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Funds, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The PIMCO California Short Duration Municipal Income, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period. As a result, Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may have increased their holdings of Build America Bonds and other investments permitted by the Funds’ respective investment objectives and policies during 2009 and 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

The Funds may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

The Funds’ Board of Trustees has adopted guidelines to govern the purchase of municipal lease obligations and the determination of the liquidity of municipal lease obligations purchased by a Fund for purposes of compliance with the Fund’s investment restrictions with respect to illiquid securities. In determining whether a municipal lease obligation is liquid and is therefore not subject to the Fund’s limitations on investing in illiquid securities, PIMCO considers, on a case-by-case basis, the following factors:

1.	the frequency of trades and quotes for the municipal lease obligation over the course of the last six months or as otherwise reasonably determined by PIMCO;

2.

the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchases over the course of the last six months or as otherwise reasonably determined by PIMCO;

3.	any dealer undertakings to make a market in the municipal lease obligation;

4.

the nature of the municipal lease obligation and the nature of the market for the municipal lease obligation (i.e., the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer); and

5.	other factors, if any, which PIMCO deems relevant to determining the existence of a trading market for such municipal lease obligation.

Once a municipal lease obligation is acquired by a Fund, PIMCO monitors the liquidity of such municipal lease obligation pursuant to the considerations set forth above. PIMCO also evaluates the likelihood of a continuing market for municipal lease obligations and their credit quality. The Funds may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest. A Fund may also acquire illiquid municipal lease obligations, subject to the Fund’s investment restrictions with respect to illiquid securities generally.

The Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds).

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Funds that may invest in Municipal Bonds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Fund will not invest more than 5% of its net assets in municipal warrants.

The Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Recent downgrades of certain insurance companies have negatively impacted the price of certain insured Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Funds (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in RIBs without limitation.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

The Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The recent economic downturn and budgetary constraints have made Municipal Bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the Municipal Bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of Municipal Bond investment opportunities. The value of Municipal Bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds are introduced before Congress from time to time. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.

The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, recent events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. In particular, the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Neither the Funds nor PIMCO have independently verified the information, but have no reason to believe that it is substantially different.

California. Each Fund investing in California Municipal Bonds, and in particular the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond and PIMCO California Short Duration Municipal Income Funds, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, which authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of ERBs was issued in three sales between May 2004 and February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. As of February 1, 2013, California had outstanding approximately $79.7 billion in long-term general obligation bonds.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 also created the Budget Stabilization Account (“BSA”) as a secondary budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by fiscal year 2008-09) will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced by an executive order issued by the Governor. The Governor suspended the BSA transfers in each of fiscal years 2008-09 through 2012-13 due to the condition of the General Fund and proposed another suspension for fiscal year 2013-14. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. The Governor declared several such fiscal emergencies from 2008 through 2011. Finally, Proposition 58 requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

California, like the rest of the nation, has experienced an uneven economic recovery from the severe economic downturn that began in late 2007. The outlook for the national economy is for moderate growth in 2013 and 2014. The nation’s real GDP is estimated to have grown 2.1% in 2012 and is projected to grow 1.8% in 2013 and 2.8% in 2014. While various economic factors suggest that the national economy grew over the past year, as 2012 came to a close, uncertainty over domestic fiscal policies and global economic developments as well as Hurricane Sandy softened economic growth at the end of 2012. California appears to be experiencing a gradual and broadening recovery but faces risks from the prospect of a European financial crisis and impending contractionary federal fiscal policy. The State’s forecasts assume that the federal income tax rate for households earning more than $250,000 a year would return to pre-tax cut level in 2013 and that payroll tax rates would not be raised at the beginning of 2013.

The economic slowdown was caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales from 2006 through 2009 and declines in average home sales prices in most of the State for 37 straight months ending in January 2010. The housing slump has been deeper in the State than most other parts of the nation, and declining prices and increasing subprime mortgage rates led to record mortgage delinquencies and home foreclosures. Existing homes sales in California stabilized around the half-million unit rate (seasonally-adjusted and annualized) in 2012. The number of California homes going into foreclosure dropped in the third quarter of 2012 to the lowest level since the first quarter of 2007. Notices of default declined from their peak in 2009 but still remain higher than historic norms.

Employment data also reflects the difficult economy. Industry employment in California is forecast to grow by 2.1% in 2013, 2.4% in 2014, and 2.5% in 2015 as compared to growing by just 0.9% in 2011. The State’s unemployment rate fell from a high of 12.5% in December 2010 to 9.8% in December 2012. Comparing December 2012 with a year earlier, 225,900 new nonfarm payroll jobs were created.

Personal income in California is estimated to have grown 5.1% in 2012 and projected to grow 2.2% in 2013 and 5.5% in 2014, as compared to falling by 2.4% in 2009 and the 5.1% average growth rate from 1989 to 2009. Taxable sales in California deteriorated dramatically in 2008 and bottomed out in FY 2009-10. Based on preliminary data, it is estimated that taxable sales have increased by 7.8% in FY 2012. Growth is forecast to continue at 6.1% and 7.1% for 2013 and 2014. Furthermore, California wages and salaries are estimated to have risen an average of 2.0% in 2012, followed by projections of 2.1% growth in 2013 and 2.4% in 2014. On the other hand, the more subdued national outlook led to a more restrained projection for 2013 and 2014 at 1.5% and 1.6%, respectively.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control. General Fund revenue collections are expected to be $95.9 billion in FY 2013-14, an increase of $9.1 billion from FY 2012-13.

In 2010, California’s credit rating was revised by Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch, Inc. (“Fitch”). As of July 1, 2013, California’s general obligation bonds were assigned ratings of A1, A and A- by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.

In January 2012, the Governor’s Budget projected the State’s budget shortfall to be $9.2 billion for FY 2012-13. However, the May Revision to the Governor’s Budget estimated the budget shortfall had grown to $15.7 billion as a result of a reduced revenue outlook, higher costs to fund schools, and decisions by the federal government and courts to block budget cuts. Accordingly, the Governor proposed $16.7 billion in budget actions (including increased revenues, deep expenditure reductions and other solutions) to address the $15.7 billion budget shortfall and leave the State with an estimated reserve of $1 billion at the end of FY 2012-13.

On June 27, 2012, the Governor signed the 2012 Budget Act, which proposes to balance the budget by making deep spending cuts and shifting some state programs to local entities. On November 6, 2012, Proposition 30 was approved by taxpayers, allowing the Governor to avoid implementing automatic spending cuts. Proposition 30 provided temporary increases in personal income tax rates for high-income taxpayers as well as a temporary increase of the sales tax rate. On January 10, 2013, the Governor’s 2013-14 Budget was released. The 2013-14 Governor’s Budget projects that the state will end FY 2012-2013 with a positive reserve of $167 million. As revised in May and June 2013, the 2013-14 Governor’s Budget includes $97.1 billion in revenues and transfers, $96.3 billion in expenditures and a $1.1 billion reserve.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York. Funds investing in New York Municipal Bonds, and in particular the PIMCO New York Municipal Bond Fund, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Funds and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

New York has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the southern and the western United States. Among the factors that may adversely affect the New York State economy are additional write-downs by the financial sector associated with subprime mortgages; deteriorating credit markets, thereby lowering business investment and prolonging recovery; and increases in the cost of energy and food prices, thereby increasing the risk of high inflation.

Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the possibility of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given FY, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

Over the near and long term, New York State and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets, as well as by shifts upward or downward in the State’s real estate market.

On February 25, 2013, the DOB issued the Executive Budget Financial Plan, including projections for FYs 2013 through 2017, which plans to close a $1.35 billion budget deficit. The State’s Division of Budget (“DOB”) estimates that the enacted FY 2014 budget is balanced in the General Fund and leaves budget gaps of $2 billion in FY 2015, $2.9 billion in FY 2016, and $2.9 billion in FY 2017. The estimated budget gaps represent the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments; and (b) the expected level of resources to pay for them. The budget gap closed in FY 2012 was estimated at $10 billion. The FY 2014 authorized gap-closing plan consists of approximately $1.4 billion in savings from spending control.

On October 29, 2012, Hurricane Sandy struck New York, causing infrastructure damage, economic losses and a disruption of economic activity. New York expects to receive $30 billion in Federal disaster aid. The State also expects to receive $5.1 billion in extraordinary Federal assistance during FY 2014 relating to Hurricane Sandy. Despite Hurricane Sandy, New York has shown continued recovery. However, there are significant risks to this forecast, including the effects of: weak economies in the Euro-area and Japan, declined federal government spending from the sequester, financial reform, changes in taxpayer behavior in response to changes in possible tax law and potential weaknesses in the financial and real estate markets.

The State projects total public sector employment to decline into 2014, with private sector jobs increasing 1.4%. The State projects a 3.3% increase in wages for 2013, following growth of 3.1% in 2012. The State’s unemployment rate as of May 2013 was 7.8%, its lowest level since March 2009.

Estimated Total General Fund receipts are projected to be $140.8 billion for FY 2013-14, an increase of $7.6 billion, or 5.7 percent from FY 2012-13 results. General Fund business tax receipts for FY 2014 are now projected to increase by $173 million, or 2.0 percent, from FY 2013 to $8.6 billion.

New York City has the largest population of any city in the U.S., and it is obligated to maintain a complex and aging infrastructure. The City bears responsibility for more school buildings, firehouses, health facilities, community colleges, roads, bridges, libraries, and police precincts than any other municipality in the country. Capital bond proceeds are used for the construction and rehabilitation of these facilities. Bond proceeds are also used for financing shorter-lived capital items such as comprehensive computer systems.

New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. The City’s FY 2013 general debt-incurring power of $76.853 billion is projected to increase to $79.760 billion in FY 2014, to $83.493 billion in FY 2015, and $87.645 billion by FY 2016. The City’s general obligation debt outstanding was $52.68 billion as of June 2012. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled $24.17 billion as of June 2012. This indebtedness is expected to grow to $61.96 billion by the beginning of FY 2016. The City is projected to have remaining debt-incurring capacity of $21.33 billion on July 1, 2013, $22.16 billion on July 1, 2014, and $25.69 billion on July 1, 2015.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). Since its inception in 1997 through FY 2012, the NYCTFA has issued over $20.96 billion of NYCTFA Personal Income Tax bonds. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt for general capital purposes. This additional borrowing above the initial $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. Approximately $5.3 billion of these bonds have been issued as of December 1, 2012. Debt service for these bonds is supported by State building aid revenues. Between FYs 2000 and 2006, TSASC contributed a total of $1.3 billion to the City’s capital program but is unlikely to provide further support to the City’s capital program. The City’s debt per capita has grown from $2,951 in FY 1990 to $2,951 by FY 2012, an increase of 218 percent. Over the same period, the cumulative growth rate in debt per capita exceeded the rate of inflation by 83 percentage points. The FY 2012 debt per capita is an increase of $459 or 5.1 percent, from FY 2011. Based on an analysis of financial statements released by other jurisdictions in FY 2011, New York City’s debt burden per capita was nearly double the average sample of large U.S. cities.

As of July 1, 2013, New York State’s general obligation bonds are rated AA, Aa2, and AA by S&P, Moody’s, and Fitch, respectively. In 2010, Moody’s changed the State’s credit rating to Aa2 from Aa3 and Fitch changed the State’s credit rating to AA from AA-. Each change represents a recalibration of certain public finance ratings by Moody’s and Fitch, respectively. As of July 1, 2013, New York City’s general obligation debt was rated AA by S&P, Aa2 by Moody’s, and AA by Fitch. The City’s general obligation credit ratings were upgraded by all three agencies in 2007; and both Moody’s and Fitch increased the City’s general obligation credit rating in 2010. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”). The PIMCO Senior Floating Rate Fund may invest up to 5% of its total assets in mortgage- or asset-backed securities.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn.

Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and

FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds).

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

PIMCO seeks to manage the portion of any Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. The Funds (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

Certain Funds (in particular, the PIMCO RealEstateRealReturn Strategy Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.

To the extent that the PIMCO Money Market Fund invests 25% or more of its assets in obligations issued by U.S. banks, the Fund will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO GNMA, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Mortgage-Backed Securities, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO Total Return II and PIMCO Treasury Money Market Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Indebtedness, Loan Participations and Assignments

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. The Funds may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Trade Claims

The Funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Corporate Debt Securities

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” S&P describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “. . .expectations of default risk are currently low. . .capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade that are eligible for purchase by certain Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, PIMCO has the authority to represent the Trust, or any Fund(s) thereof, on creditors’ committees or similar committees and generally with respect to challenges related to the securities held by the Funds relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Sec urities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted and such Funds may demand payment of principal from the issuer within that period.

Certain Funds may invest in floating rate debt instruments (“floaters”) and (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income 2019®, PIMCO Real Income 2029® and PIMCO Treasury Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The PIMCO Mortgage Opportunities Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Each other Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in RIBs without limitation.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Equity Securities

While the securities in which certain Funds primarily intend to invest are expected to consist of fixed income securities, such Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in equity securities. While the PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO International Fundamental IndexPLUS® AR Strategy, PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO Intl Low Volatility RAFI®-PLUS AR, PIMCO Low Volatility RAFI®-PLUS AR, PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO Small Company Fundamental IndexPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® AR Short Strategy, PIMCO StocksPLUS® Absolute Return, and PIMCO Worldwide Fundamental Advantage AR Strategy Funds (together, for purposes of this section only, “Equity-Related Funds”) will normally utilize derivatives to gain exposure to equity securities, each of the Equity-Related Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The PIMCO Total Return Fund and PIMCO Total Return Fund IV may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Funds generally consider a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion.

With respect to the Equity-Related Funds, though the Equity-Related Funds do not normally invest directly in equity securities, when index derivatives appear to be overvalued relative to the index, each such Equity-Related Fund may invest all of its assets in a “basket” of index stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every index stock comprising each Fund’s respective index and the return of the index itself. In such case, PIMCO may employ fundamental analysis of factors such as earnings growth, price to earnings ratio, dividend growth and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the applicable Equity-Related Fund are not limited to those with any particular weighting in the applicable benchmark.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Preferred Stock

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Depositary Receipts

Certain Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or OTC. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Warrants to Purchase S ecurities

The Funds (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) will not invest more than 5% of its net assets in warrants to purchase securities. The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds will not invest in warrants. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

The PIMCO Government Money Market and PIMCO Treasury Money Market Funds may not invest in securities of foreign issuers. Each other Fund (except for the following Funds: PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Income 2019®, PIMCO Real Income 2029®, PIMCO Short Duration Municipal Income, PIMCO Tax Managed Real Return and PIMCO Total Return II Funds) may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers (except for the PIMCO Money Market Fund), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO GNMA, PIMCO Money Market and PIMCO Mortgage-Backed Securities Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). With respect to the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Intl Low Volatility RAFI®-PLUS AR and PIMCO Low Volatility RAFI®-PLUS AR Funds’derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets of the derivative instrument, or a substantial portion of the components of the index to which the derivative instrument is exposed, are: (i) foreign currencies (or baskets or indexes of such currencies); (ii) instruments or securities that are issued by foreign governments; or (iii) instruments or securities that are issued by issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

A Fund that invests in instruments economically tied to non-U.S. countries may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

PIMCO generally considers an instrument to be economically tied to an emerging market country if the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a “country of exposure” is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the “country of risk” of the issuer, (iv) the “country of risk” of the issuer’s ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

The PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045, PIMCO RealRetirement® 2050 and PIMCO TRENDS Managed Futures Strategy Funds may invest, without limit, in securities and instruments that are economically tied to emerging market countries. The PIMCO Credit Absolute Return Fund may invest up to 70% of its total assets in securities and instruments that are economically tied to emerging market countries. Each of the PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. Each of the PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO International Fundamental IndexPLUS® AR Strategy, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Investment Grade Corporate Bond,

PIMCO Long-Term Credit, PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO Small Company Fundamental IndexPLUS® AR Strategy, PIMCO StocksPLUS® Absolute Return, PIMCO StocksPLUS® AR Short Strategy and PIMCO Worldwide Fundamental Advantage AR Strategy Funds may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to each Fund’s fixed income investments, each of the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Intl Low Volatility RAFI®-PLUS AR and PIMCO Low Volatility RAFI®-PLUS AR Funds may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. Each of the PIMCO Convertible, PIMCO Extended Duration, PIMCO High Yield, PIMCO Long Duration Total Return, PIMCO Moderate Duration, PIMCO StocksPLUS® Long Duration, PIMCO Total Return and PIMCO Total Return III Funds may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO High Yield Spectrum Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. Each remaining Fund that is permitted to invest in foreign (non-U.S.) securities, except for the PIMCO Income, PIMCO Money Market, PIMCO Short Asset Investment and PIMCO Short-Term Funds, may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Fund may invest up to 5% of its total assets in such securities and instruments and the PIMCO Income Fund may invest up to 20% of its total assets in such securities and instruments.

Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Funds may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Funds may invest may not be subject to a high degree of regulation and the financial institutions with which the Funds may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Funds’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Funds could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Funds invest a portion of their assets in a concentrated geographic area, the Funds will generally have more exposure to regional economic risks associated with that geographic area.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Funds that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Funds’ investment. If such restrictions were to be imposed subsequent to the Funds’ investment in the securities markets of a particular country, the Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Funds’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Funds, the Funds’ returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Funds. A Fund may not know the identity of a Counterparty, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. The Funds will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Funds will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Funds. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Funds’ claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Funds may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Funds will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Funds invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Funds’ investment in that country.

Litigation. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in emerging market countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Funds’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Each Fund (except for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Income 2019®, PIMCO Real Income 2029®, PIMCO Short Duration Municipal Income, PIMCO Tax Managed Real Return, PIMCO Total Return II and PIMCO Treasury Money Market Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Euro-related risks. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro would likely have an extremely destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Investments in Russia. Certain Funds may invest in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central securities depository and no central registration system for security holders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity, and it is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Investments in the People’s Republic of China. Certain Funds that may invest in emerging market countries may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” including those associated with investing in emerging markets, investing in the PRC presents additional risks. These additional risks include (without limitation): (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many Chinese companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (k) uncertainty with respect to the commitment of the government of the PRC to economic reforms.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.

The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, PIMCO may provide for capital gains taxes on Funds investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and PIMCO’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.

Foreign Currency Transactions

All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. These Funds also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The PIMCO Tax Managed Real Return Fund may invest up to 5% of its assets in non-U.S. dollar-denominated securities of U.S. issuers.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bi-laterally negotiated contracts.

Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsTM (“CEWsTM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsTM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsTM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and PIMCO Total Return Fund IV has adopted a non-fundamental investment restriction under which the respective Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets (except the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and PIMCO Total Return Fund IV).

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.25% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities. A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives, the Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO GNMA, PIMCO Government Money Market, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Mortgage-Backed Securities, PIMCO Mortgage Opportunities, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Income 2019®, PIMCO Real Income 2029®, PIMCO Short Duration Municipal Income, PIMCO Total Return II, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income 2019®, PIMCO Real Income 2029® and PIMCO Treasury Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund also may use those instruments, provided that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions, which will generally be taxable, even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed-income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by a Fund. A call option on a security is also “covered” if a Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. A put option on a security or an index is covered if a Fund segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or where the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions recently adopted by the CFTC and SEC, many foreign currency options will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement to buy or sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy (or sell) a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income 2019®, PIMCO Real Income 2029® and PIMCO Treasury Money Market Funds) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. The PIMCO Real Income 2019 Fund® and PIMCO Real Income 2029 Fund® may invest in futures contracts on U.S. Treasury securities. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including , but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack track records. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Certain Funds have filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as commodity pools under the CEA. PIMCO is not deemed to be a CPO with respect to its service as investment adviser to these Funds. Additionally, certain Funds operating as funds-of-funds have claimed a temporary exemption from the definition of CPO under the CEA and, therefore, are not currently subject to registration or regulation as commodity pools under the CEA.

PIMCO is not currently deemed to be a CPO with respect to its service as investment adviser to these Funds.

In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions that were available to each of the Funds and Subsidiaries. Effective January 1, 2013, certain Funds and Subsidiaries, as well as PIMCO, operate subject to CFTC regulation because of these changes. The on-going compliance implications of these amendments are not yet fully effective and their scope of application is still uncertain.

To the extent any Funds are, or become, no longer eligible to claim an exclusion from CFTC regulation, these Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. The table below identifies which Funds and Subsidiaries are currently subject to CFTC regulation:

Funds and Subsidiaries Subject to CFTC Regulation

PIMCO Convertible Fund
PIMCO CommoditiesPLUS® Short Strategy Fund and its Subsidiary
PIMCO CommoditiesPLUS® Strategy Fund and its Subsidiary
PIMCO CommodityRealReturn Strategy Fund®
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund
PIMCO Fundamental Advantage Absolute Return Strategy Fund
PIMCO Fundamental IndexPLUS® AR Fund

PIMCO Global Multi-Asset Fund
PIMCO Inflation Response Multi-Asset Fund and its Subsidiary
PIMCO International Fundamental IndexPLUS® AR Strategy Fund
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund
PIMCO Low Volatility RAFI®-PLUS AR Fund
PIMCO RealEstateRealReturn Strategy Fund
PIMCO Small Cap StocksPLUS® AR Strategy Fund
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® Long Duration Fund
PIMCO StocksPLUS® Absolute Return Fund
PIMCO StocksPLUS® AR Short Strategy Fund
PIMCO TRENDS Managed Futures Strategy Fund
PIMCO Unconstrained Tax Managed Bond Fund
PIMCO Worldwide Fundamental Advantage AR Strategy Fund

Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by such Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or where the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund’s daily marked to market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income 2019®, PIMCO Real Income 2029® and PIMCO Treasury Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swaptions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income 2019®, PIMCO Real Income 2029® and PIMCO Treasury Money Market Funds) may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer or the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of a Fund’s portfolio. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. Mandatory clearing of interest rate swaps and certain credit default swaps on indexes is being phased in during 2013. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

A Fund also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

A Fund’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Fund, if applicable). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.

Correlation Risk for Certain Funds. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain Funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. For the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, these factors include the possibility that the Fund’s commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index.

A Note on the PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO StocksPLUS® AR Short Strategy Fund. Each of PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO StocksPLUS® AR Short Strategy Fund will generally benefit when the value of the Fund’s associated index is declining and will generally not perform well when the index is rising, a result that is different from traditional mutual funds. Under certain conditions, even if the value of a Fund’s associated index is declining (which could be beneficial to a short strategy), this could be offset by declining values of the Fund’s holdings of Fixed Income Instruments. Conversely, it is possible that rising fixed income securities prices could be offset by a rising index (which could lead to losses in a short strategy). In either scenario, these Funds may experience losses. In a market where the value of a Fund’s associated index is rising and its Fixed Income Instrument holdings are declining, the Fund may experience substantial losses.

However, although these Funds use derivatives and other short positions to gain exposures that may vary inversely with the performance of its associated index, neither Fund as a whole is designed or expected to produce returns which replicate the inverse of the performance of its associated index, and the degree of variation could be substantial, particularly over longer periods. Because the value of each Fund’s derivatives short positions move in the opposite direction from the value of the Fund’s associated index every day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the results of PIMCO’s active management of the Funds, including the combination of income and capital gains or losses derived from the Fixed Income Instruments held by the Funds and the ability of the Funds to reduce or limit short exposure, may result in an imperfect inverse correlation between the performance of a Fund’s associated index and the performance of the Fund. As noted above, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation.

Carbon Equivalent Emissions Allowances. Each of the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund® may trade derivative instruments on carbon equivalent emissions allowances (“EUAs”) eligible for trading under the European Union Emissions Trading Scheme. The derivative instruments on EUAs will be subject to the risks associated with trading EUAs directly. Those risks are substantial, including possibly illiquid and volatile trading markets, changing supply and demand for EUAs which may be impacted by changes in economic growth, output, efficiency measures undertaken by affected industries and possible new technology for curbing carbon emissions, changes in the European Commission’s regulation of carbon emissions, changes in oil and gas prices, shifting weather patterns, the continued willingness of parties to continue to observe the carbon emissions limitations and other restrictions, and other possible actions undertaken by the global community in response to the perceived dangers of climate change caused by greenhouse gases.

Synthetic Equity Swaps. Certain Underlying PIMCO Funds may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Underlying PIMCO Fund will either pay or receive the net amount. The Underlying PIMCO Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using certain instruments. These risks may be particularly acute for those Funds, such as the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy and PIMCO CommodityRealReturn Strategy Fund®, that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions were effective October 12, 2012 and provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Structured Products

The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except for the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, will not invest more than 5% of its total assets in a combination of credit-linked securities or commodity-linked notes.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Bank Capital Securities

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust Preferred Securities

The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Exchange-Traded No tes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and Municipal Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV), determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and the Municipal Funds) may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds (except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Standby Commitment Agreements

The Funds and Underlying PIMCO Funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Fund or Underlying PIMCO Fund receives a commitment fee based upon a percentage of the purchase price of the security. The Fund or Underlying PIMCO Fund receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Fund or Underlying PIMCO Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Fund or Underlying PIMCO Fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Fund’s or Underlying PIMCO Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.

Infrastructure Inv estments

Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.

Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.

Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.

Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.

An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Short Sales

Each of the Funds (except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds), particularly the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO StocksPLUS® AR Short Strategy Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds (except the PIMCO Total Return Fund IV) will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

144A Securities

In addition to a Fund’s investments in privately placed and unregistered securities, a Fund may also invest in securities sold pursuant to Rule 144A of the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and are treated as liquid under procedures approved by the Board of Trustees. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities (5% of “total assets,” as defined in Rule 2a- 7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than 144A securities and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund (except the PIMCO Real Income 2019®, PIMCO Real Income 2029® and PIMCO Total Return IV Funds) may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% or the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund (including the collateral received with respect to such loans). Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid Fixed Income Instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Investments in Underlying PIMCO Funds

The PIMCO Funds of Funds invest substantially all or a significant portion of their assets in Underlying PIMCO Funds. Please see the “Principal Investment Strategies” section in the Prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. In some cases, the PIMCO Funds of Funds and Affiliated Funds of Funds may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. As noted above, investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds.

For instance, the PIMCO Funds of Funds and Affiliated Funds of Funds may purchase and redeem shares of an Underlying PIMCO Fund as part of a reallocation or rebalancing strategy, which may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. The PIMCO Funds of Funds and PIMCO have adopted asset reallocation guidelines, which are designed to minimize potentially disruptive purchases and redemption activities by the PIMCO Funds of Funds.

Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Social Investment Policies

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of Socially-Restricted Issuers at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely upon, among other things, information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

Additionally, the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (“Sudan-Related Issuers”). In applying the policy noted in the prior sentence, PIMCO will not invest directly in companies who own or control property or assets in Sudan; have employees or facilities in Sudan; provide goods or services to companies domiciled in Sudan; obtain goods or services from Sudan; have distribution agreements with companies domiciled in Sudan; issue credits or loans to companies domiciled in Sudan; or purchase goods or commercial paper issued by the Government of Sudan. In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not invest in derivative instruments where the counterparties to such transactions are themselves either Socially-Restricted Issuers or Sudan-Related Issuers (each a “SRI” and collectively “SRIs”). PIMCO’s determination of whether a counterparty is a SRI at any given time will be based upon PIMCO’s good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available. PIMCO anticipates that it will review all counterparties periodically to determine whether any qualify as a SRI at that time, but will not necessarily conduct such reviews at the time a Fund enters into a transaction. This could cause a Fund to enter into a transaction with a SRI counterparty. In such cases, upon the determination that a counterparty is a SRI, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of the applicable investment and may incur a loss in doing so. The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not invest in derivative instruments whose returns are based, in whole, on securities issued by SRIs. With respect to investments in derivative instruments that are based only in part on securities issued by SRIs, including, but not limited to, credit default swaps on an index of securities, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.

Because the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III adhere to the social investment policies described above, these Funds may be required to forego certain investment opportunities and their associated returns.

Investments in the Wholly-Owned Subsidiaries

Investments in the Subsidiaries are expected to provide the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund, respectively, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under “Taxation.” The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors. The PIMCO CommoditiesPLUS® Strategy Fund is the sole shareholder of the CPS Subsidiary, and it is not currently expected that shares of the CPS Subsidiary will be sold or offered to other investors. The PIMCO CommoditiesPLUS® Short Strategy Fund is the sole shareholder of the CPSS Subsidiary, and it is not currently expected that shares of the CPSS Subsidiary will be sold or offered to other investors. The PIMCO CommodityRealReturn Strategy Fund® is the sole shareholder of the CRRS Subsidiary, and it is not currently expected that shares of the CRRS Subsidiary will be sold or offered to other investors. The PIMCO Global

Multi-Asset Fund is the sole shareholder of the GMA Subsidiary, and it is not currently expected that shares of the GMA Subsidiary will be sold or offered to other investors. The PIMCO Inflation Response Multi-Asset Fund is the sole shareholder of the IRMA Subsidiary, and it is not currently expected that shares of the IRMA Subsidiary will be sold or offered to other investors. The PIMCO TRENDS Managed Futures Strategy Fund is the sole shareholder of the MF Subsidiary, and it is not currently expected that shares of the MF Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiaries will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and PIMCO TRENDS Managed Futures Strategy Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, each Fund’s investment in its Subsidiary will likely increase. The Subsidiaries will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the respective Subsidiary’s derivatives position. To the extent that the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn StrategyFund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and/or PIMCO TRENDS Managed Futures Strategy Fund invest in their respective Subsidiaries, such Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this Statement of Additional Information.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO TRENDS Managed Futures Strategy Fund and/or the Subsidiaries to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Funds and their shareholders.

Government Intervention in Financial Markets

Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

In 2010, the SEC adopted amendments to money market fund regulation, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In June 2013, the SEC proposed rules with the goal of making money market funds less susceptible to runs that could harm investors. The SEC’s proposal includes two principal alternative reforms. The first alternative would require a floating NAV for prime institutional money market funds. The second alternative would permit the use of liquidity fees and redemption gates at certain times. The SEC’s proposal also includes additional diversification and disclosure measures that would apply under either alternative. The SEC may choose to adopt either alternative or a combination of both alternatives. Moreover, the SEC may adopt additional amendments to money market fund regulation in the future. These changes may adversely affect the return potential of the PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund.

Temporary Investment

If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of a Fund’s assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this Statement of Additional Information, a Fund may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

Increasing Government Debt

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Current governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by the downgrade.

Inflation and Deflation

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases in the present value a Fund’s assets. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Fund’s assets.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund’s investment objective, except for the PIMCO All Asset All Authority, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO Credit Absolute Return, PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO Emerging Local Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Currency, PIMCO Emerging Markets Full Spectrum Bond, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Extended Duration, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Global Multi-Asset, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO High Yield Spectrum, PIMCO Income, PIMCO Inflation Response Multi-Asset, PIMCO International Fundamental IndexPLUS® AR Strategy, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Intl Low Volatility RAFI®-PLUS AR, PIMCO Long-Term Credit, PIMCO Long Duration Total Return, PIMCO Low Volatility RAFI®-PLUS AR, PIMCO Mortgage Opportunities, PIMCO National Intermediate Municipal Bond, PIMCO Real Income 2019®, PIMCO Real Income 2029®, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045, PIMCO RealRetirement® 2050, PIMCO Short Asset Investment, PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO Small Company Fundamental IndexPLUS® AR Strategy, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® AR Short Strategy, PIMCO Senior Floating Rate, PIMCO Tax Managed Real Return, PIMCO Total Return IV, PIMCO Treasury Money Market, PIMCO TRENDS Managed Futures Strategy Fund, PIMCO Unconstrained Bond, PIMCO Unconstrained Tax Managed Bond and PIMCO Worldwide Fundamental Advantage AR Strategy Funds, as set forth in the Prospectuses under the heading “Investment Objective,” together with the investment restrictions set forth below, is a fundamental policy of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

1.

A Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the PIMCO Money Market Fund may concentrate its investments in securities or obligations issued by U.S. banks).

2.

A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Global Multi-Asset, PIMCO High Yield Municipal Bond, PIMCO Income, PIMCO Inflation Response Multi-Asset Fund, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Mortgage Opportunities, PIMCO National Intermediate Bond, PIMCO New York Municipal Bond, PIMCO Real Income 2019®, PIMCO Real Income 2029®, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045, PIMCO RealRetirement® 2050, PIMCO Real Return, PIMCO Real Return Asset, PIMCO StocksPLUS® AR Short Strategy, PIMCO Tax Managed Real Return and PIMCO TRENDS Managed Futures Strategy Funds.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

3.

A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

4.

A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs (This investment restriction is not applicable to the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds). This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the PIMCO Global Bond Fund (U.S. Dollar-Hedged), but see non-fundamental restriction “6”).

5.

A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.	A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.

A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

8.

Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

9.

The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO National Intermediate Bond and PIMCO Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

10.

The PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond and PIMCO California Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

11.

The PIMCO New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

For purposes of Fundamental Investment Restrictions No. 9, 10 and 11, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

1.

A Fund may not invest more than 15% of its net assets (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) taken at market value at the time of the investment in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements with remaining maturities of more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act, as amended, and certain other securities and instruments PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

2.

A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

3.

The PIMCO Mortgage Opportunities Fund may invest up to 10% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. Each other Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. The 5% and 10% limitations described in this restriction are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).

4.

Each of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and the PIMCO Total Return Fund IV may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

5.

A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

6.	The PIMCO Global Bond Fund (U.S. Dollar-Hedged) may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days’ notice to shareholders:

1.	The PIMCO GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

2.	Each of the PIMCO Mortgage Opportunities and the PIMCO Mortgage-Backed Securities Funds will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

3.	The PIMCO Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

4.	Each of the PIMCO High Yield and PIMCO High Yield Spectrum Funds will invest, under normal circumstances, at least 80% of its assets in high yield investments.

5.	The PIMCO Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

6.	Each of the PIMCO Global Bond (Unhedged) and PIMCO Global Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in bond investments.

7.	Each of the PIMCO Foreign Bond (Unhedged) and PIMCO Foreign Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

8.	The PIMCO Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

9.	The PIMCO Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments.

10.	The PIMCO Floating Income Fund will invest, under normal circumstances, at least 80% of its assets in investments that effectively enable the Fund to achieve a floating rate of income.

11.

The PIMCO Emerging Markets Currency Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries.

12.

The PIMCO Emerging Local Bond Fund will invest under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets.

13.	Each of the PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

14.	The PIMCO Global Advantage® Strategy Bond Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

15.	The PIMCO Government Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

16.	The PIMCO Treasury Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Treasury securities.

17.	Each of the PIMCO Credit Absolute Return and PIMCO Long-Term Credit Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instruments investments.

18.

The PIMCO Emerging Markets Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in corporate Fixed Income Instruments that are economically tied to emerging market countries.

19.

The PIMCO Senior Floating Rate Fund will invest, under normal circumstances, at least 80% of its assets in senior debt investments that effectively enable the Fund to achieve a floating rate of income.

20.

The PIMCO Emerging Markets Full Spectrum Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments economically tied to emerging market countries and 80% of its assets in Fixed Income Instruments, which may be represented by direct or indirect (through an Acquired Fund) investments.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these policies, the term “convertible investments” includes synthetic convertible securities created by PIMCO and those created by other parties such as investment banks.

Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO Convertible Fund, PIMCO Diversified Income Fund, PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Floating Income Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged), PIMCO Global Multi-Asset Fund, PIMCO Income Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO International StocksPLUS® AR Strategy Fund (Unhedged), PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO RealRetirement® Income and Distribution Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2040 Fund, PIMCO RealRetirement® 2050 Fund, PIMCO Senior Floating Rate Fund, PIMCO Tax Managed Real Return Fund, PIMCO Total Return Fund IV, PIMCO TRENDS Managed Futures Strategy Fund, PIMCO Unconstrained Bond Fund, PIMCO Unconstrained Tax Managed Bond Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund, will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The PIMCO TRENDS Managed Futures Strategy Fund may obtain foreign currency exposure without limitation. The PIMCO Emerging Markets Full Spectrum Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20%-80% of its total assets. Each of the PIMCO Unconstrained Bond Fund and PIMCO Unconstrained Tax Managed Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The PIMCO Inflation Response Multi-Asset Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets. The PIMCO Income Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. With respect to the fixed income investments of the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO International StocksPLUS® AR Strategy Fund (Unhedged), PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, and PIMCO Low Volatility RAFI®-PLUS AR Fund, each Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The PIMCO High Yield Spectrum Fund will normally limit its currency exposure to within 10% (plus or minus) of the Fund’s benchmark index. The PIMCO CommoditiesPLUS® Short Strategy Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 1% (plus or minus) of the foreign currency exposure of the Fund’s benchmark index. The PIMCO CommoditiesPLUS® Strategy Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The PIMCO Senior Floating Rate Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The PIMCO Tax Managed Real Return Fund will normally limit its non-U.S. dollar-denominated securities exposure to 5% of its total assets. The PIMCO Total Return Fund IV will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. With respect to the Fund’s fixed income investments, the PIMCO Worldwide Fundamental Advantage AR Strategy Fund will normally limit its foreign currency exposure from non-U.S. dollar-denominated Fixed Income Instruments to 20% of its total assets, but may gain foreign currency exposure beyond this limit through other securities and instruments. There can be no assurance that currency hedging techniques will be successful. All percentage limitations described in this paragraph are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except for the PIMCO Global Bond Fund (U.S. Dollar-Hedged)), such excess shall be subject to the 300% asset coverage requirement.

To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction), credit default swap or other derivative instrument by the segregating or “earmarking” of assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: (1) the market value of purchased OTC options currently outstanding which are held by the Fund; and (2) the market value of the underlying securities (including any collateral posted by the Fund) covering OTC options currently outstanding which were sold by the Fund, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Funds and may be amended by the Board of Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries. With respect to investments in Underlying PIMCO Funds by the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and the PIMCO RealRetirement® Funds, the Trust takes the position that investments in Underlying PIMCO Funds are not considered an investment in a particular industry, and portfolio securities held by an Underlying PIMCO Fund in which these Funds may invest are not considered to be securities purchased by these Funds for purposes of the Trust’s policy on concentration.

A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

For purposes of applying the Funds’ policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Funds’ policy with respect to diversification does not limit the percentage of a Fund’s assets that may be invested in securities insured by a single bond insurer.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments and to permit the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds to make direct investments in commodities.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. With respect to the PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund, a First Tier Security (as defined in Rule 2a-7 under the 1940 Act) rated in the highest short-term category by three or more rating agencies at the time of purchase that subsequently receives a rating below the highest rating category from one of those rating agencies or a different rating agency may continue to be considered a First Tier Security.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO and a Fund’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Leadership Structure and Risk Oversight Function

The Board is currently composed of seven Trustees, five of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Trustees

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years**

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years**
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer (since 2/14) and Chief Operating Officer (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	167	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	160	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust Director. Formerly, Director.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	160	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	160	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

(1)	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.
(*)	The information for the individuals listed is as of December 31, 2012.
(**)	Effective June 30, 2013, Mr. Curtis retired as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. With the exception of Messrs. Hodge and

Parker, each Trustee has significant experience as a Trustee of the Trust and has served for several years as a Trustee for other funds in the same fund complex as the Trust. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Harris’s position as a Managing Director of PIMCO and a Member of its Executive Committee give him valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Mr. Hodge’s position as Chief Executive Officer and a Managing Director of PIMCO, as well as his former position as Chief Operating Officer of PIMCO, and his position as a Member of the Global Executive Committee of Allianz Asset Management of America L.P. (“Allianz Asset Management”) give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser, which enable him to provide essential management input to the Board.

Mr. Cannon has experience as the proprietor of a private equity investment firm and as president of a nonprofit entity. His qualifications also include past participation on the board of PIMCO Funds Multi-Manager Series (now known as Allianz Funds). Mr. Cannon also has prior experience as a board member of a public company.

Mr. Curtis has experience in the areas of financial reporting and accounting, including prior experience as President and Chief Executive Officer of a NYSE listed company and as a board member and audit committee chair of several REITs. He also served as Dean of the School of Economics and Business at Chapman University.

Mr. Hagan has experience in the areas of financial reporting and accounting, including past experience as Chairman and CEO of a NYSE listed company. He also has experience as a board member and audit committee chairman of a public company.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation.

Mr. Popejoy has prior management experience as the director of a government agency and as the Chief Executive Officer of Orange County, California. He also has experience as a board member of public companies.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Chief Investment Officer, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Executive Officer (since 2/14) and Chief Operating Officer (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Attorney, PIMCO.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Joshua D. Ratner (1976) Vice President—Senior Counsel, Secretary	11/2013 to present	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow (1970) Senior Vice President	11/2013 to present	Managing Director, PIMCO.
Vice President 05/2008 to 11/2013

William G. Galipeau (1974) Vice President	11/2013 to present	Senior Vice President, PIMCO

John P. Hardaway (1957) Vice President	11/2013 to present	Executive Vice President, PIMCO.
Treasurer 08/1990 to 11/2013

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Treasurer	11/2013 to present	Senior Vice President, PIMCO.
Assistant Treasurer 05/2007 to 11/2013

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO.

*	Unless otherwise noted, the information for the individuals listed is as of March 5, 2014.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2012.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

Interested Trustees

Brent R. Harris	PIMCO All Asset Fund	over $100,000	over $100,000

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

	PIMCO All Asset All Authority Fund	over $100,000

	PIMCO CommodityRealReturn Strategy Fund®	over $100,000

	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	over $100,000

	PIMCO Emerging Markets Bond Fund	$50,001-$100,000

	PIMCO EqS Pathfinder Fund®	$1-$10,000

	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	over $100,000

	PIMCO Fundamental Advantage Absolute Return Strategy Fund	over $100,000

	PIMCO Global Advantage® Strategy Bond Fund	$1-$10,000

	PIMCO GNMA Fund	over $100,000

	PIMCO Government Money Market Fund	over $100,000

	PIMCO High Yield Fund	$1-$10,000

	PIMCO Low Duration Fund	over $100,000

	PIMCO Money Market Fund	over $100,000

	PIMCO Mortgage Opportunities Fund	over $100,000

	PIMCO Real Return Fund	over $100,000

	PIMCO RealEstateRealReturn Strategy Fund	over $100,000

	PIMCO RealRetirement® 2040 Fund	over $100,000

	PIMCO StocksPLUS® AR Short Strategy Fund	$10,001-$50,000

	PIMCO Total Return Fund	over $100,000

	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	over $100,000

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

Douglas M. Hodge	PIMCO All Asset Fund	over $100,000	over $100,000

	PIMCO All Asset All Authority Fund	over $100,000

	PIMCO EqS Pathfinder Fund®	$10,001-$50,000

	PIMCO Global Multi-Asset Fund	over $100,000

	PIMCO Government Money Market Fund	over $100,000

	PIMCO High Yield Fund	over $100,000

	PIMCO Mortgage-Backed Securities Fund	$1-$10,000

	PIMCO Real Return Fund	over $100,000

	PIMCO StocksPLUS® Fund	over $100,000

	PIMCO Total Return Fund	over $100,000

Independent Trustees

E. Philip Cannon	PIMCO EqS Pathfinder Fund®	over $100,000	over $100,000
Vern O. Curtis	PIMCO All Asset Fund	over $100,000	over $100,000

	PIMCO All Asset All Authority Fund	over $100,000

	PIMCO EqS Pathfinder Fund®	over $100,000

	PIMCO EqS® Dividend Fund	over $100,000

	PIMCO Global Multi-Asset Fund	over $100,000

	PIMCO Total Return Fund	over $100,000

J. Michael Hagan	PIMCO All Asset All Authority Fund	over $100,000	over $100,000

	PIMCO Fundamental IndexPLUS® AR Fund	$50,001-$100,000

	PIMCO High Yield Fund	over $100,000

	PIMCO Income Fund	over $100,000

	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$50,001-$100,000

	PIMCO Real Return Fund	over $100,000

	PIMCO StocksPLUS® Absolute Return Fund	$50,001-$100,000

	PIMCO Total Return Fund	over $100,000

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

Ronald C. Parker	PIMCO All Asset All Authority Fund	over $100,000	over $100,000

	PIMCO Total Return Fund	over $100,000

William J. Popejoy	PIMCO Short Duration Municipal Income Fund	over $100,000	over $100,000

The table below sets forth, to the best of the Trust’s knowledge, the approximate percentage of applicable classes of Funds owned by the Trust’s Officers and Trustees, as a group, as of July 22, 2013.

Fund	Class	Percent
PIMCO Fundamental IndexPLUS® AR Fund	Institutional	1.29%
PIMCO Mortgage Opportunities Fund	Institutional	2.71%
PIMCO RealRetirement® 2040 Fund	Institutional	1.07%

To the best of the Trust’s knowledge, as of July 22, 2013, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Fund not listed in the above table.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2012.

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

E. Philip Cannon	None	None	None	None	None

Vern O. Curtis	None	None	None	None	None

J. Michael Hagan	None	None	None	None	None

Ronald C. Parker	None	None	None	None	None

William J. Popejoy	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:

—	the Funds;

—	an officer of the Funds;

—

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

—

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

—	the investment adviser or principal underwriter of the Funds;

—	an officer of the investment adviser or principal underwriter of the Funds;

—	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

—	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

With respect to the persons listed in the bullet points above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:

1.	Payments for property or services to or from any such person;

2.	Provision of legal services to any such person;

3.	Provision of investment banking services to any such person; and

4.	Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (i) through (iii) above.

Standing Committees

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan, Parker (Chair) and Popejoy). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2013, there were 4 meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Strelow, Hardaway, and Brown and Ms. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2013, there were 12 meetings of the Valuation Committee.

The Trust also has a Governance Committee, which is composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Messrs. Cannon, Curtis, Hagan, Parker and Popejoy (Chair)) vote on the nomination of Independent Trustee candidates.

The Governance Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

During the fiscal year ended March 31, 2013, there were 2 meetings of the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2013.

Name and Position	Aggregate Compensation from Trust[1,2]	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees[3]

E. Philip Cannon, Trustee	$190,000.00	N/A	$388,700.00

Vern O. Curtis, Trustee	$190,000.00	N/A	$396,325.00

J. Michael Hagan, Trustee	$227,250.00	N/A	$344,950.00

Ronald C. Parker, Trustee	$190,000.00	N/A	$288,950.00

William J. Popejoy, Trustee	$192,250.00	N/A	$295,950.00

(1)

Effective January 1, 2013, for their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250. Prior to January 1, 2013, for their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2013.

(3)

During the one-year period ending March 31, 2013, each Trustee also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company.

Effective January 1, 2013, for their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,500. Prior to January 1, 2013, for their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $4,000 and each other committee chair receives an additional annual retainer of $500.

Effective January 1, 2013, for their services to PIMCO ETF Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250. Prior to January 1, 2013, for their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $4,000 and each other committee chair receives an additional annual retainer of $500.

For their services to PIMCO Equity Series, Messrs. Cannon and Curtis receive an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair received an additional annual retainer of $750. Effective June 30, 2013, Mr. Curtis resigned his position as trustee of PIMCO Equity Series.

For their services to PIMCO Equity Series VIT, Messrs. Cannon and Curtis receive an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair received an additional annual retainer of $250. Effective June 30, 2013, Mr. Curtis resigned his position as trustee of PIMCO Equity Series VIT.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO also serves as investment adviser to the Subsidiaries. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $1.97 trillion of assets under management as of September 30, 2013.

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund pursuant to separate asset allocation sub-advisory agreements (“Asset Allocation Sub-Advisory Agreements”), as sub-adviser to the PIMCO Fundamental Advantage Absolute Return Strategy and PIMCO Fundamental IndexPLUS®AR Funds pursuant to a sub-advisory agreement (“RAFI® Sub-Advisory Agreement”), as sub-adviser to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund pursuant to a separate sub-advisory agreement (“EM Sub-Advisory Agreement”), as sub-adviser to the PIMCO International Fundamental IndexPLUS® AR Strategy and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Funds pursuant to a separate sub-advisory agreement (“IF/SCF Sub-Advisory Agreement”), as sub-adviser to the PIMCO Worldwide Fundamental Advantage AR Strategy Fund pursuant to a separate sub-advisory agreement (“WFA Sub-Advisory Agreement”), and as sub-adviser to the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Intl Low Volatility RAFI®-PLUS AR, and PIMCO Low Volatility RAFI®-PLUS AR Funds pursuant to a separate sub-advisory agreement (“Low Volatility Sub-Advisory Agreement”). Research Affiliates was organized in March 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California, 92660.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE.

Advisory Agreements

The Funds pay for the advisory and supervisory and administrative services they require under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As discussed in “Investment Objectives and Policies” above, the PIMCO CommoditiesPLUS® Strategy Fund may pursue its investment objective by investing in the CPS Subsidiary, the PIMCO CommoditiesPLUS® Short Strategy Fund may pursue its investment objective by investing in the CPSS Subsidiary, the PIMCO CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the CRRS Subsidiary, the PIMCO Global Multi-Asset Fund may pursue its investment objective by investing in the GMA Subsidiary, the PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in the IRMA Subsidiary and the PIMCO TRENDS Managed Futures Strategy Fund may pursue its investment objective by investing in the MF Subsidiary. The Subsidiaries have each entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiaries (the “Subsidiary Advisory Contracts”). In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CPS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Short Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPSS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CPSS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the IRMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the IRMA Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the MF Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the MF Subsidiary is in place.

The Subsidiary Advisory Contracts will continue in effect until terminated. The Subsidiary Advisory Contracts are each terminable by either party thereto, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event: (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Advisory Contract between the Trust, acting for and on behalf of the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and/or PIMCO TRENDS Managed Futures Strategy Fund, as applicable, and PIMCO is terminated.

PIMCO employs Research Affiliates to provide asset allocation services to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund pursuant to separate Asset Allocation Sub-Advisory Agreements. Under each Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for recommending how the assets of the Funds are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Funds indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying PIMCO Funds in which the Funds invest. Research Affiliates is not compensated directly by the PIMCO All Asset Fund or PIMCO All Asset All Authority Fund, but is paid by PIMCO. Under the terms of each Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to sub-advise the PIMCO All Asset and PIMCO All Asset All Authority Funds in accordance with applicable laws and regulations.

Each Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the PIMCO All Asset Fund and the PIMCO All Asset All Authority Funds, respectively, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. Each Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to serve as sub-adviser of the Funds, PIMCO will either assume full responsibility therefor, or retain a new asset allocation sub-adviser, subject to the approval of the Board of Trustees and, if required, the Fund’s shareholders.

PIMCO also employs Research Affiliates to provide sub-advisory services to the PIMCO Fundamental Advantage Absolute Return Strategy Fund and PIMCO Fundamental IndexPLUS® AR Fund pursuant to the RAFI® Sub-Advisory Agreement. Under the RAFI® Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Funds’ use of Enhanced RAFI®1000 derivatives. More specifically, Research Affiliates will provide to the Funds’ swap counterparties model portfolios of Enhanced RAFI®1000 securities so that the counterparties can provide total return swaps based on Enhanced RAFI®1000 to the Funds. Research Affiliates is not compensated directly by the Funds, but is paid by PIMCO. If any investment company that is sponsored by PIMCO and sub-advised by Research Affiliates, including, without limitation, the PIMCO Funds of Funds (each a “PIMCO Sponsored Fund”), invests in either the PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® or PIMCO Fundamental IndexPLUS® AR Funds, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

PIMCO also employs Research Affiliates to provide sub-advisory services to the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund pursuant to the EM Sub-Advisory Agreement. Under the EM Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Fund’s use of Enhanced RAFI® Emerging Markets Fundamental Index® derivatives. More specifically, Research Affiliates will provide to the Fund’s swap counterparties model portfolios of Enhanced RAFI® Emerging Markets securities so that the counterparties can provide total return swaps based on the Enhanced RAFI® Emerging Markets Fundamental Index® to the Fund. Research Affiliates is not compensated directly by the Fund, but is paid by PIMCO. If any of the PIMCO Sponsored Funds invests in the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, Research Affiliates will waive any fee to which it would be entitled under the EM Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

PIMCO also employs Research Affiliates to provide sub-advisory services to the PIMCO International Fundamental IndexPLUS® AR Strategy and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Funds pursuant to the IF/SCF Sub-Advisory Agreement. Under the IF/SCF Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Funds’ use of Enhanced RAFI® Developed ex-U.S. Fundamental Index derivatives and Enhanced RAFI® Small Company Fundamental Index derivatives. More specifically, Research Affiliates will provide to the PIMCO International Fundamental IndexPLUS® AR Strategy Fund’s swap counterparties model portfolios reflecting the composition of the Enhanced RAFI® Developed ex-U.S. Fundamental Index, and provide to the PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund’s swap counterparties model portfolios reflecting the composition of the Enhanced RAFI® Small Company Fundamental Index, so that the counterparties can provide total return swaps based on those indexes to the Funds. Research Affiliates is not compensated directly by the Funds, but is paid by PIMCO. If any of the PIMCO Sponsored Funds invests in the PIMCO International Fundamental IndexPLUS® AR Strategy Fund or the PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, Research Affiliates will waive any fee to which it would be entitled under the IF/SCF Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

PIMCO also employs Research Affiliates to provide sub-advisory services to the PIMCO Worldwide Fundamental Advantage AR Strategy Fund pursuant to the WFA Sub-Advisory Agreement. Under the WFA Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Fund’s use of RAFI® Country Neutral L/S Global Index derivatives. More specifically, Research Affiliates will provide to the PIMCO Worldwide Fundamental Advantage AR Strategy Fund’s swap counterparties model portfolios reflecting the composition of the RAFI® Country Neutral L/S Global Index, so that the counterparties can provide total return swaps based on those indexes to the Fund. Research Affiliates is not compensated directly by the Fund, but is paid by PIMCO. If any of the PIMCO Sponsored Funds invests in the PIMCO Worldwide Fundamental Advantage AR Strategy Fund, Research Affiliates will waive any fee to which it would be entitled under the WFA Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

PIMCO also employs Research Affiliates to provide sub-advisory services to the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Intl Low Volatility RAFI®-PLUS AR, and PIMCO Low Volatility RAFI®-PLUS AR Funds pursuant to the Low Volatility Sub-Advisory Agreement. Under the Low Volatility Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Funds’ use of RA Emerging Markets Low Volatility Equity Income Index derivatives, RA International Low Volatility Equity Income Index derivatives and RA US Low Volatility Equity Income Index derivatives. More specifically, Research Affiliates will provide to the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund’s swap counterparties model portfolios reflecting the composition of the RA Emerging Markets Low Volatility Equity Income Index, provide to the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund’s swap counterparties model portfolios reflecting the composition of the RA International Low Volatility Equity Income Index, and provide to the PIMCO Low Volatility RAFI®-PLUS AR Fund’s swap counterparties model portfolios reflecting the composition of the RA US Low Volatility Equity Income Index so that the counterparties can provide total return swaps based on those indexes to the Funds. Research Affiliates is not compensated directly by the Funds, but is paid by PIMCO. If any of the PIMCO Sponsored Funds invests in the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund or PIMCO Low Volatility RAFI®-PLUS AR Fund, Research Affiliates will waive any fee to which it would be entitled under the Low Volatility Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

Under the terms of the RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement, IF/SCF Sub-Advisory Agreement, WFA Sub-Advisory Agreement and Low Volatility Sub-Advisory Agreement, Research Affiliates is obligated to provide advice to the PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO International Fundamental IndexPLUS® AR Strategy, PIMCO Intl Low Volatility RAFI®-PLUS AR, PIMCO Low Volatility RAFI®-PLUS AR, PIMCO Small Company Fundamental IndexPLUS® AR Strategy and PIMCO Worldwide Fundamental Advantage AR Strategy Funds, as applicable, in accordance with applicable laws and regulations. The RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement, IF/SCF Sub-Advisory Agreement, WFA Sub-Advisory Agreement and Low Volatility Sub-Advisory Agreement will continue in effect with respect to the PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO International Fundamental IndexPLUS® AR Strategy, PIMCO Intl Low Volatility RAFI®-PLUS AR, PIMCO Low Volatility RAFI®-PLUS AR, PIMCO Small Company Fundamental IndexPLUS® AR Strategy and PIMCO Worldwide Fundamental Advantage AR Strategy Funds, as applicable, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement, IF/SCF Sub-Advisory Agreement, WFA Sub-Advisory Agreement and Low Volatility Sub-Advisory Agreement may be terminated, without penalty, with respect to the applicable Fund by: (i) a vote of the majority of such Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Research Affiliates upon 60 days’ written notice. The RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement, IF/SCF Sub-Advisory Agreement, WFA Sub-Advisory Agreement and Low Volatility Sub-Advisory Agreement will each terminate automatically in the event of its assignment.

In rendering investment advisory services to the Trust, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Advisers Act (the “PIMCO Overseas Affiliates”) to provide portfolio management, research and trading services to the Trust. Under the Memorandums of Understanding (“MOUs”), each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Trust are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

Advisory Fee Rates

Each Fund either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Funds as follows:

Fund	Advisory Fee Rate
PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds	0.12%
PIMCO All Asset Fund	0.175%
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.18%
PIMCO Real Income 2019® and PIMCO Real Income 2029 Funds®	0.19%
PIMCO All Asset All Authority and PIMCO Municipal Bond Funds	0.20%
PIMCO California Intermediate Municipal Bond, PIMCO Long-Term U.S. Government and PIMCO New York Municipal Bond Funds	0.225%
PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO High Yield Spectrum, PIMCO Long-Term Credit and PIMCO Real Return Asset Funds	0.30%
PIMCO StocksPLUS® Long Duration and PIMCO Mortgage Opportunities Funds	0.35%
PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO StocksPLUS® Absolute Return and PIMCO StocksPLUS® AR Short Strategy Funds	0.39%
PIMCO Convertible, PIMCO Global Advantage® Strategy Bond, PIMCO Senior Floating Rate(1) and PIMCO Unconstrained Tax Managed Bond Funds	0.40%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.44%
PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency and PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged) Funds	0.45%
PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds	0.49%
PIMCO RealRetirement® Income and Distribution Fund(2)	0.50%*
PIMCO RealRetirement® 2015 Fund(3)	0.53%*
PIMCO CommoditiesPLUS® Short Strategy, PIMCO Fundamental IndexPLUS® AR and PIMCO Low Volatility RAFI®-PLUS AR Funds	0.54%
PIMCO RealRetirement® 2020 Fund(4)	0.55%*
PIMCO International Fundamental IndexPLUS® AR Strategy(5) and PIMCO Intl Low Volatility RAFI®-PLUS AR Funds	0.57%
PIMCO RealRetirement® 2025 Fund(6)	0.58%*
PIMCO Emerging Markets Full Spectrum Bond Fund and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.59%
PIMCO Credit Absolute Return, PIMCO RealRetirement® 2030(7), PIMCO RealRetirement® 2035(7) and PIMCO Unconstrained Bond Fund Funds	0.60%*
PIMCO RealRetirement® 2040(8), PIMCO RealRetirement® 2045(8) and PIMCO RealRetirement® 2050(8) Funds	0.62%*
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.64%
PIMCO Inflation Response Multi-Asset Fund	0.65%
PIMCO Emerging Markets Corporate Bond Fund	0.75%
PIMCO EM Fundamental IndexPLUS® AR Strategy and PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Funds	0.85%
PIMCO Global Multi-Asset Fund	0.90%
PIMCO California Municipal Bond Fund	0.21%
PIMCO National Intermediate Municipal Bond Fund	0.22%
PIMCO Short Asset Investment Fund	0.20%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.74%
PIMCO TRENDS Managed Futures Strategy Fund	1.15%
All other Funds	0.25%

*

As the PIMCO RealRetirement® Funds approach their target dates, the Funds’ investment advisory contract provides that certain PIMCO RealRetirement® Funds’ advisory fee will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

(1)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.10% to 0.40% per annum.
(2)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.20% to 0.50% per annum.
(3)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.17% to 0.53% per annum.
(4)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.15% to 0.55% per annum.
(5)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.02% to 0.57% per annum.
(6)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.12% to 0.58% per annum.
(7)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.15% to 0.60% per annum.
(8)	Effective October 1, 2013, the Fund’s Advisory Fee was reduced by 0.18% to 0.62% per annum.

PIMCO RealRetirement® Fund Advisory Fee Schedule

(stated as a percentage of the average daily net assets of each Fund taken separately)

Fund	April 1, 2015	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
PIMCO RealRetirement® Income and Distribution Fund	0.50%	0.50%	0.50%	0.50%	0.50%

PIMCO RealRetirement® 2015 Fund	0.50%	0.50%	0.50%	0.50%	0.50%

PIMCO RealRetirement® 2020 Fund	0.53%	0.50%	0.50%	0.50%	0.50%

PIMCO RealRetirement® 2025 Fund	0.55%	0.53%	0.50%	0.50%	0.50%

PIMCO RealRetirement® 2030 Fund	0.58%	0.55%	0.53%	0.50%	0.50%

PIMCO RealRetirement® 2035 Fund	0.60%	0.58%	0.55%	0.53%	0.50%

PIMCO RealRetirement® 2040 Fund	0.60%	0.60%	0.58%	0.55%	0.53%

PIMCO RealRetirement® 2045 Fund	0.62%	0.60%	0.60%	0.58%	0.55%

PIMCO RealRetirement® 2050 Fund	0.62%	0.62%	0.60%	0.60%	0.58%

Advisory Fee Payments

The advisory fees paid by each Fund that was operational during the fiscal years ended March 31, 2013, 2012 and 2011 were as follows:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$52,958,451	$42,601,975	$30,954,968
PIMCO All Asset All Authority Fund	49,002,392	27,700,671	14,766,170
PIMCO California Intermediate Municipal Bond Fund	341,106	245,995	207,754
PIMCO California Municipal Bond Fund	8,174	N/A	N/A
PIMCO California Short Duration Municipal Income Fund	451,168	492,653	593,956
PIMCO CommoditiesPLUS® Short Strategy Fund	53,416	42,971	21,901
PIMCO CommoditiesPLUS® Strategy Fund	26,354,728	13,575,423	4,026,537
PIMCO CommodityRealReturn Strategy Fund®	119,018,338	143,160,073	116,521,670
PIMCO Convertible Fund	4,966,076	6,229,541	3,935,116
PIMCO Credit Absolute Return Fund	1,967,830	481,123	N/A
PIMCO Diversified Income Fund	28,365,683	21,403,121	14,655,299
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	46,716,124	29,099,439	10,535,653
PIMCO Emerging Local Bond Fund	61,109,339	43,779,170	23,254,783
PIMCO Emerging Markets Bond Fund	33,573,947	20,561,822	14,885,213
PIMCO Emerging Markets Corporate Bond Fund	6,884,627	3,065,094	2,178,519
PIMCO Emerging Markets Currency Fund	30,485,901	26,005,970	15,828,703
PIMCO Emerging Markets Full Spectrum Bond Fund	2,344	N/A	N/A
PIMCO Extended Duration Fund	868,615	883,258	932,013
PIMCO Floating Income Fund	11,791,090	10,930,235	4,761,073
PIMCO Foreign Bond Fund (Unhedged)	12,849,613	10,026,443	6,854,095
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	13,190,209	9,251,626	7,582,514
PIMCO Fundamental Advantage Absolute Return Strategy Fund	14,474,994	22,862,964	29,571,933
PIMCO Fundamental IndexPLUS® AR Fund	5,932,044	3,728,519	1,637,242
PIMCO Global Advantage® Strategy Bond Fund	19,936,548	14,079,788	8,555,698
PIMCO Global Bond Fund (Unhedged)	3,013,413	2,774,491	2,329,973
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1,152,996	621,197	610,817
PIMCO Global Multi-Asset Fund	50,457,783	46,380,161	25,766,475
PIMCO GNMA Fund	5,117,231	4,179,074	3,740,084
PIMCO Government Money Market Fund	460,630	749,416	133,823

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO High Yield Fund	46,777,146	33,349,096	24,610,691
PIMCO High Yield Municipal Bond Fund	1,382,569	809,590	729,603
PIMCO High Yield Spectrum Fund	5,709,459	1,919,062	323,797
PIMCO Income Fund	39,301,824	14,800,804	5,917,545
PIMCO Inflation Response Multi-Asset Fund	794,107	106,757	N/A
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	17,136,438	1,364,492	N/A
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	3,902,742	2,208,324	814,628
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,102,797	832,597	950,036
PIMCO Investment Grade Corporate Bond Fund	22,141,965	16,387,114	14,698,976
PIMCO Long Duration Total Return Fund	15,284,949	14,273,181	10,749,858
PIMCO Long-Term Credit Fund	9,195,817	6,132,623	5,487,510
PIMCO Long-Term U.S. Government Fund	3,777,985	3,018,426	2,362,271
PIMCO Low Duration Fund	56,105,554	53,621,389	51,805,019
PIMCO Low Duration Fund II	1,711,164	1,971,140	1,349,002
PIMCO Low Duration Fund III	633,187	604,240	522,262
PIMCO Moderate Duration Fund	6,589,361	6,664,645	5,510,403
PIMCO Money Market Fund	876,927	659,081	746,817
PIMCO Mortgage Opportunities Fund	358,081	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	1,315,120	1,282,649	1,552,723
PIMCO Municipal Bond Fund	1,277,727	745,876	711,469
PIMCO National Intermediate Municipal Bond Fund	14,203	N/A	N/A
PIMCO New York Municipal Bond Fund	383,046	351,079	387,304
PIMCO Real Income 2019 Fund®	53,070	44,713	22,153
PIMCO Real Income 2029 Fund®	40,810	23,430	11,044
PIMCO Real Return Asset Fund	2,502,492	8,544,075	7,931,549
PIMCO Real Return Fund	61,490,902	53,166,212	46,322,846
PIMCO RealEstateRealReturn Strategy Fund	11,269,507	8,658,495	2,911,009
PIMCO RealRetirement® 2015 Fund	234,223	52,363	N/A
PIMCO RealRetirement® 2020 Fund	475,258	165,953	58,033
PIMCO RealRetirement® 2025 Fund	317,008	61,069	N/A
PIMCO RealRetirement® 2030 Fund	465,994	125,733	50,974
PIMCO RealRetirement® 2035 Fund	286,897	52,142	N/A
PIMCO RealRetirement® 2040 Fund	447,499	119,123	38,141
PIMCO RealRetirement® 2045 Fund	163,689	2,137	N/A
PIMCO RealRetirement® 2050 Fund	263,769	75,748	42,894
PIMCO RealRetirement® Income and Distribution Fund	299,827	113,588	48,792
PIMCO Senior Floating Rate Fund	7,171,509	1,384,385	N/A
PIMCO Short Asset Investment Fund	17,829	N/A	N/A
PIMCO Short Duration Municipal Income Fund	683,113	621,677	705,905
PIMCO Short-Term Fund	28,955,615	28,203,961	28,854,173
PIMCO Small Cap StocksPLUS® AR Strategy Fund	2,109,606	1,548,316	1,081,771
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	2,591,453	958,333	N/A
PIMCO StocksPLUS® Fund	2,766,440	3,810,746	2,418,510
PIMCO StocksPLUS® Long Duration Fund	2,502,359	1,771,622	1,538,453
PIMCO StocksPLUS® Absolute Return Fund	2,758,452	1,680,194	1,104,081
PIMCO StocksPLUS® AR Short Strategy Fund	13,849,278	6,491,690	6,923,876
PIMCO Tax Managed Real Return Fund	181,875	169,189	63,954
PIMCO Total Return Fund	685,644,143	613,466,338	598,600,722
PIMCO Total Return Fund II	7,670,043	8,671,819	8,416,846
PIMCO Total Return Fund III	9,803,781	8,791,026	8,241,833
PIMCO Total Return Fund IV	1,927,284	903,831	N/A
PIMCO Unconstrained Bond Fund	101,313,506	99,035,471	69,113,873
PIMCO Unconstrained Tax Managed Bond Fund	1,252,399	1,212,108	885,230
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	2,470,714	N/A	N/A

Advisory Fees Waived and Recouped

PIMCO has contractually agreed, for the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed certain amounts of the total assets each Fund has invested in Underlying PIMCO Funds. PIMCO may recoup these waived fees in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. In addition, PIMCO has contractually agreed to reduce total annual fund operating expenses for certain Funds by waiving a portion of its advisory fee, which may or may not be recouped in future fiscal periods depending on the contract. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee paid to PIMCO by the CPS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommoditiesPLUS® Short Strategy Fund in an amount equal to the management fee paid to PIMCO by the CPSS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the management fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee paid to PIMCO by the IRMA Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the management fee paid to PIMCO by the MF Subsidiary, which cannot be recouped. PIMCO has also agreed to waive, first, the advisory fee and, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund and PIMCO Inflation Response Multi-Asset Fund in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds. PIMCO has contractually agreed, through July 31, 2014, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from each PIMCO RealRetirement® Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the PIMCO RealRetirement® Fund in connection with its investments in Underlying PIMCO Funds, to the extent the PIMCO RealRetirement® Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

Advisory fees waived during the fiscal years ended March 31, 2013, 2012 and 2011 were as follows:

Fund	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11
PIMCO All Asset Fund	$30,785,060	$17,693,982	$11,183,602
PIMCO All Asset All Authority Fund	10,619,813	3,564,611	95,663
PIMCO California Municipal Bond Fund	175	0	0
PIMCO CommoditiesPLUS® Short Strategy Fund	7,995	6,064	2,809
PIMCO CommoditiesPLUS® Strategy Fund	5,021,800	2,308,776	625,375
PIMCO CommodityRealReturn Strategy Fund®	18,744,523	21,834,314	18,027,491
PIMCO Emerging Markets Full Spectrum Bond Fund	2,344	0	0
PIMCO Global Multi-Asset Fund	25,705,162	22,736,539	12,039,338
PIMCO Government Money Market Fund	2,909	165,348	2,080
PIMCO High Yield Municipal Bond Fund	12,771	26,986	24,320
PIMCO High Yield Spectrum Fund	339,202	319,844	53,966
PIMCO Income Fund	1,511,630	2,960,161	1,183,509
PIMCO Inflation Response Multi-Asset Fund	328,062	40,418	0
PIMCO Money Market Fund	11,975	162,670	1,887
PIMCO Mortgage Opportunities Fund	182	0	0
PIMCO National Intermediate Municipal Bond Fund	312	0	0
PIMCO RealRetirement® 2015 Fund	174,188	32,609	0
PIMCO RealRetirement® 2020 Fund	363,675	103,910	29,540
PIMCO RealRetirement® 2025 Fund	254,642	42,702	0
PIMCO RealRetirement® 2030 Fund	353,972	75,630	24,509
PIMCO RealRetirement® 2035 Fund	223,619	34,212	0
PIMCO RealRetirement® 2040 Fund	323,266	71,245	18,682
PIMCO RealRetirement® 2045 Fund	123,592	1,369	0
PIMCO RealRetirement® 2050 Fund	194,888	46,795	20,227
PIMCO RealRetirement® Income and Distribution Fund	221,581	70,232	25,552
PIMCO Senior Floating Rate Fund	0	8,783	0
PIMCO Short Asset Investment Fund	8,923	0	0

Previously waived advisory fees recouped during the fiscal years ended March 31, 2013, 2012 and 2011 were as follows:

Fund	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11
PIMCO All Asset Fund	$ 0	$ 0	$ 165,419
PIMCO All Asset All Authority Fund	0	0	95,663

Sub-Advisory Fee Payments

PIMCO paid the following fees to Research Affiliates in connection with the Asset Allocation Sub-Advisory Agreements, RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement and IF/SCF Sub-Advisory Agreement during the fiscal years ended March 31, 2013, 2012 and 2011:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$39,534,369	$35,785,659	$29,138,564
PIMCO All Asset All Authority Fund	37,910,251	23,822,577	13,878,181
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	682,919	367,045	110,511
PIMCO Fundamental Advantage Absolute Return Strategy Fund	333,505	464,432	438,366
PIMCO Fundamental IndexPLUS® AR Fund	883,380	456,103	224,933
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,046	41	N/A
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	4,525	686	N/A
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	11,887	N/A	N/A

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.
PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how each Fund voted proxies relating to portfolio securities it held during the most recent twelve month period ended June 30th will be available no later than the following August 31st without charge, upon request, by calling the Trust at 1-800-927-4648, by visiting the Trust’s website at www.pimco.com/investments, on the PIMCO Investments LLC’s website at www.pimco.com/investments, and on the SEC’s website at http://www.sec.gov.

Fund Administrator

PIMCO also serves as Administrator to the Funds pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. The Supervision and Administration Agreement replaces the Third Amended and Restated Administration Agreement and the administrative fees payable thereunder. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of Prospectuses and shareholder reports for current shareholders.

Supervisory and Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each class of each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

Fund	Institutional and Administrative Classes	Class P	Class A, B and C	Class D	Class M	Class R
PIMCO All Asset Fund	0.05%	0.15%	0.30%[1]	0.20%	N/A	0.30%[2]
PIMCO All Asset All Authority Fund	0.05%	0.15%	0.25%[3]	0.20%	N/A	N/A
PIMCO California Intermediate Municipal Bond Fund	0.22%	0.32%	0.30%	0.30%	N/A	N/A
PIMCO California Municipal Bond Fund	0.23%	0.33%	0.33%	0.33%	N/A	0.33%
PIMCO California Short Duration Municipal Income Fund	0.15%	0.25%	0.30%	0.30%	N/A	N/A
PIMCO CommoditiesPLUS® Short Strategy Fund	0.25%	0.35%	0.50%	0.50%	N/A	0.50%
PIMCO CommoditiesPLUS® Strategy Fund	0.25%	0.35%	0.50%	0.50%	N/A	0.50%
PIMCO CommodityRealReturn Strategy Fund®	0.25%	0.35%	0.45%[4]	0.45%[4]	N/A	0.45%[4]
PIMCO Convertible Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Credit Absolute Return Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Diversified Income Fund	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund[5]	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO Emerging Local Bond Fund	0.45%	0.55%	0.65%	0.65%	N/A	N/A
PIMCO Emerging Markets Bond Fund	0.38%	0.48%	0.55%	0.55%	N/A	N/A
PIMCO Emerging Markets Corporate Bond Fund	0.40%	0.50%	0.55%	0.55%	N/A	N/A

Fund	Institutional and Administrative Classes	Class P	Class A, B and C	Class D	Class M	Class R
PIMCO Emerging Markets Currency Fund	0.40%	0.50%	0.55%	0.55%	N/A	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.40%	0.50%	0.55%	0.55%	N/A	0.55%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO Extended Duration Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Floating Income Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.35%	0.40%[6]	0.40%	N/A	N/A
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	0.35%	0.40%[6]	0.40%	N/A	0.40%[6]
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Fundamental IndexPLUS® AR Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Global Bond Fund (Unhedged)	0.30%	0.40%	N/A	0.45%	N/A	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.40%[6]	N/A	N/A	N/A
PIMCO Global Multi-Asset Fund	0.05%	0.15%	0.40%	0.40%	N/A	0.40%
PIMCO GNMA Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Government Money Market Fund	0.06%	0.16%	0.21%	0.06%	0.06%	0.21%
PIMCO High Yield Fund	0.30%	0.40%	0.40%	0.40%	N/A	0.40%
PIMCO High Yield Municipal Bond Fund	0.25%	0.35%	0.30%	0.30%	N/A	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.40%	0.40%	0.40%	N/A	N/A
PIMCO Income Fund	0.20%	0.30%	0.35%[7]	0.29%[8]	N/A	0.35%[7]
PIMCO Inflation Response Multi-Asset Fund	0.25%	0.35%	0.45%	0.45%	N/A	0.45%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO Investment Grade Corporate Bond Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Long-Term Credit Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.25%	0.35%	0.35%[7]	N/A	N/A	N/A
PIMCO Low Duration Fund	0.21%	0.31%	0.30%[9]	0.25%	N/A	0.30%[9]
PIMCO Low Duration Fund II	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Low Duration Fund III	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Low Volatility RAFI®-PLUS AR Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Moderate Duration Fund	0.21%	0.31%	N/A	N/A	N/A	N/A
PIMCO Money Market Fund	0.20%	N/A	0.35%	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Mortgage Opportunities Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO Municipal Bond Fund	0.24%	0.34%	0.30%	0.30%	N/A	N/A
PIMCO National Intermediate Municipal Bond Fund	0.23%	0.33%	0.33%	0.33%	N/A	0.33%
PIMCO New York Municipal Bond Fund	0.22%	0.32%	0.30%	0.30%	N/A	N/A
PIMCO Real Income 2019 Fund®	0.20%	0.30%	0.35%	0.35%	N/A	N/A
PIMCO Real Income 2029 Fund®	0.20%	0.30%	0.35%	0.35%	N/A	N/A
PIMCO Real Return Asset Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Real Return Fund	0.20%	0.30%	0.35%[7]	0.35%	N/A	0.35%[7]
PIMCO RealEstateRealReturn Strategy Fund	0.25%	0.35%	0.40%[6]	0.40%	N/A	N/A
PIMCO RealRetirement® Income and Distribution Fund	0.05%	0.15%	0.30%[1]	0.30%[9]	N/A	0.30%[1]
PIMCO RealRetirement® 2015 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealRetirement® 2020 Fund	0.05%	0.15%	0.30%[1]	0.30%[9]	N/A	0.30%[1]

Fund	Institutional and Administrative Classes	Class P	Class A, B and C	Class D	Class M	Class R
PIMCO RealRetirement® 2025 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealRetirement® 2030 Fund	0.05%	0.15%	0.30%[1]	0.30%[9]	N/A	0.30%[1]
PIMCO RealRetirement® 2035 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealRetirement® 2040 Fund	0.05%	0.15%	0.30%[1]	0.30%[9]	N/A	0.30%[1]
PIMCO RealRetirement® 2045 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealRetirement® 2050 Fund	0.05%	0.15%	0.30%[1]	0.30%[9]	N/A	0.30%[1]
PIMCO Senior Floating Rate Fund	0.30%	0.40%	0.35%	0.35%	N/A	0.35%
PIMCO Short Asset Investment Fund	0.14%	0.24%	0.24%	0.24%	N/A	0.24%
PIMCO Short Duration Municipal Income Fund	0.15%	0.25%	0.30%	0.30%	N/A	N/A
PIMCO Short-Term Fund	0.20%	0.30%	0.20%[10]	0.20%[4]	N/A	0.20%[10]
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO StocksPLUS® Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.24%	0.34%	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Absolute Return Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO StocksPLUS® AR Short Strategy Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Tax Managed Real Return Fund	0.20%	0.30%	0.35%	0.35%	N/A	N/A
PIMCO Total Return Fund	0.21%	0.31%	0.35%[7]	0.25%	N/A	0.35%[7]
PIMCO Total Return Fund II	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO Treasury Money Market Fund	0.06%	0.16%	0.21%	0.06%	0.06%	0.21%
PIMCO TRENDS Managed Futures Strategy Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO Unconstrained Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Unconstrained Tax Managed Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%

(1)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.
(2)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.
(3)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.15% to 0.25% per annum.
(4)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.45% per annum.
(5)	Effective October 1, 2013, the Fund’s Supervisory and Administrative Fee for each class of shares was reduced by 0.10% per annum.
(6)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.40% per annum.
(7)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.
(8)	Effective October 1, 2013, the Fund’s Supervisory and Administrative Fee for Class D shares was increased by 0.04% to 0.29% per annum.
(9)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.30% per annum.
(10)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.20% per annum.

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan (as amended and restated from time to time, the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund or Class as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO RealRetirement® Funds indirectly pay a proportionate share of the supervisory and administrative fees paid to PIMCO by the Underlying PIMCO Funds in which they invest.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration Agreement, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held for such purpose. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Supervisory and Administrative Fee Payments

The supervisory and administrative fees paid by each Fund that was operational during the fiscal years ended March 31, 2013, 2012 and 2011 were as follows:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$28,075,649	$23,791,746	$20,125,114
PIMCO All Asset All Authority Fund	33,736,861	20,442,110	14,804,018
PIMCO California Intermediate Municipal Bond Fund	410,424	294,628	240,529
PIMCO California Municipal Bond Fund	9,937	N/A	N/A
PIMCO California Short Duration Municipal Income Fund	642,279	693,942	817,540
PIMCO CommoditiesPLUS® Short Strategy Fund	30,783	27,584	10,197
PIMCO CommoditiesPLUS® Strategy Fund	13,613,533	6,936,860	2,008,789
PIMCO CommodityRealReturn Strategy Fund®	68,126,668	82,422,006	68,702,560
PIMCO Convertible Fund	3,119,404	3,898,988	2,460,005
PIMCO Credit Absolute Return Fund	1,028,034	256,304	N/A
PIMCO Diversified Income Fund	19,957,399	15,039,092	10,332,595
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	21,991,824	13,696,318	4,957,973
PIMCO Emerging Local Bond Fund	65,140,588	48,284,317	25,976,098
PIMCO Emerging Markets Bond Fund	31,270,053	19,451,747	14,325,087
PIMCO Emerging Markets Corporate Bond Fund	3,689,025	1,453,853	1,028,476
PIMCO Emerging Markets Currency Fund	27,685,038	24,171,526	15,058,355
PIMCO Emerging Markets Full Spectrum Bond Fund	1,690	N/A	N/A
PIMCO Extended Duration Fund	909,139	889,705	933,129
PIMCO Floating Income Fund	10,280,039	9,728,311	4,437,304
PIMCO Foreign Bond Fund (Unhedged)	14,741,321	11,835,593	8,244,877
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	15,095,881	10,508,848	8,860,722
PIMCO Fundamental Advantage Absolute Return Strategy Fund	5,851,497	9,243,729	11,810,967
PIMCO Fundamental IndexPLUS® AR Fund	3,413,598	2,007,563	931,419
PIMCO Global Advantage® Strategy Bond Fund	15,448,850	10,959,757	6,717,829
PIMCO Global Bond Fund (Unhedged)	3,710,656	3,401,482	2,815,733
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1,493,390	817,672	819,627
PIMCO Global Multi-Asset Fund	11,940,731	11,729,374	6,675,992
PIMCO GNMA Fund	7,154,537	5,891,795	5,266,879
PIMCO Government Money Market Fund	245,172	384,640	70,540
PIMCO High Yield Fund	59,379,178	43,109,962	32,411,679
PIMCO High Yield Municipal Bond Fund	1,327,745	769,667	693,919
PIMCO High Yield Spectrum Fund	5,805,502	1,936,548	329,472
PIMCO Income Fund	39,569,351	13,960,120	5,355,206
PIMCO Inflation Response Multi-Asset Fund	339,043	42,983	N/A
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7,261,203	578,175	N/A
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	2,554,444	1,439,981	532,438

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	876,452	614,550	748,532
PIMCO Investment Grade Corporate Bond Fund	27,453,694	19,467,856	17,099,318
PIMCO Long Duration Total Return Fund	15,302,947	14,285,916	10,754,724
PIMCO Long-Term Credit Fund	7,663,925	5,110,520	4,572,925
PIMCO Long-Term U.S. Government Fund	4,702,442	3,697,097	3,060,263
PIMCO Low Duration Fund	53,192,726	51,011,362	50,981,279
PIMCO Low Duration Fund II	1,712,261	1,972,031	1,349,129
PIMCO Low Duration Fund III	640,564	606,488	522,574
PIMCO Moderate Duration Fund	5,571,450	5,620,085	4,628,860
PIMCO Money Market Fund	1,819,403	1,543,996	1,639,491
PIMCO Mortgage Opportunities Fund	267,380	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	1,648,239	1,640,230	2,007,018
PIMCO Municipal Bond Fund	1,868,501	1,060,778	981,099
PIMCO National Intermediate Municipal Bond Fund	18,388	N/A	N/A
PIMCO New York Municipal Bond Fund	447,101	401,726	441,366
PIMCO Real Income 2019 Fund®	91,369	73,587	33,453
PIMCO Real Income 2029 Fund®	62,919	34,499	13,133
PIMCO Real Return Asset Fund	2,100,871	7,127,341	6,609,745
PIMCO Real Return Fund	67,822,168	59,313,287	54,967,436
PIMCO RealEstateRealReturn Strategy Fund	7,033,485	4,776,253	1,674,013
PIMCO RealRetirement® 2015 Fund	26,343	4,901	N/A
PIMCO RealRetirement® 2020 Fund	62,920	29,472	18,684
PIMCO RealRetirement® 2025 Fund	31,686	4,946	N/A
PIMCO RealRetirement® 2030 Fund	55,300	21,025	13,831
PIMCO RealRetirement® 2035 Fund	23,347	3,647	N/A
PIMCO RealRetirement® 2040 Fund	44,295	14,585	6,876
PIMCO RealRetirement® 2045 Fund	11,431	143	N/A
PIMCO RealRetirement® 2050 Fund	28,855	13,565	9,511
PIMCO RealRetirement® Income and Distribution Fund	50,404	25,842	11,866
PIMCO Senior Floating Rate Fund	4,317,222	836,292	N/A
PIMCO Short Asset Investment Fund	14,103	N/A	N/A
PIMCO Short Duration Municipal Income Fund	870,458	755,484	915,857
PIMCO Short-Term Fund	23,791,382	23,091,673	25,362,218
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,576,321	1,128,623	712,196
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	1,098,073	406,073	N/A
PIMCO StocksPLUS® Fund	3,022,036	4,014,428	2,603,126
PIMCO StocksPLUS® Long Duration Fund	1,715,904	1,214,827	1,054,939
PIMCO StocksPLUS® Absolute Return Fund	2,464,204	1,344,726	894,310
PIMCO StocksPLUS® AR Short Strategy Fund	9,321,953	4,655,710	4,788,334
PIMCO Tax Managed Real Return Fund	174,972	151,879	55,420
PIMCO Total Return Fund	656,054,480	591,466,168	598,758,759
PIMCO Total Return Fund II	7,687,561	8,678,674	8,413,373
PIMCO Total Return Fund III	9,896,023	8,849,115	8,270,982
PIMCO Total Return Fund IV	1,943,913	906,243	N/A
PIMCO Unconstrained Bond Fund	58,368,582	58,337,765	41,240,279
PIMCO Unconstrained Tax Managed Bond Fund	1,123,073	1,141,620	823,506
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	834,701	N/A	N/A

Supervisory and Administrative Fees Waived and Recouped

PIMCO has contractually agreed, through July 31, 2014, for certain Funds, to waive their supervisory and administrative fee, or reimburse such Funds, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to the respective share class (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the CPS Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Short Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the CPSS Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the administrative services fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the administrative services fee paid to PIMCO by the IRMA Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the administrative services fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO TRENDS Managed Futures Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the MF Subsidiary, which cannot be recouped. PIMCO has also agreed to waive, first, the advisory fee and, to the extent necessary, the supervisory and administrative fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Multi-Asset Fund and PIMCO Inflation Response Multi-Asset Fund in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level. These waivers may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds. PIMCO has contractually agreed, through July 31, 2014, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from each PIMCO RealRetirement® Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the PIMCO RealRetirement® Fund in connection with its investments in Underlying PIMCO Funds, to the extent the PIMCO RealRetirement® Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

Supervisory and administrative fees waived during the fiscal years ended March 31, 2013, 2012 and 2011 were as follows:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO California Municipal Bond Fund	$ 193	N/A	N/A
PIMCO CommoditiesPLUS® Short Strategy Fund	3,264	$ 2,475	$ 23,279
PIMCO CommoditiesPLUS® Strategy Fund	2,049,714	942,358	296,578
PIMCO CommodityRealReturn Strategy Fund®	7,650,826	8,911,965	7,358,160
PIMCO Credit Absolute Return Fund	0	31,970	0
PIMCO Emerging Markets Corporate Bond Fund	0	0	18,273
PIMCO Emerging Markets Full Spectrum Bond Fund	1,448	N/A	N/A
PIMCO Global Multi-Asset Fund	1,090,576	601,314	145,507
PIMCO Government Money Market Fund	54,190	342,776	16,139
PIMCO High Yield Municipal Bond Fund	41,820	85,445	81,215
PIMCO High Yield Spectrum Fund	0	0	41,860
PIMCO Inflation Response Multi-Asset Fund	31,620	37,127	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	35,510	0
PIMCO Money Market Fund	1,512,572	1,508,086	1,071,548
PIMCO Mortgage Opportunities Fund	208	0	0
PIMCO National Intermediate Municipal Bond Fund	360	N/A	N/A
PIMCO Real Income 2019 Fund®	0	0	9,897
PIMCO RealRetirement® 2015 Fund	0	18,491	0
PIMCO RealRetirement® 2025 Fund	0	17,678	0
PIMCO RealRetirement® 2035 Fund	0	17,719	0
PIMCO RealRetirement® 2045 Fund	0	27,000	0
PIMCO Senior Floating Rate Fund	0	81,066	0
PIMCO Short Asset Investment Fund	5	N/A	N/A
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	35,879	0
PIMCO Total Return Fund IV	49	34,278	0
PIMCO Unconstrained Bond Fund	0	19	0
PIMCO Unconstrained Tax Managed Bond Fund	23,834	0	965

Previously waived supervisory and administrative fees recouped during the fiscal years ended March 31, 2013, 2012 and 2011 were as follows:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO California Municipal Bond Fund	$ 180	$ 0	$ 0
PIMCO CommoditiesPLUS® Short Strategy Fund	402	319	158
PIMCO CommoditiesPLUS® Strategy Fund	0	8,136	33,187
PIMCO Credit Absolute Return Fund	15,178	3,767	0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	0	25,831

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO Emerging Markets Corporate Bond Fund	36,354	16,592	11,770
PIMCO Emerging Markets Full Spectrum Bond Fund	19	0	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	62,625
PIMCO Global Multi-Asset Fund	0	0	55,562
PIMCO Government Money Market Fund	18,809	29,296	5,093
PIMCO High Yield Spectrum Fund	7,128	29,581	5,151
PIMCO Income Fund	0	0	54,065
PIMCO Inflation Response Multi-Asset Fund	5,147	734	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	24,601	10,909	0
PIMCO Long-Term Credit Fund	0	0	7,054
PIMCO Money Market Fund	35,762	27,008	30,432
PIMCO Mortgage Opportunities Fund	4,507	0	0
PIMCO National Intermediate Municipal Bond Fund	292	0	0
PIMCO Real Income 2019 Fund®	1,277	1,153	571
PIMCO Real Income 2029 Fund®	985	604	285
PIMCO RealRetirement® 2015 Fund	1,568	352	0
PIMCO RealRetirement® 2020 Fund	0	1,062	394
PIMCO RealRetirement® 2025 Fund	2,120	411	0
PIMCO RealRetirement® 2030 Fund	0	747	322
PIMCO RealRetirement® 2035 Fund	1,791	328	0
PIMCO RealRetirement® 2040 Fund	0	656	225
PIMCO RealRetirement® 2045 Fund	957	13	0
PIMCO RealRetirement® 2050 Fund	0	425	255
PIMCO RealRetirement® Income and Distribution Fund	0	736	331
PIMCO Senior Floating Rate Fund	59,763	12,977	0
PIMCO Short Asset Investment Fund	400	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	20,569	7,680	0
PIMCO StocksPLUS® Long Duration Fund	0	0	10,173
PIMCO Tax Managed Real Return Fund	3,233	3,134	1,178
PIMCO Total Return Fund IV	16,875	17,069	0
PIMCO Unconstrained Tax Managed Bond Fund	0	13,979	10,125
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	14,485	0	0

OTHER PIMCO INFORMATION

PIMCO has created the PIMCO Global Advantage Bond Index® (“GLADI®”), an investment-grade global fixed income benchmark. The PIMCO Global Advantage® Strategy Bond Fund utilizes GLADI® as a benchmark. PIMCO owns the intellectual property rights to GLADI®, and PIMCO has filed a patent application with respect to certain features of GLADI®. PIMCO has retained an unaffiliated leading financial information services company and global index provider to independently administer and calculate GLADI® (the “Calculation Agent”). The Calculation Agent, using a publicly available rules-based methodology, calculates, maintains and disseminates GLADI®.

PIMCO may from time to time develop methodologies for compiling and calculating a benchmark index. PIMCO may license or sell its intellectual property rights in such methodologies to third parties who may use such methodologies to develop a benchmark index. Such third parties may pay to PIMCO a portion of the subscription or licensing fees the third party receives in connection with such indices. PIMCO may pay out of its own resources a fee to such third parties for certain data related to such indices. A Fund may use such an index as the Fund’s primary or secondary benchmark index but would not bear any fees for such use.

PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of March 31, 2013 (except as noted below): (i) each portfolio manager of the Funds; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Funds); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The Fund(s) managed by each portfolio manager, including each Fund’s total assets, are listed in the footnotes following the table. Effective September 19, 2013, the PIMCO Emerging Markets Corporate Bond Fund is managed by Michael Gomez. Information pertaining to accounts managed by Mr. Gomez is as of August 31, 2013. Information pertaining to accounts managed by Messrs. Dorsten and Rennison is as of October 30, 2013. Effective

December 5, 2013, the PIMCO Unconstrained Bond Fund is managed by William H. Gross. Effective January 2, 2014, the PIMCO California Short Duration Municipal Income Fund and the PIMCO Short Duration Municipal Income Fund are managed by Julie Callahan. Effective January 29, 2014, the PIMCO Global Multi-Asset Fund’s portfolio is jointly managed by Vineer Bhansali, Curtis Mewbourne and Mihir Worah. In addition, effective January 29, 2014, the PIMCO Global Advantage® Strategy Bond Fund’s portfolio is jointly managed by Andrew Balls, Lupin Rahman and Ramin Toloui. Information pertaining to accounts managed by Ms. Rahman is as of December 31, 2013. In addition, effective January 29, 2014, the PIMCO International Fundamental IndexPLUS® AR Strategy Fund, the PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged), the PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, the PIMCO Worldwide Fundamental Advantage AR Strategy Fund, the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, the PIMCO Low Volatility RAFI®-PLUS AR Fund and the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund are managed by Scott A. Mather. In addition, effective January 29, 2014, the PIMCO Unconstrained Tax Managed Bond Fund is managed by Saumil Parikh.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Anderson[1]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	1	204.16	1	204.16
Other Accounts	20	5,549.11	2	4,452.37

Arnott[2]
Registered Investment Companies	9	71,678	0	N/A
Other Pooled Investment Vehicles	9	1,936	7	1,912
Other Accounts	20	4,744	2	292

Balls[3]
Registered Investment Companies	1	212.15	0	N/A
Other Pooled Investment Vehicles	22	12,537.56	1	389.34
Other Accounts	24	10,026.07	0	N/A

Bhansali[4]
Registered Investment Companies	17	7,746.23	0	N/A
Other Pooled Investment Vehicles	28	5,704.41	1	47.32
Other Accounts	20	6,358.30	1	4.72

Callahan[5]
Registered Investment Companies	1	78.61	0	N/A
Other Pooled Investment Vehicles	1	460.64	0	N/A
Other Accounts	43	4,281.93	0	N/A

Cudzil[6]
Registered Investment Companies	1	1,472.83	1	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	14	4,278.04	1	0.07

Deane[7]
Registered Investment Companies	15	4,978.94	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	11	1,219.66	0	N/A

Dorsten[8]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Gomez[9]
Registered Investment Companies	6	25,634.45	0	N/A
Other Pooled Investment Vehicles	22	23,844.31	0	N/A

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Other Accounts	22	13,042.65	0	N/A

Gross[10]
Registered Investment Companies	27	81,726.75	0	N/A
Other Pooled Investment Vehicles	32	52,197.79	6	3,714.83
Other Accounts	68	34,603.55	19	9,036.13

Horne[11]
Registered Investment Companies	0	0.00	0	N/A
Other Pooled Investment Vehicles	2	1,266.51	1	1,240.56
Other Accounts	1	139.12	0	N/A

Hyman[12]
Registered Investment Companies	3	8,456.93	0	N/A
Other Pooled Investment Vehicles	3	6,348.97	0	N/A
Other Accounts	26	18,229.83	9	3,820.02

Ivascyn[13]
Registered Investment Companies	9	30,780.22	0	N/A
Other Pooled Investment Vehicles	6	4,130.99	2	1,240.56
Other Accounts	37	7,552.39	4	3,198.88

Jessop[14]
Registered Investment Companies	2	2,190.94	0	N/A
Other Pooled Investment Vehicles	18	20,341.24	1	210.45
Other Accounts	22	4,482.71	0	N/A

Johnson[15]
Registered Investment Companies	1	123.78	0	N/A
Other Pooled Investment Vehicles	6	1,398.35	0	N/A
Other Accounts	10	2,168.79	1	51.67

Kiesel[16]
Registered Investment Companies	6	23,773.36	0	N/A
Other Pooled Investment Vehicles	30	43,166.61	5	524.64
Other Accounts	132	58,610.72	15	6,762.18

MacLean[17]
Registered Investment Companies	1	23.40	0	N/A
Other Pooled Investment Vehicles	3	992.42	0	N/A
Other Accounts	10	1,692.49	0	N/A

Mather[18]
Registered Investment Companies	8	5,052.49	0	N/A
Other Pooled Investment Vehicles	34	25,648.94	3	1,293.79
Other Accounts	82	29,911.01	13	6,180.33

Mewbourne[19]
Registered Investment Companies	4	7,926.92	0	N/A
Other Pooled Investment Vehicles	8	8,404.45	0	N/A
Other Accounts	55	23,723.89	0	N/A

Murata[20]
Registered Investment Companies	1	153.44	0	N/A
Other Pooled Investment Vehicles	2	3,525.81	0	N/A

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Other Accounts	4	594.71	0	N/A

Parikh[21]
Registered Investment Companies	14	5,411.11	0	N/A
Other Pooled Investment Vehicles	19	5,010.38	1	1,516.34
Other Accounts	168	65,998.38	9	6,043.42

Rahman[22]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	4	7,304.54	0	0.00
Other Accounts	8	986.02	0	0.00

Rennison[23]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Rodosky[24]
Registered Investment Companies	3	4,012.72	9	2,558.84
Other Pooled Investment Vehicles	3	1,196.08	0	N/A
Other Accounts	139	48,629.15	0	N/A

Schneider[25]
Registered Investment Companies	7	51,310.64	0	N/A
Other Pooled Investment Vehicles	5	8,626.82	0	N/A
Other Accounts	40	40,600.53	1	100.37

Seksaria[26]
Registered Investment Companies	1	114.87	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	11	2,903.29	1	424.16

Toloui[27]
Registered Investment Companies	3	676.73	0	N/A
Other Pooled Investment Vehicles	6	4,021.08	0	N/A
Other Accounts	7	1,532.44	3	727.45

Worah[28]
Registered Investment Companies	21	21,982.49	0	N/A
Other Pooled Investment Vehicles	18	12,242.67	0	N/A
Other Accounts	58	27,147.45	12	2,809.66

(1)	Mr. Anderson co-manages the PIMCO Mortgage Opportunities Fund, which has $386.6 million in total assets under management.
(2)

Mr. Arnott manages the PIMCO All Asset Fund, which has $34,158.8 million in total assets under management, and the PIMCO All Asset All Authority Fund, which has $33,517.6 million in total assets under management.

(3)	Mr. Balls co-manages the PIMCO Global Advantage® Strategy Bond Fund, which has $3523.3 million of total assets under management as of December 31, 2013.
(4)

Dr. Bhansali manages the PIMCO RealRetirement® Income and Distribution Fund, which has $59.1 million in total assets under management, the PIMCO RealRetirement® 2015 Fund, which has $47.9 million in total assets under management, the PIMCO RealRetirement® 2020 Fund, which has $88.3 million in total assets under management, the PIMCO RealRetirement® 2025 Fund, which has $69.1 million in total assets under management, the PIMCO RealRetirement® 2030 Fund, which has $92.3 million in total assets under management, the PIMCO RealRetirement® 2035 Fund, which has $59.9 million in total assets under management, the PIMCO RealRetirement® 2040 Fund, which has $77 million in total assets under management, the PIMCO RealRetirement® 2045 Fund, which has $34.3 million in total assets under management, and the PIMCO RealRetirement® 2050 Fund, which has $49.6 million in total assets under management. Dr. Bhansali also co-manages the PIMCO Global Multi-Asset Fund, which has $4,876.2 million in total assets under management. Dr. Bhansali also manages the PIMCO TRENDS Managed Futures Strategy Fund, which had not commenced operations as of March 31, 2013.

(5)

Ms. Callahan manages the PIMCO California Short Duration Municipal Income Fund, which has $224.5 million in total assets under management, and the PIMCO Short Duration Municipal Income Fund, which has $378.9 million in total assets under management.

(6)

Mr. Cudzil co-manages the PIMCO GNMA Fund, which has $1,682.3 million in total assets under management, and the PIMCO Mortgage-Backed Securities Fund, which has $517.5 million in total assets under management.

(7)

Mr. Deane manages the PIMCO California Intermediate Municipal Bond Fund, which has $185.2 million in total assets under management, the PIMCO California Municipal Bond Fund, which has $6.2 million in total assets under management, the PIMCO High Yield Municipal Bond Fund, which has $422.3 million in total assets under management, the PIMCO Municipal Bond Fund, which has $698.6 million in total assets under management, the PIMCO National Intermediate Municipal Bond Fund which has $16.9 million in total assets under management, the PIMCO New York Municipal Bond Fund, which has $171.6 million in total assets under management, and the PIMCO Tax Managed Real Return Fund, which has $65.9 million in total assets under management.

(8)	Mr. Dorsten manages the PIMCO TRENDS Managed Futures Strategy Fund, which had not commenced operations as of October 30, 2013.
(9)

Mr. Gomez manages the PIMCO Emerging Local Bond Fund, which has $14,922.7 million in total assets under management, the PIMCO Emerging Markets Corporate Bond Fund, which has $1,223.8 million in total assets under management, the PIMCO Emerging Markets Currency Fund, which has $6,801.2 million in total assets under management, and the PIMCO Emerging Markets Full Spectrum Bond Fund, which has $5.1 million in total assets under management. Mr. Gomez also co-manages the PIMCO Emerging Markets Bond Fund, which has $7,552.1 million in total assets under management.

(10)

Mr. Gross manages the PIMCO Fundamental Advantage Absolute Return Strategy Fund, which has $3,355.9 million in total assets under management, the PIMCO Fundamental IndexPLUS® AR Fund, which has $5,994.7 million in total assets under management, the PIMCO International StocksPLUS® AR Strategy Fund (Unhedged), which has $1,173.03 million in total assets under management, the PIMCO Low Duration Fund, which has $24,636.3 million in total assets under management, the PIMCO Low Duration Fund II, which has $717.6 million in total assets under management, the PIMCO Low Duration Fund III, which has $265.3 million in total assets under management, the PIMCO Moderate Duration Fund, which has $2,682.5 million in total assets under management, the PIMCO Total Return Fund, which has $289,085.8 million in total assets under management, the PIMCO Total Return Fund II, which has $3,107 million in total assets under management, the PIMCO Total Return Fund III, which has $4,071.6 million in total assets under management, the PIMCO Small Cap StocksPLUS® AR Strategy Fund, which has $864.3 million in total assets under management, the PIMCO StocksPLUS® Fund, which has $1,073.7 million in total assets under management, the PIMCO StocksPLUS® Absolute Return Fund, which has $1,032.1 million in total assets under management, the PIMCO StocksPLUS® AR Short Strategy Fund, which has $6,185.5 million in total assets under management, the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, which has $5,994.7 million in total assets under management, the PIMCO Total Return Fund IV, which has $887.5 million in total assets under management, and the PIMCO Unconstrained Bond Fund, which has $24,193.1 million of total assets under management.

(11)	Mr. Horne manages the PIMCO Convertible Fund, which has $501.7 million in total assets under management.
(12)

Mr. Hyman co-manages the PIMCO GNMA Fund, which has $1,682.3 million in total assets under management, the PIMCO Mortgage-Backed Securities Fund, which has $517.5 million in total assets under management, and the PIMCO Mortgage Opportunities Fund, which has $386.6 in total assets under management.

(13)	Mr. Ivascyn co-manages the PIMCO Income Fund, which has $26,426.6 million in total assets under management.
(14)

Mr. Jessop manages the PIMCO High Yield Fund, which has $19,460.2 million in total assets under management, and the PIMCO High Yield Spectrum Fund, which has $3,044.8 million in total assets under management.

(15)

Mr. Johnson manages the PIMCO CommoditiesPLUS® Strategy Fund, which has $4,468.8 million in total assets under management, and PIMCO CommoditiesPLUS® Short Strategy Fund, which has $5 million in total assets under management.

(16)

Mr. Kiesel manages the PIMCO Investment Grade Corporate Bond Fund, which has $10,892.8 million in total assets under management, the PIMCO Long-Term Credit Fund, which has $4,205.7 million in total assets under management, and the PIMCO Credit Absolute Return Fund, which has $777.9 million in total assets under management.

(17)	Ms. MacLean manages the PIMCO Senior Floating Rate Fund, which has $2,311.3 million in total assets under management.
(18)

Mr. Mather manages the PIMCO Foreign Bond Fund (Unhedged), which has $5,137.8 million in total assets under management, the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), which has $5,715.7 million in total assets under management, the PIMCO Global Bond Fund (Unhedged), which has $1,086.5 million in total assets under management, the PIMCO Global Bond Fund (U.S. Dollar-Hedged), which has $587.7 million in total assets under management, the PIMCO International Fundamental IndexPLUS® AR Strategy Fund, which has $3,418.2 million in total assets under management, the PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged), which has $561.7 million in total assets under management, the PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, which has $526.9 million in total assets under management, and the PIMCO Worldwide Fundamental Advantage AR Strategy Fund, which has $2,509.3 million in total assets under management. Mr. Mather also manages the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Intl Low Volatility RAFI®-PLUS AR and PIMCO Low Volatility RAFI®-PLUS AR Funds, which had not commenced operations as of November 30, 2013.

(19)

Mr. Mewbourne manages the PIMCO Diversified Income Fund, which has $7,186.3 million in total assets under management, and the PIMCO Floating Income Fund, which has $4,188.4 million in total assets under management. Mr. Mewbourne also co-manages the PIMCO Global Multi-Asset Fund, which has $4,876.2 million in total assets under management.

(20)

Mr. Murata co-manages the PIMCO Income Fund, which has $26,426.6 million in total assets under management, and the PIMCO Mortgage Opportunities Fund, which has $386.6 million in total assets under management.

(21)	Mr. Parikh manages the PIMCO Unconstrained Tax Managed Bond Fund, which has $402.1 million of total assets under management.
(22)	Ms. Rahman co-manages the PIMCO Global Advantage® Strategy Bond Fund, which has $3523.3 million of total assets under management as of December 31, 2013.
(23)	Mr. Rennison manages the PIMCO TRENDS Managed Futures Strategy Fund, which had not commenced operations as of October 30, 2013.
(24)

Mr. Rodosky manages the PIMCO Extended Duration Fund, which has $266 million in total assets under management, the PIMCO Long Duration Total Return Fund, which has $6,661.6 million in total assets under management, the PIMCO Long-Term U.S. Government Fund, which has $1,928.3 million in total assets under management, and the PIMCO StocksPLUS® Long Duration Fund, which has $886.3 million in total assets under management.

(25)

Mr. Schneider manages the PIMCO Money Market Fund, which has $539 million in total assets under management, the PIMCO Short-Term Fund, which has $12,119.4 million in total assets under management, the PIMCO Government Money Market, which has $454.2 million in total assets under management, the PIMCO Short Asset Investment Fund, which has $60.4 million in total assets under management, and the PIMCO Treasury Money Market Fund, which has not commenced operations as of March 31, 2013.

(26)

Mr. Seksaria manages the PIMCO Real Income 2019 Fund®, which has $32.4 million in total assets under management, and the PIMCO Real Income 2029 Fund®, which has $24.4 million in total assets under management.

(27)

Mr. Toloui manages the PIMCO Emerging Markets Bond Fund, which has $7,552.1 million in total assets under management. Mr. Toloui also co-manages the PIMCO Global Advantage® Strategy Bond Fund, which has $3523.3 million of total assets under management as of December 31, 2013.

(28)

Mr. Worah manages the PIMCO CommodityRealReturn Strategy Fund®, which has $20,362.8 million in total assets under management, the PIMCO Real Return Fund, which has $24,585.1 million in total assets under management, the PIMCO Real Return Asset Fund, which has $408.7 million in total assets under management, the PIMCO RealEstateRealReturn Strategy Fund, which has $2,030.9 million in total assets under management, and the PIMCO Inflation Response Multi-Asset Fund, which has $272.9 million in total assets under management. Mr. Worah also co-manages the PIMCO Global Multi-Asset Fund, which has $4,876.2 million in total assets under management, and the PIMCO Tax Managed Real Return Fund, which has $65.9 million in total assets under management.

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO All Asset and PIMCO All Asset All Authority Funds. Because the PIMCO All Asset and the PIMCO All Asset All Authority Funds invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if any PIMCO Sponsored Fund including, without limitation, the PIMCO Funds of Funds, invests in the PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO International Fundamental IndexPLUS® AR Strategy, PIMCO Intl Low Volatility RAFI®-PLUS AR, PIMCO Low Volatility RAFI®-PLUS AR, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund or PIMCO Worldwide Fundamental Advantage AR Strategy Funds, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement, IF/SCF Sub-Advisory Agreement, WFA Sub-Advisory Agreement or Low Volatility Sub-Advisory Agreement, as applicable, with respect to any assets of the PIMCO Sponsored Fund invested in such Fund. Accordingly, PIMCO and Research Affiliates believe that the potential conflicts of interest discussed above also are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•

Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Research Affiliates. Robert D. Arnott, through his family trust, is the majority owner and sole voting member of Research Affiliates Global Holdings, LLC the sole member of Research Affiliates. Mr. Arnott receives a fixed base salary from Research Affiliates and periodic capital distributions from Research Affiliates Global Holdings. Capital distributions are not fixed, rather they are dependent upon profits generated by Research Affiliates. Mr. Arnott’s compensation as manager is not dependent on the performance of the Funds. Research Affiliates also has a defined benefit plan.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of March 31, 2013 (except as noted) by each portfolio manager of the Funds.

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Anderson	PIMCO Mortgage Opportunities	None
Arnott	PIMCO All Asset	None
	PIMCO All Asset All Authority	over $1,000,000
Balls	PIMCO Global Advantage® Strategy Bond	None
Bhansali[1]	PIMCO Global Multi-Asset	$100,001-$500,000
	PIMCO RealRetirement® Income and Distribution	$10,001-$50,000
	PIMCO RealRetirement® 2015	None
	PIMCO RealRetirement® 2020	$100,001-$500,000
	PIMCO RealRetirement® 2025	None
	PIMCO RealRetirement® 2030	$100,001-$500,000
	PIMCO RealRetirement® 2035	None
	PIMCO RealRetirement® 2040	$100,001-$500,000
	PIMCO RealRetirement® 2045	None
	PIMCO RealRetirement® 2050	$100,001-$500,000

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
	PIMCO TRENDS Managed Futures Strategy	N/A
Callahan[2]	PIMCO California Short Duration Municipal Income	None
	PIMCO Short Duration Municipal Income	None
Cudzil	PIMCO GNMA	None
	PIMCO Mortgage-Backed Securities	None
Deane	PIMCO California Intermediate Municipal Bond	None
	PIMCO California Municipal Bond	None
	PIMCO High Yield Municipal Bond	None
	PIMCO Municipal Bond	None
	PIMCO National Intermediate Municipal Bond	None
	PIMCO New York Municipal Bond	None
	PIMCO Tax Managed Real Return Fund	None
Dorsten[3]	PIMCO TRENDS Managed Futures Strategy	N/A
Gomez[4]	PIMCO Emerging Local Bond	$500,001-$1,000,000
	PIMCO Emerging Markets Bond	None
	PIMCO Emerging Markets Currency	$100,001-$500,000
	PIMCO Emerging Markets Full Spectrum Bond	None
	PIMCO Emerging Markets Corporate Bond	None
Gross[5]	PIMCO EM Fundamental IndexPLUS® AR Strategy	None
	PIMCO Fundamental Advantage Absolute Return Strategy	None
	PIMCO Fundamental IndexPLUS® AR	None
	PIMCO International StocksPLUS® AR Strategy (Unhedged)	None
	PIMCO Low Duration	None
	PIMCO Low Duration II	None
	PIMCO Low Duration III	None
	PIMCO Moderate Duration	None
	PIMCO Small Caps StocksPLUS® AR Strategy	None
	PIMCO StocksPLUS®	None
	PIMCO StocksPLUS® Absolute Return	None
	PIMCO StocksPLUS® AR Short Strategy	None
	PIMCO Total Return	over $1,000,000
	PIMCO Total Return II	None
	PIMCO Total Return III	None
	PIMCO Total Return IV	None
	PIMCO Unconstrained Bond	None
Horne	PIMCO Convertible	None
Hyman	PIMCO GNMA	None
	PIMCO Mortgage-Backed Securities	None
	PIMCO Mortgage Opportunities	$100,001-$500,000
Ivascyn	PIMCO Income	$100,001-$500,000
Jessop	PIMCO High Yield	$10,001-$50,000
	PIMCO High Yield Spectrum	None
Johnson	PIMCO CommoditiesPLUS® Strategy	$10,001-$50,000
	PIMCO CommoditiesPLUS® Short Strategy	None
Kiesel	PIMCO Investment Grade Corporate	$1-$10,000
	PIMCO Long-Term Credit	None
	PIMCO Credit Absolute Return	$1-$10,000
MacLean	PIMCO Senior Floating Rate	None
Mather[6]	PIMCO Foreign Bond (Unhedged)	None
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	None
	PIMCO Global Bond (Unhedged)	None
	PIMCO Global Bond (U.S. Dollar-Hedged)	None
	PIMCO EMG Intl Low Volatility RAFI®-PLUS AR	None
	PIMCO International Fundamental IndexPLUS® AR Strategy	None
	PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	None
	PIMCO Intl Low Volatility RAFI®-PLUS AR	None
	PIMCO Low Volatility RAFI®-PLUS AR	None
	PIMCO Small Company Fundamental IndexPLUS® AR Strategy	None
	PIMCO Worldwide Fundamental Advantage AR Strategy	None
Mewbourne	PIMCO Diversified Income	over $1,000,000

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
	PIMCO Emerging Markets Bond	$1-$10,000
	PIMCO Floating Income	over $1,000,000
	PIMCO Global Multi-Asset	over $1,000,000
Murata	PIMCO Mortgage Opportunities	$1-$10,000
Parikh[7]	PIMCO Unconstrained Tax Managed Bond	None
Rahman[8]	PIMCO Global Advantage® Strategy Bond	None
Rennison[9]	PIMCO TRENDS Managed Futures Strategy	N/A
Rodosky	PIMCO Extended Duration	None
	PIMCO Long Duration Total Return	None
	PIMCO Long-Term U.S. Government	None
	PIMCO StocksPLUS® Long Duration	None
Schneider[10]	PIMCO Government Money Market	None
	PIMCO Money Market	None
	PIMCO Short Asset Investment	None
	PIMCO Short-Term	$100,001-$500,000
	PIMCO Treasury Money Market	None
Seksaria	PIMCO Real Income 2019®	None
	PIMCO Real Income 2029®	None
Toloui	PIMCO Emerging Markets Bond	$10,001-$50,000
	PIMCO Global Advantage® Strategy Bond	$1-$10,000
Worah[11]	PIMCO CommodityRealReturn Strategy	$100,001-$500,000
	PIMCO Global Multi-Asset	$50,001-$100,000
	PIMCO Inflation Response Multi-Asset	$100,001-$500,000
	PIMCO Real Return	$50,001-$100,000
	PIMCO Real Return Asset	None
	PIMCO RealEstateRealReturn Strategy	$50,001-$100,000
	PIMCO Tax Managed Real Return	$100,001-$500,000

[1]	Dr. Bhansali manages the PIMCO TRENDS Managed Futures Strategy Fund, which had not commenced operations as of March 31, 2013.
[2]

Effective January 2, 2014, Ms. Callahan manages the PIMCO California Short Duration Municipal Income Fund and the PIMCO Short Duration Municipal Income Fund. As of February 28, 2014, to the best of the Trust’s knowledge, Ms. Callahan did not own any shares of the PIMCO California Short Duration Municipal Income Fund or the PIMCO Short Duration Municipal Income Fund.

[3]	Mr. Dorsten manages the PIMCO TRENDS Managed Futures Strategy Fund, which had not commenced operations as of October 30, 2013.
[4]

Effective September 19, 2013, Mr. Gomez manages the PIMCO Emerging Markets Corporate Bond Fund. As of August 31, 2013, to the best of the Trust’s knowledge, Mr. Gomez did not own any shares of the PIMCO Emerging Markets Corporate Bond Fund.

[5]

Effective December 5, 2013, Mr. Gross manages the PIMCO Unconstrained Bond Fund. As of November 30, 2013, to the best of the Trust’s knowledge, Mr. Gross did not own any shares of the PIMCO Unconstrained Bond Fund.

[6]

Effective January 29, 2014, Mr. Mather manages the PIMCO International Fundamental IndexPLUS® AR Strategy Fund, the PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged), the PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, the PIMCO Worldwide Fundamental Advantage AR Strategy Fund, the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, the PIMCO Low Volatility RAFI®-PLUS AR Fund and the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund. As of February 28, 2014, to the best of the Trust’s knowledge, Mr. Mather did not own any shares of the PIMCO International Fundamental IndexPLUS® AR Strategy Fund, the PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged), the PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, the PIMCO Worldwide Fundamental Advantage AR Strategy Fund, the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, the PIMCO Low Volatility RAFI®-PLUS AR Fund or the PIMCO Intl Low Volatility RAFI®-PLUS AR Fund.

[7]

Effective January 29, 2014, Mr. Parikh manages the PIMCO Unconstrained Tax Managed Bond Fund. As of February 28, 2014, to the best of the Trust’s knowledge, Mr. Parikh did not own any shares of the PIMCO Unconstrained Tax Managed Bond Fund.

[8]

Effective January 29, 2014, Ms. Rahman co-manages the PIMCO Global Advantage® Strategy Bond Fund. As of February 28, 2014, to the best of the Trust’s knowledge, Ms. Rahman did not own any shares of the PIMCO Global Advantage® Strategy Bond Fund.

[9]	Mr. Rennison manages the PIMCO TRENDS Managed Futures Strategy Fund, which had not commenced operations as of October 30, 2013.
[10]	Mr. Schneider manages the PIMCO Treasury Money Market Fund, which had not commenced operations as of March 31, 2013.
[11]

Effective January 29, 2014, Mr. Worah co-manages the PIMCO Global Multi-Asset Fund. As of February 28, 2014, to the best of the Trust’s knowledge, Mr. Worah did not own any shares of the PIMCO Global Multi-Asset Fund.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust, which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not participate in the distribution of non-PIMCO managed products. Furthermore, representatives of the Distributor may also be employees or associated persons of PIMCO. Because of these affiliations with PIMCO, the interests of the Distributor may conflict with the interests of Fund investors. Additionally, certain representatives of the Distributor (“Advisor Consultants”) may receive differing levels of compensation from the sale of various PIMCO products, which may create further conflicts of interest. Levels of compensation for Advisor Consultants do not vary by share class within a PIMCO product, regardless of class differences relating to distribution-related fees, for sales at approved financial firms. Levels of compensation for Advisor Consultants do not vary across products eligible for commissions with the same investment strategy (i.e., Total Return, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Advisor Consultants are eligible to receive compensation, ascending by product type, with respect to sales of the following: Short Term Strategies, PVIT and PESVIT Funds, Total Return Strategies, Select Strategies, and Strategic Strategies (each as defined, from time to time, by the Distributor). Additionally, Advisor Consultants may receive commissions from the sale of PIMCO closed-end funds and discretionary special bonuses from the sale of certain products such as PIMCO exchange-traded funds and Funds used in Defined Contribution Investment Only business, which may offer higher or lower sales-related compensation than the product types noted above. Advisor Consultants eligible for such variable compensation may have a particular incentive to promote, recommend, or solicit the sale of particular Funds over other Funds or products, or other products over Funds of the Trust, which may give rise to a conflict of interest. Where such compensation is based on sales performance the relevant metric is gross sales (with certain adjustments, including for certain redemptions), which may give the Advisor Consultant a financial interest to market, recommend, or solicit a sale or holding (i.e., refraining from redeeming), if applicable, of certain products. Additionally, from time to time Advisor Consultants may receive discretionary compensation based on sales and/or job performance. Where discretionary compensation is based on job performance, the Distributor uses metrics which are generally indicative of the Advisor Consultant’s success in the areas of, among others, financial advisor satisfaction and Advisor Consultant product knowledge, responsiveness, and/or effectiveness. Under policies applicable to all Advisor Consultants, no Advisor Consultant is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to PIMCO, the Distributor, or to the Advisor Consultant.

The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Trust’s Transfer Agent, and should not be mailed to the Distributor.

The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Supervision and Administration Agreement or the Distribution and Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation/name; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class may, at the Board of Trustees’ discretion, pay a different share of distribution or shareholder servicing expenses (but not including advisory or custodial fees or other expenses related to the management of the Trust’s assets) if the distribution or shareholder servicing expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a different sales charge structure, and different exchange and conversion features.

The Trust may offer up to nine classes of shares: Class A, Class B, Class C, Class D, Class M, Class P, Class R, Institutional Class and Administrative Class. Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

Class A and Class C shares of the Trust are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor, but may be available through other financial firms, including banks and trust companies and to specified benefit plans (as defined below) and other retirement accounts.

Class D shares are generally offered through financial firms with which the Distributor has an agreement for the use of Funds in particular investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms or for which a fee may be charged, and where such Class D shares are held in an account at the financial firm in nominee or street name as your agent.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans (collectively, “specified benefit plans”) and other accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares also are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail accounts, non-Class R Eligible Plans, traditional and Roth IRAs (except through certain omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or Coverdell Education Savings Accounts. Plan participants may not directly purchase Class R shares through the Distributor. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by Class R Eligible Plans and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Class P shares are generally offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other financial firms with which the Distributor has an agreement for the use of the Funds in those programs, and where such Class P shares are held in an account at the financial firm in nominee or street name as your agent. Specified benefit plans may also purchase Class P shares, provided that the Fund or its Administrator is not required to pay any type of administrative fee per participant account to any third party. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Institutional Class shares are offered primarily for direct investment by investors such as specified benefit plans, endowments, foundations, corporations and high net worth individuals that can meet the minimum investment amount. Institutional Class shares also may be offered through certain financial firms that charge their customers transaction or other fees with respect to the customer’s investment in the Funds. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Class M shares are offered primarily for direct investment by investors such as specified benefit plans, endowments, foundations, corporations, high net worth individuals that can meet the minimum investment amount and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services.

Administrative Class shares are generally offered through broker-dealers and other financial firms for investment by specified benefit plans. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by specified benefit plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Prospectuses under the caption “Classes of Shares—Sales Charges,” Class A shares of the Funds are sold pursuant to an initial sales charge (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds (the “PIMCO Money Funds”)), which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011, the Distributor received an aggregate of $125,469,391, $82,518,058, and $113,757,619, respectively, and retained $17,309,160, $11,355,625, and $15,232,987, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Each Fund may sell its Class A shares at net asset value without an initial sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of the Trust, PIMCO or the Distributor. The Trust believes that this arrangement encourages those persons to invest in the Funds, which further aligns the interest of the Funds and those persons. See “Sales at Net Asset Value” below for more information.

As further described in the Prospectuses under the caption “Classes of Shares—Sales Charges,” a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is imposed upon redemptions of Class D, Class M, Class P, Class R, Institutional Class, or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund and class-by-class basis, shareholders should consider whether to exchange shares of one fund for shares of another fund or exchange one share class for another share class in the same fund (an “intra-fund exchange”) prior to redeeming an investment if such an exchange or intra-fund exchange would reduce the contingent deferred sales charge applicable to such redemptions.

During the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
Class A	$1,621,563	$2,051,570	$3,593,805
Class B	440,932	798,641	1,221,520
Class C	4,156,387	4,584,453	7,149,118

In certain cases described in the Prospectuses, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of: (i) the fact that the Trust’s sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived; (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations; and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors. See “Waiver of Contingent Deferred Sales Charges” below for more information.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

Class A, Class C and Class R shares are continuously offered. Class B shares of the Trust are no longer offered to or available for purchase by new investors or existing shareholders (except through reinvested dividends and exchanges).

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C, and Class R shares (the “Retail Plans”), the Distributor receives distribution fees from the Funds, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, the Distributor receives servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Prospectuses, the Distributor pays: (i) all or a portion of the distribution fees it receives from the Funds to broker-dealers, and (ii) all or a portion of the servicing fees it receives from the Funds to broker-dealers, certain banks and other financial firms.

The Distributor pays distribution and servicing fees to broker-dealers and servicing fees to certain banks and other financial firms as well as specified benefit plans, their service providers and their sponsors in connection with the sale of Class B, Class C and Class R shares, and servicing fees to broker-dealers, certain banks and other financial firms related to servicing Class A shares. In the case of Class A shares, broker-dealers receive a portion of the front-end sales charge set forth in the tables below under the caption “Initial Sales Charge Alternative—Class A Shares” except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay broker-dealers an advance/upfront commission in connection with sales of Class A shares without a sales charge). In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of preparing, printing and distributing advertising, sales literature and Prospectuses to persons other than current shareholders.

The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee, applicable to Class B, Class C and Class R shares, may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, including compensation to, and expenses (including overhead and telephone expenses) of, registered representatives or other employees of the Distributor or of broker-dealers who engage in sales of Class B, Class C or Class R shares. The servicing fee, applicable to Class A, Class B, Class C and Class R shares, may be spent by the Distributor on personal services rendered to shareholders of the Funds and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial advisors or other employees of broker-dealers, certain banks and other financial firms as well as specified benefit plans, their service providers and their sponsors who provide services to plan participants, who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Funds to shareholders, who render advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who provide and maintain elective shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for shareholders, who act as sole shareholder of record and nominee for shareholders, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations. Distribution and servicing fees also may be spent on interest payments relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class and vice versa. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the distribution or servicing of a single class. The Distributor may make payments to broker-dealers (and with respect to servicing fees only, to certain banks and other financial firms) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Fund	Servicing Fee[1]	Distribution Fee[1]
Class A
PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds	0.10%	None
All other Funds	0.25%	None
Class B2
PIMCO Money Market Fund	0.10%	None
All Other Funds	0.25%	0.75%
Class C3
PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds	0.10%	None
PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds	0.25%	0.30%
PIMCO Municipal Bond, PIMCO Real Income 2019®, PIMCO Real Income 2029®, PIMCO Real Return, PIMCO StocksPLUS® and PIMCO Tax Managed Real Return Funds	0.25%	0.50%
All other Funds	0.25%	0.75%
Class R
Government Money Market Fund and PIMCO Treasury Money Market Fund	0.10%	None
All other Funds	0.25%	0.25%
(1)

Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)	Payable only with respect to shares outstanding for one year or more.

(3)	Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker-dealer, bank, trust company, insurance company or benefit plan administrator or other service provider (collectively, “financial firms”) through which you purchase your shares. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Disinterested Trustees; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Retail Plans went into effect for the Trust in January 1997 (December 2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Retail Plans, as well as Administrative Class Plan and Class D Plan discussed below, are designed to promote sales of shares and to reduce the amount of redemptions that might otherwise occur if those plans were not in effect, and to compensate financial firms for their servicing and maintenance of shareholder accounts. Although Fund expenses are primarily based on a percentage of net assets, increasing net assets through sales of shares and limiting reductions in nets assets by reducing redemptions may help lower a Fund’s expense ratio by spreading its fixed costs over a larger base and may reduce the potential adverse effects of selling a Fund’s portfolio securities to meet redemptions. In addition, PIMCO and the Distributor may profit by reason of the operation of the plans through increases in Fund assets which may allow them to recruit and retain talent required to maintain a high level of performance and service to the Funds and their shareholders. It is impossible to know for certain if the level of sales and redemptions of Fund shares would differ in the absence of these plans, or whether other benefits will be realized as a result of these plans.

Payments Pursuant to Class A Plan

For the fiscal years ended March 31, 2013, March 31, 2012, and March 31, 2011, the Trust paid the Distributor an aggregate of $146,788,530, $136,633,710, and $126,062,693, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$5,112,511	$4,812,385	$3,695,243
PIMCO All Asset All Authority Fund	9,982,888	6,759,875	4,007,777
PIMCO California Intermediate Municipal Bond Fund	161,626	121,161	88,588
PIMCO California Municipal Bond Fund	1,922(1)	N/A	N/A
PIMCO California Short Duration Municipal Income Fund	374,942	403,174	461,110
PIMCO CommoditiesPLUS® Short Strategy Fund	1,920	738	39
PIMCO CommoditiesPLUS® Strategy Fund	159,433	75,201	2,750
PIMCO CommodityRealReturn Strategy Fund®	4,663,459	6,470,445	5,284,870
PIMCO Convertible Fund	9,889	2,955	0
PIMCO Credit Absolute Return Fund	27,858	16,338	N/A
PIMCO Diversified Income Fund	753,316	593,968	414,465
PIMCO Emerging Local Bond Fund	1,218,547	1,458,688	794,981
PIMCO Emerging Markets Bond Fund	1,992,761	1,247,451	1,088,657
PIMCO Emerging Markets Corporate Bond Fund	11,110	54	0
PIMCO Emerging Markets Currency Fund	316,723	534,544	549,477
PIMCO Emerging Markets Full Spectrum Bond Fund	25	N/A	N/A
PIMCO Floating Income Fund	365,626	472,535	390,474
PIMCO Foreign Bond Fund (Unhedged)	1,008,179	1,030,443	773,136
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,046,664	905,922	746,180
PIMCO Fundamental Advantage Absolute Return Strategy Fund	141,835	236,468	158,170
PIMCO Fundamental IndexPLUS® AR Fund	374,484	180,724	80,740

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO Global Advantage® Strategy Bond Fund	386,859	283,254	213,022
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	161,832	106,088	85,044
PIMCO Global Multi-Asset Fund	2,543,738	2,925,057	1,825,392
PIMCO GNMA Fund	1,708,096	1,508,750	1,291,006
PIMCO Government Money Market Fund	6,256(2)	4,071(3)	1,353(4)
PIMCO High Yield Fund	3,135,247	3,044,482	2,833,516
PIMCO High Yield Municipal Bond Fund	465,908	259,481	234,838
PIMCO High Yield Spectrum Fund	57,262	5,704	737
PIMCO Income Fund	5,508,736	1,562,231	380,459
PIMCO Inflation Response Multi-Asset Fund	17,841	960	N/A
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	20,910	16,319	9,523
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	64,809	37,013	45,473
PIMCO Investment Grade Corporate Bond Fund	3,862,551	2,353,376	1,807,775
PIMCO Long-Term U.S. Government Fund	624,262	549,574	528,291
PIMCO Low Duration Fund	8,786,840	8,799,894	8,354,572
PIMCO Money Market Fund	166,733(5)	190,146(6)	169,778(7)
PIMCO Mortgage Opportunities Fund	2,098	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	200,486	214,450	293,867
PIMCO Municipal Bond Fund	716,472	397,843	298,106
PIMCO National Intermediate Municipal Bond Fund	6,381(8)	N/A	N/A
PIMCO New York Municipal Bond Fund	136,676	104,506	114,897
PIMCO Real Income 2019 Fund®	29,221	22,280	9,510
PIMCO Real Income 2029 Fund®	9,473	5,801	1,080
PIMCO Real Return Fund	12,562,117	11,634,021	10,323,479
PIMCO RealEstateRealReturn Strategy Fund	716,457	253,599	106,633
PIMCO RealRetirement® 2015 Fund	6,056	661	N/A
PIMCO RealRetirement® 2020 Fund	14,609	6,095	3,670
PIMCO RealRetirement® 2025 Fund	4,406	346	N/A
PIMCO RealRetirement® 2030 Fund	11,977	3,496	1,729
PIMCO RealRetirement® 2035 Fund	2,023	35	N/A
PIMCO RealRetirement® 2040 Fund	7,522	3,362	1,219
PIMCO RealRetirement® 2045 Fund	634	2	N/A
PIMCO RealRetirement® 2050 Fund	2,200	958	321
PIMCO RealRetirement® Income and Distribution Fund	17,462	11,071	3,852
PIMCO Senior Floating Rate Fund	29,738	5,792(9)	N/A
PIMCO Short Asset Investment Fund	257(10)	N/A	N/A
PIMCO Short Duration Municipal Income Fund	414,033	312,535	447,128
PIMCO Short-Term Fund	2,964,200	3,085,978	3,591,956
PIMCO Small Cap StocksPLUS® AR Strategy Fund	214,517	138,804	79,143
PIMCO StocksPLUS® Fund	203,564	185,309	161,151
PIMCO StocksPLUS® Absolute Return Fund	290,159	173,723	126,660
PIMCO StocksPLUS® AR Short Strategy Fund	345,252	474,320	555,901
PIMCO Tax Managed Real Return Fund	26,318	13,281	2,405
PIMCO Total Return Fund	68,059,367	66,379,451	68,540,224
PIMCO Total Return Fund IV	27,451	2,136(11)	N/A
PIMCO Unconstrained Bond Fund	4,394,997	6,025,663	4,923,898
PIMCO Unconstrained Tax Managed Bond Fund	128,809(12)	208,723	138,829

(1) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1 and the Fund’s net payment pursuant to the Class A plan was $1,921.

(2) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $5,012 and the Fund’s net payment pursuant to the Class A plan was $1,244.

(3) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $4,059 and the Fund’s net payment pursuant to the Class A plan was $12.

(4) For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $1,353 and the Fund’s net payment pursuant to the Class A plan was $0.

(5) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $166,645 and the Fund’s net payment pursuant to the Class A plan was $88.

(6) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $190,055 and the Fund’s net payment pursuant to the Class A plan was $91.

(7) For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $169,778 and the Fund’s net payment pursuant to the Class A plan was $0.

(8) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $52 and the Fund’s net payment pursuant to the Class A plan was $6,329.

(9) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $1 and the Fund’s net payment pursuant to the Class A plan was $5,791.

(10) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $17 and the Fund’s net payment pursuant to the Class A plan was $240.

(11) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $5 and the Fund’s net payment pursuant to the Class A plan was $2,131.

(12) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $12,574 and the Fund’s net payment pursuant to the Class A plan was $116,235.

During the fiscal year ended March 31, 2013, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $130,788,580; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $15,999,950.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO All Asset Fund	$4,555,247	$557,264	$5,112,511
PIMCO All Asset All Authority Fund	8,894,753	1,088,135	9,982,888
PIMCO California Intermediate Municipal Bond Fund	144,009	17,617	161,626
PIMCO California Municipal Bond Fund	1,713	209	1,922
PIMCO California Short Duration Municipal Income Fund	334,073	40,869	374,942
PIMCO CommoditiesPLUS® Short Strategy Fund	1,711	209	1,920
PIMCO CommoditiesPLUS® Strategy Fund	142,055	17,378	159,433
PIMCO CommodityRealReturn Strategy Fund®	4,155,142	508,317	4,663,459
PIMCO Convertible Fund	8,811	1,078	9,889
PIMCO Credit Absolute Return Fund	24,821	3,037	27,858
PIMCO Diversified Income Fund	671,205	82,111	753,316
PIMCO Emerging Local Bond Fund	1,085,725	132,822	1,218,547
PIMCO Emerging Markets Bond Fund	1,775,550	217,211	1,992,761
PIMCO Emerging Markets Corporate Bond Fund	9,899	1,211	11,110
PIMCO Emerging Markets Currency Fund	282,200	34,523	316,723
PIMCO Emerging Markets Full Spectrum Bond Fund	22	3	25
PIMCO Floating Income Fund	325,773	39,853	365,626
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	932,578	114,086	1,046,664
PIMCO Foreign Bond Fund (Unhedged)	898,287	109,892	1,008,179
PIMCO Fundamental Advantage Absolute Return Strategy Fund	126,375	15,460	141,835
PIMCO Fundamental IndexPLUS® AR Fund	333,665	40,819	374,484
PIMCO Global Advantage® Strategy Bond Fund	344,691	42,168	386,859
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	144,192	17,640	161,832
PIMCO Global Multi-Asset Fund	2,266,471	277,267	2,543,738
PIMCO GNMA Fund	1,521,914	186,182	1,708,096
PIMCO Government Money Market Fund	5,574	682	6,256
PIMCO High Yield Fund	2,793,505	341,742	3,135,247
PIMCO High Yield Municipal Bond Fund	415,124	50,784	465,908
PIMCO High Yield Spectrum Fund	51,020	6,242	57,262
PIMCO Income Fund	4,908,284	600,452	5,508,736
PIMCO Inflation Response Multi-Asset Fund	15,896	1,945	17,841

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	57,745	7,064	64,809
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	18,631	2,279	20,910
PIMCO Investment Grade Corporate Bond Fund	3,441,533	421,018	3,862,551
PIMCO Long-Term U.S. Government Fund	556,217	68,045	624,262
PIMCO Low Duration Fund	7,829,074	957,766	8,786,840
PIMCO Money Market Fund	148,559	18,174	166,733
PIMCO Mortgage Opportunities Fund	1,869	229	2,098
PIMCO Mortgage-Backed Securities Fund	178,633	21,853	200,486
PIMCO Municipal Bond Fund	638,377	78,095	716,472
PIMCO National Intermediate Municipal Bond Fund	5,685	696	6,381
PIMCO New York Municipal Bond Fund	121,778	14,898	136,676
PIMCO Real Income 2019 Fund®	26,036	3,185	29,221
PIMCO Real Income 2029 Fund®	8,440	1,033	9,473
PIMCO Real Return Fund	11,192,846	1,369,271	12,562,117
PIMCO RealEstateRealReturn Strategy Fund	638,363	78,094	716,457
PIMCO RealRetirement® 2015 Fund	5,396	660	6,056
PIMCO RealRetirement® 2020 Fund	13,017	1,592	14,609
PIMCO RealRetirement® 2025 Fund	3,926	480	4,406
PIMCO RealRetirement® 2030 Fund	10,672	1,305	11,977
PIMCO RealRetirement® 2035 Fund	1,802	221	2,023
PIMCO RealRetirement® 2040 Fund	6,702	820	7,522
PIMCO RealRetirement® 2045 Fund	565	69	634
PIMCO RealRetirement® 2050 Fund	1,960	240	2,200
PIMCO RealRetirement® Income and Distribution Fund	15,559	1,903	17,462
PIMCO Senior Floating Rate Fund	26,497	3,241	29,738
PIMCO Short Asset Investment Fund	229	28	257
PIMCO Short Duration Municipal Income Fund	368,903	45,130	414,033
PIMCO Short-Term Fund	2,641,102	323,098	2,964,200
PIMCO Small Cap StocksPLUS® AR Strategy Fund	191,135	23,382	214,517
PIMCO StocksPLUS® Absolute Return Fund	258,532	31,627	290,159
PIMCO StocksPLUS® AR Short Strategy Fund	307,620	37,632	345,252
PIMCO StocksPLUS® Fund	181,376	22,188	203,564
PIMCO Tax Managed Real Return Fund	23,449	2,869	26,318
PIMCO Total Return Fund	60,640,896	7,418,471	68,059,367
PIMCO Total Return Fund IV	24,459	2,992	27,451
PIMCO Unconstrained Bond Fund	3,915,942	479,055	4,394,997
PIMCO Unconstrained Tax Managed Bond Fund	114,769	14,040	128,809

Payments Pursuant to Class B Plan

For the fiscal years ended March 31, 2013, March 31, 2012, and March 31, 2011, the Trust paid the Distributor an aggregate of $4,606,745, $7,737,762, and $14,876,960, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$322,672	$638,444	$1,089,983
PIMCO CommodityRealReturn Strategy Fund®	295,488	748,035	965,887
PIMCO Diversified Income Fund	66,322	117,627	200,395
PIMCO Emerging Markets Bond Fund	60,344	149,450	316,838
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6,933	20,742	66,300
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	4,988	9,252	24,509

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO GNMA Fund	92,523	132,264	263,800
PIMCO High Yield Fund	151,172	365,330	1,012,725
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	6,454	13,942	27,395
PIMCO Long-Term U.S. Government Fund	36,417	56,679	125,308
PIMCO Low Duration Fund	46,568	158,011	540,843
PIMCO Money Market Fund	43,103(1)	89,640(2)	214,857(3)
PIMCO Mortgage-Backed Securities Fund	10,475	21,703	64,074
PIMCO Municipal Bond Fund	10,972	22,115	66,243
PIMCO Real Return Fund	264,942	827,455	2,251,048
PIMCO RealEstateRealReturn Strategy Fund	19,855	29,038	32,612
PIMCO Short-Term Fund	8,720(4)	19,115(5)	33,052(6)
PIMCO StocksPLUS® Fund	14,770	36,273	63,676
PIMCO StocksPLUS® Absolute Return Fund	12,112	28,886	50,875
PIMCO Total Return Fund	3,131,915	4,253,761	7,466,540

(1) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $10,774 and the Fund’s net payment pursuant to the Class B plan was $32,329.

(2) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $89,636 and the Fund’s net payment pursuant to the Class B plan was $4.

(3) For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $214,857 and the Fund’s net payment pursuant to the Class B plan was $0.

(4) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $183 and the Fund’s net payment pursuant to the Class B plan was $8,537.

(5) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $42 and the Fund’s net payment pursuant to the Class B plan was $19,073.

(6) For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $3,865 and the Fund’s net payment pursuant to the Class B plan was $29,187.

During the fiscal year ended March 31, 2013, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $4,104,610; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $502,135.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO All Asset Fund	$ 287,501	$35,171	$322,672
PIMCO CommodityRealReturn Strategy Fund®	263,280	32,208	295,488
PIMCO Diversified Income Fund	59,093	7,229	66,322
PIMCO Emerging Markets Bond Fund	53,767	6,577	60,344
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6,177	756	6,933
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	4,444	544	4,988
PIMCO GNMA Fund	82,438	10,085	92,523
PIMCO High Yield Fund	134,694	16,478	151,172
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,751	703	6,454
PIMCO Long-Term U.S. Government Fund	32,448	3,969	36,417
PIMCO Low Duration Fund	41,492	5,076	46,568
PIMCO Money Market Fund	38,405	4,698	43,103
PIMCO Mortgage-Backed Securities Fund	9,333	1,142	10,475
PIMCO Municipal Bond Fund	9,776	1,196	10,972
PIMCO Real Return Fund	236,063	28,879	264,942
PIMCO RealEstateRealReturn Strategy Fund	17,691	2,164	19,855
PIMCO Short-Term Fund	7,770	950	8,720

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO StocksPLUS® Absolute Return Fund	10,792	1,320	12,112
PIMCO StocksPLUS® Fund	13,160	1,610	14,770
PIMCO Total Return Fund	2,790,536	341,379	3,131,915

Payments Pursuant to Class C Plan

For the fiscal years ended March 31, 2013, March 31, 2012, and March 31, 2011, the Trust paid the Distributor an aggregate of $281,832,108, $242,368,751, and $219,699,168, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$19,407,524	$16,993,047	$12,801,741
PIMCO All Asset All Authority Fund	34,074,534	20,240,365	10,730,874
PIMCO California Intermediate Municipal Bond Fund	128,184	77,906	27,826
PIMCO California Municipal Bond Fund	439(1)	N/A	N/A
PIMCO California Short Duration Municipal Income Fund	16,747(2)	15,340	8,380
PIMCO CommoditiesPLUS® Short Strategy Fund	1,451	475	87
PIMCO CommoditiesPLUS® Strategy Fund	68,978	85,295	12,698
PIMCO CommodityRealReturn Strategy Fund®	8,173,463	10,485,409	8,595,767
PIMCO Convertible Fund	8,714	2,777	0
PIMCO Credit Absolute Return Fund	29,004	6,073	N/A
PIMCO Diversified Income Fund	1,861,166	1,553,295	1,169,440
PIMCO Emerging Local Bond Fund	1,857,118	1,751,569	742,714
PIMCO Emerging Markets Bond Fund	2,194,624	1,865,994	1,610,769
PIMCO Emerging Markets Corporate Bond Fund	5,823	71	0
PIMCO Emerging Markets Currency Fund	548,982(3)	736,801	819,600
PIMCO Emerging Markets Full Spectrum Bond Fund	24	N/A	N/A
PIMCO Floating Income Fund	454,977	624,065	469,622
PIMCO Foreign Bond Fund (Unhedged)	977,866	981,482	832,239
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	511,381	488,462	556,550
PIMCO Fundamental Advantage Absolute Return Strategy Fund	203,235	271,606	168,023
PIMCO Fundamental IndexPLUS® AR Fund	582,063	251,214	101,413
PIMCO Global Advantage® Strategy Bond Fund	389,474(4)	299,063	217,946
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	254,750	194,016	184,959
PIMCO Global Multi-Asset Fund	8,297,899	8,414,563	4,828,663
PIMCO GNMA Fund	3,036,293	2,396,473	2,653,454
PIMCO Government Money Market Fund	1,667(5)	2,448(6)	1,039(7)
PIMCO High Yield Fund	6,109,241	5,787,362	5,435,537
PIMCO High Yield Municipal Bond Fund	662,638	428,390	440,013
PIMCO High Yield Spectrum Fund	26,535	27,605	11,179
PIMCO Income Fund	14,854,290	3,697,673	921,320
PIMCO Inflation Response Multi-Asset Fund	17,764	1,744	N/A
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	23,617	19,640	6,216
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	79,814	59,121	70,388
PIMCO Investment Grade Corporate Bond Fund	8,523,486	5,171,592	4,257,824
PIMCO Long-Term U.S. Government Fund	733,122	576,585	522,160
PIMCO Low Duration Fund	5,574,926	5,507,247	5,273,072
PIMCO Money Market Fund	68,760(8)	95,312(9)	73,658(10)
PIMCO Mortgage Opportunities Fund	2,355(11)	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	242,859	273,375	416,955
PIMCO Municipal Bond Fund	924,180	560,844	483,865
PIMCO National Intermediate Municipal Bond Fund	3,334(12)	N/A	N/A
PIMCO New York Municipal Bond Fund	90,266	51,145	24,968
PIMCO Real Income 2019 Fund®	50,883	34,439	17,652
PIMCO Real Income 2029 Fund®	11,321	4,341	964
PIMCO Real Return Fund	22,825,819	21,187,220	19,362,570

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO RealEstateRealReturn Strategy Fund	1,184,580	394,338	186,381
PIMCO RealRetirement® 2015 Fund	3,141	624	N/A
PIMCO RealRetirement® 2020 Fund	14,765	11,052	7,248
PIMCO RealRetirement® 2025 Fund	1,478	182	N/A
PIMCO RealRetirement® 2030 Fund	12,277	14,713	11,323
PIMCO RealRetirement® 2035 Fund	861	129	N/A
PIMCO RealRetirement® 2040 Fund	3,416	1,551	458
PIMCO RealRetirement® 2045 Fund	282	9	N/A
PIMCO RealRetirement® 2050 Fund	3,562	2,344	1,679
PIMCO RealRetirement® Income and Distribution Fund	19,139	13,274	4,135
PIMCO Senior Floating Rate Fund	48,772	13,133(13)	N/A
PIMCO Short Duration Municipal Income Fund	96,965	112,767	134,264
PIMCO Short-Term Fund	1,124,735	1,368,613	1,634,778
PIMCO Small Cap StocksPLUS® AR Strategy Fund	319,752	209,364	73,283
PIMCO StocksPLUS® Fund	373,017	350,272	322,095
PIMCO StocksPLUS® Absolute Return Fund	408,344	204,819	113,282
PIMCO StocksPLUS® AR Short Strategy Fund	300,781	302,509	341,432
PIMCO Tax Managed Real Return Fund	25,048	14,485	3,813
PIMCO Total Return Fund	123,687,956	115,850,892	124,009,876
PIMCO Total Return Fund IV	15,311(14)	N/A	N/A
PIMCO Unconstrained Bond Fund	10,095,315(15)	12,042,097(16)	8,795,783
PIMCO Unconstrained Tax Managed Bond Fund	181,021(17)	240,140(18)	191,412

(1) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $4 and the Fund’s net payment pursuant to the Class C plan was $435.

(2) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $45 and the Fund’s net payment pursuant to the Class C plan was $16,702.

(3) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $142 and the Fund’s net payment pursuant to the Class C plan was $548,840.

(4) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1,185 and the Fund’s net payment pursuant to the Class C plan was $388,289.

(5) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1,340 and the Fund’s net payment pursuant to the Class C plan was $327.

(6) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $2,442 and the Fund’s net payment pursuant to the Class C plan was $6.

(7) For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $1,039 and the Fund’s net payment pursuant to the Class C plan was $0.

(8) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $68,718 and the Fund’s net payment pursuant to the Class C plan was $42.

(9) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $95,265 and the Fund’s net payment pursuant to the Class C plan was $47.

(10) For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $73,658 and the Fund’s net payment pursuant to the Class C plan was $0.

(11) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $2 and the Fund’s net payment pursuant to the Class C plan was $2,353.

(12) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $7 and the Fund’s net payment pursuant to the Class C plan was $3,327.

(13) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $123 and the Fund’s net payment pursuant to the Class C plan was $13,010.

(14) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $4 and the Fund’s net payment pursuant to the Class C plan was $15,307.

(15) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1,114,667 and the Fund’s net payment pursuant to the Class C plan was $8,980,648.

(16) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $533,528 and the Fund’s net payment pursuant to the Class C plan was $11,508,569.

(17) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $52,392 and the Fund’s net payment pursuant to the Class C plan was $128,629.

(18) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $9,494 and the Fund’s net payment pursuant to the Class C plan was $230,646.

During the fiscal year ended March 31, 2013, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $251,112,408; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $30,719,700.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO All Asset Fund	$ 17,292,104	$2,115,420	$19,407,524
PIMCO All Asset All Authority Fund	30,360,410	3,714,124	34,074,534
PIMCO California Municipal Bond Fund	391	48	439
PIMCO California Intermediate Municipal Bond Fund	114,212	13,972	128,184
PIMCO California Short Duration Municipal Income Fund	14,922	1,825	16,747
PIMCO CommoditiesPLUS® Short Strategy Fund	1,293	158	1,451
PIMCO CommoditiesPLUS® Strategy Fund	61,459	7,519	68,978
PIMCO CommodityRealReturn Strategy Fund®	7,282,556	890,907	8,173,463
PIMCO Convertible Fund	7,764	950	8,714
PIMCO Credit Absolute Return Fund	25,843	3,161	29,004
PIMCO Diversified Income Fund	1,658,299	202,867	1,861,166
PIMCO Emerging Local Bond Fund	1,654,692	202,426	1,857,118
PIMCO Emerging Markets Bond Fund	1,955,410	239,214	2,194,624
PIMCO Emerging Markets Corporate Bond Fund	5,188	635	5,823
PIMCO Emerging Markets Currency Fund	489,143	59,839	548,982
PIMCO Emerging Markets Full Spectrum Bond Fund	21	3	24
PIMCO Floating Income Fund	405,385	49,592	454,977
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	455,640	55,741	511,381
PIMCO Foreign Bond Fund (Unhedged)	871,279	106,587	977,866
PIMCO Fundamental Advantage Absolute Return Strategy Fund	181,082	22,153	203,235
PIMCO Fundamental IndexPLUS® AR Fund	518,618	63,445	582,063
PIMCO Global Advantage® Strategy Bond Fund	347,021	42,453	389,474
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	226,982	27,768	254,750
PIMCO Global Multi-Asset Fund	7,393,428	904,471	8,297,899
PIMCO GNMA Fund	2,705,337	330,956	3,036,293
PIMCO Government Money Market Fund	1,485	182	1,667
PIMCO High Yield Fund	5,443,334	665,907	6,109,241
PIMCO High Yield Municipal Bond Fund	590,410	72,228	662,638
PIMCO High Yield Spectrum Fund	23,643	2,892	26,535
PIMCO Income Fund	13,235,172	1,619,118	14,854,290
PIMCO Inflation Response Multi-Asset Fund	15,828	1,936	17,764
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	71,114	8,700	79,814
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	21,043	2,574	23,617
PIMCO Investment Grade Corporate Bond Fund	7,594,426	929,060	8,523,486
PIMCO Long-Term U.S. Government Fund	653,212	79,910	733,122
PIMCO Low Duration Fund	4,967,259	607,667	5,574,926
PIMCO Money Market Fund	61,265	7,495	68,760
PIMCO Mortgage Opportunities Fund	2,098	257	2,355
PIMCO Mortgage-Backed Securities Fund	216,387	26,472	242,859
PIMCO Municipal Bond Fund	823,444	100,736	924,180
PIMCO National Intermediate Municipal Bond Fund	2,971	363	3,334
PIMCO New York Municipal Bond Fund	80,427	9,839	90,266

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO Real Income 2019 Fund®	45,337	5,546	50,883
PIMCO Real Income 2029 Fund®	10,087	1,234	11,321
PIMCO Real Return Fund	20,337,805	2,488,014	22,825,819
PIMCO RealEstateRealReturn Strategy Fund	1,055,461	129,119	1,184,580
PIMCO RealRetirement® 2015 Fund	2,799	342	3,141
PIMCO RealRetirement® 2020 Fund	13,156	1,609	14,765
PIMCO RealRetirement® 2025 Fund	1,317	161	1,478
PIMCO RealRetirement® 2030 Fund	10,939	1,338	12,277
PIMCO RealRetirement® 2035 Fund	767	94	861
PIMCO RealRetirement® 2040 Fund	3,044	372	3,416
PIMCO RealRetirement® 2045 Fund	251	31	282
PIMCO RealRetirement® 2050 Fund	3,174	388	3,562
PIMCO RealRetirement® Income and Distribution Fund	17,053	2,086	19,139
PIMCO Senior Floating Rate Fund	43,456	5,316	48,772
PIMCO Short Duration Municipal Income Fund	86,396	10,569	96,965
PIMCO Short-Term Fund	1,002,139	122,596	1,124,735
PIMCO Small Cap StocksPLUS® AR Strategy Fund	284,899	34,853	319,752
PIMCO StocksPLUS® Fund	332,358	40,659	373,017
PIMCO StocksPLUS® Absolute Return Fund	363,835	44,509	408,344
PIMCO StocksPLUS® AR Short Strategy Fund	267,996	32,785	300,781
PIMCO Tax Managed Real Return Fund	22,318	2,730	25,048
PIMCO Total Return Fund	110,205,969	13,481,987	123,687,956
PIMCO Total Return Fund IV	13,642	1,669	15,311
PIMCO Unconstrained Bond Fund	8,994,926	1,100,389	10,095,315
PIMCO Unconstrained Tax Managed Bond Fund	161,290	19,731	181,021

Payments Pursuant to Class R Plan

For the fiscal years ended March 31, 2013, March 31, 2012, and March 31, 2011, the Trust paid the Distributor an aggregate of $21,767,634, $17,872,521, $14,707,736, respectively, pursuant to the Distribution and Servicing Plan for Class R shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$512,179	$306,664	$120,598
PIMCO CommoditiesPLUS® Strategy Fund	1,290	723	58
PIMCO CommodityRealReturn Strategy Fund®	91,016	40,105	3,779
PIMCO Credit Absolute Return Fund	2,324	57	N/A
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	102,231	83,071	69,429
PIMCO Global Advantage® Strategy Bond Fund	34,352	23,356	8,782
PIMCO Global Multi-Asset Fund	98,031	77,554	25,135
PIMCO High Yield Fund	274,951	244,665	200,621
PIMCO Income Fund	86,841	8,851	1,052
PIMCO Inflation Response Multi-Asset Fund	51	30	N/A
PIMCO Low Duration Fund	620,295	520,958	355,629
PIMCO Real Return Fund	2,585,099	1,928,697	1,513,074
PIMCO RealRetirement® 2015 Fund	354	39	N/A
PIMCO RealRetirement® 2020 Fund	4,485	3,898	3,185
PIMCO RealRetirement® 2025 Fund	802	53	N/A
PIMCO RealRetirement® 2030 Fund	3,605	1,499	1,112
PIMCO RealRetirement® 2035 Fund	439	41	N/A
PIMCO RealRetirement® 2040 Fund	4,401	1,515	1,504
PIMCO RealRetirement® 2045 Fund	272	4	N/A

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO RealRetirement® 2050 Fund	2,290	419	154
PIMCO RealRetirement® Income and Distribution Fund	1,447	482	532
PIMCO Senior Floating Rate Fund	3,585	47(1)	N/A
PIMCO Short-Term Fund	63,995	41,831	46,392
PIMCO StocksPLUS® Fund	19,439	12,106	11,858
PIMCO Total Return Fund	17,176,732	14,449,380	12,254,819
PIMCO Unconstrained Bond Fund	77,128(2)	126,476(3)	90,024

(1) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $2 and the Fund’s net payment pursuant to the Class R plan was $45.

(2) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $14 and the Fund’s net payment pursuant to the Class R plan was $77,114.

(3) For the fiscal year ended March 31, 2012, the Distributor waived or reimbursed $5 and the Fund’s net payment pursuant to the Class R plan was $126,471.

During the fiscal year ended March 31, 2013, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows: sales commissions and other compensation to sales personnel, $19,394,962; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,372,672.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO All Asset Fund	$ 456,351	$55,828	$512,179
PIMCO CommoditiesPLUS® Strategy Fund	1,149	141	1,290
PIMCO CommodityRealReturn Strategy Fund®	81,095	9,921	91,016
PIMCO Credit Absolute Return Fund	2,071	253	2,324
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	91,088	11,143	102,231
PIMCO Global Advantage® Strategy Bond Fund	30,608	3,744	34,352
PIMCO Global Multi-Asset Fund	87,346	10,685	98,031
PIMCO High Yield Fund	244,981	29,970	274,951
PIMCO Income Fund	77,375	9,466	86,841
PIMCO Inflation Response Multi-Asset Fund	45	6	51
PIMCO Low Duration Fund	552,683	67,612	620,295
PIMCO Real Return Fund	2,303,323	281,776	2,585,099
PIMCO RealRetirement® 2015 Fund	315	39	354
PIMCO RealRetirement® 2020 Fund	3,996	489	4,485
PIMCO RealRetirement® 2025 Fund	715	87	802
PIMCO RealRetirement® 2030 Fund	3,212	393	3,605
PIMCO RealRetirement® 2035 Fund	391	48	439
PIMCO RealRetirement® 2040 Fund	3,921	480	4,401
PIMCO RealRetirement® 2045 Fund	242	30	272
PIMCO RealRetirement® 2050 Fund	2,040	250	2,290
PIMCO RealRetirement® Income and Distribution Fund	1,289	158	1,447
PIMCO Senior Floating Rate Fund	3,194	391	3,585
PIMCO Short-Term Fund	57,020	6,975	63,995
PIMCO StocksPLUS® Fund	17,320	2,119	19,439
PIMCO Total Return Fund	15,304,468	1,872,264	17,176,732
PIMCO Unconstrained Bond Fund	68,721	8,407	77,128

Distribution and Servicing Plan for Administrative Class Shares

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial firms, certain services in connection with the distribution and marketing of Administrative Class shares and/or certain shareholder services to a financial firm’s customers or participants in benefits plans that invest in Administrative Class shares of the Funds. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Administrative Class Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Administrative Class shares):

Administrative Class	Distribution and/or Servicing Fee
PIMCO Government Money Market Fund	0.10%
PIMCO Money Market Fund	0.10%
PIMCO Treasury Money Market Fund	0.10%
All other Funds	0.25%

The fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure services including, among other things, providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and the Statement of Additional Information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options. In addition, the fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure administrative services for Administrative Class shareholders of the Funds including, among other things, receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In accordance with Rule 12b-1 under the 1940 Act, the Administrative Class Plan may not be amended to increase materially the costs which Administrative Class shareholders may bear under the respective Administrative Class Plan without approval of a majority of the outstanding Administrative Class shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Administrative Class Plan or any agreements related to it (the “Administrative Class Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Administrative Class Plan and any related amendments. The Administrative Class Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Administrative Class Plan Trustees. The Administrative Class Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Administrative Class Plan Trustees. The Administrative Class Plan may be terminated at any time, without penalty, by vote of a majority of the Administrative Class Plan Trustees or by a vote of a majority of the outstanding Administrative Class shares of a Fund. Pursuant to the Administrative Class Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Administrative Class Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of asset-based sales charges (“distribution fees”) that may be paid by mutual funds out of their assets as a percentage of total new gross sales. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services) are not subject to these limits on distribution fees. While the fees paid pursuant to the Administrative Class Plan will typically be treated as distribution fees for purposes of FINRA rules, some portion of the fees may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. However, FINRA rules limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to the Administrative Class Plans

For the fiscal years ended March 31, 2013, March 31, 2012, and March 31, 2011, the Trust paid qualified service providers an aggregate amount of $103,843,381, $100,389,460, and $104,207,778, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds with operational Administrative Class shares listed below as follows:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$1,002,228	$770,132	$542,118
PIMCO CommodityRealReturn Strategy Fund®	1,541,737	2,495,568	2,589,104
PIMCO Convertible Fund	2,144	13,201	101,196
PIMCO Diversified Income Fund	23,030	18,936	19,653

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	144	N/A	N/A
PIMCO Emerging Local Bond Fund	106,233	291,933	656,670
PIMCO Emerging Markets Bond Fund	76,012	79,324	52,562
PIMCO Emerging Markets Currency Fund	48,861	88,694	30,179
PIMCO Floating Income Fund	438	918	310
PIMCO Foreign Bond Fund (Unhedged)	47,811	44,303	45,238
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	51,251	47,319	54,204
PIMCO Fundamental IndexPLUS® AR Fund	38,434	981	75
PIMCO Global Bond Fund (Unhedged)	620,306	593,421	519,210
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	5,761	1,777	1,249
PIMCO Global Multi-Asset Fund	6,012	327	0
PIMCO High Yield Fund	2,300,778	2,408,683	2,271,728
PIMCO Income Fund	26,436	1,356	1,300
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	714	27	25
PIMCO Investment Grade Corporate Bond Fund	528,427	349,127	111,417
PIMCO Long-Term U.S. Government Fund	212,185	209,290	295,188
PIMCO Low Duration Fund	2,001,596	1,397,347	2,560,740
PIMCO Low Duration Fund II	52,337	61,382	36,139
PIMCO Low Duration Fund III	4,645	946	1,428
PIMCO Money Market Fund	459,671	89,220(1)	85,863(2)
PIMCO Mortgage-Backed Securities Fund	142,169	179,249	186,703
PIMCO Municipal Bond Fund	1,405	1,071	2,406
PIMCO Real Return Fund	4,204,161	3,387,063	2,954,919
PIMCO RealRetirement® 2015 Fund	50,318	5,579	N/A
PIMCO RealRetirement® 2020 Fund	81,617	14,450	511
PIMCO RealRetirement® 2025 Fund	70,330	7,982	N/A
PIMCO RealRetirement® 2030 Fund	85,094	11,866	26
PIMCO RealRetirement® 2035 Fund	51,790	6,250	N/A
PIMCO RealRetirement® 2040 Fund	69,045	15,631	26
PIMCO RealRetirement® 2045 Fund	6,851	2	N/A
PIMCO RealRetirement® 2050 Fund	27,266	4,529	27
PIMCO RealRetirement® Income and Distribution Fund	51,119	5,770	31
PIMCO Short Asset Investment Fund	75(3)	N/A	N/A
PIMCO Short Duration Municipal Income Fund	3,546	9,052	9,126
PIMCO Short-Term Fund	7,184,333	6,758,777	6,308,172
PIMCO StocksPLUS® Fund	9,470	8,008	7,038
PIMCO Total Return Fund	82,167,547	80,534,629	84,290,533
PIMCO Total Return Fund II	199,951	228,051	241,164
PIMCO Total Return Fund III	280,103	247,289	231,471
(1) For the fiscal year ended March 31, 2012, the Distributor or its affiliates waived or reimbursed $89,208 and the Fund’s net payment pursuant to the Administrative Class Plans was $12.

(2) For the fiscal year ended March 31, 2011, the Distributor or its affiliates waived or reimbursed $85,863 and the Fund’s net payment pursuant to the Administrative Class Plans was $0.

(3) For the fiscal year ended March 31, 2013, the Distributor or its affiliates waived or reimbursed $1 and the Fund’s net payment pursuant to the Administrative Class Plans was $74.

The remaining Funds did not make payments under the Administrative Class Plans.

Distribution and Servicing Plan for Class D Shares

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund may compensate the Distributor for providing, or procuring through financial firms, certain services in connection with the distribution and marketing of Class D shares and/or certain shareholder services to a financial firm’s customers that invest in Class D shares of the Funds. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Class D Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Class D shares):

Class D	Distribution and/or Servicing Fee
PIMCO Government Money Market Fund	0.10%
PIMCO Money Market Fund	0.10%
PIMCO Treasury Money Market Fund	0.10%
All other Funds	0.25%

The fee payable pursuant to the Class D Plan may be used by the Distributor to provide or procure services including, among other things, facilities for placing orders directly for the purchase of a Fund’s shares and tendering a Fund’s Class D shares for redemption; advertising with respect to a Fund’s Class D shares; providing information about a Fund; providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and statements of additional information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and shareholder services provided by a financial services firm such as a broker-dealer or registered investment advisor (a “Service Organization”) that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the respective Class D Plan without approval of a majority of the outstanding Class D shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Class D Plan or any agreements related to it (the “Class D Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Class D Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Class D Plan Trustees. The Class D Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Class D Plan Trustees. The Class D Plan may be terminated at any time, without penalty, by vote of a majority of the Class D Plan Trustees or by a vote of a majority of the outstanding Class D shares of a Fund. Pursuant to the Class D Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Class D Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of distribution fees that may be paid by mutual funds out of their assets as a percentage of total new gross sales. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services), are not subject to these limits on distribution fees. While the fees paid pursuant to the Class D Plan will typically be treated as distribution fees for purposes of FINRA rules, some portion of the fees may qualify as “service fees” (or fees for ministerial, recordkeeping or administrative activities) and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. However, FINRA rules limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to Class D Plan

For the fiscal year ended March 31, 2013, March 31, 2012, and March 31, 2011, the Trust paid $94,358,394, $80,815,850, and $74,025,147, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	$2,311,060	$1,947,273	$1,284,582
PIMCO All Asset All Authority Fund	3,778,010	2,221,513	1,250,903
PIMCO California Intermediate Municipal Bond Fund	12,938	13,789	13,830
PIMCO California Municipal Bond Fund	378(1)	N/A	N/A
PIMCO California Short Duration Municipal Income Fund	15,535	15,611	19,131
PIMCO CommoditiesPLUS® Short Strategy Fund	4,183	7,043	163
PIMCO CommoditiesPLUS® Strategy Fund	91,042	101,392	12,686
PIMCO CommodityRealReturn Strategy Fund®	2,619,703	2,955,782	2,408,808
PIMCO Convertible Fund	11,547	2,454	0
PIMCO Credit Absolute Return Fund	27,787	7,279	N/A
PIMCO Diversified Income Fund	356,375	174,745	135,493
PIMCO Emerging Local Bond Fund	2,047,212	2,157,854	1,770,044

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO Emerging Markets Bond Fund	1,146,320	943,614	809,101
PIMCO Emerging Markets Corporate Bond Fund	1,333	10	0
PIMCO Emerging Markets Currency Fund	365,065	846,753	766,249
PIMCO Emerging Markets Full Spectrum Bond Fund	131(2)	N/A	N/A
PIMCO Floating Income Fund	139,674	181,314	123,825
PIMCO Foreign Bond Fund (Unhedged)	1,615,336	1,492,147	901,774
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	887,790	730,298	764,117
PIMCO Fundamental Advantage Absolute Return Strategy Fund	86,066	170,196	223,652
PIMCO Fundamental IndexPLUS® AR Fund	489,365	200,997	179,482
PIMCO Global Advantage® Strategy Bond Fund	219,125	233,471	205,985
PIMCO Global Bond Fund (Unhedged)	154,302	118,816	32,874
PIMCO Global Multi-Asset Fund	536,986	589,086	415,435
PIMCO GNMA Fund	696,829	576,135	433,578
PIMCO High Yield Fund	1,902,780	1,819,902	1,896,013
PIMCO High Yield Municipal Bond Fund	90,923	60,524	61,174
PIMCO High Yield Spectrum Fund	103,584	22,021	7,860
PIMCO Income Fund	6,204,977	1,967,067	579,769
PIMCO Inflation Response Multi-Asset Fund	16,095	832	N/A
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	41,107	18,828	5,990
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	146,334	43,187	121,448
PIMCO Investment Grade Corporate Bond Fund	2,034,120	1,080,713	886,312
PIMCO Low Duration Fund	4,799,001	4,580,983	4,238,037
PIMCO Mortgage Opportunities Fund	13,719(3)	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	235,002	243,583	291,784
PIMCO Municipal Bond Fund	51,236	34,585	40,798
PIMCO National Intermediate Municipal Bond Fund	605(4)	N/A	N/A
PIMCO New York Municipal Bond Fund	55,171	57,838	73,402
PIMCO Real Income 2019 Fund®	10,278	7,212	1,040
PIMCO Real Income 2029 Fund®	15,255	7,099	846
PIMCO Real Return Fund	6,346,627	5,201,436	4,298,541
PIMCO RealEstateRealReturn Strategy Fund	924,524	193,112	88,994
PIMCO RealRetirement® 2015 Fund	2,461	326	N/A
PIMCO RealRetirement® 2020 Fund	8,293	6,312	3,330
PIMCO RealRetirement® 2025 Fund	3,321	164	N/A
PIMCO RealRetirement® 2030 Fund	6,935	4,386	2,350
PIMCO RealRetirement® 2035 Fund	1,161	80	N/A
PIMCO RealRetirement® 2040 Fund	4,960	2,456	1,130
PIMCO RealRetirement® 2045 Fund	211	2	N/A
PIMCO RealRetirement® 2050 Fund	8,062	6,773	4,093
PIMCO RealRetirement® Income and Distribution Fund	5,911	2,734	836
PIMCO Senior Floating Rate Fund	9,309	2,595	N/A
PIMCO Short Asset Investment Fund	2,522(5)	N/A	N/A
PIMCO Short Duration Municipal Income Fund	11,631	11,723	22,313
PIMCO Short-Term Fund	1,062,672	1,197,879	1,302,633
PIMCO Small Cap StocksPLUS® AR Strategy Fund	302,190	215,144	65,509
PIMCO StocksPLUS® Fund	78,298	20,115	16,188
PIMCO StocksPLUS® Absolute Return Fund	717,720	207,935	144,312
PIMCO StocksPLUS® AR Short Strategy Fund	194,964	231,197	314,042
PIMCO Tax Managed Real Return Fund	10,930	7,694	3,332
PIMCO Total Return Fund	48,055,696	44,567,517	45,130,641
PIMCO Unconstrained Bond Fund	3,214,513	3,254,039	2,627,778
PIMCO Unconstrained Tax Managed Bond Fund	51,204(6)	50,290	35,840

(1) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1 and the Fund’s net payment pursuant to the Class D plan was $377.

(2) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $1 and the Fund’s net payment pursuant to the Class D plan was $130.

(3) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $4 and the Fund’s net payment pursuant to the Class D plan was $13,715.

(4) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $5 and the Fund’s net payment pursuant to the Class D plan was $600.

(5) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $289 and the Fund’s net payment pursuant to the Class D plan was $2,233.

(6) For the fiscal year ended March 31, 2013, the Distributor waived or reimbursed $5,430 and the Fund’s net payment pursuant to the Class D plan was $45,774.

Additional Payments to Financial Firms

The Distributor, PIMCO and their affiliates may from time to time make payments and provide other incentives to financial firms as compensation for services such as providing the Funds with “shelf space” or a higher profile for the financial firms’ financial advisors and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial advisors (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and also may take the form of sponsorship of conferences, seminars or informational meetings as well as occasional tickets to events or other entertainment, meals, as well as small gifts to such firms’ representatives to the extent permitted by applicable law, rules and regulations.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds and/or other funds sponsored by the Distributor, PIMCO and their affiliates together or a particular class of shares, during a specified period of time. The Distributor, PIMCO and their affiliates also may make payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, PIMCO and their affiliates.

The additional payments described above are made from the Distributor’s or PIMCO’s (or their affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with broker-dealers or other financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by the Distributor) that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of: (a) 0.10% of such year’s sales of Class A, B, C and D shares of the Funds and PIMCO Equity Series by such financial firm; and (b) 0.03% of the assets attributable to that financial firm invested in Class A, B, C and D shares of the Funds and PIMCO Equity Series. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formula, the Distributor, PIMCO or their affiliates may make payments of an agreed upon amount which generally will not exceed the amount that would have been payable pursuant to the formula. In some cases, in addition to the payments described above, the Distributor will make payments in connection with or reimburse financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings.

As of July 31, 2013, the Distributor and PIMCO anticipate that the firms that will receive the additional payments for marketing support, shelf space or other services, including event sponsorships as described above include:

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

Broker Dealer Financial Services Corp.

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

CCO Investment Services

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Advisor Networks LLC

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc.

MML Distributors, LLC

Morgan Stanley Smith Barney LLC Multi-Financial Securities Corp.

Mutual Service Corporation

National Financial Services LLC

National Planning Corporation

Northwestern Mutual Investment Services, LLC

Oppenheimer & Co., Inc.

Pershing LLC

PrimeVest Financial Services

Questar Capital

Comerica Securities

Commonwealth Financial Network

Cuna Brokerage Services

D.A. Davidson & Co.

Fidelity Brokerage Services LLC

First Allied Securities, Inc.

FSC Securities

HSBC Brokerage (USA) Inc.

ING Financial Partners

Janney Montgomery Scott LLC

J.P. Morgan Securities LLC

Lincoln Financial Securities Corp

LPL Financial

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Raymond James & Associates

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Robert W. Baird & Co.

Royal Alliance Associates

SagePoint Financial, Inc.

Securities America, Inc.

Stifel, Nicolaus & Company, Inc.

SunTrust Investment Services

UBS Financial Services

United Planners Financial Services of America

US Bancorp Investments, Inc.

Wells Fargo Advisers LLP

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor and employees of PIMCO or their affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, neither the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

The Distributor also may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for the Distributor’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants’ affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by the Distributor.

In addition to the payments, reimbursements and incentives described immediately above, further amounts may be paid to financial firms for providing services with respect to shareholders holding Fund shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Funds and their accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and redemptions; processing and mailing transaction confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other Securities and Exchange Commission-required communications to shareholders; providing periodic statements to certain benefit plans and participants in such plans of the Funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assure compliance with applicable blue sky requirements; and performing similar administrative services as requested by the Distributor, PIMCO or their affiliates to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm.

For these services, PIMCO, the Distributor or their affiliates, may pay: (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-networked accounts and from $14 to $19 for services to omnibus accounts; or (ii) an annual fee of up to 0.25% per annum of the value of the assets in the relevant accounts, or up to 0.10% in the case of Class P shares. In addition, PIMCO, the Distributor or their affiliates may pay financial firms a flat fee to cover certain set-up costs by Fund or share class. These payments, taken together in the aggregate, may be material to financial firms relative to other compensation paid by a Fund and/or PIMCO, the Distributor and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees; and (ii) marketing support, revenue sharing or “shelf space” fees disclosed above and paid to such financial firms. The additional servicing payments and set-up fees described above may differ depending on the Fund and share class and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts.

If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another. You should review carefully any disclosure by the financial firm or plan recordkeepers as to its compensation.

In certain circumstances, the Distributor or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of the Distributor’s or its affiliates’ own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the applicable Funds. These payments and reimbursements may be made from profits received by the Distributor or its affiliates from other fees paid by the Funds. Such activities by the Distributor or its affiliates may provide incentives to financial firms to purchase or market shares of the Funds. Additionally, these activities may give the Distributor or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares. The payments described in this paragraph may be significant to payors and payees.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of all Fund shares are discussed under the “Purchases, Redemptions and Exchanges” section of the Prospectuses, and that information is incorporated herein by reference.

Certain managed account clients of PIMCO may purchase Fund shares. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the management fees and expenses paid indirectly through a client’s investment in the Fund.

Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

Generally, the minimum initial investment for shares of Class A, Class C and Class D is $1,000 per Fund. For information on specific account types for Class A and Class C shares see below. The minimum initial investment for shares of the Institutional Class, Class M, Class P and Administrative Class is $1 million per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers. A Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for certain employees and their extended family members of PIMCO and its affiliates. (See “Sales at Net Asset Value” below for the definition of extended family members.) To obtain more information about exceptions to the minimum initial investment for all share classes please call 888.87.PIMCO.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described in the Prospectuses under the caption “Exchanging Shares,” a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust or any series of PIMCO Equity Series that is available for investment, each on the basis of their respective net asset values. A shareholder may also exchange Class M shares of any Fund for Institutional Class shares of any other Fund of the Trust or any series of PIMCO Equity Series that is available for investment. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the applicable Prospectus.

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge (load) or contingent deferred sales charge (“CDSC”)), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs, and no redemption fee will apply to intra-fund exchanges. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a Class A sales charge will not apply but a shareholder will be responsible for paying any applicable CDSCs attributable to those Class B shares. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. If Class P shares are exchanged for Class A shares, a Class A sales charge will not apply. If Class A shares were purchased at NAV and no commission was paid and then exchanged for Institutional Class shares, a CDSC will not apply. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

For each Fund (except for PIMCO Government Money Market and PIMCO Treasury Money Market Funds), orders for exchanges accepted prior to the close of regular trading on the NYSE on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

For the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, orders for exchanges accepted prior to 5:30 p.m., Eastern time, (or an earlier cut-off time if the Fund closes early (the “cut-off time”)) on any day that the PIMCO Government Money Market and PIMCO Treasury Money Market Funds are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time. Orders for exchanges received after the cut-off time on any day that the PIMCO Government Money Market and PIMCO Treasury Money Market Funds are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time, the next day the PIMCO Government Money Market and PIMCO Treasury Money Market Funds are open for business. Requests to exchange shares of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds for shares of other Funds of the Trust or any series of PIMCO Equity Series received after 4:00 p.m., Eastern time, will be effected at the next day’s net asset value for those funds.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record and certain beneficial owners of shares of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds’ portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and Statement of Additional Information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

The Trust’s Declaration of Trust authorizes the Trust to redeem shares under certain circumstances as may be specified by the Board of Trustees, including small accounts.

How to Buy Shares—Class A, Class B, Class C and Class R Shares.

Purchases through Financial Firms. Class A, Class C and Class R shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other firms. Class B Shares of the Funds are no longer available for purchase as described in each Fund’s prospectus.

Direct Purchases. Class A or Class C shares may be purchased directly by mail by obtaining an application form online at pimco.com/investments or by calling 888.87.PIMCO. Send completed applications along with a check payable to PIMCO Family of Funds to:

Regular Mail: PIMCO Funds P.O. Box 55060 Boston, MA 02205-5060	Overnight Delivery: PIMCO Funds c/o Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021-2809

All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Fund Distributions” in the applicable Fund’s Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling 888.87.PIMCO or by calling your financial firm representative.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Trust reserves the right to require payment by wire. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, third party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank. Investors may also elect to purchase shares over the phone provided that you have linked a bank account to your direct account. For more information please call 888.87.PIMCO.

Subsequent Purchases of Shares—Class A and Class C Shares. The minimum subsequent purchase in any Fund is $50. Subsequent purchases of Class A or Class C shares can be made as indicated above by mailing a check with a letter of instruction describing the investment (i.e., account number, name of fund, share class, number of shares, or investment amounts in dollars) or utilizing the “Invest by Mail” portion of a confirmation statement. Additionally, subsequent purchases can be made through the Automatic Investment Plan, the Automatic Exchange Plan, and the Automated Clearing House (ACH) privilege referred to below. All checks should be made payable to PIMCO Family of Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to one of the addresses under “Direct Purchases” above.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans (collectively “specified benefit plans”) and other accounts whereby the plan or the plan’s financial firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial firm level). Class R shares are not available to retail accounts, non-Class R Eligible Plans, traditional and Roth IRAs (except through certain omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, or Coverdell Education Savings Accounts. Plan participants may not directly purchase Class R shares through the Distributor. There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For more information please call 888.87.PIMCO.

Purchases through Financial Firms. Institutional Class, Class M, Class P, Class D and Administrative Class shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other financial firms.

Direct Purchases. Institutional Class, Class M and Administrative Class Shares may be purchased directly by obtaining an application online at pimco.com/investments or by calling 888.87.PIMCO and making payment by wire of federal funds, except as described below. Completed applications may be sent using the following methods:

Facsimile:

816.421.2861

Regular Mail and Overnight Delivery:

PIMCO Funds

c/o BFDS Midwest

330 W. 9th Street

Kansas City, MO 64105

Email:

pimcoteam@bfdsmidwest.com

Purchase amounts should be sent via wire as follows:

PIMCO Funds c/o State Street Bank & Trust Co.

One Lincoln Street, Boston, MA 02111

ABA: 011000028

DDA: 9905-7432

ACCT: Investor PIMCO Account Number

FFC: Name of Investor and Name of Fund(s)

Before wiring federal funds, the investor must provide purchase instructions to the Transfer Agent. In order to receive the current day’s price, purchase instructions must be received in good order prior to market close. Purchase instructions must include the name of authorized person on the account, account name, account number, name of Fund and share class, and amount being wired. Wires received without purchase instructions will result in a processing delay or a return of wire. Failure to send the accompanying wire on the same day may result in the cancellation of the purchase order.

Investors may also purchase Institutional Class, Class M and Administrative Class shares with proceeds derived from an advisory account managed by PIMCO or one of its affiliates. For more information please call 888.87.PIMCO.

Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the applicable Prospectuses for details.

Additional Information about Purchases. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge (if applicable), which may be imposed either: (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”); or (ii) by the deduction of an ongoing asset-based sales charge in the case of Class C and Class R shares (the “asset-based sales charge alternative”). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See “Alternative Purchase Arrangements.” Purchase payments for Class C and R shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders (except purchase orders for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, which are discussed below) received by the Trust or its designee prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on a regular business day are processed at that day’s offering price. However, orders received by the Trust or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which a Fund is open for business. If a purchase order is received on a day when a Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV, in accordance with applicable law. Each Fund reserves the right to close if the primary trading markets of a Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, each Fund may close trading early.

Purchase orders for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds received by the Trust or its designee prior to 5:30 p.m., Eastern time (or an earlier time if a Fund closes early) on a day such Fund is open for business, will be processed at that day’s net asset value. However, orders received by the Trust or its designee after 5:30 p.m., Eastern time, will be processed at that day’s net asset value if the orders were received by a financial firm from its customer prior to 5:30 p.m., Eastern time and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law.

Broker-dealers and other financial firms are obligated to transmit purchase orders promptly. The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares. The sale of shares may be suspended on any day on which the NYSE is closed and, if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.

Specified Benefit Plans and Other Retirement Accounts. The Funds make available services and documents for Individual Retirement Accounts (“IRAs”), including Roth IRAs, for which State Street Bank and Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code. The Funds make available services and prototype documents for Simplified Employee Pension Plans (“SEP”). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with State Street Bank and Trust Company as custodian.

For purposes of this section, a “Plan Investor” means any specified benefit plan (as defined above in the section entitled “Distribution and Multi-Class Plan”) investing in Class A, Class C or Class R shares. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, or Coverdell Education Savings Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table below. For Plan Investors invested in a Fund through omnibus account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial firm maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table below.

Automatic Investment Plan. The Automatic Investment Plan provides for periodic investments into a direct account with the Funds by means of automatic transfers of a designated amount from the shareholder’s bank account. In order to establish an Automatic Investment Plan on a direct account, the investment minimum must first be satisfied. Investments may be made monthly, quarterly or annually, and may be in any amount subject to a minimum of $50 per Fund for each Fund in which shares are purchased through the plan. Further information regarding the Automatic Investment Plan is available from the Funds and similar plans may be available from financial firms. You may enroll by completing the appropriate section on the account application, or you may obtain the appropriate Account Options Form by calling 888.87.PIMCO or your financial advisor or by visiting pimco.com/investments. The use of the appropriate form may be limited for certain Funds and/or share classes at the discretion of the Funds.

Automatic Exchange Plan. Further information regarding the Automatic Exchange Plan is available by calling PIMCO Funds at 888.87.PIMCO or your financial advisor. You may enroll your direct account by completing the Account Options Form, which may be obtained by telephone request or by visiting pimco.com/investments. The use of the appropriate form may be limited for certain Funds and/or other share classes at the option of the Funds, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

Automated Clearing House (ACH) Privileges. The ACH network allows electronic transfer from a checking or savings account into a direct account with the Funds. The ACH privilege may be used for initial purchases, subsequent purchases, and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the investor’s account at a U.S. bank or other financial institution that is an ACH member. To initiate such purchases, please call 888.87.PIMCO. All calls will be recorded. For Class A and Class C shares the minimum initial investment by ACH is $1,000 per Fund and the subsequent investment by ACH is $50 per Fund.

ACH privileges must be requested on the account application, or may be established on an existing account by completing an Account Options form, which is available by calling 888.87.PIMCO or by visiting pimco.com/investments. Validated signatures from all shareholders of record for the account are required. See “Signature Validation” below. To add this privilege to an account holding Institutional shares please call 888.87.PIMCO. Such privileges apply to each shareholder of record for the Fund account unless and until the Funds receive written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Account Options form. If telephone privileges are elected, the Fund and its agents may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Funds reserve the right to amend, suspend or discontinue the ACH privileges at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Validation. When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program (“SVP”) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature Validation Program recognized by the Securities Transfer Association. Shareholders should contact the Transfer Agent for additional details regarding the Funds’ signature guarantee requirements.

Account Registration and Privilege Changes. Changes in registration or account privileges may be made in writing via letter of instruction or via the Account Options form which can be obtained online at pimco.com/investments or by calling 888.87.PIMCO. Signature validation may be required. See “Signature Validation” above. All correspondence must include the account number and may be submitted using the following methods:

For Class A, Class B, Class C, Class D, Class R shares:

Regular Mail: PIMCO Funds P.O. Box 55060 Boston, MA 02205-5060	Overnight Delivery: PIMCO Funds c/o Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021-2809

For Institutional Class, Class M, and Administrative Class Shares:

Facsimile:

816.421.2861

Regular Mail and Overnight Delivery:

PIMCO Funds

c/o BFDS Midwest

330 W. 9th Street

Kansas City, MO 64105

Email:

pimcoteam@bfdsmidwest.com

Small Accounts.

Class A, Class B, Class C, Class R and Class D. Due to the relatively high cost to the Funds of maintaining small accounts, holders of Class A and Class C shares are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any account is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s account will not be liquidated if the reduction in size is due solely to market decline in the value of the shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in series of the Trust and PIMCO Equity Series exceeds $50,000.

Institutional Class, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 60 days to bring the value of its account up to at least $100,000.

Transfer on Death Registration. The Funds may accept “transfer on death” (“TOD”) account registration requests from investors. The laws of a state selected by the Funds in accordance with the Uniform TOD Security Registration Act will govern the registration. The Funds may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Funds may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments for Class A, Class C and Class R Shares. The following table provides a summary of the minimum initial investment and minimum subsequent investment for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund
IRA	$1,000 per Fund	$50 per Fund
Roth IRA	$1,000 per Fund	$50 per Fund
UTMA	$1,000 per Fund	$50 per Fund
UGMA	$1,000 per Fund	$50 per Fund
Automatic Investment Plan	$250 per Fund	$50 per Fund
Automatic Exchange Plan	$1,000 per Fund	$50 per Fund
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$0
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0
SIMPLE IRA*	$50 per Fund/per participant	$0
SAR-SEP IRA*	$50 per Fund/per participant	$0
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$0
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0
Plan Investors held through omnibus accounts–
Plan Level	$0	$0
Participant Level	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0
(*)	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements.

Class A, Class C and Class R shares bear sales charges in different forms (i.e., initial, deferred and/or asset-based) and amounts and bear different levels of expenses, as described below. The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose between purchasing Class A shares and Class C shares based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Class R shares are only available to specified benefit plan investors. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus contingent deferred sales charges (CDSCs) on Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the difference in the CDSCs applicable to Class A and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of broker-dealers or other financial firms that sell or provide services with respect to Class A and Class C shares. Depending on the arrangements in place at any particular time, a financial firm may have a financial incentive for recommending a particular share class over other share classes.

Institutional Class, Class P, Administrative Class and Class D shares are sold without sales charges and may have different distribution and service fees than Class A, Class C and Class R shares. See “Distributor and Multi-Class Plan” above for information on share class eligibility and “Purchases, Exchanges and Redemptions” above for investment minimums. As a result of lower sales charges, distribution and/or service fees, and/or operating expenses, Institutional Class, Class P, Administrative Class and Class D shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain information about the various share classes or investment minimums please call 888.87.PIMCO.

Class A Shares. The initial sales charge alternative (Class A shares) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the asset-based sales charge alternative (Class C shares). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A shares initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to an initial sales charge or a CDSC.

Class C Shares. The asset-based sales charge alternative (Class C shares) might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less, who wish to have all purchase payments invested initially, or who are unsure of the intended length of their investment. Class C shares are not subject to a CDSC after they have been held for one year. Class C shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to a CDSC unless acquired by exchanging Class C shares of another Fund.

In determining whether to purchase Class A or Class C shares, a retail investor should always consider the availability of a waiver or reduction of initial sales charges or a waiver of a CDSC. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class C shares of a Fund in a single purchase is $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds). If an investor intends to purchase Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) for Class C shares; or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $499,999.99 ($249,999.99 for the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

Class R Shares. Only Class R Eligible Plans may purchase Class R shares. Class R shares are not subject to an initial sales charge or a CDSC but are subject to ongoing service fees of 0.25% of the average daily net asset value of the Class R shares per year and ongoing distribution fees of 0.25% of the average daily net asset value of the Class R shares per year. Servicing fees are used to compensate financial firms for personal services and the maintenance of shareholder accounts. Distribution fees are used to support the firm’s marketing and distribution efforts, such as compensating financial advisors and their financial firms, advertising and promotion. If Class R shares are held over time, these fees may exceed the maximum sales charge than investor would have paid as a shareholder of one of the other share classes.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the prospectuses.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent, or the owners, trustees or beneficiaries of a legal entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, Allianz, Allianz Global Fund Management or PIMCO if the account was established while employed;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution;

(xiv) redemptions where the shareholder can demonstrate hardship, which shall be determined in the sole discretion of the Funds;

(xv) redemptions where the shareholder can demonstrate the shareholder inadvertently requested redemption within the CDSC period and substantially all of the CDSC period has lapsed; and

(xvi) an intra-fund exchange of Class A shares for Institutional Class shares where the Class A shares were purchased at NAV and no commission was paid.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover the death or disability of an individual holding in a fiduciary capacity, as a nominee or agent, nor the death or disability of a legal entity or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”);

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund’s prospectus;

(vii) redemptions where the shareholder can demonstrate hardship, which shall be determined in the sole discretion of the Funds; and

(viii) redemptions where the shareholder can demonstrate the shareholder inadvertently requested redemption within the CDSC period and substantially all of the CDSC period has lapsed.

The Funds may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions. Investors will not be subject to CDSCs in the following transactions:

(i) a redemption by a holder of Class A shares who purchased $250,000 or more of Class A Shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds (and therefore did not pay an initial sales charge) where pursuant to an agreement between the broker-dealer and the Distributor, the Distributor did not pay at the time of purchase the upfront commission it normally would have paid the broker-dealer but began paying distribution and/or shareholder services fees immediately; and

(ii) a redemption by a holder of Class A or Class C shares where, by agreement between the broker-dealer and Distributor, the Distributor did not pay at the time of purchase all or a portion of the payments (or otherwise agreed to a variation from the normal payment schedule) it normally would have paid to the broker-dealer (e.g., upfront commissions and/or advancements of distribution and/or shareholder services fees) in connection with such purchase.

Initial Sales Charge Alternative - Class A Shares. Initial Sales Charge Alternative – Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to an initial sales charge or CDSC.

PIMCO All Asset All Authority, PIMCO Convertible, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045, PIMCO RealRetirement® 2050 and PIMCO TRENDS Managed Futures Strategy Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 +	0.00%	0.00% [1]	0.00%[2]

PIMCO All Asset, PIMCO Credit Absolute Return, PIMCO Diversified Income, PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Currency, PIMCO Emerging Markets Full Spectrum Bond, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO GNMA, PIMCO High Yield, PIMCO Income, PIMCO International Fundamental IndexPLUS® AR Strategy, PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO Intl Low Volatility RAFI®-PLUS AR, PIMCO Investment Grade Corporate Bond, PIMCO Long-Term U.S. Government, PIMCO Low Volatility RAFI®-PLUS AR, PIMCO Mortgage-Backed Securities, PIMCO Mortgage Opportunities, PIMCO Real Income 2019®, PIMCO Real Income 2029®, PIMCO Real Return, PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO Small Company Fundamental IndexPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO StocksPLUS®AR Short Strategy, PIMCO Tax Managed Real Return, PIMCO Total Return, PIMCO Unconstrained Bond, PIMCO Unconstrained Tax Managed Bond and PIMCO Worldwide Fundamental Advantage AR Strategy Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $100,000	3.75%	3.90%	3.25%
$100,000 but under $250,000	3.25%	3.36%	2.75%
$250,000 but under $500,000	2.25%	2.30%	2.00%
$500,000 but under $1,000,000	1.75%	1.78%	1.50%
$1,000,000 +	0.00%[1]	0.00%[1]	0.00%[3]

PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price**	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.25%	1.27%	1.00%
$250,000 +	0.00%[1]	0.00%[1]	0.00%[4]

(1)

As shown, investors who purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and certain purchases of Class A shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) or more of Class A shares (other than those purchasers described below under “Sales at Net Asset Value” where no commission is paid) will be subject to a CDSC of up to 1% (0.75% in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.

(2)

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following tiered schedule: 1.00% of the first $4,999,999.99, 0.50% of amounts from $5,000,000 to $9,999,999.99, and 0.25% of amounts of $10,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.

(3)

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds (for which no payments are made), in each case according to the following tiered schedule: 0.75% of the first $1,999,999.99, 0.50% of amounts from $2,000,000 to $9,999,999.99, and 0.25% of amounts of $10,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.

(4)

The Distributor will pay a commission to dealers that sell amounts of $250,000 or more of Class A shares according to the following tiered schedule: 0.75% of the first $1,999,999.99, 0.50% of amounts from $2,000,000 to $9,999,999.99, and 0.25% of amounts of $10,000,000 or over. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.

(*)	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(**)

The initial sales charge shown is a percentage of the fund’s public offering price (“POP”), or the price you pay for each share you buy. This price is rounded to the nearest penny. The actual sales charge rate will be shown on your trade confirmation or statement, which—because of rounding—could be more or less than what is shown in the table. Rounding differences could be greater for small purchases or when a fund’s NAV is higher.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the tables above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund (other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) that offers Class A shares.

The term “Qualifying Investor” refers to:

1.

an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or

2.	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.	an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is(are) the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is(are) the trustee(s).

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 (or $100, 000 in the case of those funds with an initial breakpoint at $100,000) within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds, for which the maximum intended investment amount is $250,000). Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, purchases of Class C shares of Eligible Funds will be included, but market appreciation in the value of the shareholder’s Class A and Class C shares of Eligible Funds will not be included.

Qualifying Investors may purchase shares of the Eligible Funds (which does not include the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) under a single Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application or contact their financial firm. A current Class A shareholder desiring to do so may obtain a form to initiate a Letter of Intent by contacting the Funds at 888.87.PIMCO or their financial firm.

Class A shares purchased or held through a Plan Investor or any other employer-sponsored benefit program as well as Class A shares purchased at NAV through “wrap accounts” are not counted for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares are Priced” in the applicable Fund’s prospectus. If the redemption of Class A shares triggers the imposition of a contingent deferred sales charge (CDSC), such CDSC will be credited to the investor’s account upon reinvestment. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Funds or to the investor’s financial firm.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to:

(i) current, retired, or former officers, trustees, directors or employees of any of the Trust (including accounts established for former employees or eligible relatives of former employees established while employed), PIMCO Equity Series, Allianz Funds, or Allianz Funds Multi-Strategy Trust, Allianz, Allianz Global Fund Management, PIMCO or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of PIMCO or the Distributor; their spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws (“extended family”), or family trust account for their benefit, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of broker-dealers or such persons’ spouse or domestic partner, as recognized by applicable state law, children under 21, and family trust accounts;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations, or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor or PIMCO with respect to such purchases (including provisions related to minimum levels of investment in a Trust) and to participants in such plans;

(iv) investors rolling over assets from specified benefit plans to IRAs if such assets were invested in the Funds or series of PIMCO Equity Series at the time of distribution;

(v) participants investing through accounts known as “wrap accounts” established with brokers-dealers approved by the Distributor where such brokers-dealers are paid a single, inclusive fee for brokerage and investment management services;

(vi) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, or PIMCO has an agreement for the use of a Fund in particular investment products or programs or in particular situations; and

(vii) accounts for which the company that serves as trustee or custodian either (a) is affiliated with PIMCO or (b) has a specific agreement to that effect with the Distributor.

The Distributor will only pay service fees and will not pay any initial commission or other fees to broker-dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above.

Notification of Distributor. In many cases, none of the Trust, PIMCO Equity Series, the Distributor or the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or broker-dealer must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Money Market, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term, PIMCO Short Duration Municipal Income and PIMCO Treasury Money Market Funds), investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds described above under “Initial Sales Charge Alternative—Class A Shares” will be subject to a CDSC of 0.75% if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.”

The Class A CDSC does not apply to Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds. However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($250,000 or more in the case of the PIMCO California Intermediate Municipal Bond, PIMCO California Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO Low Duration, PIMCO Municipal Bond, PIMCO National Intermediate Municipal Bond, PIMCO New York Municipal Bond, PIMCO Senior Floating Rate, PIMCO Short Asset Investment, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.10% for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) of the net asset value of such shares.

Calculation of CDSC on Shares Purchased After December 31, 2001. A contingent deferred sales charge (CDSC) may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed. See the Fund’s prospectus for information about any applicable CDSCs.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. See each Fund’s prospectus for information about the conversion of Class B shares to Class A shares. The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the PIMCO Funds at 888.87.PIMCO. For investors invested in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Any CDSC imposed on redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to broker-dealers, at the time the shareholder purchases Class C shares of a Fund. The Distributor does not expect to make any payment for sales of Class C shares or services rendered for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Financial firms that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each broker-dealer that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to broker-dealers, as follows:

Fund*	Annual Service Fee**	Annual Distribution Fee**	Total
PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Convertible, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2035 and PIMCO Senior Floating Rate Funds	0.25%	0.75%	1.00%
PIMCO Municipal Bond, PIMCO Real Income 2019®, PIMCO Real Income 2029®, PIMCO Real Return, PIMCO StocksPLUS® and PIMCO Tax Managed Real Return Funds	0.25%	0.45%	0.70%
PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income, PIMCO Short Asset Investment, and PIMCO Short-Term Funds	0.25%	0.25%	0.50%
PIMCO Government Money Market and PIMCO Money Market Funds	0.10%	0.00%	0.10%
All other Funds	0.25%	0.65%	0.90%

(*)

Applies only to those Funds that commenced operations before July 31, 2011. For Funds that commenced operations on or after July 31, 2011, the Distributor may make annual payments to broker-dealers with respect to such Funds’ Class C shares up to a maximum of 1.00%, subject to: (i) a separate agreement with the broker for payment of a different amount; or (ii) such different amount as disclosed in this Statement of Additional Information from time to time.

(**)

Paid with respect to shares outstanding for one year or more (or shorter period if the Distributor has an agreement with the broker to that effect) so long as the shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

Asset-Based Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to broker-dealers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information for All Share Classes. Broker-dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privileges.

Class A, Class B, Class C and Class R Shares. Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” below),except that a sales charge will apply on exchanges of Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds on which no sales charge was paid at the time of purchase. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund (an “intra-fund exchange”), as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trust’s Automatic Exchange Plan. An exchange (other than an intra-fund exchange) will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Funds may exchange shares by a written exchange request sent to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to PIMCO Funds at 888.87.PIMCO. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. To request an exchange, call 888.87.PIMCO if there will be no change in the registered name or address of the shareholder. Telephone exchanges, for all Funds except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on any day the Exchange is open (generally weekdays other than normal holidays). For the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, orders for exchanges accepted prior to 5:00 p.m., Eastern time, (or an earlier cut-off time if the Funds close early) on a day that the NYSE is open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class A shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Automatic Exchange Plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Automatic Exchange Plan” above.

Institutional Class, Class M, Class P, Class D and Administrative Class Shares. Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Institutional Class, Class M, Class P and Administrative Class Shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” below). An investor may also exchange Class M shares of a Fund for Institutional Class shares of any other fund of the Trust that offers Institutional Class shares based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Equity Series. Class M shares of a Fund may also be exchanged for Institutional Class shares of a series of PIMCO Equity Series. An investor may exchange Institutional Class, Class M, Class P and Administrative Class shares of a Fund by following the redemption procedure described below under “Written Requests – Redemptions of Institutional Class, Class M and Administrative Class” or, if the investor has elected the telephone redemption option, by calling the Trust at 888.87.PIMCO.

An investor may exchange or obtain additional information about exchange privileges for Class D shares by contacting the investor’s financial service firm. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

All Share Classes. The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the SEC, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your broker-dealer or other financial firm or call 888.87.PIMCO.

How to Sell (Redeem) Shares.

Redemptions of Class A, Class B, Class C and Class R Shares. Depending on how an investor holds shares and the elections made, Class A, Class B, Class C or Class R shares may be redeemed through an investor’s broker-dealer or other financial firm, or by telephone, by submitting a written redemption request to the Funds’ Transfer Agent, through an Automatic Withdrawal Plan, or by electronic transfer from an investor’s checking or savings account through the Automated Clearing House (ACH) network, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to redemptions of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC or Redemption Fee. There is no charge by the Distributor (other than an applicable CDSC or Redemption Fee) with respect to redemptions; however, a broker-dealer or other financial firm that processes a redemption for an investor may charge customary fees for its services (which may vary).

All redemption requests (except redemption requests for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, which are discussed below) received by the Trust or its designee prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on a regular business day are processed at that day’s net asset value, less any applicable CDSC or Redemption Fee. However, redemption requests received by the Trust or its designee after the net asset value is determined that day from financial firms or certain retirement plans will receive such net asset value (less any applicable CDSC or Redemption Fee) if the redemption requests were received by the financial firm or retirement plan from its customer or participant prior to such net asset value determination and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law. Redemption requests will be accepted only on days on which a Fund is open for business. If a redemption request is received on a day when a Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). Broker-dealers and other financial firms are obligated to transmit redemption requests promptly.

Redemption requests for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds received by the Trust or its designee prior to 5:30 p.m., Eastern time (or an earlier time if a Fund closes early) on a day such Fund is open for business, will be processed at that day’s net asset value. However, redemption requests received by the Trust or its designee after 5:30 p.m., Eastern time, will be processed at that day’s net asset value if the redemption requests were received by a financial firm from its customer prior to 5:30 p.m., Eastern time and were transmitted to and received by the Trust or its designee prior to such time as agreed upon by the Distributor or Administrator in accordance with an agreement or as allowed by applicable law.

Redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

A shareholder’s original account application (if investing directly with the Trust) permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Funds’ Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature validation.

Redemption proceeds of Class A, Class B, Class C and Class R shares will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Automated Clearing House (ACH) redemptions, sent to the designated bank account within one business day, but may take up to seven days. ACH redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take at least 10 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Redemption proceeds of Institutional Class, Administrative Class, Class M and Class P shares will ordinarily be wired to the investor’s bank within one business day after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the account application.

Written Requests – Class A, Class B, Class C and Class R Shares. To redeem Class A, Class B, Class C and Class R shares held in a Fund account in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a validation of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation”;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents that may be required by the Trust or the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call PIMCO Funds at 888.87.PIMCO before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent.

The foregoing written request procedure does not apply to shares held in “street name” accounts. Shareholders whose shares are held in “street name” accounts must redeem through their broker-dealer or other financial intermediary. Plan Investor participants must redeem through their plan administrator.

If the proceeds of the redemption: (i) are to be paid to a person other than the record owner; (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records; or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be validated as described above, except that the Transfer Agent may waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Written Requests – Institutional Class, Class M and Administrative Class Shares. To redeem Institutional Class, Class M and Administrative Class shares held in a fund account in writing, a shareholder or its Authorized Person must send the request stating the Fund from which the shares are to be redeemed, the class of shares, the number or shares or dollar amount to be redeemed and the account number. The request must be signed by the appropriate persons designated on Account Application (“Authorized Person”) to the following:

Facsimile:

816.421.2861

Regular Mail:

PIMCO Funds

c/o BFDS Midwest

330 W. 9th Street

Kansas City, MO 64105

Email:

Pimcoteam@bfdsmidwest.com

All redemptions, whether initiated by phone, mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Telephone Redemptions. The Funds accept telephone requests for redemption of uncertificated shares held in Fund accounts, except (i) for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions, and (ii) redemption requests for an amount of $10 million or more. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature validation. See “Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the Funds and their agents shall not be liable for any loss incurred by the investor by reason of the Funds accepting unauthorized telephone redemption requests for his/her account if the Funds reasonably believe the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Funds may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Funds will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call PIMCO Funds at 888.87.PIMCO and state: (i) the name of the shareholder as it appears on their account statement; (ii) his/her account number with the applicable Fund; (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE that day (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, prior to 5:30 p.m., Eastern time on each day the NYSE is open for business). If the redemption request is received after the close of the NYSE, the redemption is effected on the following business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following business day. The Funds reserve the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded.

Redemptions through the Automated Clearing House (ACH) Privileges. If a shareholder has established ACH privileges, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. To use ACH privileges for redemptions, call PIMCO Funds at 888.87.PIMCO. Subject to the limitations set forth above under “Telephone Redemptions,” the Funds or their agents, a Trust and the Transfer Agent or their agents may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Funds and their agents prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on a business day (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, prior to 5:30 p.m., Eastern time on each day the NYSE is open for business) will be processed at the net asset value on that day and the proceeds (less any CDSC or Redemption Fee) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the NYSE (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, after 5:30 p.m., Eastern time on a day the NYSE is open for business), the redemption is effected on the following business day. If the redemption request is received after the close of regular trading on the NYSE (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, after 5:30 p.m., Eastern time on a day the NYSE is open for business), the redemption is effected on the following business day. Shares purchased by check may not be redeemed through ACH until such shares have been owned (i.e., paid for) for at least 10 days. The ACH privilege may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing the Account Options form, signed by all owners of record of the account, with all signatures validated. See “Signature Validation.” See “Automated Clearing House (ACH) Privileges” for information on establishing the ACH privilege. The Funds may terminate the ACH privilege at any time without notice to its shareholders. This redemption option does not apply to shares held in “street name” accounts. Shareholders whose shares are held in “street name” accounts must redeem through their financial firm and will be subject to that firm’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator. The ACH privilege may not be available to all Funds and/or share classes.

Expedited Wire Transfer Redemptions. If a shareholder holding shares in a Fund account has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Funds prior to the close of the NYSE will result in shares being redeemed that day at the next determined net asset value (less any CDSC or Redemption Fee, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if the Funds deem it appropriate under the current market and other conditions. Once authorization is on file with the Funds, they will honor requests by any person identifying himself/herself as the owner of an account or the owner’s broker by telephone at 888.87.PIMCO or by written instructions. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. The Funds do not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $1,000. The Funds reserve the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 10 days. Expedited wire transfer redemptions may be authorized by sending instructions to the Funds. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures validated to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060. See “Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.

Certificated Shares. The Trust no longer issues share certificates. To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be validated as described under “Signature Validation” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (quarterly or annually) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining the appropriate form from the Trust or your financial firm. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Shares in a plan account are redeemed at net asset value (less any applicable CDSC or Redemption Fee) to make each withdrawal payment. Any applicable CDSC or Redemption Fee may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges” above and “Waivers of Redemption Fees” below.

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Funds will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes, and may result in account closure if the redemption amount exceeds the account balance. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares.

Investors should consider carefully with their own financial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemption Fees. As set forth in the relevant Prospectuses, investors in shares of the PIMCO Senior Floating Rate Fund are subject to a redemption fee, equal to 1.00% of the net asset value of the shares redeemed or exchanged (based upon the total redemption proceeds after any applicable deferred sales charges), on redemptions and exchanges made by the investor within 30 calendar days after the shares’ acquisition (whether by purchase or exchange) (the “Redemption Fee”). A new holding period begins on the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). Redemption Fees are not currently imposed on redemptions and exchanges of the other Funds of the Trust.

When calculating the Redemption Fee, shares that are not subject to a Redemption Fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fulfill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the PIMCO Senior Floating Rate Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the PIMCO Senior Floating Rate Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30-day time period begins with the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). For example, a series of transactions in which Class A shares of the PIMCO Senior Floating Rate Fund are exchanged for Class C shares of the PIMCO Senior Floating Rate Fund 5 days after the purchase of the Class A shares, followed in 5 days by an exchange of the Class C shares for shares of a different Fund, will be subject to two Redemption Fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the PIMCO Senior Floating Rate Fund to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described under “Abusive Trading Practices” in the PIMCO Senior Floating Rate Fund’s Prospectuses, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The purpose of the Redemption Fees is also to eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the PIMCO Senior Floating Rate Fund. There is no assurance that the use of Redemption Fees will be successful in this regard.

Waivers of Redemption Fees. The PIMCO Senior Floating Rate Fund has elected not to impose the Redemption Fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;

•	redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

•

redemptions or exchanges by “Lifestyle Funds” (funds that have a predetermined asset mix tailored to the level of risk and return desired by particular investors) or participant accounts in defined contribution plans utilizing a similar model;

•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees;

•	redemptions and exchanges effected by other mutual funds that are sponsored by an Adviser or its affiliates; and

•	otherwise as an Adviser or the Trusts may determine in their sole discretion.

Additionally, no Redemption Fee applies to a redemption of shares of any class of shares of the PIMCO Senior Floating Rate Fund where the entirety of the proceeds of such redemption are immediately invested in another share class of the PIMCO Senior Floating Rate Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption Fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): (1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); (2) redemptions made in connection with taking out a loan from the plan; (3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; (4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; (5) redemptions made in connection with a participant’s termination of employment; and (6) redemptions or exchanges where the application of a Redemption Fee would cause the PIMCO Senior Floating Rate Fund, or an asset allocation program of which the PIMCO Senior Floating Rate Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Except as described in the next paragraph, Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant takes shares of Fund A that were purchased with new contributions and exchanges them into Fund B, a Redemption Fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to Redemption Fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing Redemption Fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the PIMCO Senior Floating Rate Fund’s shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the Redemption Fee is applied to your investments in the PIMCO Senior Floating Rate Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trusts may eliminate or modify the waivers enumerated above at any time, in their sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Custodial Risks for Shares Held Through Third-Party Financial Intermediaries

Certain share classes of the Funds are available for purchase directly through the Distributor, in which case the shareholder will be a registered owner of Fund shares as reflected on the Fund’s books and records as maintained by the Transfer Agent.

Alternatively, shares of the Funds are available through broker-dealers, banks or other financial firms that permit their customers to purchase and custody Fund shares through them under nominee arrangements (where the financial firms serve as registered owners of the Fund shares) or under arrangements in which the financial firms may open shareholder accounts and provide instructions to the Fund through the National Securities Clearing Corporation’s Fund/SERV platform. The manner in which these financial firms custody an investor’s Fund shares or the extent to which they may provide instructions to the Fund concerning an investor’s shareholder account with the Fund may vary by firm, including based on its arrangements with the Distributor or PIMCO and their level of participation on Fund/SERV. Shareholders should consult their financial firm for details.

As disclosed above, in some cases, the Distributor or PIMCO have arrangements with financial firms under which they may provide recordkeeping, shareholder services or other services with respect to the Funds, their shares and shareholders. However, these financial firms are not acting as agents of the Fund, the Trust or its Transfer Agent, the Distributor or PIMCO when maintaining custody or control of Fund shares for their customers or providing instructions to the Fund concerning an investor’s shareholder account with the Fund, and their responsibilities are a function of their relationship to their customers and applicable law. None of the Funds, the Trust, PIMCO or the Distributor is responsible for the manner in which any financial firm maintains custody or control of Fund shares on behalf of its customers.

Securities such as Fund shares held in the custody of financial firm may be subject to risks of, among other things, misappropriation, cyber attacks or delays in the availability of such securities if the financial firm becomes subject to a bankruptcy or insolvency proceeding under the Securities Investor Protection Act or other applicable law.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held in a Fund account, call PIMCO Funds at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by PIMCO Funds. Alternatively, if your shares are held through a financial institution, please contact the financial institution.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

Brokerage Commissions Paid

For the fiscal years ended March 31, 2013, 2012 and 2011, the following amounts of brokerage commissions were paid by each operational Fund:

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO All Asset Fund	N/A	N/A	N/A
PIMCO All Asset All Authority Fund	N/A	N/A	N/A
PIMCO California Intermediate Municipal Bond Fund	$228	$64	$0
PIMCO California Short Duration Municipal Income Fund	26	27	0
PIMCO CommoditiesPLUS® Short Strategy Fund	134	91	45
PIMCO CommoditiesPLUS® Strategy Fund	1,248,394	381,599	70,250
PIMCO CommodityRealReturn Strategy Fund®	790,580	674,672	563,122
PIMCO Convertible Fund	261,650	200,054	220,961
PIMCO Credit Absolute Return Fund	37	180	N/A
PIMCO Diversified Income Fund	305,273	56,930	41,709
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	53,206	141,123	71,300
PIMCO Emerging Local Bond Fund	12,456	32,504	22,640
PIMCO Emerging Markets Bond Fund	31,208	31,419	54,348
PIMCO Emerging Markets Corporate Bond Fund	5,037	4,969	5,553
PIMCO Emerging Markets Currency Fund	0	17,580	22,035
PIMCO Extended Duration Fund	9,493	3,312	6,770
PIMCO Floating Income Fund	159,662	54,499	7,966
PIMCO Foreign Bond Fund (Unhedged)	66,135	280,149	57,350
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	55,781	248,639	54,965
PIMCO Fundamental Advantage Absolute Return Strategy Fund	128,423	480,704	1,003,925
PIMCO Fundamental IndexPLUS® AR Fund	10,101	24,046	20,456
PIMCO Global Advantage® Strategy Bond Fund	41,321	58,734	23,465
PIMCO Global Bond Fund (Unhedged)	20,662	71,640	32,726
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	5,266	14,278	10,538
PIMCO Global Multi-Asset Fund	909,932	1,550,847	794,443
PIMCO GNMA Fund	0	223	1,790
PIMCO Government Money Market Fund	0	0	0
PIMCO High Yield Fund	5,121	0	23,054
PIMCO High Yield Municipal Bond Fund	1,445	283	0
PIMCO High Yield Spectrum Fund	0	0	0
PIMCO Income Fund	0	1,030	26,735
PIMCO Inflation Response Multi-Asset Fund	24,428	2,442	N/A
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	16,617	1,067	N/A
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	22,932	33,934	11,456
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,438	6,745	9,322
PIMCO Investment Grade Corporate Bond Fund	40,184	232,636	212,803
PIMCO Long Duration Total Return Fund	33,161	99,635	108,375
PIMCO Long-Term Credit Fund	7,963	29,963	59,413
PIMCO Long-Term U.S. Government Fund	10,347	29,405	36,960
PIMCO Low Duration Fund	135,263	511,743	562,283
PIMCO Low Duration Fund II	4,190	29,536	18,445
PIMCO Low Duration Fund III	1,627	6,175	7,638
PIMCO Moderate Duration Fund	17,321	85,357	80,375
PIMCO Money Market Fund	0	0	0
PIMCO Mortgage Opportunities Fund	408	N/A	N/A

Fund	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2011
PIMCO Mortgage-Backed Securities Fund	0	133	2,150
PIMCO Municipal Bond Fund	2,168	398	0
PIMCO New York Municipal Bond Fund	723	142	0
PIMCO Real Income 2019 Fund®	0	0	0
PIMCO Real Income 2029 Fund®	0	0	0
PIMCO Real Return Asset Fund	2,393	36,593	38,805
PIMCO Real Return Fund	137,610	286,224	370,256
PIMCO RealEstateRealReturn Strategy Fund	11,776	25,505	9,503
PIMCO RealRetirement® 2015 Fund	2,962	1,086	N/A
PIMCO RealRetirement® 2020 Fund	7,191	3,561	1,289
PIMCO RealRetirement® 2025 Fund	5,741	1,412	N/A
PIMCO RealRetirement® 2030 Fund	10,937	2,933	1,827
PIMCO RealRetirement® 2035 Fund	8,337	1,435	N/A
PIMCO RealRetirement® 2040 Fund	13,257	3,232	1,764
PIMCO RealRetirement® 2045 Fund	4,945	76	N/A
PIMCO RealRetirement® 2050 Fund	8,104	2,272	1,392
PIMCO RealRetirement® Income and Distribution Fund	3,241	2,410	739
PIMCO Senior Floating Rate Fund	0	0	N/A
PIMCO Short Duration Municipal Income Fund	35	34	0
PIMCO Short-Term Fund	135,790	31,422	128,988
PIMCO Small Cap StocksPLUS® AR Strategy Fund	68,540	80,669	55,742
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	233	715	N/A
PIMCO StocksPLUS® Fund	163,709	305,917	208,980
PIMCO StocksPLUS® Long Duration Fund	96,003	62,004	94,970
PIMCO StocksPLUS® Absolute Return Fund	112,473	93,973	55,102
PIMCO StocksPLUS® AR Short Strategy Fund	878,987	633,473	749,693
PIMCO Tax Managed Real Return Fund	0	176	10
PIMCO Total Return Fund	2,360,749	9,145,399	11,399,738
PIMCO Total Return Fund II	10,454	113,754	252,800
PIMCO Total Return Fund III	14,455	107,133	175,610
PIMCO Total Return Fund IV	5,735	10,555	N/A
PIMCO Unconstrained Bond Fund	449,885	856,784	981,809
PIMCO Unconstrained Tax Managed Bond Fund	16,132	25,124	13,263

PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities.

Since the securities in which certain Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.

SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended March 31, 2013, 2012 and 2011.

The following table sets forth certain information regarding payments from the Funds to the Distributor during the previous fiscal year:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Purchases	Total Brokerage Commissions
$ 17,309,160	$ 6,218,882	$0

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended March 31, 2013.

All Asset All Authority Fund

	State Street Bank & Trust Co.	1,162
All Asset Fund

	State Street Bank & Trust Co.	1,051
California Intermediate Municipal Bond Fund

	State Street Bank & Trust Co.	586
California Municipal Bond Fund

	State Street Bank & Trust Co.	170
CommoditiesPLUS® Short Strategy Fund
	BNP Paribas Securities Corp.	300
	State Street Bank & Trust Co.	232
	JPMorgan Chase & Co.	200
	Banc of America Securities LLC	100

CommoditiesPLUS® Strategy Fund
	JPMorgan Chase & Co.	124,935
	Credit Suisse (USA), Inc.	120,583
	Barclays Capital, Inc.	118,700
	Goldman Sachs & Co.	72,498
	Deutsche Bank Securities, Inc.	70,093
	BNP Paribas Securities Corp.	66,300
	Merrill Lynch, Pierce, Fenner & Smith	42,989
	Citigroup Global Markets, Inc.	35,893
	Morgan Stanley & Co., Inc.	27,655
	Banc of America Securities LLC	7,713
	State Street Bank & Trust Co.	1,383
CommodityRealReturn Strategy Fund®

	Banc of America Securities LLC	160,956
	Morgan Stanley & Co., Inc.	151,350
	JPMorgan Chase & Co.	114,696
	Citigroup Global Markets, Inc.	104,144
	Goldman Sachs & Co.	87,114
	RBC Capital Markets, LLC	64,500
	Barclays Capital, Inc.	44,338
	Merrill Lynch, Pierce, Fenner & Smith	36,240
	Deutsche Bank Securities, Inc.	11,174
	Credit Suisse (USA), Inc.	5,431
	State Street Bank & Trust Co.	2,500
Convertible Fund

	State Street Bank & Trust Co.	3,388
	Banc of America Securities LLC	1,800
	Citigroup Global Markets, Inc.	300
	Citigroup Global Markets, Inc.	0
Credit Absolute Return Fund

	Banc of America Securities LLC	14,795
	JPMorgan Chase & Co.	7,920
	Morgan Stanley & Co., Inc.	4,356
	Merrill Lynch, Pierce, Fenner & Smith	4,259
	Goldman Sachs & Co.	1,063
	Citigroup Global Markets, Inc.	483
	State Street Bank & Trust Co.	230
	Barclays Capital, Inc.	0
Diversified Income Fund

	JPMorgan Chase & Co.	112,889
	Banc of America Securities LLC	111,958
	Morgan Stanley & Co., Inc.	78,759
	Barclays Capital, Inc.	61,445
	Merrill Lynch, Pierce, Fenner & Smith	57,931
	Goldman Sachs & Co.	44,920
	Citigroup Global Markets, Inc.	26,417
	Deutsche Bank Securities, Inc.	12,179
	BNP Paribas Securities Corp.	9,701
	Credit Suisse (USA), Inc.	6,935
	UBS Securities LLC	5,868
	State Street Bank & Trust Co.	1,017

EM Fundamental IndexPLUS® AR Strategy Fund
	JPMorgan Chase & Co.	139,893
	Citigroup Global Markets, Inc.	84,267
	Morgan Stanley & Co., Inc.	67,929
	Merrill Lynch, Pierce, Fenner & Smith	53,720
	Banc of America Securities LLC	43,843
	UBS Securities LLC	39,599
	Goldman Sachs & Co.	34,572
	Barclays Capital, Inc.	16,568
	Deutsche Bank Securities, Inc.	8,188
	BNP Paribas Securities Corp.	6,128
	State Street Bank & Trust Co.	3,963
	Credit Suisse (USA), Inc.	1,113
Emerging Local Bond Fund

	Banc of America Securities LLC	31,847
	JPMorgan Chase & Co.	2,143
	Citigroup Global Markets, Inc.	469
	Morgan Stanley & Co., Inc.	268
	Goldman Sachs & Co.	224
Emerging Markets Bond Fund

	Banc of America Securities LLC	13,592
	Merrill Lynch, Pierce, Fenner & Smith	4,053
	JPMorgan Chase & Co.	3,961
	Barclays Capital, Inc.	2,743
	Deutsche Bank Securities, Inc.	1,775
	Morgan Stanley & Co., Inc.	1,234
	Citigroup Global Markets, Inc.	1,232
	Credit Suisse (USA), Inc.	1,165
	UBS Securities LLC	897
Emerging Markets Corporate Bond Fund
	State Street Bank & Trust Co.	838
Emerging Markets Currency Fund

	Goldman Sachs & Co.	45,402
	Banc of America Securities LLC	14,520
	JPMorgan Chase & Co.	8,412
	Barclays Capital, Inc.	5,648
	Morgan Stanley & Co., Inc.	2,285
	Credit Suisse (USA), Inc.	1,435
	Citigroup Global Markets, Inc.	257
Emerging Markets Full Spectrum Bond Fund
	State Street Bank & Trust Co.	100
Extended Duration Fund

	JPMorgan Chase & Co.	1,910
	Banc of America Securities LLC	1,641
	Citigroup Global Markets, Inc.	426
	Credit Suisse (USA), Inc.	2

Floating Income Fund

	JPMorgan Chase & Co.	110,282
	Banc of America Securities LLC	80,332
	Barclays Capital, Inc.	53,590
	Morgan Stanley & Co., Inc.	38,534
	Citigroup Global Markets, Inc.	34,922
	BNP Paribas Securities Corp.	32,025
	Goldman Sachs & Co.	23,320
	Merrill Lynch, Pierce, Fenner & Smith	22,504
	UBS Securities LLC	15,744
	Credit Suisse (USA), Inc.	8,768
	Deutsche Bank Securities, Inc.	2,878
	State Street Bank & Trust Co.	1,758
Foreign Bond Fund (U.S. Dollar-Hedged)

	JPMorgan Chase & Co.	117,892
	Banc of America Securities LLC	95,841
	Citigroup Global Markets, Inc.	35,314
	Merrill Lynch, Pierce, Fenner & Smith	26,748
	Barclays Capital, Inc.	15,660
	Goldman Sachs & Co.	14,603
	BNP Paribas Securities Corp.	13,485
	UBS Securities LLC	11,461
	Deutsche Bank Securities, Inc.	5,583
	Morgan Stanley & Co., Inc.	4,043
	State Street Bank & Trust Co.	2,300
	Credit Suisse (USA), Inc.	771
Foreign Bond Fund (Unhedged)

	JPMorgan Chase & Co.	127,814
	Banc of America Securities LLC	89,443
	Merrill Lynch, Pierce, Fenner & Smith	45,217
	Citigroup Global Markets, Inc.	35,286
	Barclays Capital, Inc.	18,583
	Goldman Sachs & Co.	14,443
	UBS Securities LLC	11,210
	Credit Suisse (USA), Inc.	9,412
	Deutsche Bank Securities, Inc.	6,285
	Morgan Stanley & Co., Inc.	4,698
	BNP Paribas Securities Corp.	4,000
	Citigroup Global Markets, Inc.	2,144
	State Street Bank & Trust Co.	939
Fundamental Advantage Absolute Return Strategy Fund
	JPMorgan Chase & Co.	86,662
	Banc of America Securities LLC	26,989
	Goldman Sachs & Co.	22,236
	Merrill Lynch, Pierce, Fenner & Smith	20,756
	BNP Paribas Securities Corp.	17,595
	Barclays Capital, Inc.	8,560
	State Street Bank & Trust Co.	2,961
	Citigroup Global Markets, Inc.	2,541
	Morgan Stanley & Co., Inc.	693
	UBS Securities LLC	585

Fundamental IndexPLUS® AR Fund

	JPMorgan Chase & Co.	56,884
	Citigroup Global Markets, Inc.	27,259
	Goldman Sachs & Co.	22,515
	Morgan Stanley & Co., Inc.	14,587
	Barclays Capital, Inc.	12,491
	Banc of America Securities LLC	10,080
	Credit Suisse (USA), Inc.	9,951
	UBS Securities LLC	4,949
	Deutsche Bank Securities, Inc.	4,018
	Merrill Lynch, Pierce, Fenner & Smith	2,202
	State Street Bank & Trust Co.	1,302
Global Advantage® Strategy Bond Fund

	JPMorgan Chase & Co.	128,412
	Banc of America Securities LLC	53,943
	Merrill Lynch, Pierce, Fenner & Smith	32,937
	Morgan Stanley & Co., Inc.	25,035
	Barclays Capital, Inc.	23,116
	Goldman Sachs & Co.	4,560
	Deutsche Bank Securities, Inc.	792
	BNP Paribas Securities Corp.	776
	State Street Bank & Trust Co.	519
	Citigroup Global Markets, Inc.	327
Global Bond Fund (U.S. Dollar-Hedged)

	JPMorgan Chase & Co.	11,714
	Banc of America Securities LLC	8,157
	Merrill Lynch, Pierce, Fenner & Smith	3,260
	Morgan Stanley & Co., Inc.	2,140
	Goldman Sachs & Co.	1,806
	BNP Paribas Securities Corp.	1,679
	Deutsche Bank Securities, Inc.	1,200
	Barclays Capital, Inc.	1,044
	Citigroup Global Markets, Inc.	1,043
	State Street Bank & Trust Co.	748
	Credit Suisse (USA), Inc.	211
Global Bond Fund (Unhedged)

	JPMorgan Chase & Co.	38,986
	Banc of America Securities LLC	20,801
	Merrill Lynch, Pierce, Fenner & Smith	10,556
	BNP Paribas Securities Corp.	5,032
	Citigroup Global Markets, Inc.	3,098
	UBS Securities LLC	2,634
	Morgan Stanley & Co., Inc.	1,759
	Goldman Sachs & Co.	1,169
	State Street Bank & Trust Co.	687
	Deutsche Bank Securities, Inc.	648
	Credit Suisse (USA), Inc.	475

Global Multi-Asset Fund

	Banc of America Securities LLC	14,577
	JPMorgan Chase & Co.	9,017
	Citigroup Global Markets, Inc.	3,718
	State Street Bank & Trust Co.	2,625
	Merrill Lynch, Pierce, Fenner & Smith	2,610
GNMA Fund

	JPMorgan Chase & Co.	15,459
	State Street Bank & Trust Co.	3,078
	Merrill Lynch, Pierce, Fenner & Smith	826
	Citigroup Global Markets, Inc.	312
	Credit Suisse (USA), Inc.	228
Government Money Market Fund

	JPMorgan Chase & Co.	57,800
	BNP Paribas Securities Corp.	45,300
	RBC Capital Markets, LLC	45,300
	Citigroup Global Markets, Inc.	22,600
	Goldman Sachs & Co.	22,600
	Credit Suisse (USA), Inc.	9,700
	Banc of America Securities LLC	5,900
	Morgan Stanley & Co., Inc.	4,500
	State Street Bank & Trust Co.	494
High Yield Fund

	Barclays Capital, Inc.	56,180
	Banc of America Securities LLC	16,285
	UBS Securities LLC	10,647
	JPMorgan Chase & Co.	9,319
	Goldman Sachs & Co.	4,428
	Morgan Stanley & Co., Inc.	1,010
	Deutsche Bank Securities, Inc.	982
	Merrill Lynch, Pierce, Fenner & Smith	653
	Citigroup Global Markets, Inc.	611
	Credit Suisse (USA), Inc.	36
High Yield Municipal Bond Fund

	State Street Bank & Trust Co.	209
High Yield Spectrum Fund

	Banc of America Securities LLC	4,043
	Barclays Capital, Inc.	4,035
	BNP Paribas Securities Corp.	0
Income Fund

	Banc of America Securities LLC	2,194,912
	JPMorgan Chase & Co.	1,623,083
	Morgan Stanley & Co., Inc.	418,292
	Credit Suisse (USA), Inc.	409,197
	Goldman Sachs & Co.	406,031
	Merrill Lynch, Pierce, Fenner & Smith	351,614
	Citigroup Global Markets, Inc.	288,006

	Deutsche Bank Securities, Inc.	85,764
	UBS Securities LLC	32,944
	Barclays Capital, Inc.	8,219
	BNP Paribas Securities Corp.	2,096
	Citigroup Global Markets, Inc.	865
Inflation Response Multi-Asset Fund

	Banc of America Securities LLC	6,769
	JPMorgan Chase & Co.	5,556
	Barclays Capital, Inc.	5,300
	Goldman Sachs & Co.	1,165
	State Street Bank & Trust Co.	1,158
	Merrill Lynch, Pierce, Fenner & Smith	341
	BNP Paribas Securities Corp.	251
International Fundamental IndexPLUS® AR Strategy Fund
	Banc of America Securities LLC	82,201
	JPMorgan Chase & Co.	45,059
	Morgan Stanley & Co., Inc.	36,937
	Goldman Sachs & Co.	20,798
	Deutsche Bank Securities, Inc.	14,195
	Citigroup Global Markets, Inc.	9,544
	UBS Securities LLC	7,056
	Merrill Lynch, Pierce, Fenner & Smith	4,858
	Credit Suisse (USA), Inc.	2,280
	Barclays Capital, Inc.	411
	State Street Bank & Trust Co.	228
International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
	Citigroup Global Markets, Inc.	25,462
	JPMorgan Chase & Co.	9,676
	Banc of America Securities LLC	4,990
	UBS Securities LLC	2,459
	Morgan Stanley & Co., Inc.	1,519
	Barclays Capital, Inc.	1,399
	Goldman Sachs & Co.	639
	State Street Bank & Trust Co.	497
	Merrill Lynch, Pierce, Fenner & Smith	251
	Credit Suisse (USA), Inc.	154
International StocksPLUS® AR Strategy Fund (Unhedged)
	JPMorgan Chase & Co.	24,457
	Citigroup Global Markets, Inc.	15,973
	Goldman Sachs & Co.	15,315
	Banc of America Securities LLC	9,821
	Merrill Lynch, Pierce, Fenner & Smith	7,586
	Morgan Stanley & Co., Inc.	4,764
	UBS Securities LLC	1,812
	Credit Suisse (USA), Inc.	1,766
	Deutsche Bank Securities, Inc.	1,326
	BNP Paribas Securities Corp.	1,105
	State Street Bank & Trust Co.	419

Investment Grade Corporate Bond Fund

	JPMorgan Chase & Co.	443,210
	Banc of America Securities LLC	338,531
	Morgan Stanley & Co., Inc.	253,852
	Goldman Sachs & Co.	225,623
	Merrill Lynch, Pierce, Fenner & Smith	175,861
	Citigroup Global Markets, Inc.	102,215
	Barclays Capital, Inc.	56,545
	BNP Paribas Securities Corp.	28,769
	Deutsche Bank Securities, Inc.	24,896
	UBS Securities LLC	16,219
	Citigroup Global Markets, Inc.	1,372
Long Duration Total Return Fund

	JPMorgan Chase & Co.	100,159
	Citigroup Global Markets, Inc.	95,008
	Goldman Sachs & Co.	91,433
	Banc of America Securities LLC	81,599
	Deutsche Bank Securities, Inc.	43,498
	Merrill Lynch, Pierce, Fenner & Smith	39,416
	Morgan Stanley & Co., Inc.	28,848
	Barclays Capital, Inc.	16,778
	State Street Bank & Trust Co.	5,043
	UBS Securities LLC	3,569
	BNP Paribas Securities Corp.	2,992
	Credit Suisse (USA), Inc.	136
Long-Term Credit Fund

	JPMorgan Chase & Co.	101,002
	Goldman Sachs & Co.	56,529
	Citigroup Global Markets, Inc.	50,708
	Morgan Stanley & Co., Inc.	40,023
	Merrill Lynch, Pierce, Fenner & Smith	37,038
	Deutsche Bank Securities, Inc.	32,238
	Banc of America Securities LLC	29,302
	Barclays Capital, Inc.	16,217
	BNP Paribas Securities Corp.	8,886
	UBS Securities LLC	637
	State Street Bank & Trust Co.	478
	Credit Suisse (USA), Inc.	87
Long-Term U.S. Government Fund

	Banc of America Securities LLC	11,833
	JPMorgan Chase & Co.	11,400
	Morgan Stanley & Co., Inc.	2,952
	Merrill Lynch, Pierce, Fenner & Smith	1,169
	State Street Bank & Trust Co.	942
	Goldman Sachs & Co.	528
	Citigroup Global Markets, Inc.	523
	Credit Suisse (USA), Inc.	506

Low Duration Fund
	JPMorgan Chase & Co.	432,800
	Merrill Lynch, Pierce, Fenner & Smith	229,612
	Banc of America Securities LLC	226,484
	Morgan Stanley & Co., Inc.	221,157
	Citigroup Global Markets, Inc.	202,921
	Goldman Sachs & Co.	112,722
	UBS Securities LLC	60,959
	BNP Paribas Securities Corp.	45,177
	Deutsche Bank Securities, Inc.	42,212
	Credit Suisse (USA), Inc.	35,183
	Citigroup Global Markets, Inc.	7,148
	State Street Bank & Trust Co.	5,698
Low Duration Fund II

	Morgan Stanley & Co., Inc.	27,162
	Goldman Sachs & Co.	15,210
	Banc of America Securities LLC	14,831
	JPMorgan Chase & Co.	14,352
	Merrill Lynch, Pierce, Fenner & Smith	6,977
	Citigroup Global Markets, Inc.	5,463
	Credit Suisse (USA), Inc.	1,148
	Deutsche Bank Securities, Inc.	1,099
	UBS Securities LLC	990
	State Street Bank & Trust Co.	591
Low Duration Fund III

	Banc of America Securities LLC	5,423
	Morgan Stanley & Co., Inc.	2,818
	Goldman Sachs & Co.	2,581
	JPMorgan Chase & Co.	2,404
	Deutsche Bank Securities, Inc.	1,516
	Citigroup Global Markets, Inc.	1,365
	Credit Suisse (USA), Inc.	1,221
	BNP Paribas Securities Corp.	1,200
	Merrill Lynch, Pierce, Fenner & Smith	835
	State Street Bank & Trust Co.	488
	UBS Securities LLC	385
Moderate Duration Fund

	Morgan Stanley & Co., Inc.	65,665
	Citigroup Global Markets, Inc.	59,156
	JPMorgan Chase & Co.	55,070
	Banc of America Securities LLC	54,192
	Merrill Lynch, Pierce, Fenner & Smith	32,356
	Credit Suisse (USA), Inc.	19,946
	State Street Bank & Trust Co.	11,700
	Goldman Sachs & Co.	10,579
	BNP Paribas Securities Corp.	7,901
	UBS Securities LLC	0
Money Market Fund

	JPMorgan Chase & Co.	60,400
	BNP Paribas Securities Corp.	54,300
	RBC Capital Markets, LLC	54,300

	State Street Bank & Trust Co.	36,717
	Citigroup Global Markets, Inc.	27,100
	Goldman Sachs & Co.	25,000
	Credit Suisse (USA), Inc.	11,500
	Morgan Stanley & Co., Inc.	5,400
Mortgage Opportunities Fund

	JPMorgan Chase & Co.	33,460
	Banc of America Securities LLC	14,308
	Morgan Stanley & Co., Inc.	7,052
	Citigroup Global Markets, Inc.	3,784
	UBS Securities LLC	3,384
	Merrill Lynch, Pierce, Fenner & Smith	2,622
	State Street Bank & Trust Co.	519
	Goldman Sachs & Co.	493
Mortgage-Backed Securities Fund

	JPMorgan Chase & Co.	12,980
	Banc of America Securities LLC	7,027
	Goldman Sachs & Co.	1,438
	Citigroup Global Markets, Inc.	1,148
	Credit Suisse (USA), Inc.	653
	Morgan Stanley & Co., Inc.	622
	State Street Bank & Trust Co.	320
Municipal Bond Fund

	State Street Bank & Trust Co.	580
National Intermediate Municipal Bond Fund

	State Street Bank & Trust Co.	122
New York Municipal Bond Fund

	State Street Bank & Trust Co.	552
Real Income 2019 Fund®

	State Street Bank & Trust Co.	243
Real Income 2029 Fund®

	State Street Bank & Trust Co.	171
Real Return Asset Fund

	Banc of America Securities LLC	7,844
	JPMorgan Chase & Co.	5,822
	Citigroup Global Markets, Inc.	2,163
	State Street Bank & Trust Co.	1,539
	Morgan Stanley & Co., Inc.	565
	Merrill Lynch, Pierce, Fenner & Smith	328
	Goldman Sachs & Co.	224

Real Return Fund

	Morgan Stanley & Co., Inc.	170,551
	JPMorgan Chase & Co.	163,822
	Banc of America Securities LLC	108,491
	Citigroup Global Markets, Inc.	69,618
	Merrill Lynch, Pierce, Fenner & Smith	49,270
	Goldman Sachs & Co.	32,784
	Barclays Capital, Inc.	31,521
	Deutsche Bank Securities, Inc.	4,620
	Credit Suisse (USA), Inc.	2,916
RealEstateRealReturn Strategy Fund

	JPMorgan Chase & Co.	18,284
	Banc of America Securities LLC	15,312
	Citigroup Global Markets, Inc.	9,795
	Morgan Stanley & Co., Inc.	9,663
	Goldman Sachs & Co.	2,865
	State Street Bank & Trust Co.	525
	Merrill Lynch, Pierce, Fenner & Smith	303
	Credit Suisse (USA), Inc.	222
RealRetirement® 2020 Fund

	State Street Bank & Trust Co.	164
RealRetirement® 2030 Fund

	State Street Bank & Trust Co.	164
RealRetirement® 2035 Fund

	State Street Bank & Trust Co.	162
RealRetirement® 2040 Fund

	State Street Bank & Trust Co.	233
RealRetirement® 2050 Fund

	State Street Bank & Trust Co.	227
Senior Floating Rate Fund

	State Street Bank & Trust Co.	9,615
	Banc of America Securities LLC	2,681
Short Asset Investment Fund

	Citigroup Global Markets, Inc.	2,798
	Goldman Sachs & Co.	2,492
	JPMorgan Chase & Co.	1,705
	Morgan Stanley & Co., Inc.	1,460
	Merrill Lynch, Pierce, Fenner & Smith	602
	Banc of America Securities LLC	428
	Credit Suisse (USA), Inc.	416
Short Duration Municipal Income Fund

	State Street Bank & Trust Co.	531

Short-Term Fund

	JPMorgan Chase & Co.	465,590
	Citigroup Global Markets, Inc.	309,738
	Banc of America Securities LLC	211,842
	Morgan Stanley & Co., Inc.	188,582
	Goldman Sachs & Co.	165,354
	Deutsche Bank Securities, Inc.	113,533
	Merrill Lynch, Pierce, Fenner & Smith	72,571
	RBC Capital Markets, LLC	61,254
	Credit Suisse (USA), Inc.	7,681
	State Street Bank & Trust Co.	6,555
	UBS Securities LLC	6,532
Small Cap StocksPLUS® AR Strategy Fund

	Banc of America Securities LLC	30,154
	Citigroup Global Markets, Inc.	13,439
	JPMorgan Chase & Co.	11,068
	Goldman Sachs & Co.	6,758
	Merrill Lynch, Pierce, Fenner & Smith	4,023
	Barclays Capital, Inc.	3,699
	UBS Securities LLC	1,210
	BNP Paribas Securities Corp.	1,005
	State Street Bank & Trust Co.	545
	Morgan Stanley & Co., Inc.	394
Small Company Fundamental IndexPLUS® AR Strategy Fund

	Banc of America Securities LLC	9,984
	JPMorgan Chase & Co.	9,829
	Goldman Sachs & Co.	8,220
	Morgan Stanley & Co., Inc.	6,569
	Deutsche Bank Securities, Inc.	3,008
	Citigroup Global Markets, Inc.	1,350
	UBS Securities LLC	784
	State Street Bank & Trust Co.	722
	Merrill Lynch, Pierce, Fenner & Smith	678
	Credit Suisse (USA), Inc.	659
StocksPLUS® Absolute Return Fund

	JPMorgan Chase & Co.	23,958
	Banc of America Securities LLC	15,764
	Goldman Sachs & Co.	15,564
	Merrill Lynch, Pierce, Fenner & Smith	13,161
	Morgan Stanley & Co., Inc.	5,946
	Citigroup Global Markets, Inc.	5,260
	UBS Securities LLC	4,966
	BNP Paribas Securities Corp.	4,393
	Credit Suisse (USA), Inc.	4,305
	Deutsche Bank Securities, Inc.	2,898
	State Street Bank & Trust Co.	511
StocksPLUS® AR Short Strategy Fund

	JPMorgan Chase & Co.	90,332
	Morgan Stanley & Co., Inc.	67,120
	Banc of America Securities LLC	60,589
	Citigroup Global Markets, Inc.	56,823
	Merrill Lynch, Pierce, Fenner & Smith	27,380
	Goldman Sachs & Co.	16,585
	Deutsche Bank Securities, Inc.	14,182
	UBS Securities LLC	14,064
	BNP Paribas Securities Corp.	3,735
	Credit Suisse (USA), Inc.	3,399
	Barclays Capital, Inc.	863
	State Street Bank & Trust Co.	552

StocksPLUS® Fund

	JPMorgan Chase & Co.	41,755
	Banc of America Securities LLC	27,185
	Morgan Stanley & Co., Inc.	25,781
	Citigroup Global Markets, Inc.	20,630
	Goldman Sachs & Co.	12,356
	UBS Securities LLC	2,533
	BNP Paribas Securities Corp.	2,208
	State Street Bank & Trust Co.	673
	Merrill Lynch, Pierce, Fenner & Smith	492
	Credit Suisse (USA), Inc.	398
StocksPLUS® Long Duration Fund

	Banc of America Securities LLC	26,190
	Goldman Sachs & Co.	11,237
	Citigroup Global Markets, Inc.	10,404
	JPMorgan Chase & Co.	9,335
	Morgan Stanley & Co., Inc.	6,751
	Deutsche Bank Securities, Inc.	5,894
	Merrill Lynch, Pierce, Fenner & Smith	4,976
	Barclays Capital, Inc.	995
	BNP Paribas Securities Corp.	676
	State Street Bank & Trust Co.	260
Tax Managed Real Return Fund

	State Street Bank & Trust Co.	7,206
Total Return Fund

	JPMorgan Chase & Co.	5,365,728
	Citigroup Global Markets, Inc.	3,419,423
	Banc of America Securities LLC	3,396,068
	Merrill Lynch, Pierce, Fenner & Smith	2,629,979
	Morgan Stanley & Co., Inc.	2,020,637
	Goldman Sachs & Co.	1,880,290
	Barclays Capital, Inc.	1,665,412
	Credit Suisse (USA), Inc.	859,090
	Deutsche Bank Securities, Inc.	611,035
	UBS Securities LLC	191,253
	BNP Paribas Securities Corp.	67,368
	State Street Bank & Trust Co.	37,835
	Citigroup Global Markets, Inc.	25,731
	RBC Capital Markets, LLC	6,711

Total Return Fund II

	Morgan Stanley & Co., Inc.	94,061
	JPMorgan Chase & Co.	87,220
	Citigroup Global Markets, Inc.	81,630
	Merrill Lynch, Pierce, Fenner & Smith	60,918
	Goldman Sachs & Co.	55,843
	Banc of America Securities LLC	37,977
	Deutsche Bank Securities, Inc.	18,137
	Credit Suisse (USA), Inc.	12,361
	State Street Bank & Trust Co.	10,357
	UBS Securities LLC	9,719
Total Return Fund III

	JPMorgan Chase & Co.	77,013
	Banc of America Securities LLC	40,404
	Citigroup Global Markets, Inc.	39,183
	Morgan Stanley & Co., Inc.	34,480
	Merrill Lynch, Pierce, Fenner & Smith	28,722
	Goldman Sachs & Co.	23,042
	State Street Bank & Trust Co.	7,747
	BNP Paribas Securities Corp.	5,834
	Credit Suisse (USA), Inc.	1,926
	UBS Securities LLC	760
	Deutsche Bank Securities, Inc.	593
Total Return Fund IV

	Morgan Stanley & Co., Inc.	13,761
	JPMorgan Chase & Co.	13,728
	Citigroup Global Markets, Inc.	7,448
	Merrill Lynch, Pierce, Fenner & Smith	7,347
	Banc of America Securities LLC	7,330
	Credit Suisse (USA), Inc.	7,114
	Goldman Sachs & Co.	5,350
	UBS Securities LLC	3,519
	State Street Bank & Trust Co.	1,380
	BNP Paribas Securities Corp.	20
Unconstrained Bond Fund

	Banc of America Securities LLC	811,551
	JPMorgan Chase & Co.	776,069
	Morgan Stanley & Co., Inc.	300,783
	Goldman Sachs & Co.	236,551
	Barclays Capital, Inc.	233,915
	RBC Capital Markets, LLC	212,700
	Citigroup Global Markets, Inc.	137,224
	Merrill Lynch, Pierce, Fenner & Smith	125,330
	Credit Suisse (USA), Inc.	120,092
	UBS Securities LLC	103,735
	State Street Bank & Trust Co.	14,727
	Deutsche Bank Securities, Inc.	12,352
Unconstrained Tax Managed Bond Fund

	State Street Bank & Trust Co.	21,237
	Banc of America Securities LLC	20,343
	JPMorgan Chase & Co.	4,168
	Morgan Stanley & Co., Inc.	696
	Merrill Lynch, Pierce, Fenner & Smith	514
	Citigroup Global Markets, Inc.	451
	UBS Securities LLC	336
	Goldman Sachs & Co.	182
	Credit Suisse (USA), Inc.	57

Worldwide Fundamental Advantage AR Strategy Fund
Barclays Capital, Inc.	175,973
Banc of America Securities LLC	18,293
JPMorgan Chase & Co.	14,709
Citigroup Global Markets, Inc.	13,633
Morgan Stanley & Co., Inc.	13,547
Goldman Sachs & Co.	2,808
BNP Paribas Securities Corp.	1,964
Merrill Lynch, Pierce, Fenner & Smith	1,122
State Street Bank & Trust Co.	631

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Fund. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Fund is calculated by dividing: (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by; (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and any short sales that the Fund does not intend to maintain for more than one year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end are provided in the applicable Prospectuses under the “Financial Highlights.”

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and the PIMCO RealRetirement® Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and the PIMCO RealRetirement® Funds), which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO RealRetirement® Funds also bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and the PIMCO RealRetirement® Funds), which result in realization of taxable capital gains. To the extent such gains relate to securities held for one year or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Fund. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at www.pimco.com/investments, or obtain a copy of the schedule by calling PIMCO at 1-800-927-4648. This information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a fiscal quarter’s end.

The Funds file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at www.pimco.com/investments, the Distributor’s website at www.pimco.com/investments, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Funds’ service providers, such as the Funds’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

A Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Fund, including portfolio holdings information, more frequently to certain third parties, such as mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers (e.g., Abel/Noser Corp., FT Interactive Data, etc.) and potential Service Providers that have a legitimate business purpose in receiving such information. PIMCO currently has an ongoing arrangement to distribute non-public portfolio holdings information for the PIMCO Government Money Market Fund to Moody’s solely for the purpose of Moody’s rating the Fund. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO after determining the requested disclosure is in the best interests of the Fund and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed, however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Funds nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

Large Trade Notifications

A Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

NET ASSET VALUE

Net asset value is determined as indicated under “How Fund Shares are Priced” in the Prospectuses. All Funds’ net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the PIMCO Government Money Market and PIMCO Treasury Money Market Funds may close trading early and determine net asset value as of an earlier time.

For all Funds other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded OTC, at the mean between representative bid and asked quotations obtained from a quotation reporting system, established market makers or independent pricing services. For NASDAQ traded securities, market value also may be determined on the basis of the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds’ securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods the yield to investors in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds to adhere to certain conditions. The Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, is required to establish procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Board of Trustees will take such steps as it considers appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Each Fund also is required to maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks. Each Fund may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category for short-term debt obligations.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, when Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax-exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the applicable Prospectuses, the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, each Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income, respectively.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. Based on the underlying tax principles relating to such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary (as discussed below). As discussed below, in July 2011, the IRS suspended the issuance of private letter rulings concluding that income from certain commodity index-linked notes is qualifying income.

As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries,” each Fund intends to invest a portion of its assets in its Subsidiary, each of which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income. In July 2011, the IRS suspended the issuance of these private letter rulings as well as the private letter rulings discussed above. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation will not adversely impact the tax treatment of a Fund’s commodity-linked investments. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from investments in the Subsidiaries does not constitute qualifying income and if such positions were upheld or if future legislation were to adversely affect the tax treatment of Fund investments, the certain Funds, including the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds might cease to qualify as regulated investment companies and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies. If the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds did not qualify as a regulated investment companies for any taxable year, their taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment companies, the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO TRENDS Managed Futures Strategy Funds may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of either Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiaries, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”). The PIMCO CommoditiesPLUS® Strategy Fund will be treated as a “U.S. shareholder” of the CPS Subsidiary, the PIMCO CommoditiesPLUS® Short Strategy Fund will be treated as a “U.S. shareholder” of the CPSS Subsidiary, the PIMCO CommodityRealReturn Strategy Fund® will be treated as a “U.S. shareholder” of the CRRS Subsidiary, the PIMCO Global Multi-Asset Fund will be treated as a “U.S. shareholder” of the GMA Subsidiary, the PIMCO Inflation Response Multi-Asset Fund will be treated as a “U.S. shareholder” of the IRMA Subsidiary and the PIMCO TRENDS Managed Futures Strategy Fund will be treated as a “U.S. shareholder” of the MF Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each Fund’s recognition of its Subsidiary’s “subpart F income” will increase such Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund.

Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, each Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in its Subsidiary. The use of commodity index-linked notes involves specific risks. Applicable Prospectuses, under the heading “Characteristics and Risks of Securities and Investment Techniques—Derivatives” provide further information regarding commodity index-linked notes, including the risks associated with these instruments.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement.

Distributions

Each Municipal Fund, the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each tax quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. Other Funds that have at least 50% of their assets invested in other Funds at the end of each quarter may also be eligible to pay exempt-interest dividends. A portion of the distributions paid by a Municipal Fund, the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the applicable Prospectuses, may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” The tax-exempt portion of dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund, the PIMCO Tax Managed Real Return Fund or the PIMCO Unconstrained Tax Managed Bond Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. Future changes in federal and/or state laws could possibly have a negative impact on the tax treatment and/or value of municipal securities.

Shareholders of the Municipal Funds, the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

Except for exempt-interest dividends paid by the Municipal Funds, the PIMCO Tax Managed Real Return Fund and the PIMCO Unconstrained Tax Managed Bond Fund, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Although a portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends, it is not expected that any such portion would be significant. Dividends paid by certain other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. After 2012 the maximum individual tax rate on long-term capital gains is generally 20%.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO RealRetirement® Funds will not be able to offset gains realized by one Underlying Fund in which the Funds invest against losses realized by another Underlying Fund in which the Funds invest. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO RealRetirement® Funds. The Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

For shares of the Funds redeemed after January 1, 2012, your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all fund positions for all of your accounts as well as to all future funds added, unless otherwise indicated by you.

Mutual fund shares acquired prior to January 1, 2012, are not covered by cost basis regulations. When available, average cost will be reported to investors who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.

When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship (JWROS), unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedents portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.

Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Potential Pass-Through of Tax Credits

If a Fund invests in Build America Bonds, created by the American Recovery and Reinvestment Act of 2009, or any other qualified tax credit bonds, the investment will result in taxable income to such Fund. The applicable Fund may elect to pass through to shareholders the applicable interest income and available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal tax returns against their income tax, including alternative minimum tax, liability. However, such tax credits are generally not refundable. There is no assurance that a Fund will elect to pass through any such income and credits.

Backup Withholding

A Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by the Fund.

Short Sales

Certain Funds, particularly the PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO StocksPLUS® AR Short Strategy and PIMCO Worldwide Fundamental Advantage AR Strategy Funds, may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Certain Funds may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations or foreign governments, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. Funds that have at least 50% of their assets invested in other regulated investment companies at the end of each quarter (“Fund of Funds”) may also be eligible to make this election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Trust. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

IRAs and Other Retirement Plans

If you invest in a Fund through an IRA or other retirement plan you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59 1/2 and, under current law, there are minimum distribution requirements applicable to IRAs or retirement plans at age 70 1/2.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains generally will not be subject to withholding of U.S. federal income tax.

A Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions are generally not subject to U.S. tax withholding. The provision is currently scheduled to expire for the Funds’ tax year beginning after March 31, 2014. There can be no assurance that the provision will be extended. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INF ORMATION

Capitalization

The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated December 15, 2010. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Information on PIMCO Global Bond Fund (U.S. Dollar-Hedged)

The table below sets forth the average annual total return of certain classes of shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) (which was a series of PIMCO Advisors Funds (“PAF”) prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2013. Accordingly, “Inception Date of Fund” refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of PIMCO Global Bond Fund (U.S. Dollar-Hedged), total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administrative fee charges.

Total Return for Periods Ended March 31, 2013†

	Class*	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class

PIMCO Global Bond (U.S. Dollar-Hedged)	Institutional Return Before Taxes	8.77%	7.38%	6.05%	7.32%	10/2/1995	2/25/1998
	Institutional Return After Taxes on Distributions†	6.46%	5.28%	4.19%	4.77%
	Institutional Return After Taxes on Distributions and Sale of Fund Shares†	5.54%	4.95%	4.05%	4.68%

	Class A Return Before Taxes	4.33%	6.16%	5.24%	6.67%		10/2/1995
	Class A Return After Taxes on Distributions†	2.24%	4.22%	3.53%	4.28%
	Class A Return After Taxes on Distributions and Sale of Fund Shares†	2.98%	4.05%	3.46%	4.22%

	Class B Return Before Taxes	4.09%	6.10%	5.09%	6.57%		10/2/1995
	Class C Return Before Taxes	6.59%	6.18%	4.85%	6.10%		10/2/1995

(†)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class A shares only. After-tax returns for Class B and Class C shares will vary.

(*)

Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administrative fee charges, which are lower for Institutional Class shares (at a differential of 0.15% per annum).

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the PIMCO Global Bond Fund (U.S. Dollar-Hedged) is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) resulted in performance for the period shown that is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class’ actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

Total Return for Periods Ended March 31, 2013

(with no adjustment for operating expenses of the Institutional Class for periods prior to its Inception Date)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
PIMCO Global Bond (U.S. Dollar-Hedged)	Institutional	8.77%	7.38%	6.05%	7.26%

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Emerging Markets Full Spectrum Bond, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO RealRetirement® Funds will vote shares of each Underlying PIMCO Fund which they own in proportion to the votes of all other shareholders in the Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Control Persons and Principal Holders of Securities

As of July 3, 2013, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds.

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

ALL ASSET ALL AUTHORITY FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	140,161,873.68	*	28.91%
ALL ASSET ALL AUTHORITY FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	62,385,024.35		12.87%
ALL ASSET ALL AUTHORITY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	45,701,914.35		9.43%
ALL ASSET ALL AUTHORITY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	41,144,974.98		8.49%
ALL ASSET ALL AUTHORITY FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	34,401,765.77		7.10%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

ALL ASSET ALL AUTHORITY FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	34,377,881.38		7.09%
ALL ASSET ALL AUTHORITY FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	25,337,651.42		5.23%
ALL ASSET ALL AUTHORITY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	80,831,378.28		18.67%
ALL ASSET ALL AUTHORITY FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	66,014,424.37		15.25%
ALL ASSET ALL AUTHORITY FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	54,168,201.52		12.51%
ALL ASSET ALL AUTHORITY FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	48,725,052.83		11.25%
ALL ASSET ALL AUTHORITY FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	31,718,676.92		7.33%
ALL ASSET ALL AUTHORITY FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	30,536,363.81		7.05%
ALL ASSET ALL AUTHORITY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	24,413,597.55		5.64%
ALL ASSET ALL AUTHORITY FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22,714,859.50		5.25%
ALL ASSET ALL AUTHORITY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	63,974,412.22	*	37.18%
ALL ASSET ALL AUTHORITY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	53,765,594.08	*	31.25%
ALL ASSET ALL AUTHORITY FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	26,267,262.97		15.27%
ALL ASSET ALL AUTHORITY FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	11,062,302.25		6.43%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

ALL ASSET ALL AUTHORITY FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	348,449,876.34		21.87%
ALL ASSET ALL AUTHORITY FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	307,608,985.17		19.31%
ALL ASSET ALL AUTHORITY FUND	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	126,515,989.68		7.94%
ALL ASSET ALL AUTHORITY FUND	Institutional	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	115,562,030.75		7.25%
ALL ASSET ALL AUTHORITY FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	111,067,407.31		6.97%
ALL ASSET ALL AUTHORITY FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	190,103,770.48	*	32.38%
ALL ASSET ALL AUTHORITY FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	144,277,729.76		24.58%
ALL ASSET ALL AUTHORITY FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	84,520,842.37		14.40%
ALL ASSET ALL AUTHORITY FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	46,997,869.20		8.01%
ALL ASSET ALL AUTHORITY FUND	P	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	32,870,240.16		5.60%
ALL ASSET FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	27,124,815.25		15.18%
ALL ASSET FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	23,668,679.90		13.24%
ALL ASSET FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	20,081,277.66		11.24%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

ALL ASSET FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	15,712,700.49		8.79%
ALL ASSET FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15,518,155.68		8.68%
ALL ASSET FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,236,134.99		6.85%
ALL ASSET FUND	Administrative	**	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS-TRADING OPS XXXXX 601 CONGRESS ST BOSTON MA 02210-2804	18,477,348.76	*	45.64%
ALL ASSET FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	14,135,906.46	*	34.92%
ALL ASSET FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	348,461.62		19.48%
ALL ASSET FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	329,409.51		18.41%
ALL ASSET FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	200,963.28		11.23%
ALL ASSET FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	194,880.78		10.89%
ALL ASSET FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	175,612.50		9.82%
ALL ASSET FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	142,141.99		7.95%
ALL ASSET FUND	B	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	111,211.08		6.22%
ALL ASSET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	26,389,208.17		15.57%
ALL ASSET FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23,891,348.15		14.09%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

ALL ASSET FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	21,030,126.73		12.40%
ALL ASSET FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	19,645,024.15		11.59%
ALL ASSET FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17,836,438.08		10.52%
ALL ASSET FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	13,404,777.63		7.91%
ALL ASSET FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	32,223,295.97	*	37.97%
ALL ASSET FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	31,586,991.40	*	37.22%
ALL ASSET FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	7,241,695.82		8.53%
ALL ASSET FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	5,003,936.66		5.90%
ALL ASSET FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	364,563,440.56		16.91%
ALL ASSET FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	260,331,700.07		12.08%
ALL ASSET FUND	Institutional	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	110,547,886.93		5.13%
ALL ASSET FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	42,129,900.03	*	36.26%
ALL ASSET FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25,853,029.23		22.25%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

ALL ASSET FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15,795,466.81		13.60%
ALL ASSET FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10,170,510.00		8.75%
ALL ASSET FUND	R	**	ING NATIONAL TRUST, 1 ORANGE WAY, WINDSOR CT 06095-4773	4,417,790.25	*	36.37%
ALL ASSET FUND	R	**	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156-0001	1,159,322.40		9.54%
ALL ASSET FUND	R	**	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	930,970.72		7.66%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,379,620.89	*	25.36%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,078,055.02		19.82%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	792,678.53		14.57%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	708,202.59		13.02%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	344,331.08		6.33%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	394,379.85	*	31.35%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	208,082.50		16.54%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	149,299.67		11.87%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	130,852.96		10.40%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	92,427.76		7.35%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	331,774.98	*	61.59%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	143,626.45	*	26.66%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,607,048.89	*	55.43%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	788,049.80		9.48%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	505,920.85		6.09%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	541,011.05	*	39.41%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	451,949.63	*	32.92%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	184,644.31		13.45%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	140,636.18		10.24%
CALIFORNIA MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	73,647.58	*	63.40%
CALIFORNIA MUNICIPAL BOND FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22,745.61		19.58%
CALIFORNIA MUNICIPAL BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	7,763.23		6.68%
CALIFORNIA MUNICIPAL BOND FUND	C	**	U S BANCORP INVESTMENTS INC, FBO XXXXX, 60 LIVINGSTON AVENUE ST PAUL MN 55107-2292	10,085.12	*	59.95%
CALIFORNIA MUNICIPAL BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,990.99	*	29.67%
CALIFORNIA MUNICIPAL BOND FUND	C	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,015.25		6.04%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

CALIFORNIA MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14,680.37	*	39.75%
CALIFORNIA MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	11,092.78	*	30.03%
CALIFORNIA MUNICIPAL BOND FUND	D	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7,600.80		20.58%
CALIFORNIA MUNICIPAL BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	3,317.30		8.98%
CALIFORNIA MUNICIPAL BOND FUND	Institutional	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	308,083.63	*	75.65%
CALIFORNIA MUNICIPAL BOND FUND	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	36,719.72		9.02%
CALIFORNIA MUNICIPAL BOND FUND	Institutional	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	29,407.53		7.22%
CALIFORNIA MUNICIPAL BOND FUND	P	**	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE SAN FRANCISCO CA 92121-1968	9,735.33	*	74.40%
CALIFORNIA MUNICIPAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	2,324.79		17.77%
CALIFORNIA MUNICIPAL BOND FUND	P	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,025.87		7.84%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,391,289.42	*	30.54%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	2,481,079.27		22.35%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,404,942.77		12.65%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,270,250.80		11.44%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,009,788.77		9.09%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	743,818.32		6.70%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	96,058.23	*	25.70%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	90,437.82		24.20%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	74,317.38		19.88%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	69,707.16		18.65%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	594,316.46	*	72.98%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	105,642.08		12.97%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,795,772.62	*	45.28%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,717,079.65	*	44.01%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,255,482.77	*	45.84%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	717,410.03	*	26.20%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	327,289.66		11.95%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	310,715.56		11.35%
COMMODITIESPLUS SHORT STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	107,392.58	*	30.18%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

COMMODITIESPLUS SHORT STRATEGY FUND	A	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	70,845.76		19.91%
COMMODITIESPLUS SHORT STRATEGY FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	33,180.03		9.33%
COMMODITIESPLUS SHORT STRATEGY FUND	A	**	OPPENHEIMER & CO INC, FBO ENMR TELEPHONE COOPERATIVE INC, PREFERENCE PO BOX 1450 CLOVIS NM 88102-1450	23,558.28		6.62%
COMMODITIESPLUS SHORT STRATEGY FUND	A	**	OPPENHEIMER & CO INC. FBO, PLATEAU TELECOMMUNICATIONS, INC., PREFERENCE ADVISORY ACCOUNT PO BOX 1450 CLOVIS NM 88102-1450	23,312.88		6.55%
COMMODITIESPLUS SHORT STRATEGY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	77,776.13	*	79.08%
COMMODITIESPLUS SHORT STRATEGY FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	10,991.51		11.18%
COMMODITIESPLUS SHORT STRATEGY FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	752,587.75	*	82.16%
COMMODITIESPLUS SHORT STRATEGY FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	95,168.08		10.39%
COMMODITIESPLUS SHORT STRATEGY FUND	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	60,425.52	*	56.09%
COMMODITIESPLUS SHORT STRATEGY FUND	Institutional	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	27,347.09	*	25.39%
COMMODITIESPLUS SHORT STRATEGY FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	13,995.47		12.99%
COMMODITIESPLUS SHORT STRATEGY FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,913.93		5.49%
COMMODITIESPLUS SHORT STRATEGY FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	159,665.88	*	99.27%
COMMODITIESPLUS STRATEGY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,527,688.33	*	61.70%
COMMODITIESPLUS STRATEGY FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,300,895.32		17.73%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

COMMODITIESPLUS STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	509,194.31		6.94%
COMMODITIESPLUS STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	216,623.76	*	29.06%
COMMODITIESPLUS STRATEGY FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	116,865.82		15.67%
COMMODITIESPLUS STRATEGY FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	85,047.93		11.41%
COMMODITIESPLUS STRATEGY FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	57,761.51		7.75%
COMMODITIESPLUS STRATEGY FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	47,349.53		6.35%
COMMODITIESPLUS STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,257,634.60	*	74.54%
COMMODITIESPLUS STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	519,752.16		11.89%
COMMODITIESPLUS STRATEGY FUND	D	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	229,973.61		5.26%
COMMODITIESPLUS STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	134,576,224.17	*	43.90%
COMMODITIESPLUS STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	56,978,650.81		18.59%
COMMODITIESPLUS STRATEGY FUND	Institutional	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	27,009,882.33		8.81%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

COMMODITIESPLUS STRATEGY FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	25,759,235.34	8.40%
COMMODITIESPLUS STRATEGY FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	17,876,661.04	5.83%
COMMODITIESPLUS STRATEGY FUND	R	**	FRONTIER TR CO FBO, RAHE INC 401K PSP, PO BOX 10758 FARGO ND 58106-0758	6,406.65	17.38%
COMMODITIESPLUS STRATEGY FUND	R	**	ATTN NPIO TRADE DESK, DCGT TRUSTEE & OR CUSTODIAN, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	5,995.01	16.26%
COMMODITIESPLUS STRATEGY FUND	R	**	MG TRUST COMPANY CUST FBO, D GARRETT CONSTRUCTION COMPANY IN, 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	5,797.41	15.72%
COMMODITIESPLUS STRATEGY FUND	R	**	FRONTIER TR CO FBO, CHAMPION WIRE & CABLE 401K PLAN XXXXX P O BOX 10758 FARGO ND 58106-0758	4,695.81	12.74%
COMMODITIESPLUS STRATEGY FUND	R	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,842.39	7.71%
COMMODITIESPLUS STRATEGY FUND	R	**	FRONTIER TR CO FBO, TLM GROUP 401K RET PLAN XXXXX P O BOX 10758 FARGO ND 58106-0758	2,407.78	6.53%
COMMODITIESPLUS STRATEGY FUND	R	**	ATTN NPIO TRADE DESK, DCGT TRUSTEE & OR CUSTODIAN, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	2,389.73	6.48%
COMMODITIESPLUS STRATEGY FUND	R		CLARK & FALCETTI PROFIT SHARING, PLAN, DOMINIC L FALCETTI & MICHAEL FALCETTI TTEES 725 HIGH ST HOLYOKE MA 01040-4705	2,135.39	5.79%
COMMODITYREALRETURN® STRATEGY FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	49,910,536.44	19.36%
COMMODITYREALRETURN® STRATEGY FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	49,336,485.09	19.14%
COMMODITYREALRETURN® STRATEGY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25,300,759.49	9.81%
COMMODITYREALRETURN® STRATEGY FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	20,027,506.86	7.77%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

COMMODITYREALRETURN® STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	18,738,571.48		7.27%
COMMODITYREALRETURN® STRATEGY FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	16,305,940.15		6.32%
COMMODITYREALRETURN® STRATEGY FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	19,009,851.03	*	35.80%
COMMODITYREALRETURN® STRATEGY FUND	Administrative	**	BNYM IS TRUST CO FBO WRAP CLIENTS, 760 MOORE RD, XXXXX KNG OF PRUSSA PA 19406-1212	15,457,591.51	*	29.11%
COMMODITYREALRETURN® STRATEGY FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	684,951.68	*	25.33%
COMMODITYREALRETURN® STRATEGY FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	486,686.49		18.00%
COMMODITYREALRETURN® STRATEGY FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	268,029.63		9.91%
COMMODITYREALRETURN® STRATEGY FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	264,242.62		9.77%
COMMODITYREALRETURN® STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25,807,721.29		23.94%
COMMODITYREALRETURN® STRATEGY FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	18,647,270.88		17.30%
COMMODITYREALRETURN® STRATEGY FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,216,709.58		10.41%
COMMODITYREALRETURN® STRATEGY FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	9,514,706.30		8.83%
COMMODITYREALRETURN® STRATEGY FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8,134,425.63		7.55%
COMMODITYREALRETURN® STRATEGY FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7,125,777.39		6.61%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

COMMODITYREALRETURN® STRATEGY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	6,246,937.53		5.80%
COMMODITYREALRETURN® STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	72,170,346.54	*	45.97%
COMMODITYREALRETURN® STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	45,490,725.77	*	28.98%
COMMODITYREALRETURN® STRATEGY FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	12,443,079.43		7.93%
COMMODITYREALRETURN® STRATEGY FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	469,809,746.01		21.93%
COMMODITYREALRETURN® STRATEGY FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	412,198,110.97		19.24%
COMMODITYREALRETURN® STRATEGY FUND	Institutional	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	272,169,371.95		12.70%
COMMODITYREALRETURN® STRATEGY FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	215,971,576.22		10.08%
COMMODITYREALRETURN® STRATEGY FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	92,955,554.06	*	32.39%
COMMODITYREALRETURN® STRATEGY FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	77,748,944.60	*	27.09%
COMMODITYREALRETURN® STRATEGY FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	45,748,676.97		15.94%
COMMODITYREALRETURN® STRATEGY FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	18,699,382.36		6.52%
COMMODITYREALRETURN® STRATEGY FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	16,056,079.96		5.59%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

COMMODITYREALRETURN® STRATEGY FUND	R	**	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156-0001	1,407,909.82		23.72%
COMMODITYREALRETURN® STRATEGY FUND	R	**	SAMMONS FINANCIAL NETWORK, 5801 SW 6TH AVE, TOPEKA KS 66636-1001	1,033,543.51		17.41%
COMMODITYREALRETURN® STRATEGY FUND	R	**	ATTN NPIO TRADE DESK, DCGT TRUSTEE & OR CUSTODIAN, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	445,221.30		7.50%
COMMODITYREALRETURN® STRATEGY FUND	R	**	PIMS/PRUDENTIAL RETIREMENT, AS NOMINEE FOR THE TTEE/CUST XXXXX, CITY OF JERSEY CITY 1 JOURNAL SQUARE PLZ STE 4 JERSEY CITY NJ 07306-4004	390,858.46		6.58%
CONVERTIBLE FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	361,259.26	*	33.32%
CONVERTIBLE FUND	A	**	TRUST COMPANY OF AMERICA, XXXXX, PO BOX 6503 ENGLEWOOD CO 80155-6503	214,275.00		19.76%
CONVERTIBLE FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	118,948.12		10.97%
CONVERTIBLE FUND	A	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	68,896.72		6.35%
CONVERTIBLE FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	66,231.61		6.11%
CONVERTIBLE FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	63,622.93		5.87%
CONVERTIBLE FUND	Administrative	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	25,750.67	*	46.62%
CONVERTIBLE FUND	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	14,238.65	*	25.78%
CONVERTIBLE FUND	Administrative	**	GREAT-WEST TRUST CO LLC FBO PUTNAM, FBO RECORDKEEPING FOR VARIOUS BENEF, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13,575.57		24.58%
CONVERTIBLE FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	67,827.49		22.55%
CONVERTIBLE FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	63,138.00		20.99%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

CONVERTIBLE FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	47,634.23		15.84%
CONVERTIBLE FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	37,159.98		12.36%
CONVERTIBLE FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	21,359.98		7.10%
CONVERTIBLE FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	183,075.62	*	47.70%
CONVERTIBLE FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	119,224.68	*	31.06%
CONVERTIBLE FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	62,438.90		16.27%
CONVERTIBLE FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	12,769,003.11	*	50.26%
CONVERTIBLE FUND	Institutional	**	CHARLES SCHWAB & CO INC, SEPCIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,494,987.00		17.69%
CONVERTIBLE FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	2,345,181.25		9.23%
CONVERTIBLE FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,900,395.82		7.48%
CONVERTIBLE FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	147,512.10	*	88.69%
CONVERTIBLE FUND	P	**	JANNEY MONTGOMERY SCOTT LLC, EXCLUSIVE BENEFIT OF CUSTOMERS, 1801 MARKET ST PHILADELPHIA PA 19103-1610	10,579.04		6.36%
CREDIT ABSOLUTE RETURN	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,218,280.06	*	37.01%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

CREDIT ABSOLUTE RETURN	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	522,434.96		15.87%
CREDIT ABSOLUTE RETURN	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	355,002.51		10.79%
CREDIT ABSOLUTE RETURN	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	177,571.76		5.39%
CREDIT ABSOLUTE RETURN	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	173,342.36		5.27%
CREDIT ABSOLUTE RETURN	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	278,409.31	*	26.28%
CREDIT ABSOLUTE RETURN	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	275,399.27	*	25.99%
CREDIT ABSOLUTE RETURN	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	169,766.28		16.02%
CREDIT ABSOLUTE RETURN	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	67,419.59		6.36%
CREDIT ABSOLUTE RETURN	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,167,608.66	*	47.58%
CREDIT ABSOLUTE RETURN	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	980,059.87	*	39.94%
CREDIT ABSOLUTE RETURN	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	80,042,978.94	*	59.30%
CREDIT ABSOLUTE RETURN	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	37,966,190.06	*	28.13%
CREDIT ABSOLUTE RETURN	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	7,204,514.66		5.34%
CREDIT ABSOLUTE RETURN	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,355,980.12	*	42.34%
CREDIT ABSOLUTE RETURN	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	1,203,107.53	*	37.57%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

CREDIT ABSOLUTE RETURN	P	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	199,975.87		6.24%
CREDIT ABSOLUTE RETURN	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	180,708.60		5.64%
CREDIT ABSOLUTE RETURN	R	**	CAMTRU LLC, 1411 THIRD STREET 4TH FLOOR, PORT HURON MI 48060-5480	54,047.02	*	97.47%
DEVELOPING LOCAL MARKETS FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,987,309.21		21.32%
DEVELOPING LOCAL MARKETS FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,402,426.88		15.04%
DEVELOPING LOCAL MARKETS FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	970,905.45		10.41%
DEVELOPING LOCAL MARKETS FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	957,822.35		10.27%
DEVELOPING LOCAL MARKETS FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	921,920.00		9.89%
DEVELOPING LOCAL MARKETS FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	690,450.11	*	89.81%
DEVELOPING LOCAL MARKETS FUND	Administrative	**	WELLS FARGO BANK FBO, VARIOUS RETIREMENT PLANS XXXXX NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	42,228.58		5.49%
DEVELOPING LOCAL MARKETS FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	744,040.05		17.60%
DEVELOPING LOCAL MARKETS FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	688,679.58		16.29%
DEVELOPING LOCAL MARKETS FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	611,653.68		14.47%
DEVELOPING LOCAL MARKETS FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	439,566.47		10.40%
DEVELOPING LOCAL MARKETS FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	371,501.81		8.79%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

DEVELOPING LOCAL MARKETS FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	332,133.36		7.86%
DEVELOPING LOCAL MARKETS FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	303,415.01		7.18%
DEVELOPING LOCAL MARKETS FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,947,017.64	*	42.97%
DEVELOPING LOCAL MARKETS FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,412,563.85	*	29.64%
DEVELOPING LOCAL MARKETS FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,537,776.88		13.36%
DEVELOPING LOCAL MARKETS FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	280,750,151.69	*	45.10%
DEVELOPING LOCAL MARKETS FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	224,213,820.64	*	36.02%
DEVELOPING LOCAL MARKETS FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	31,737,644.39		5.10%
DEVELOPING LOCAL MARKETS FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,380,631.48	*	40.32%
DEVELOPING LOCAL MARKETS FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	1,855,081.16		22.13%
DEVELOPING LOCAL MARKETS FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	514,697.29		6.14%
DIVERSIFIED INCOME FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,774,585.77		19.75%
DIVERSIFIED INCOME FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,536,445.78		10.49%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

DIVERSIFIED INCOME FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,505,037.38		10.36%
DIVERSIFIED INCOME FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	2,198,007.14		9.09%
DIVERSIFIED INCOME FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,028,786.56		8.39%
DIVERSIFIED INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,009,426.50		8.31%
DIVERSIFIED INCOME FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,604,295.94		6.64%
DIVERSIFIED INCOME FUND	Administrative	**	VANGUARD FIDUCIARY TRUST CO, 100 VANGUARD BLVD VM-613, OUTSIDE FUNDS MALVERN PA 19355-2331	467,458.86	*	46.71%
DIVERSIFIED INCOME FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	206,095.97		20.59%
DIVERSIFIED INCOME FUND	Administrative	**	VANGUARD FIDUCIARY TRUST COMPANY, FBO SSOE INC, 100 VANGUARD BLVD MALVERN PA 19355-2331	139,375.74		13.93%
DIVERSIFIED INCOME FUND	Administrative	**	GREAT-WEST TRUST CO LLC FBO PUTNAM, FBO RECORDKEEPING FOR VARIOUS BENEF, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	93,752.24		9.37%
DIVERSIFIED INCOME FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	99,322.53		22.51%
DIVERSIFIED INCOME FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	61,104.09		13.85%
DIVERSIFIED INCOME FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	58,518.06		13.26%
DIVERSIFIED INCOME FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	54,687.42		12.40%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

DIVERSIFIED INCOME FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	39,320.59		8.91%
DIVERSIFIED INCOME FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	38,626.94		8.76%
DIVERSIFIED INCOME FUND	B	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	24,118.11		5.47%
DIVERSIFIED INCOME FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,124,649.24		18.71%
DIVERSIFIED INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,231,604.09		13.36%
DIVERSIFIED INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,988,778.39		11.91%
DIVERSIFIED INCOME FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,602,847.73		9.60%
DIVERSIFIED INCOME FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,129,053.33		6.76%
DIVERSIFIED INCOME FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,033,278.33		6.19%
DIVERSIFIED INCOME FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,026,779.84		6.15%
DIVERSIFIED INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	983,229.44		5.89%
DIVERSIFIED INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	6,356,543.13	*	48.38%
DIVERSIFIED INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,706,532.12	*	35.82%
DIVERSIFIED INCOME FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	735,572.50		5.60%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

DIVERSIFIED INCOME FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	170,151,801.43	*	33.15%
DIVERSIFIED INCOME FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	103,866,386.41		20.23%
DIVERSIFIED INCOME FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	44,032,163.25		8.58%
DIVERSIFIED INCOME FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	40,751,435.41		7.94%
DIVERSIFIED INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,655,539.66	*	49.60%
DIVERSIFIED INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	1,791,300.02		19.08%
DIVERSIFIED INCOME FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,548,047.80		16.49%
DIVERSIFIED INCOME FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	932,754.98		9.94%
EM FULL SPECTRUM BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	31,239.12	*	35.54%
EM FULL SPECTRUM BOND FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	29,390.97	*	33.44%
EM FULL SPECTRUM BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	11,685.77		13.29%
EM FULL SPECTRUM BOND FUND	A	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	8,162.48		9.29%
EM FULL SPECTRUM BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	38,870.79	*	75.85%
EM FULL SPECTRUM BOND FUND	C	**	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,972.20		7.75%
EM FULL SPECTRUM BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	267,296.76	*	62.47%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

EM FULL SPECTRUM BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	134,979.93	*	31.54%
EM FULL SPECTRUM BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	11,764,075.69	*	71.73%
EM FULL SPECTRUM BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,457,565.90		21.08%
EM FULL SPECTRUM BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10,760.32	*	91.40%
EM FULL SPECTRUM BOND FUND	P	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,012.96		8.60%
EM FUNDAMENTAL INDEXPLUS AR FUND	A		JAMES JUDSON BALDING TTEE, J & D BALDING FAMILY TRUST, U/A DTD 05/11/2009 THE ANT GROUP 18025 SKY PARK CIR STE K IRVINE CA 92614-6598	9,174.31	*	56.88%
EM FUNDAMENTAL INDEXPLUS AR FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3,107.36		19.26%
EM FUNDAMENTAL INDEXPLUS AR FUND	A	**	STOCKCROSS FINANCIAL SERVICES, STOCKCROSS FINANCIAL SVCS C/F, NEIL COWEN IRA 5642 S NOME ST ENGLEWOOD CO 80111-4160	1,581.92		9.81%
EM FUNDAMENTAL INDEXPLUS AR FUND	A	**	STOCKCROSS FINANCIAL SERVICES, STOCKCROSS FINANCIAL SVCS C/F, AMY COWEN IRA 5642 S NOME ST ENGLEWOOD CO 80111-4160	1,242.94		7.71%
EM FUNDAMENTAL INDEXPLUS AR FUND	A	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,023.54		6.35%
EM FUNDAMENTAL INDEXPLUS AR FUND	Administrative	**	SAXON & CO, FBO XXXXX, PO BOX 7780 PHILADELPHIA PA 19182-0001	11,533.15	*	90.58%
EM FUNDAMENTAL INDEXPLUS AR FUND	Administrative	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,199.18		9.42%
EM FUNDAMENTAL INDEXPLUS AR FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	8,609.62	*	84.59%
EM FUNDAMENTAL INDEXPLUS AR FUND	C	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,023.54		10.06%
EM FUNDAMENTAL INDEXPLUS AR FUND	C	**	ROBERT W BAIRD & CO INC, A/C XXXXX, 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	545.26		5.36%
EM FUNDAMENTAL INDEXPLUS AR FUND	D	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,023.54	*	53.03%
EM FUNDAMENTAL INDEXPLUS AR FUND	D	**	E*TRADE CLEARING LLC, XXXXX, PO BOX 484 JERSEY CITY NJ 07303-0484	564.97	*	29.27%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

EM FUNDAMENTAL INDEXPLUS AR FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	341.60		17.70%
EM FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	305,958,609.08	*	50.68%
EM FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	215,620,645.75	*	35.72%
EM FUNDAMENTAL INDEXPLUS AR FUND	Institutional		PIMCO EM FUNDAMENTAL INDEXPLUS TR, STRATEGY FUND XXXXX, 2501 COOLIDGE RD STE 400 EAST LANSING MI 48823-6352	64,284,662.14		10.65%
EM FUNDAMENTAL INDEXPLUS AR FUND	P	**	LPL FBO LPL CUSTOMERS, ATTN MUTUAL FUND OPERATIONS, 1 BEACON ST FL 22 BOSTON MA 02108-3106	299,771.78	*	83.69%
EM FUNDAMENTAL INDEXPLUS AR FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	47,275.06		13.20%
EMERGING LOCAL BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10,046,859.86		23.09%
EMERGING LOCAL BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6,739,348.91		15.49%
EMERGING LOCAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,613,639.07		12.90%
EMERGING LOCAL BOND FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4,447,520.01		10.22%
EMERGING LOCAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,176,737.87		9.60%
EMERGING LOCAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,742,320.18		8.60%
EMERGING LOCAL BOND FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,421,928.93	*	72.93%
EMERGING LOCAL BOND FUND	Administrative	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	267,628.58		5.70%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

EMERGING LOCAL BOND FUND	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	246,383.11		5.25%
EMERGING LOCAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,167,851.32		19.94%
EMERGING LOCAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,147,083.29		19.81%
EMERGING LOCAL BOND FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,874,485.92		11.80%
EMERGING LOCAL BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,708,907.99		10.76%
EMERGING LOCAL BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,621,547.02		10.21%
EMERGING LOCAL BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	998,789.40		6.29%
EMERGING LOCAL BOND FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	31,593,375.15	*	39.36%
EMERGING LOCAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21,231,393.90	*	26.45%
EMERGING LOCAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	12,476,108.69		15.54%
EMERGING LOCAL BOND FUND	D	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GENWORTH FINANCIAL WEALTH, MANAGEMENT & MUTUAL FUND CLIENTS FBO OTHER CUSTODIAL ACCOUNTS 3200 NORTH CENTRAL AVENUE PHOENIX AZ 85012-2468	8,070,103.67		10.05%
EMERGING LOCAL BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	4,299,490.79		5.36%
EMERGING LOCAL BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	249,616,770.95		21.84%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

EMERGING LOCAL BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	242,730,773.72		21.24%
EMERGING LOCAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	198,573,784.43		17.38%
EMERGING LOCAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	150,898,342.44		13.20%
EMERGING LOCAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	34,700,683.57	*	34.91%
EMERGING LOCAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,440,785.93		15.53%
EMERGING LOCAL BOND FUND	P	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,841,005.32		6.88%
EMERGING LOCAL BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5,792,911.40		5.83%
EMERGING LOCAL BOND FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,756,980.48		5.79%
EMERGING MARKETS AND INFRASTRUCTURE BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	37,806,249.50	*	43.96%
EMERGING MARKETS AND INFRASTRUCTURE BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	21,094,906.21		24.53%
EMERGING MARKETS AND INFRASTRUCTURE BOND FUND	Institutional	**	STATE STREET KANSAS CITY FBO, PIMCO GLOBAL MULTI-ASSET FND, ATTN: CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	7,102,772.45		8.26%
EMERGING MARKETS BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	14,582,592.64	*	27.01%
EMERGING MARKETS BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	9,431,422.38		17.47%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

EMERGING MARKETS BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,999,480.24	9.26%
EMERGING MARKETS BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,633,759.23	6.73%
EMERGING MARKETS BOND FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,539,011.06	6.55%
EMERGING MARKETS BOND FUND	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	359,583.12	20.43%
EMERGING MARKETS BOND FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	318,295.76	18.08%
EMERGING MARKETS BOND FUND	Administrative	**	TRUST COMPANY OF AMERICA, XXXXX, PO BOX 6503 ENGLEWOOD CO 80155-6503	288,982.29	16.42%
EMERGING MARKETS BOND FUND	Administrative	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	248,250.93	14.10%
EMERGING MARKETS BOND FUND	Administrative	**	STRAFE & CO, FBO DMP CAPITAL MANAGEMENT LLC XXXXX PO BOX 6924 NEWARK DE 19714-6924	237,290.00	13.48%
EMERGING MARKETS BOND FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	54,984.45	19.32%
EMERGING MARKETS BOND FUND	B	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	51,842.49	18.22%
EMERGING MARKETS BOND FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	42,823.18	15.05%
EMERGING MARKETS BOND FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	31,531.85	11.08%
EMERGING MARKETS BOND FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27,020.40	9.50%
EMERGING MARKETS BOND FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	18,023.17	6.33%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

EMERGING MARKETS BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,003,319.63		16.82%
EMERGING MARKETS BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,793,096.43		15.65%
EMERGING MARKETS BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,469,804.14		13.83%
EMERGING MARKETS BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,923,060.90		10.77%
EMERGING MARKETS BOND FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,879,743.75		10.53%
EMERGING MARKETS BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,362,134.00		7.63%
EMERGING MARKETS BOND FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,237,209.25		6.93%
EMERGING MARKETS BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	17,848,230.52	*	49.65%
EMERGING MARKETS BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	9,566,261.28	*	26.61%
EMERGING MARKETS BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	2,293,342.25		6.38%
EMERGING MARKETS BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	147,335,970.18	*	31.62%
EMERGING MARKETS BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	92,629,550.03		19.88%
EMERGING MARKETS BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	42,745,564.42		9.17%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

EMERGING MARKETS BOND FUND	Institutional	**	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533 MINNEAPOLIS MN 55480-1533	41,751,909.66		8.96%
EMERGING MARKETS BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	30,042,525.35		6.45%
EMERGING MARKETS BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	17,830,208.15	*	56.91%
EMERGING MARKETS BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,203,142.87		13.42%
EMERGING MARKETS BOND FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,431,305.39		7.76%
EMERGING MARKETS BOND FUND	P	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,002,897.64		6.39%
EMERGING MARKETS BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,820,427.55		5.81%
EMERGING MARKETS CORPORATE BOND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	436,104.80	*	56.33%
EMERGING MARKETS CORPORATE BOND	A	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	124,152.09		16.04%
EMERGING MARKETS CORPORATE BOND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	103,293.47		13.34%
EMERGING MARKETS CORPORATE BOND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	37,028.96	*	26.28%
EMERGING MARKETS CORPORATE BOND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	21,821.99		15.49%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

EMERGING MARKETS CORPORATE BOND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13,504.84		9.58%
EMERGING MARKETS CORPORATE BOND	C	**	WILLIAM BLAIR & CO. L.L.C., SUSAN HIRSCH SCHWARTZ TRUSTEE, 222 WEST ADAMS STREET CHICAGO IL 60606-5237	8,438.48		5.99%
EMERGING MARKETS CORPORATE BOND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7,783.33		5.52%
EMERGING MARKETS CORPORATE BOND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	109,263.62	*	87.62%
EXTENDED DURATION FUND	Institutional	**	PRINCIPAL LIFE INSURANCE COMPANY, FBO PRINCIPAL FINANCIAL GROUP, OMNIBUS WRAPPED 711 HIGH ST DES MOINES IA 50392-0001	6,660,351.46		19.25%
EXTENDED DURATION FUND	Institutional	**	MAC & CO A/C XXXXX, ATTN MUTUAL FUND OPS, PO BOX 3198 PITTSBURGH PA 15230-3198	5,866,954.74		16.96%
EXTENDED DURATION FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	5,067,335.68		14.65%
EXTENDED DURATION FUND	Institutional	**	DINGLE & CO, C/O COMERICA BANK, ATTN XXXXX PO BOX 75000 DETROIT MI 48275-0001	4,463,871.80		12.90%
EXTENDED DURATION FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,848,263.18		8.23%
EXTENDED DURATION FUND	Institutional	**	WELLS FARGO BANK NA FBO, OMNIBUS ACCT REINV/REINV, 733 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55479-0001	2,646,831.84		7.65%
EXTENDED DURATION FUND	P	**	MASSACHUSETTS MUTUAL INSURANCE, COMPANY, ATTN RS FUNDS OPERATIONS XXXXX 1295 STATE ST SPRINGFIELD MA 01111-0001	1,761,531.21	*	66.34%
EXTENDED DURATION FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	636,428.91		23.97%
EXTENDED DURATION FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	162,523.19		6.12%
FLOATING INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,683,624.56		16.19%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FLOATING INCOME FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3,406,906.17		14.97%
FLOATING INCOME FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	2,828,723.26		12.43%
FLOATING INCOME FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,435,565.61		10.70%
FLOATING INCOME FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,325,124.32		10.22%
FLOATING INCOME FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,123,511.69		9.33%
FLOATING INCOME FUND	Administrative	**	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355-2331	9,576.74	*	38.80%
FLOATING INCOME FUND	Administrative	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7,580.13	*	30.71%
FLOATING INCOME FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,503.69		14.19%
FLOATING INCOME FUND	Administrative	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,839.45		11.50%
FLOATING INCOME FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,190,969.63		15.37%
FLOATING INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,028,783.08		14.23%
FLOATING INCOME FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,821,069.28		12.77%
FLOATING INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,716,525.82		12.04%
FLOATING INCOME FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,474,534.46		10.34%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FLOATING INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	971,101.45		6.81%
FLOATING INCOME FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	839,574.76		5.89%
FLOATING INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,345,550.52	*	34.95%
FLOATING INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,261,546.80	*	32.77%
FLOATING INCOME FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	338,768.88		8.80%
FLOATING INCOME FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	327,808.46		8.52%
FLOATING INCOME FUND	D	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	197,425.95		5.13%
FLOATING INCOME FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	212,905,194.36	*	46.79%
FLOATING INCOME FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	205,519,464.26	*	45.17%
FLOATING INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,930,706.13	*	73.13%
FLOATING INCOME FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,188,967.17		7.95%
FLOATING INCOME FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	944,236.96		6.32%
FLOATING INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	769,024.17		5.14%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	10,033,873.44	*	27.82%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,974,599.07		16.57%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,155,104.01		11.52%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	3,947,978.03		10.95%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,191,048.60		8.85%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Administrative	**	CHARLES SCHWAB & CO SPECIAL CUSTODY, ACCT FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	440,565.30	*	27.14%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	415,596.28	*	25.60%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	281,887.16		17.36%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Administrative	**	COMMUNITY BANK NA AS CUSTODIAN, FBO UBS PR CLIENTS, ATTN BENEFIT PLAN ADMINISTRATORS 6 RHOADS DR UTICA NY 13502-6317	136,439.03		8.40%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Administrative	**	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355-2331	136,316.88		8.40%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,952.91	*	27.19%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5,820.27		17.68%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,318.61		16.15%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,744.25		14.41%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,652.76		8.06%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	852,913.81		16.36%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	667,261.41		12.80%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	567,172.46		10.88%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	551,366.22		10.57%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	481,462.84		9.23%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	440,371.58		8.44%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	370,754.76		7.11%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	22,551,657.48	*	57.22%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	9,215,900.64		23.38%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	2,272,678.42		5.77%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	134,124,838.11	*	31.87%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Institutional	**	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533 MINNEAPOLIS MN 55480-1533	104,626,231.51		24.86%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	84,036,822.68		19.97%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	28,312,367.92	*	55.50%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6,156,190.68		12.07%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,844,147.03		9.50%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,678,673.19		9.17%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,733,691.28		5.36%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	550,739.86	*	25.97%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	UMB BANK NA, FIDUCIARY FOR VARIOUS TAX DEFERRED, ACCOUNTS ATTN FINANCE DEPARTMENT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	540,169.27	*	25.47%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	234,371.34		11.05%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	SECURITY BENEFIT LIFE INS CO, SBL VARIABLE ANNUITY ACCOUNT XIV, ATTN FINANCE DEPARTMENT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	138,241.61		6.52%
FOREIGN BOND FUND (UNHEDGED)	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	7,126,281.41		24.46%
FOREIGN BOND FUND (UNHEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,666,603.34		12.59%
FOREIGN BOND FUND (UNHEDGED)	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	2,970,385.36		10.20%
FOREIGN BOND FUND (UNHEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,874,530.06		9.87%
FOREIGN BOND FUND (UNHEDGED)	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,421,179.46		8.31%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FOREIGN BOND FUND (UNHEDGED)	A	**	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156-0001	1,479,038.16		5.08%
FOREIGN BOND FUND (UNHEDGED)	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	872,737.95	*	48.12%
FOREIGN BOND FUND (UNHEDGED)	Administrative	**	VRSCO FBO AIGFSB CUST TTEE FBO, UNIVERSITY OF TEXAS 457B ORP, 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	311,595.09		17.18%
FOREIGN BOND FUND (UNHEDGED)	Administrative	**	DELAWARE CHARTER GUARANTEE & TRUST, FBO VARIOUS QUALIFIED PLANS, 711 HIGH ST DES MOINES IA 50392-0001	144,166.42		7.95%
FOREIGN BOND FUND (UNHEDGED)	Administrative	**	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355-2331	122,956.97		6.78%
FOREIGN BOND FUND (UNHEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,751,257.77		22.92%
FOREIGN BOND FUND (UNHEDGED)	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,713,460.00		22.42%
FOREIGN BOND FUND (UNHEDGED)	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	745,351.30		9.75%
FOREIGN BOND FUND (UNHEDGED)	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	720,385.06		9.43%
FOREIGN BOND FUND (UNHEDGED)	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	635,228.76		8.31%
FOREIGN BOND FUND (UNHEDGED)	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	423,840.66		5.55%
FOREIGN BOND FUND (UNHEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	406,677.82		5.32%
FOREIGN BOND FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	40,239,340.78	*	61.33%
FOREIGN BOND FUND (UNHEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	13,872,587.11		21.14%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FOREIGN BOND FUND (UNHEDGED)	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	80,554,631.18	*	25.02%
FOREIGN BOND FUND (UNHEDGED)	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	48,733,350.43		15.14%
FOREIGN BOND FUND (UNHEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	47,449,457.05		14.74%
FOREIGN BOND FUND (UNHEDGED)	Institutional	**	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533 MINNEAPOLIS MN 55480-1533	34,482,483.95		10.71%
FOREIGN BOND FUND (UNHEDGED)	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	29,722,612.52		9.23%
FOREIGN BOND FUND (UNHEDGED)	Institutional	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	18,452,254.95		5.73%
FOREIGN BOND FUND (UNHEDGED)	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	6,573,700.09	*	44.52%
FOREIGN BOND FUND (UNHEDGED)	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,214,142.81		21.77%
FOREIGN BOND FUND (UNHEDGED)	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,801,292.93		12.20%
FOREIGN BOND FUND (UNHEDGED)	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	973,940.27		6.60%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4,576,917.42	*	28.76%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	3,042,282.12		19.11%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,615,922.15		10.15%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,303,172.46		8.19%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,489,736.67		23.42%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	787,906.48		12.39%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	701,646.42		11.03%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	542,627.87		8.53%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	C	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	459,510.06		7.22%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	395,168.13		6.21%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	388,151.81		6.10%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	359,742.17		5.66%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,072,362.94	*	35.66%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,223,270.69		19.47%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	1,444,376.39		12.65%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,259,858.40		11.03%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	D	**	TD AMERITRADE TRUST COMPANY, XXXXX, PO BOX 17748 DENVER CO 80217-0748	588,452.68		5.15%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	427,546,914.33	*	60.07%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	220,294,400.93	*	30.95%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	2,920,975.26	*	27.37%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,730,878.12		16.22%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,492,782.55		13.99%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	929,884.47		8.71%
FUNDAMENTAL ADVANTAGE ABSOLUTE RETURN STRATEGY FUND	P		JANE P HUGGINS, PRIVATE ACCOUNT MANAGEMENT, PO BOX 6525 FLORENCE SC 29502-6525	769,244.11		7.21%
FUNDAMENTAL INDEXPLUS AR FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	11,327,304.46		17.30%
FUNDAMENTAL INDEXPLUS AR FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	10,559,381.13		16.13%
FUNDAMENTAL INDEXPLUS AR FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6,603,249.66		10.09%
FUNDAMENTAL INDEXPLUS AR FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	6,506,629.94		9.94%
FUNDAMENTAL INDEXPLUS AR FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5,913,966.00		9.03%
FUNDAMENTAL INDEXPLUS AR FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,761,670.57	*	96.14%
FUNDAMENTAL INDEXPLUS AR FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,693,896.00		15.49%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FUNDAMENTAL INDEXPLUS AR FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,944,347.52		13.01%
FUNDAMENTAL INDEXPLUS AR FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,603,214.52		11.89%
FUNDAMENTAL INDEXPLUS AR FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,806,008.51		9.26%
FUNDAMENTAL INDEXPLUS AR FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,318,224.16		7.65%
FUNDAMENTAL INDEXPLUS AR FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,159,203.50		7.12%
FUNDAMENTAL INDEXPLUS AR FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,981,124.83		6.54%
FUNDAMENTAL INDEXPLUS AR FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,818,518.33		6.00%
FUNDAMENTAL INDEXPLUS AR FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	49,508,578.33	*	63.37%
FUNDAMENTAL INDEXPLUS AR FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	16,880,463.01		21.61%
FUNDAMENTAL INDEXPLUS AR FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,751,321.29		6.08%
FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	45,438,683.40	*	27.15%
FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	34,666,282.21		20.71%
FUNDAMENTAL INDEXPLUS AR FUND	Institutional		THE UCLA FOUNDATION, C/O UCLA INVESTMENT COMPANY, 12400 WILSHIRE BLVD STE 1000 LOS ANGELES CA 90025-1058	26,007,655.32		15.54%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,017,150.07		5.39%
FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	8,594,293.30		5.13%
FUNDAMENTAL INDEXPLUS AR FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11,457,697.55	*	31.04%
FUNDAMENTAL INDEXPLUS AR FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,405,328.68		22.77%
FUNDAMENTAL INDEXPLUS AR FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	5,899,844.81		15.98%
FUNDAMENTAL INDEXPLUS AR FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,593,761.77		12.44%
GLOBAL ADVANTAGE STRATEGY BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	2,278,169.47	*	26.67%
GLOBAL ADVANTAGE STRATEGY BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,251,250.22		14.65%
GLOBAL ADVANTAGE STRATEGY BOND FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	865,348.86		10.13%
GLOBAL ADVANTAGE STRATEGY BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	857,208.81		10.03%
GLOBAL ADVANTAGE STRATEGY BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	755,407.02		8.84%
GLOBAL ADVANTAGE STRATEGY BOND FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	518,206.54		6.07%
GLOBAL ADVANTAGE STRATEGY BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	537,546.30		17.58%
GLOBAL ADVANTAGE STRATEGY BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	527,188.12		17.25%
GLOBAL ADVANTAGE STRATEGY BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	374,159.50		12.24%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GLOBAL ADVANTAGE STRATEGY BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	328,546.14		10.75%
GLOBAL ADVANTAGE STRATEGY BOND FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	252,777.76		8.27%
GLOBAL ADVANTAGE STRATEGY BOND FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	165,529.72		5.41%
GLOBAL ADVANTAGE STRATEGY BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,695,893.68	*	36.55%
GLOBAL ADVANTAGE STRATEGY BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,617,703.50	*	34.87%
GLOBAL ADVANTAGE STRATEGY BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	519,142.55		11.19%
GLOBAL ADVANTAGE STRATEGY BOND FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	279,943.32		6.03%
GLOBAL ADVANTAGE STRATEGY BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	88,810,765.44		21.36%
GLOBAL ADVANTAGE STRATEGY BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	62,489,359.70		15.03%
GLOBAL ADVANTAGE STRATEGY BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	51,809,115.09		12.46%
GLOBAL ADVANTAGE STRATEGY BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	50,896,937.28		12.24%
GLOBAL ADVANTAGE STRATEGY BOND FUND	Institutional	**	NORTHERN TRUST CO FBO, TRINITY HEALTH, 801 S CANAL ST # XXXXX CHICAGO IL 60607-4715	34,153,882.68		8.22%
GLOBAL ADVANTAGE STRATEGY BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,239,418.84	*	43.50%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GLOBAL ADVANTAGE STRATEGY BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	1,088,449.16		21.14%
GLOBAL ADVANTAGE STRATEGY BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	974,954.34		18.94%
GLOBAL ADVANTAGE STRATEGY BOND FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	405,318.39		7.87%
GLOBAL ADVANTAGE STRATEGY BOND FUND	R	**	ING NATIONAL TRUST, 1 ORANGE WAY, WINDSOR CT 06095-4773	476,771.30	*	82.81%
GLOBAL ADVANTAGE STRATEGY BOND FUND	R	**	SAMMONS FINANCIAL NETWORK, 5801 SW 6TH AVE, TOPEKA KS 66636-1001	37,134.94		6.45%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,014,814.25		13.40%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	976,744.62		12.90%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	743,482.11		9.82%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	742,406.68		9.81%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	732,100.68		9.67%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	449,939.36		5.94%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	400,441.95		5.29%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	293,975.12	*	70.40%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	39,313.70		9.41%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative	**	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355-2331	23,619.39		5.66%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5,286.61		19.96%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,582.22		17.30%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,636.53		13.73%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	3,271.85		12.35%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,240.97		12.23%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	2,801.85		10.58%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,855.31		7.00%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	456,011.02		16.85%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	399,825.20		14.78%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	312,551.88		11.55%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	309,070.74		11.42%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	196,743.01		7.27%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	10,078,276.86	*	26.08%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	7,136,888.70		18.47%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,553,494.79		11.78%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	WELLS FARGO BANK NA FBO, HMH—OPERATIONAL PORTFOLIO, XXXXX PO BOX 1533 MINNEAPOLIS MN 55480-1533	3,585,630.55		9.28%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional		RAM IIC INC, 76 ST PAUL STREET SUITE 500, BURLINGTON VT 05401-4477	2,817,988.71		7.29%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	WELLS FARGO BANK NA FBO, HMH—COLLIS P & H PORTFOLIO, XXXXX PO BOX 1533 MINNEAPOLIS MN 55480-1533	2,054,950.24		5.32%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	CARIBOU INSURANCE COMPANY INC, AON C/O ADRIAN RICHARDSON, 199 WATER STREET NEW YORK NY 10038-3526	1,961,971.59		5.08%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	610,987.23	*	29.59%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	363,226.16		17.59%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	311,286.13		15.08%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	231,855.66		11.23%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	230,454.89		11.16%
GLOBAL BOND FUND (UNHEDGED)	Administrative	**	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS-TRADING OPS XXXXX 601 CONGRESS ST BOSTON MA 02210-2804	18,396,067.61	*	79.46%
GLOBAL BOND FUND (UNHEDGED)	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,628,736.11		7.03%
GLOBAL BOND FUND (UNHEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,493,145.88	*	47.92%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GLOBAL BOND FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,009,681.42	*	38.63%
GLOBAL BOND FUND (UNHEDGED)	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	24,478,767.71	*	32.92%
GLOBAL BOND FUND (UNHEDGED)	Institutional	**	BLUE CROSS & BLUE SHIELD OF, MASSACHUSETTS HMO BLUE INC, TREASURY DEPARTMENT 01-07 LANDMARK CENTER 401 PARK DR BOSTON MA 02215-3325	8,394,311.64		11.29%
GLOBAL BOND FUND (UNHEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,940,937.86		10.68%
GLOBAL BOND FUND (UNHEDGED)	Institutional	**	BLUE CROSS BLUE SHIELD OF, MASSACHUSETTS INC INDEMNITY, TREASURY DEPARTMENT 01-07 LANDMARK CENTER TREASURY 01/07 401 PARK DR BOSTON MA 02215-3326	7,445,825.27		10.01%
GLOBAL BOND FUND (UNHEDGED)	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	278,557.64	*	71.42%
GLOBAL BOND FUND (UNHEDGED)	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	57,020.39		14.62%
GLOBAL MULTI-ASSET FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	12,344,238.78		18.24%
GLOBAL MULTI-ASSET FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	10,217,988.33		15.10%
GLOBAL MULTI-ASSET FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,067,636.74		14.88%
GLOBAL MULTI-ASSET FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	7,918,603.43		11.70%
GLOBAL MULTI-ASSET FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,624,006.84		9.79%
GLOBAL MULTI-ASSET FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,772,325.57		5.57%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GLOBAL MULTI-ASSET FUND	Administrative	**	WILMINGTON TRUST RISC AS TTEE FBO, PECHANGA BAND OF LUISENO INDIANS, DEF PER CAPITA SAVINGS PLAN PO BOX 52129 PHOENIX AZ 85072-2129	207,975.71	*	74.41%
GLOBAL MULTI-ASSET FUND	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	41,715.19		14.92%
GLOBAL MULTI-ASSET FUND	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	18,442.80		6.60%
GLOBAL MULTI-ASSET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,603,220.77	*	27.35%
GLOBAL MULTI-ASSET FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8,123,389.51		14.24%
GLOBAL MULTI-ASSET FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5,979,300.93		10.48%
GLOBAL MULTI-ASSET FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,798,962.49		10.17%
GLOBAL MULTI-ASSET FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,147,265.52		7.27%
GLOBAL MULTI-ASSET FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,629,116.47		6.36%
GLOBAL MULTI-ASSET FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,037,484.74		5.32%
GLOBAL MULTI-ASSET FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	2,858,995.44		5.01%
GLOBAL MULTI-ASSET FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,769,896.01	*	46.99%
GLOBAL MULTI-ASSET FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,052,782.72	*	28.13%
GLOBAL MULTI-ASSET FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,872,182.12		12.99%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GLOBAL MULTI-ASSET FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	51,872,965.36	*	27.64%
GLOBAL MULTI-ASSET FUND	Institutional	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	27,572,814.07		14.69%
GLOBAL MULTI-ASSET FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	21,403,022.40		11.40%
GLOBAL MULTI-ASSET FUND	Institutional		SCREEN ACTORS GUILD-PRODUCERS, PENSION PLAN, 3601 W OLIVE AVE STE 200 BURBANK CA 91505-4697	12,600,922.30		6.71%
GLOBAL MULTI-ASSET FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,897,525.82		5.27%
GLOBAL MULTI-ASSET FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	24,317,839.92	*	44.63%
GLOBAL MULTI-ASSET FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	14,208,839.95	*	26.08%
GLOBAL MULTI-ASSET FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,722,876.86		10.50%
GLOBAL MULTI-ASSET FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5,143,257.28		9.44%
GLOBAL MULTI-ASSET FUND	R	**	ING NATIONAL TRUST, 1 ORANGE WAY, WINDSOR CT 06095-4773	1,346,508.11	*	72.09%
GLOBAL MULTI-ASSET FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	102,064.71		5.46%
GNMA FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7,187,633.89		16.21%
GNMA FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,701,121.68		10.60%
GNMA FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	3,366,033.37		7.59%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GNMA FUND	A	**	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	3,319,038.78		7.48%
GNMA FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,248,200.81		7.32%
GNMA FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,079,853.59		6.94%
GNMA FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,446,059.64		5.51%
GNMA FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,331,964.85		5.26%
GNMA FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	176,293.60	*	29.59%
GNMA FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	76,943.65		12.92%
GNMA FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	75,541.57		12.68%
GNMA FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	73,982.38		12.42%
GNMA FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	47,329.65		7.95%
GNMA FUND	B	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	45,650.96		7.66%
GNMA FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,844,455.64		14.52%
GNMA FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,545,283.87		12.99%
GNMA FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,037,876.69		10.40%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GNMA FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,027,366.75		10.35%
GNMA FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,939,816.05		9.90%
GNMA FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,438,517.98		7.34%
GNMA FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,365,175.24	*	44.93%
GNMA FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,202,736.33	*	25.64%
GNMA FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,032,956.99		12.40%
GNMA FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	1,313,856.38		8.02%
GNMA FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	9,524,821.49	*	26.15%
GNMA FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,755,142.56		21.29%
GNMA FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,050,350.15		11.12%
GNMA FUND	Institutional	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	3,049,394.47		8.37%
GNMA FUND	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,804,117.51		7.70%
GNMA FUND	Institutional	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	2,150,067.18		5.90%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GNMA FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,994,756.16	22.86%
GNMA FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	1,916,549.44	21.97%
GNMA FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,893,120.18	21.70%
GNMA FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	743,754.01	8.53%
GNMA FUND	P	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST NEW YORK NY 10281-1003	498,680.11	5.72%
GNMA FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	486,510.13	5.58%
GNMA FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	457,291.55	5.24%
GOVERNMENT MONEY MARKET FUND	A	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,450,120.39	20.19%
GOVERNMENT MONEY MARKET FUND	A	**	ING NATIONAL TRUST, 151 FARMINGTON AVE, HARTFORD CT 06156-0001	2,017,290.68	16.62%
GOVERNMENT MONEY MARKET FUND	A	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	1,000,495.64	8.24%
GOVERNMENT MONEY MARKET FUND	A		TINA M BANWART TTEE, TINA M BANWART REVOCABLE LIVING, TRUST U/A DTD 09/11/2009 337 S YORK ST DEARBORN MI 48124-1441	846,307.76	6.97%
GOVERNMENT MONEY MARKET FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	736,121.63	6.07%
GOVERNMENT MONEY MARKET FUND	A	**	BB&T COLLATERAL LOAN ACCT, FBO ALBERT B WOMBLE, 5661 E THE TOLEDO LONG BEACH CA 90803-4048	651,892.41	5.37%
GOVERNMENT MONEY MARKET FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,077,199.57	19.99%
GOVERNMENT MONEY MARKET FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,057,490.09	19.63%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

GOVERNMENT MONEY MARKET FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,051,960.55		19.52%
GOVERNMENT MONEY MARKET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	818,534.86		15.19%
GOVERNMENT MONEY MARKET FUND	C	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	325,164.19		6.04%
GOVERNMENT MONEY MARKET FUND	M	**	US BANK NA FBO CFP, FOR THE PIMCO INVESTMENT, PO BOX 1787 MILWAUKEE WI 53201-1787	125,017,696.42	*	35.04%
GOVERNMENT MONEY MARKET FUND	M	**	STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE OF DELPHI CORPORATION, SAVINGS TRUST 1200 CROWN COLONY DR QUINCY MA 02169-0938	107,319,298.68	*	30.08%
GOVERNMENT MONEY MARKET FUND	M		VIVA HEALTH INC, 1222 14TH AVE SOUTH, BIRMINGHAM AL 35205-5300	53,066,407.21		14.87%
GOVERNMENT MONEY MARKET FUND	M	**	WELLS FARGO BANK NA FBO, MARIN COMMUNITY FOUNDATION, PO BOX 1533 MINNEAPOLIS MN 55480-1533	23,477,203.23		6.58%
GOVERNMENT MONEY MARKET FUND	P	**	MID ATLANTIC TR CO FBO, BLOCK BUYING GROUP LLC 401K PSP, & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	1,467,237.27	*	37.44%
GOVERNMENT MONEY MARKET FUND	P	**	MID ATLANTIC TR CO FBO, GARGANO APPELBAUM & HORAN 401K PSP, & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	762,285.87		19.45%
GOVERNMENT MONEY MARKET FUND	P	**	MID ATLANTIC TR CO FBO, KING FISH INC 401K PSP, & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	531,811.82		13.57%
GOVERNMENT MONEY MARKET FUND	P		JAMES F MILLER FBO, COMPRESSED AIR SPECIALISTS COM 401K, PSP & TR 370 MEADOWLANDS BLVD WASHINGTON PA 15301-8905	289,225.25		7.38%
HIGH YIELD FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	15,055,127.45		12.96%
HIGH YIELD FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,317,101.65		10.61%
HIGH YIELD FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	10,846,503.08		9.34%
HIGH YIELD FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,939,532.21		8.56%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

HIGH YIELD FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	8,777,727.25		7.56%
HIGH YIELD FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7,238,278.56		6.23%
HIGH YIELD FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	44,783,648.02	*	52.41%
HIGH YIELD FUND	Administrative	**	VANTAGE TRUST- NAV, ATTN: OUTSIDE MUTUAL FUNDS GROUP, 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4290	11,675,675.08		13.66%
HIGH YIELD FUND	Administrative	**	VANTAGE TRUST- UNITIZED, ATTN: OUTSIDE MUTUAL FUNDS GROUP, 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4290	8,841,026.44		10.35%
HIGH YIELD FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	258,236.59	*	25.27%
HIGH YIELD FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	207,561.81		20.31%
HIGH YIELD FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	116,945.89		11.44%
HIGH YIELD FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	88,491.46		8.66%
HIGH YIELD FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	82,122.21		8.04%
HIGH YIELD FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,893,260.20		19.71%
HIGH YIELD FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,178,716.04		15.21%
HIGH YIELD FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	7,454,260.08		12.36%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

HIGH YIELD FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5,226,574.68		8.66%
HIGH YIELD FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	4,767,301.67		7.90%
HIGH YIELD FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,865,109.93		6.41%
HIGH YIELD FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,718,630.33		6.16%
HIGH YIELD FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	3,229,949.82		5.35%
HIGH YIELD FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	27,736,014.73	*	44.15%
HIGH YIELD FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	19,595,502.19	*	31.19%
HIGH YIELD FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5,247,248.34		8.35%
HIGH YIELD FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	3,383,713.06		5.39%
HIGH YIELD FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	338,221,165.31		23.11%
HIGH YIELD FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	318,824,360.85		21.78%
HIGH YIELD FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	219,773,978.72		15.02%
HIGH YIELD FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	156,284,877.67		10.68%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

HIGH YIELD FUND	Institutional	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	97,095,413.40		6.63%
HIGH YIELD FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	15,937,010.83	*	30.91%
HIGH YIELD FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,721,776.46		24.67%
HIGH YIELD FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	6,938,837.77		13.46%
HIGH YIELD FUND	P	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,742,150.56		7.26%
HIGH YIELD FUND	P	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	2,697,542.69		5.23%
HIGH YIELD FUND	R	**	AMERICAN UNITED INSURANCE CO TTEE, GROUP RETIREMENT ANNUITY, PO BOX 368 INDIANAPOLIS IN 46206-0368	1,403,381.59		22.26%
HIGH YIELD FUND	R	**	SAMMONS FINANCIAL NETWORK, 5801 SW 6TH AVE, TOPEKA KS 66636-1001	780,083.12		12.37%
HIGH YIELD FUND	R	**	ING NATIONAL TRUST, 1 ORANGE WAY, WINDSOR CT 06095-4773	408,813.70		6.48%
HIGH YIELD FUND	R	**	MASSACHUSETTES MUTUAL, LIFE INSURANCE CO, 1295 STATE STREET MIP N255 SPRINGFIELD MA 01111-0001	366,278.34		5.81%
HIGH YIELD MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4,031,450.88		21.09%
HIGH YIELD MUNICIPAL BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	3,223,485.19		16.86%
HIGH YIELD MUNICIPAL BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3,212,291.43		16.81%
HIGH YIELD MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,846,025.47		14.89%
HIGH YIELD MUNICIPAL BOND FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,689,655.43		8.84%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

HIGH YIELD MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,418,703.11		7.42%
HIGH YIELD MUNICIPAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,110,415.83	*	26.86%
HIGH YIELD MUNICIPAL BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,218,608.53		15.51%
HIGH YIELD MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	995,852.73		12.68%
HIGH YIELD MUNICIPAL BOND FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	893,026.71		11.37%
HIGH YIELD MUNICIPAL BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	755,922.69		9.62%
HIGH YIELD MUNICIPAL BOND FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	426,553.31		5.43%
HIGH YIELD MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,508,908.60	*	46.41%
HIGH YIELD MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,072,854.45	*	33.00%
HIGH YIELD MUNICIPAL BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	407,813.76		12.54%
HIGH YIELD MUNICIPAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,433,542.89	*	68.95%
HIGH YIELD MUNICIPAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,017,983.49		10.91%
HIGH YIELD MUNICIPAL BOND FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	579,212.78		6.21%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

HIGH YIELD MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,524,657.50	*	81.88%
HIGH YIELD MUNICIPAL BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	475,500.13		11.05%
HIGH YIELD SPECTRUM FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	251,391.59	*	26.06%
HIGH YIELD SPECTRUM FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	235,504.33		24.41%
HIGH YIELD SPECTRUM FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	106,363.07		11.02%
HIGH YIELD SPECTRUM FUND	A	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	55,067.84		5.71%
HIGH YIELD SPECTRUM FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	91,513.50		22.82%
HIGH YIELD SPECTRUM FUND	C	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	66,488.75		16.58%
HIGH YIELD SPECTRUM FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	62,825.72		15.67%
HIGH YIELD SPECTRUM FUND	C	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	26,673.83		6.65%
HIGH YIELD SPECTRUM FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	23,487.72		5.86%
HIGH YIELD SPECTRUM FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	870,499.76	*	58.88%
HIGH YIELD SPECTRUM FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	447,533.45	*	30.27%
HIGH YIELD SPECTRUM FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	134,625,094.59	*	49.59%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

HIGH YIELD SPECTRUM FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	126,127,063.78	*	46.46%
HIGH YIELD SPECTRUM FUND	P	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,822,369.98	*	85.60%
HIGH YIELD SPECTRUM FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	597,767.39		13.39%
INCOME FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	80,267,261.89		22.26%
INCOME FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	63,205,670.43		17.53%
INCOME FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	50,820,479.73		14.10%
INCOME FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	30,636,651.65		8.50%
INCOME FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22,214,227.15		6.16%
INCOME FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21,247,913.36		5.89%
INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19,369,890.54		5.37%
INCOME FUND	Administrative	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS 3200 N CENTRAL AVE STE 700 PHOENIX AZ 85012-2468	11,500,667.13	*	77.68%
INCOME FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,442,938.87		9.75%
INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	46,926,007.01		18.09%
INCOME FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	33,799,787.50		13.03%
INCOME FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	30,640,076.36		11.81%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	29,635,386.08		11.42%
INCOME FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	19,263,952.88		7.43%
INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	17,901,637.13		6.90%
INCOME FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13,217,587.86		5.10%
INCOME FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	13,062,570.60		5.04%
INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	162,183,266.51	*	44.97%
INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	150,017,856.46	*	41.60%
INCOME FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	278,473,220.06	*	26.60%
INCOME FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	215,144,122.43		20.55%
INCOME FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	176,251,861.83		16.84%
INCOME FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	104,081,145.49		9.94%
INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	61,712,162.62	*	26.92%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INCOME FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	50,031,893.47	21.82%
INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	42,537,533.37	18.56%
INCOME FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	38,807,915.79	16.93%
INCOME FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14,125,600.50	6.16%
INCOME FUND	R	**	ATTN NPIO TRADE DESK, DCGT TRUSTEE & OR CUSTODIAN, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	727,638.59	22.43%
INCOME FUND	R	**	SAMMONS FINANCIAL NETWORK, 5801 SW 6TH AVE, TOPEKA KS 66636-1001	584,833.85	18.03%
INCOME FUND	R	**	ATTN NPIO TRADE DESK, DCGT TRUSTEE & OR CUSTODIAN, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	340,929.87	10.51%
INCOME FUND	R	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	266,947.62	8.23%
INFLATION RESPONSE M-A	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	376,799.16	23.24%
INFLATION RESPONSE M-A	A	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	264,819.38	16.33%
INFLATION RESPONSE M-A	A	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	243,475.91	15.01%
INFLATION RESPONSE M-A	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	217,223.62	13.40%
INFLATION RESPONSE M-A	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	138,083.56	8.52%
INFLATION RESPONSE M-A	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	87,383.53	20.40%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INFLATION RESPONSE M-A	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	82,985.51		19.37%
INFLATION RESPONSE M-A	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	81,152.22		18.94%
INFLATION RESPONSE M-A	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	41,821.29		9.76%
INFLATION RESPONSE M-A	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,714,592.18	*	85.26%
INFLATION RESPONSE M-A	D	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281-1003	423,929.28		9.73%
INFLATION RESPONSE M-A	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	11,828,287.03	*	28.88%
INFLATION RESPONSE M-A	Institutional	**	KBR EMPLOYEE BENEFIT MASTER TRUST, 601 JEFFERSON STREET SUITE 3552, HOUSTON TX 77002-7900	8,376,381.45		20.45%
INFLATION RESPONSE M-A	Institutional		WASHINGTON MEAT INDUSTRY, C/O ZENITH ADMINISTRATORS, 201 QUEEN ANNE AVE N STE 100 SEATTLE WA 98109-4824	3,712,993.73		9.07%
INFLATION RESPONSE M-A	Institutional	**	WELLS FARGO BANK NA FBO, CIC—FOREST PRODUCTS—REAL RETURN, PO BOX 1533 MINNEAPOLIS MN 55480-1533	3,572,719.46		8.72%
INFLATION RESPONSE M-A	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,140,117.27		7.67%
INFLATION RESPONSE M-A	Institutional	**	WELLS FARGO BANK NA FBO, RFP MASTER TRUST—MUTUAL FUNDS, XXXXX PO BOX 1533 MINNEAPOLIS MN 55480-1533	2,750,084.08		6.71%
INFLATION RESPONSE M-A	Institutional		WESTERN METAL INDUSTRY PENSION FUND, PO BOX 12068, SEATTLE WA 98102-0068	2,728,442.16		6.66%
INFLATION RESPONSE M-A	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	388,041.20	*	59.39%
INFLATION RESPONSE M-A	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	188,560.88	*	28.86%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INFLATION RESPONSE M-A	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	39,910.35		6.11%
INFLATION RESPONSE M-A	R	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,025.23	*	100.00%
INTERNATIONAL FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	156,840,169.72	*	51.18%
INTERNATIONAL FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	143,351,389.92	*	46.78%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	3,153,287.28	*	25.80%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,296,476.52		18.79%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	961,933.72		7.87%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	892,464.79		7.30%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	724,949.78		5.93%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	15,757.33		21.15%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	11,039.99		14.82%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,742.59		13.08%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	B	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9,052.16		12.15%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	B	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	6,748.43		9.06%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	B	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5,049.43		6.78%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	B		LUIS CORREA &, ZEIDA CORREA JTWROS, 410 71ST ST NORTH BERGEN NJ 07047-5512	3,813.54		5.12%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	663,753.91		15.23%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	594,884.87		13.65%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	538,897.07		12.37%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	352,445.72		8.09%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	320,429.09		7.35%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	316,596.33		7.26%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	10,280,602.12	*	43.47%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9,106,278.80	*	38.51%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	2,117,505.79		8.95%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	12,485,052.10	*	27.62%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	8,123,535.72		17.97%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	5,957,680.76		13.18%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,527,594.38	5.59%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,433,642.56	5.38%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	649,705.12	24.03%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	484,432.75	17.92%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	425,586.91	15.74%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (U.S. DOLLAR HEDGED)	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	332,348.81	12.29%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	328,984.46	15.71%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	233,893.45	11.17%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	A	**	STATE STREET BANK TRUSTEE, AND/OR CUSTODIAN, FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	172,942.11	8.26%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	153,295.33	7.32%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	149,743.45	7.15%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	147,361.77	7.04%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	A	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	144,145.60	6.88%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	Administrative	**	FIIOC FBO SPELLMAN HIGH VOLTAGE, ELECTRONICS CORP XXXXX, 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	152,526.51	*	68.55%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	Administrative	**	FIIOC FBO ARISTEIA CAPITAL LLC, RETIREMENT PLAN XXXXX, 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	25,137.92		11.30%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	Administrative	**	FIIOC FBO, PHOENIX PROCESS EQUIPMENT CO 401K, PROFIT SHARING PLAN XXXXX 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	13,764.15		6.19%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	Administrative	**	FIIOC FBO NETCENTRICS CORPORATION, 401K PS PLAN XXXXX, 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	11,920.11		5.36%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	122,102.92		13.97%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	118,516.64		13.56%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	85,652.01		9.80%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	C	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	56,057.21		6.42%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	54,480.00		6.24%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,631,432.92	*	50.22%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,174,312.75	*	36.15%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	278,205.55		8.56%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	Institutional		PIMCO INTL STOCKS PLUS TR STRATEGY, FUND (UNHEDGED) XXXXX, 2501 COOLIDGE RD STE 400 EAST LANSING MI 48823-6352	120,083,849.60	*	72.42%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	28,498,050.30		17.19%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	352,704.59	*	44.99%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	230,478.25	*	29.40%
INTERNATIONAL STOCKSPLUS AR STRATEGY FUND (UNHEDGED)	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	78,460.33		10.01%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	23,043,289.69		15.44%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	20,185,968.55		13.53%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	17,763,687.78		11.91%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,835,945.36		8.60%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	12,768,633.51		8.56%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10,352,232.28		6.94%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative	**	CHARLES SCHWAB & CO SPECIAL CUSTODY, ACCT FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10,495,904.56	*	58.36%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS 3200 N CENTRAL AVE STE 700 PHOENIX AZ 85012-2468	3,090,678.90		17.19%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

INVESTMENT GRADE CORPORATE BOND FUND	Administrative	**	FIFTH THIRD BANK FBO CINTAS PIMCO, INV GRD CORP BD FD XXXXX, 5001 KINGSLEY DR CINCINNATI OH 45263-0001	980,036.58		5.45%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17,608,602.38		20.57%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13,507,858.69		15.78%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	12,058,473.31		14.09%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	9,804,418.76		11.46%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	7,055,888.22		8.24%
INVESTMENT GRADE CORPORATE BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	40,014,901.17	*	57.19%
INVESTMENT GRADE CORPORATE BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15,745,546.95		22.50%
INVESTMENT GRADE CORPORATE BOND FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5,739,173.89		8.20%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	100,248,927.10		20.49%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	87,785,573.06		17.95%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	73,369,323.29		15.00%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	49,024,826.63		10.02%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14,579,120.46	*	32.70%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	13,940,259.92	*	31.26%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5,847,652.56		13.11%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,924,966.21		8.80%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

LONG DURATION TOTAL RETURN FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	92,919,396.60		16.83%
LONG DURATION TOTAL RETURN FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	91,690,383.42		16.61%
LONG DURATION TOTAL RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	89,309,594.60		16.18%
LONG DURATION TOTAL RETURN FUND	Institutional	**	JPM A/C 65032 AS DIRECTED TTEE FOR, THE ERNST & YOUNG DEF BENE RET PL, TR FUND ACCT ATTN TOTAL REWARDS-BENEFITS 200 PLAZA DR STE 2 SECAUCUS NJ 07094-3607	39,342,450.87		7.13%
LONG DURATION TOTAL RETURN FUND	P	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	454,137.81		24.38%
LONG DURATION TOTAL RETURN FUND	P	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	433,515.47		23.28%
LONG DURATION TOTAL RETURN FUND	P	**	SAXON & CO, FBO: XXXXX, P.O BOX 7780-1888 PHILADELPHIA PA 19182-0001	288,968.73		15.51%
LONG DURATION TOTAL RETURN FUND	P	**	ATTN NPIO TRADE DESK, DCGT TRUSTEE & OR CUSTODIAN, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	156,509.40		8.40%
LONG-TERM CREDIT FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	105,143,359.44	*	26.58%
LONG-TERM CREDIT FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	87,534,535.42		22.13%
LONG-TERM CREDIT FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	52,107,794.39		13.17%
LONG-TERM CREDIT FUND	Institutional		REED ELSEVIER US RETIREMENT PLAN, ATTN LYNN FORMICA, 2 NEWTON PL STE 350 NEWTON MA 02458-1643	43,608,429.63		11.02%
LONG-TERM CREDIT FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	417,625.81	*	80.13%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

LONG-TERM CREDIT FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	87,057.36		16.70%
LONG-TERM U.S. GOVERNMENT FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	2,422,284.13		12.14%
LONG-TERM U.S. GOVERNMENT FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,882,123.08		9.44%
LONG-TERM U.S. GOVERNMENT FUND	A	**	TR CO OF AMERICA, FBO XXXXX, PO BOX 6503 ENGLEWOOD CO 80155-6503	1,365,799.51		6.85%
LONG-TERM U.S. GOVERNMENT FUND	A	**	MASSACHUSETTES MUTUAL, LIFE INSURANCE CO, 1295 STATE STREET MIP N255 SPRINGFIELD MA 01111-0001	1,301,186.77		6.52%
LONG-TERM U.S. GOVERNMENT FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,295,255.21		6.49%
LONG-TERM U.S. GOVERNMENT FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,226,529.64		6.15%
LONG-TERM U.S. GOVERNMENT FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,039,576.87		5.21%
LONG-TERM U.S. GOVERNMENT FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,968,678.68	*	64.56%
LONG-TERM U.S. GOVERNMENT FUND	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	965,360.68		15.70%
LONG-TERM U.S. GOVERNMENT FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	91,997.03	*	50.95%
LONG-TERM U.S. GOVERNMENT FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	14,350.76		7.95%
LONG-TERM U.S. GOVERNMENT FUND	B	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	9,229.30		5.11%
LONG-TERM U.S. GOVERNMENT FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,344,266.91	*	44.47%
LONG-TERM U.S. GOVERNMENT FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	635,507.68		12.05%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

LONG-TERM U.S. GOVERNMENT FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	363,774.66		6.90%
LONG-TERM U.S. GOVERNMENT FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	324,103.26		6.15%
LONG-TERM U.S. GOVERNMENT FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	89,646,888.39	*	59.44%
LONG-TERM U.S. GOVERNMENT FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	23,572,610.66		15.63%
LONG-TERM U.S. GOVERNMENT FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	21,743,211.67		14.42%
LONG-TERM U.S. GOVERNMENT FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,049,726.56	*	35.08%
LONG-TERM U.S. GOVERNMENT FUND	P	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	692,107.39		23.13%
LONG-TERM U.S. GOVERNMENT FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	558,275.25		18.66%
LONG-TERM U.S. GOVERNMENT FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	174,416.02		5.83%
LOW DURATION FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	61,593,065.42		17.56%
LOW DURATION FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	48,688,926.62		13.88%
LOW DURATION FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	45,070,746.24		12.85%
LOW DURATION FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	39,107,944.79		11.15%
LOW DURATION FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31,254,367.24		8.91%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

LOW DURATION FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	25,778,198.84		7.35%
LOW DURATION FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	30,717,451.61	*	48.42%
LOW DURATION FUND	Administrative	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS 3200 N CENTRAL AVE STE 700 PHOENIX AZ 85012-2468	15,943,071.79	*	25.13%
LOW DURATION FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	81,747.92	*	26.00%
LOW DURATION FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,719.53		11.04%
LOW DURATION FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	28,687.32		9.12%
LOW DURATION FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	25,763.25		8.19%
LOW DURATION FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	24,414.52		7.77%
LOW DURATION FUND	B		WILLIAM HAUENSTEIN &, VIOLET HAUENSTEIN JT WROS, 3611 WOODHILL PL FAIRFAX VA 22031-3331	16,055.32		5.11%
LOW DURATION FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23,512,195.10		23.37%
LOW DURATION FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13,743,432.12		13.66%
LOW DURATION FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13,580,148.78		13.50%
LOW DURATION FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	10,568,127.81		10.50%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

LOW DURATION FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	6,925,528.87		6.88%
LOW DURATION FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	6,373,914.83		6.33%
LOW DURATION FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5,070,157.68		5.04%
LOW DURATION FUND	D	**	NATIONAL FINANCIAL SERVICES FOR, BENEFIT OF OUR CUSTOMERS, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	105,588,762.97	*	54.99%
LOW DURATION FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	57,674,414.16	*	30.04%
LOW DURATION FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	10,901,818.44		5.68%
LOW DURATION FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	329,802,831.12		23.20%
LOW DURATION FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	249,097,674.69		17.52%
LOW DURATION FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	124,425,226.92	*	59.00%
LOW DURATION FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	41,673,219.39		19.76%
LOW DURATION FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	20,314,924.09		9.63%
LOW DURATION FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO THE CHURCH OF GOD, ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,036,898.16		14.48%
LOW DURATION FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	1,956,779.89		13.91%
LOW DURATION FUND	R	**	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156-0001	1,637,189.71		11.64%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

LOW DURATION FUND	R	**	STATE STREET BANK TRUSTEE, AND/OR CUSTODIAN, FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	1,412,270.36		10.04%
LOW DURATION FUND	R	**	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	1,232,628.09		8.76%
LOW DURATION FUND	R	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,092,214.13		7.76%
LOW DURATION FUND II	Administrative	**	WELLS FARGO BANK NA FBO, CED GRANTOR TR-SERP, PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,502,945.12	*	54.49%
LOW DURATION FUND II	Administrative	**	WELLS FARGO BANK NA FBO, CED GRANTOR TRUST-DEF COMP, PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,078,013.51	*	39.08%
LOW DURATION FUND II	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	140,276.32		5.09%
LOW DURATION FUND II	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	16,471,532.90		23.57%
LOW DURATION FUND II	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	13,964,629.57		19.98%
LOW DURATION FUND II	Institutional	**	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533 MINNEAPOLIS MN 55480-1533	5,547,331.65		7.94%
LOW DURATION FUND II	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	90,368.42	*	55.36%
LOW DURATION FUND II	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	69,988.63	*	42.87%
LOW DURATION FUND III	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	253,086.68	*	61.58%
LOW DURATION FUND III	Administrative	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	67,551.49		16.44%
LOW DURATION FUND III	Administrative	**	ROBERT W BAIRD & CO INC, A/C XXXXX, 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	34,327.66		8.35%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

LOW DURATION FUND III	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	25,618.00		6.23%
LOW DURATION FUND III	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	5,854,604.66		22.99%
LOW DURATION FUND III	Institutional		THE SALVATION ARMY, A GEORGIA CORP, 1424 NORTHEAST EXPWY ATTN OFFICE OF INVESTMENTS ATLANTA GA 30329	4,834,037.70		18.99%
LOW DURATION FUND III	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,016,239.80		11.85%
LOW DURATION FUND III	Institutional		ST JOSEPH HOSPITAL, FOUNDATION, 500 S MAIN ST STE 500 ORANGE CA 92868-4536	2,212,437.30		8.69%
LOW DURATION FUND III	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	780,954.48	*	59.34%
LOW DURATION FUND III	P	**	STRAFE & CO, FBO THE CHURCH OF ST STEPHEN XXXXX P O BOX 6924 NEWARK DE 19714-6924	162,209.28		12.33%
LOW DURATION FUND III	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	99,971.44		7.60%
LOW DURATION FUND III	P	**	STRAFE & CO, FBO PHI MU FOUNDATION INC XXXXX P O BOX 6924 NEWARK DE 19714-6924	95,114.83		7.23%
MODERATE DURATION FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	39,952,591.04		15.62%
MODERATE DURATION FUND	Institutional	**	THE NORTHERN TRUST COMPANY AS, TRUSTEE FOR THE BENEFIT OF, ACCENTURE PROFIT SHARING AND 401K TRUST PLAN—DV PO BOX 92994 CHICAGO IL 60675-0001	24,000,426.84		9.38%
MODERATE DURATION FUND	Institutional	**	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533 MINNEAPOLIS MN 55480-1533	14,053,187.49		5.50%
MODERATE DURATION FUND	Institutional	**	MITRA & CO, FBO 98, C/O MARSHALL & ILSLEY TRUST COMPANY 11270 W PARK PL STE 400 XXXXX ATTN MUTUAL FUNDS MILWAUKEE WI 53224-3623	13,546,904.80		5.30%
MODERATE DURATION FUND	P	**	WELLS FARGO BANK FBO, VARIOUS RETIREMENT PLANS XXXXX NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	2,709,751.97	*	85.47%
MODERATE DURATION FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	394,047.34		12.43%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MONEY MARKET FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	27,122,489.02		10.10%
MONEY MARKET FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	25,915,939.27		9.65%
MONEY MARKET FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	24,286,875.48		9.04%
MONEY MARKET FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	21,396,903.20		7.97%
MONEY MARKET FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	13,808,961.55		5.14%
MONEY MARKET FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	13,780,827.40		5.13%
MONEY MARKET FUND	A	**	GREAT-WEST TRUST COMPANY LLC TTEE F, FBO:NMB (USA) INC RSP, C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13,653,032.95		5.08%
MONEY MARKET FUND	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	100,316,409.38	*	81.69%
MONEY MARKET FUND	Administrative	**	MERCER TRUST CO TTEE, FBO STRUCTURE TONE ORGANIZATION, 401K PLAN PSP ATTN DC PLAN ADMIN XXXXX 1 INVESTORS WAY NORWOOD MA 02062-1599	10,439,782.33		8.50%
MONEY MARKET FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,254,812.57	*	28.04%
MONEY MARKET FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	620,450.48		13.86%
MONEY MARKET FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	569,544.67		12.73%
MONEY MARKET FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	511,028.56		11.42%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MONEY MARKET FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	302,627.27	6.76%
MONEY MARKET FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	34,795,861.18	19.45%
MONEY MARKET FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	18,294,645.56	10.22%
MONEY MARKET FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	15,890,355.78	8.88%
MONEY MARKET FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	14,306,061.39	7.99%
MONEY MARKET FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	14,236,841.13	7.96%
MONEY MARKET FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	13,434,249.84	7.51%
MONEY MARKET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,216,892.60	5.71%
MONEY MARKET FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	63,726,153.62	19.64%
MONEY MARKET FUND	Institutional	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	52,734,650.52	16.25%
MONEY MARKET FUND	Institutional	**	SECURITIES FINANCE TRUST CO AS, AGENT FOR PIMCO 0-5 YEAR HIGH YIELD, CORPORATE BOND INDEX FUND 175 FEDERAL ST FL 11 BOSTON MA 02110-2276	50,507,112.50	15.57%
MONEY MARKET FUND	Institutional	**	MERCER TRUST CO CUST FBO, ABBVIE PUERTO RICO SAVINGS PLAN, 1 INVESTORS WAY ATTN: DC PLAN ADMIN XXXXX NORWOOD MA 02062-1599	22,393,269.80	6.90%
MONEY MARKET FUND	Institutional		GARNEY HOLDING COMPANY, 1333 NW VIVION RD, KANSAS CITY MO 64118-4554	20,779,401.82	6.40%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MONEY MARKET FUND	Institutional		XEROX CORPORATION, 45 GLOVER AVE, NORWALK CT 06850-1203	18,876,956.49		5.82%
MORTGAGE OPPORTUNITIES FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	237,313.49	*	31.61%
MORTGAGE OPPORTUNITIES FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	222,070.46	*	29.58%
MORTGAGE OPPORTUNITIES FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	211,669.06	*	28.20%
MORTGAGE OPPORTUNITIES FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	50,633.40		6.74%
MORTGAGE OPPORTUNITIES FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	151,757.27	*	52.02%
MORTGAGE OPPORTUNITIES FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	59,025.74		20.23%
MORTGAGE OPPORTUNITIES FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	53,419.37		18.31%
MORTGAGE OPPORTUNITIES FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	15,458.84		5.30%
MORTGAGE OPPORTUNITIES FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,442,236.59	*	93.47%
MORTGAGE OPPORTUNITIES FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	15,252,692.28	*	33.36%
MORTGAGE OPPORTUNITIES FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	9,874,405.01		21.60%
MORTGAGE OPPORTUNITIES FUND	Institutional	**	DENGEL & CO, C/O FIDUCIARY TRUST COMPANY INTL, 500 E BROWARD BLVD 9TH FL MUTUAL FUNDS PROCESSING FT LAUDERDALE FL 33394-3000	4,279,987.07		9.36%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MORTGAGE OPPORTUNITIES FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	4,021,845.86		8.80%
MORTGAGE OPPORTUNITIES FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	4,021,845.86		8.80%
MORTGAGE OPPORTUNITIES FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	400,819.98	*	49.69%
MORTGAGE OPPORTUNITIES FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	211,794.85	*	26.25%
MORTGAGE OPPORTUNITIES FUND	P	**	JANNEY MONTGOMERY SCOTT LLC, EXCLUSIVE BENEFIT OF CUSTOMERS, 1801 MARKET ST PHILADELPHIA PA 19103-1610	68,159.77		8.45%
MORTGAGE OPPORTUNITIES FUND	P	**	STRAFE & CO, FBO TRUST U/W FOR P COLAGIURI ETAL XXXXX P O BOX 6924 NEWARK DE 19714-6924	55,446.85		6.87%
MORTGAGE-BACKED SECURITIES FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,197,745.65		19.51%
MORTGAGE-BACKED SECURITIES FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	779,083.28		12.69%
MORTGAGE-BACKED SECURITIES FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	656,054.26		10.68%
MORTGAGE-BACKED SECURITIES FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	557,891.71		9.09%
MORTGAGE-BACKED SECURITIES FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	491,786.53		8.01%
MORTGAGE-BACKED SECURITIES FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	329,408.10		5.36%
MORTGAGE-BACKED SECURITIES FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	315,596.50		5.14%
MORTGAGE-BACKED SECURITIES FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,403,137.77	*	37.97%
MORTGAGE-BACKED SECURITIES FUND	Administrative	**	CHARLES SCHWAB & CO SPECIAL CUSTODY, ACCT FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	695,149.55		18.81%
MORTGAGE-BACKED SECURITIES FUND	Administrative	**	FRONTIER TRUST CO FBO, HERITAGE VALLEY HEALTH SYSTEM 403B, PLAN #XXXXX PO BOX 10758 FARGO ND 58106-0758	653,558.78		17.69%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MORTGAGE-BACKED SECURITIES FUND	Administrative	**	PIMS/PRUDENTIAL RETIREMENT AS, NOMINEE FOR THE TTEE/CUST XXXXX, PALO ALTO RESEARCH CENTER 3333 COYOTE HILL RD PALO ALTO CA 94304-1314	352,404.38	9.54%
MORTGAGE-BACKED SECURITIES FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	12,853.00	21.31%
MORTGAGE-BACKED SECURITIES FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8,275.75	13.72%
MORTGAGE-BACKED SECURITIES FUND	B	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7,436.18	12.33%
MORTGAGE-BACKED SECURITIES FUND	B	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	7,108.51	11.79%
MORTGAGE-BACKED SECURITIES FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,592.24	9.27%
MORTGAGE-BACKED SECURITIES FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4,778.26	7.92%
MORTGAGE-BACKED SECURITIES FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	393,490.03	21.00%
MORTGAGE-BACKED SECURITIES FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	302,193.61	16.13%
MORTGAGE-BACKED SECURITIES FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	221,975.95	11.85%
MORTGAGE-BACKED SECURITIES FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	208,825.27	11.15%
MORTGAGE-BACKED SECURITIES FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	151,149.29	8.07%
MORTGAGE-BACKED SECURITIES FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	151,130.39	8.07%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MORTGAGE-BACKED SECURITIES FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,695,385.05	*	50.61%
MORTGAGE-BACKED SECURITIES FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,146,082.01	*	29.39%
MORTGAGE-BACKED SECURITIES FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	678,230.88		9.29%
MORTGAGE-BACKED SECURITIES FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	7,235,368.20	*	35.21%
MORTGAGE-BACKED SECURITIES FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,293,846.68	*	30.63%
MORTGAGE-BACKED SECURITIES FUND	Institutional	**	SOMPO JAPAN INSURANCE COMPANY OF, AMERICA, ATTN TAMMY VAN DUNK 777 3RD AVE FL 28 NEW YORK NY 10017-1421	2,713,287.24		13.20%
MORTGAGE-BACKED SECURITIES FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	661,516.26	*	32.53%
MORTGAGE-BACKED SECURITIES FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	597,458.43	*	29.38%
MORTGAGE-BACKED SECURITIES FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	284,954.59		14.01%
MORTGAGE-BACKED SECURITIES FUND	P	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	104,252.91		5.13%
MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8,960,200.62	*	29.31%
MUNICIPAL BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	4,137,509.93		13.53%
MUNICIPAL BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3,265,196.99		10.68%
MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,992,706.56		9.79%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MUNICIPAL BOND FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,474,039.39		8.09%
MUNICIPAL BOND FUND	A	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,626,459.48		5.32%
MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,537,610.51		5.03%
MUNICIPAL BOND FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	71,509.76	*	71.68%
MUNICIPAL BOND FUND	Administrative	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	11,078.41		11.10%
MUNICIPAL BOND FUND	Administrative	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10,733.98		10.76%
MUNICIPAL BOND FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19,652.15	*	26.25%
MUNICIPAL BOND FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18,260.23		24.39%
MUNICIPAL BOND FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	12,039.18		16.08%
MUNICIPAL BOND FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	8,818.46		11.78%
MUNICIPAL BOND FUND	B	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	4,255.79		5.69%
MUNICIPAL BOND FUND	B	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,765.42		5.03%
MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4,492,373.10	*	32.85%
MUNICIPAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,494,781.75		18.24%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MUNICIPAL BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,397,335.37		10.22%
MUNICIPAL BOND FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,301,310.28		9.52%
MUNICIPAL BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	830,581.67		6.07%
MUNICIPAL BOND FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	763,739.71		5.59%
MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	525,814.95	*	37.71%
MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	326,375.01		23.41%
MUNICIPAL BOND FUND	D	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	110,545.98		7.93%
MUNICIPAL BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	90,989.38		6.53%
MUNICIPAL BOND FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	90,345.62		6.48%
MUNICIPAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,068,492.20	*	35.85%
MUNICIPAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,310,370.75		16.34%
MUNICIPAL BOND FUND	Institutional		DEAN HEALTH SYSTEMS INC, ATTN KEVIN STEVENS, 1808 W BELTLINE HWY MADISON WI 53713-2334	1,439,679.08		10.18%
MUNICIPAL BOND FUND	Institutional	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	1,126,895.19		7.97%
MUNICIPAL BOND FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,055,416.38		7.47%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

MUNICIPAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	5,272,865.71	*	59.62%
MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,451,776.82		16.42%
MUNICIPAL BOND FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	886,971.15		10.03%
MUNICIPAL BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	471,984.74		5.34%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	451,408.18	*	44.53%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	345,596.21	*	34.10%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	A	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	114,435.31		11.29%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	112,062.28	*	67.95%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	15,818.20		9.59%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	14,705.11		8.92%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	9,082.70		5.51%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	87,067.17	*	84.38%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11,629.14		11.27%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	Institutional	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	305,154.05	*	90.44%
NATIONAL INTERMEDIATE MUNICIPAL BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	509,515.93	*	96.81%
NEW YORK MUNICIPAL BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,241,924.22	*	25.10%
NEW YORK MUNICIPAL BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	937,843.49		18.95%
NEW YORK MUNICIPAL BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	455,918.06		9.21%
NEW YORK MUNICIPAL BOND FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	371,994.67		7.52%
NEW YORK MUNICIPAL BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	306,688.85		6.20%
NEW YORK MUNICIPAL BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	276,451.53	*	28.78%
NEW YORK MUNICIPAL BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	140,807.58		14.66%
NEW YORK MUNICIPAL BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	101,393.74		10.55%
NEW YORK MUNICIPAL BOND FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	98,590.89		10.26%
NEW YORK MUNICIPAL BOND FUND	C	**	JANNEY MONTGOMERY SCOTT LLC, EXCLUSIVE BENEFIT OF CUSTOMERS, 1801 MARKET ST PHILADELPHIA PA 19103-1610	65,303.91		6.80%
NEW YORK MUNICIPAL BOND FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	54,005.54		5.62%
NEW YORK MUNICIPAL BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	53,402.39		5.56%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

NEW YORK MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	862,392.16	*	49.99%
NEW YORK MUNICIPAL BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	487,139.72	*	28.24%
NEW YORK MUNICIPAL BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	103,726.69		6.01%
NEW YORK MUNICIPAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,481,612.18	*	70.65%
NEW YORK MUNICIPAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,109,131.09		17.48%
NEW YORK MUNICIPAL BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	179,686.89	*	43.59%
NEW YORK MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	90,658.69		21.99%
NEW YORK MUNICIPAL BOND FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	71,395.54		17.32%
NEW YORK MUNICIPAL BOND FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	56,825.19		13.79%
REAL INCOME 2019 FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	612,261.47	*	48.07%
REAL INCOME 2019 FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	170,463.77		13.38%
REAL INCOME 2019 FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	155,101.31		12.18%
REAL INCOME 2019 FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	415,595.07	*	58.83%
REAL INCOME 2019 FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	93,319.79		13.21%
REAL INCOME 2019 FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	64,460.93		9.13%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REAL INCOME 2019 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	161,163.48	*	48.71%
REAL INCOME 2019 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	60,862.92		18.39%
REAL INCOME 2019 FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	56,101.34		16.95%
REAL INCOME 2019 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	177,521.42	*	56.19%
REAL INCOME 2019 FUND	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	84,348.24	*	26.70%
REAL INCOME 2019 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	28,836.05		9.13%
REAL INCOME 2019 FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	59,573.59	*	48.62%
REAL INCOME 2019 FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31,948.00	*	26.08%
REAL INCOME 2019 FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	21,514.66		17.56%
REAL INCOME 2019 FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	9,371.19		7.65%
REAL INCOME 2029 FUND	A		JAMES W MCGINITY, SUBJECT TO BFDS TOD RULES, 4209 DUNNING LN AUSTIN TX 78746-1925	180,195.98	*	43.25%
REAL INCOME 2029 FUND	A	**	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	85,935.90		20.62%
REAL INCOME 2029 FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	74,173.82		17.80%
REAL INCOME 2029 FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	98,230.21	*	49.46%
REAL INCOME 2029 FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	26,201.00		13.19%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REAL INCOME 2029 FUND	C	**	SSB&T CUST ROLLOVER IRA, FBO DAVID NANCARROW, 7308 FERNDALE CIR AUSTIN TX 78745-6523	21,065.51		10.61%
REAL INCOME 2029 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	16,703.47		8.41%
REAL INCOME 2029 FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	10,326.02		5.20%
REAL INCOME 2029 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	396,776.05	*	52.24%
REAL INCOME 2029 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	192,147.80	*	25.30%
REAL INCOME 2029 FUND	D	**	TD AMERITRADE INC FEBO, OUR CLIENT, PO BOX 2226 OMAHA NE 68103-2226	123,811.70		16.30%
REAL INCOME 2029 FUND	Institutional	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	367,180.66	*	55.55%
REAL INCOME 2029 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	128,848.12		19.49%
REAL INCOME 2029 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	84,773.47		12.82%
REAL INCOME 2029 FUND	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	50,988.72		7.71%
REAL INCOME 2029 FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	81,156.08	*	60.63%
REAL INCOME 2029 FUND	P	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	28,674.24		21.42%
REAL INCOME 2029 FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10,252.84		7.66%
REAL INCOME 2029 FUND	P	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	7,376.25		5.51%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REAL RETURN ASSET FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	10,586,865.30	*	28.07%
REAL RETURN ASSET FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	8,635,758.75		22.90%
REAL RETURN ASSET FUND	Institutional	**	NEW YORK LIFE TRUST CO CLIENT ACCT, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	4,828,994.45		12.81%
REAL RETURN ASSET FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,479,097.33		11.88%
REAL RETURN ASSET FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	3,982,570.11		10.56%
REAL RETURN ASSET FUND	P	**	LPL FBO LPL CUSTOMERS, ATTN MUTUAL FUND OPERATIONS, 1 BEACON ST FL 22 BOSTON MA 02108-3106	467,455.73	*	44.31%
REAL RETURN ASSET FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	318,716.88	*	30.21%
REAL RETURN ASSET FUND	P	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY A/C FBO CUSTOMERS, ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	71,204.11		6.75%
REAL RETURN ASSET FUND	P	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	54,409.43		5.16%
REAL RETURN FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	38,583,672.33		10.96%
REAL RETURN FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	36,778,625.87		10.45%
REAL RETURN FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	35,958,852.59		10.22%
REAL RETURN FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	31,738,121.09		9.02%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REAL RETURN FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	26,895,083.61		7.64%
REAL RETURN FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21,673,158.72		6.16%
REAL RETURN FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	30,894,856.86		24.13%
REAL RETURN FUND	Administrative	**	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS-TRADING OPS XXXXX 601 CONGRESS ST BOSTON MA 02210-2804	28,293,467.72		22.10%
REAL RETURN FUND	Administrative	**	GREAT WEST FUND INC, 8515 E ORCHARD 2T2, GREENWOOD VILLAGE CO 80111-5002	8,896,822.93		6.95%
REAL RETURN FUND	Administrative	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6,675,719.31		5.22%
REAL RETURN FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	598,303.93	*	44.67%
REAL RETURN FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	180,763.86		13.50%
REAL RETURN FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	106,832.78		7.98%
REAL RETURN FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	54,533,955.33	*	26.36%
REAL RETURN FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	28,306,691.90		13.68%
REAL RETURN FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22,970,156.43		11.10%
REAL RETURN FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	22,940,791.79		11.09%
REAL RETURN FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	15,722,552.17		7.60%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REAL RETURN FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14,206,504.81		6.87%
REAL RETURN FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	11,688,222.63		5.65%
REAL RETURN FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	76,484,230.64	*	43.03%
REAL RETURN FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	57,683,923.65	*	32.45%
REAL RETURN FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	14,308,640.18		8.05%
REAL RETURN FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	10,420,430.05		5.86%
REAL RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	234,744,322.74	*	30.27%
REAL RETURN FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	116,826,136.58		15.07%
REAL RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	62,617,323.93	*	47.34%
REAL RETURN FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	28,518,776.46		21.56%
REAL RETURN FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11,992,972.10		9.07%
REAL RETURN FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8,509,432.13		6.43%
REAL RETURN FUND	R	**	HARTFORD LIFE INSURANCE CO, 401K SEPARATE ACCOUNT, PO BOX 2999 HARTFORD CT 06104-2999	9,113,499.71		21.93%
REAL RETURN FUND	R	**	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156-0001	3,682,178.80		8.86%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REAL RETURN FUND	R	**	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	3,456,162.07	8.31%
REAL RETURN FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,600,962.06	6.26%
REAL RETURN FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,390,113.84	5.75%
REAL RETURN FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,121,010.12	5.10%
REALESTATEREALRETURN STRATEGY FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	18,244,540.39	19.18%
REALESTATEREALRETURN STRATEGY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,476,648.85	9.96%
REALESTATEREALRETURN STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	8,866,317.58	9.32%
REALESTATEREALRETURN STRATEGY FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	7,980,414.70	8.39%
REALESTATEREALRETURN STRATEGY FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	7,080,737.98	7.44%
REALESTATEREALRETURN STRATEGY FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,922,757.36	7.28%
REALESTATEREALRETURN STRATEGY FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	4,952,154.85	5.21%
REALESTATEREALRETURN STRATEGY FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	80,677.46	21.28%
REALESTATEREALRETURN STRATEGY FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	67,486.22	17.80%
REALESTATEREALRETURN STRATEGY FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	61,256.11	16.15%
REALESTATEREALRETURN STRATEGY FUND	B	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	25,212.02	6.65%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALESTATEREALRETURN STRATEGY FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	22,334.51		5.89%
REALESTATEREALRETURN STRATEGY FUND	B	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	20,520.40		5.41%
REALESTATEREALRETURN STRATEGY FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	7,344,331.76		14.97%
REALESTATEREALRETURN STRATEGY FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	7,090,211.26		14.46%
REALESTATEREALRETURN STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,982,574.59		14.24%
REALESTATEREALRETURN STRATEGY FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,067,411.10		12.37%
REALESTATEREALRETURN STRATEGY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,294,855.38		6.72%
REALESTATEREALRETURN STRATEGY FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,815,879.31		5.74%
REALESTATEREALRETURN STRATEGY FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	2,750,321.55		5.61%
REALESTATEREALRETURN STRATEGY FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,543,855.59		5.19%
REALESTATEREALRETURN STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	41,028,337.12	*	52.07%
REALESTATEREALRETURN STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	18,700,478.69		23.74%
REALESTATEREALRETURN STRATEGY FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6,418,926.03		8.15%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALESTATEREALRETURN STRATEGY FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	3,971,889.70		5.04%
REALESTATEREALRETURN STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	50,644,924.60	*	31.01%
REALESTATEREALRETURN STRATEGY FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	41,631,800.47	*	25.49%
REALESTATEREALRETURN STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	15,771,424.65		9.66%
REALESTATEREALRETURN STRATEGY FUND	Institutional	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,313,318.61		7.54%
REALESTATEREALRETURN STRATEGY FUND	Institutional	**	CHARLES SCHWAB & CO INC, SEPCIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	12,018,198.02		7.36%
REALESTATEREALRETURN STRATEGY FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11,035,309.95	*	30.69%
REALESTATEREALRETURN STRATEGY FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	9,368,748.93	*	26.05%
REALESTATEREALRETURN STRATEGY FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5,873,418.31		16.33%
REALESTATEREALRETURN STRATEGY FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,047,560.49		11.26%
REALRETIREMENT 2015 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	151,433.82	*	49.85%
REALRETIREMENT 2015 FUND	A	**	WILMINGTON TRUST RISC AS CUST FBO, HEAT & FROST INSULATORS & A W L XXXXX, PO BOX 52129 PHOENIX AZ 85072-2129	47,035.38		15.48%
REALRETIREMENT 2015 FUND	A	**	JP MORGAN CHASE BANK TTEE/CUST, FOR THE TIAA-CREF RETIREMENT PLANS, PROGRAM 4 NEW YORK PLAZA NEW YORK NY 10004-2413	25,251.25		8.31%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2015 FUND	A	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	20,201.44		6.65%
REALRETIREMENT 2015 FUND	A	**	DWS TRUST COMPANY TTEE, DWS TRUST COMPANY, FBO DIAMOND PRODUCTS 401K & PROFIT SHARING PLAN PO BOX 1757 SALEM NH 03079-1143	17,861.39		5.88%
REALRETIREMENT 2015 FUND	A	**	DWS TRUST CO TTEE/CUSTODIAN, FBO ADP ENTERPRISE PRODUCT, PO BOX 1757 SALEM NH 03079-1143	15,406.10		5.07%
REALRETIREMENT 2015 FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,549,645.37	*	60.86%
REALRETIREMENT 2015 FUND	Administrative	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	562,164.93		22.08%
REALRETIREMENT 2015 FUND	Administrative	**	DCGT AS TTEE AND OR CUST FBO, PRINCIPAL FINANCIAL GROUP QUALIFIED, PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	305,760.16		12.01%
REALRETIREMENT 2015 FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	20,589.23	*	28.27%
REALRETIREMENT 2015 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	13,181.11		18.10%
REALRETIREMENT 2015 FUND	C	**	SSB&T CUST SIMPLE IRA, CITY GLASS CO INC, FBO VIRGINIA A ECKHARDT 322 OLIVARRI DR ANDERSON SC 29621-3045	5,334.16		7.32%
REALRETIREMENT 2015 FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5,290.00		7.26%
REALRETIREMENT 2015 FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,587.32		6.30%
REALRETIREMENT 2015 FUND	C	**	SSB&T CUST ROLLOVER IRA, FBO BENNIE STRAYHORN, 915 HALESWORTH DR CINCINNATI OH 45240-1805	4,240.62		5.82%
REALRETIREMENT 2015 FUND	C	**	UMB BANK NA C/F, BETHLEHEM AREA SD 403B, FBO LUZ N RODRIGUEZ 3611 DEWALT ST BETHLEHEM PA 18020-3425	3,853.47		5.29%
REALRETIREMENT 2015 FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,834.68		5.26%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2015 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	84,070.61	*	70.82%
REALRETIREMENT 2015 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	27,822.87		23.44%
REALRETIREMENT 2015 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,069,236.44	*	58.26%
REALRETIREMENT 2015 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	241,676.40		13.17%
REALRETIREMENT 2015 FUND	Institutional	**	WELLS FARGO BANK FBO, VARIOUS RETIREMENT PLANS XXXXX NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	149,768.45		8.16%
REALRETIREMENT 2015 FUND	Institutional	**	WILMINGTON TRUST RISC AS TTEE FBO, OVERLAND PARK KANSAS MUNICIPAL EMPS, PP&T PO BOX 52129 PHOENIX AZ 85072-2129	113,198.70		6.17%
REALRETIREMENT 2015 FUND	Institutional	**	MID ATLANTIC TRUST COMPANY, FBO ST BARNABAS HEALTH SYSTEM, RETIREMENT SAVINGS PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	107,858.64		5.88%
REALRETIREMENT 2015 FUND	Institutional	**	TD AMERITRADE TRUST COMPANY, PO BOX 17748, DENVER CO 80217-0748	98,766.20		5.38%
REALRETIREMENT 2015 FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	19,075.44	*	90.17%
REALRETIREMENT 2015 FUND	P	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,083.41		5.12%
REALRETIREMENT 2015 FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	12,792.07	*	78.62%
REALRETIREMENT 2015 FUND	R	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,060.33		6.52%
REALRETIREMENT 2015 FUND	R	**	STATE STREET BANK TRUSTEE, AND/OR CUSTODIAN, FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	1,029.44		6.33%
REALRETIREMENT 2015 FUND	R	**	FRONTIER TR CO FBO, DIDIT 401K SALARY SAVINGS PLAN XXXXX, 28 P O BOX 10758 FARGO ND 58106-0758	821.28		5.05%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2020 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	212,751.31		22.09%
REALRETIREMENT 2020 FUND	A	**	WILMINGTON TRUST RISC AS CUST FBO, HEAT & FROST INSULATORS & A W L XXXXX, PO BOX 52129 PHOENIX AZ 85072-2129	152,371.28		15.82%
REALRETIREMENT 2020 FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	72,419.08		7.52%
REALRETIREMENT 2020 FUND	A	**	DWS TRUST CO TTEE/CUSTODIAN, FBO ADP ENTERPRISE PRODUCT, PO BOX 1757 SALEM NH 03079-1143	59,130.75		6.14%
REALRETIREMENT 2020 FUND	A	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	54,992.18		5.71%
REALRETIREMENT 2020 FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	52,183.61		5.42%
REALRETIREMENT 2020 FUND	Administrative	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,512,048.98	*	47.97%
REALRETIREMENT 2020 FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,045,844.47	*	39.07%
REALRETIREMENT 2020 FUND	Administrative	**	DCGT AS TTEE AND OR CUST FBO, PRINCIPAL FINANCIAL GROUP QUALIFIED, PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	424,242.60		8.10%
REALRETIREMENT 2020 FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	63,189.38		19.50%
REALRETIREMENT 2020 FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	47,325.32		14.61%
REALRETIREMENT 2020 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	30,120.94		9.30%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2020 FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22,954.44		7.08%
REALRETIREMENT 2020 FUND	C	**	SSB&T CUST ROLLOVER IRA, FBO TERRY W STEWART, 3655 E ADAMS ST HERNANDO FL 34442-2501	20,522.59		6.33%
REALRETIREMENT 2020 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	254,031.18	*	57.69%
REALRETIREMENT 2020 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	114,417.49	*	25.98%
REALRETIREMENT 2020 FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	42,121.34		9.57%
REALRETIREMENT 2020 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,499,924.70	*	62.84%
REALRETIREMENT 2020 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	714,690.25		17.97%
REALRETIREMENT 2020 FUND	Institutional	**	WELLS FARGO BANK FBO, VARIOUS RETIREMENT PLANS XXXXX NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	214,013.86		5.38%
REALRETIREMENT 2020 FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	80,825.77	*	98.38%
REALRETIREMENT 2020 FUND	R		YUVAL YANIV FBO, ADVANCED TECHNICAL SOLUTIONS I 401K, PSP & TR 2986 NAVAJO STREET YORKTOWN HTS NY 10598-1834	59,738.89	*	34.76%
REALRETIREMENT 2020 FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	34,917.49		20.32%
REALRETIREMENT 2020 FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	17,675.03		10.28%
REALRETIREMENT 2020 FUND	R		PHIL ESTRADA FBO, QUIMEX INC 401K PSP, & TR 14702 HAMLIN AVE MIDLOTHIAN IL 60445-3427	14,892.26		8.67%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2020 FUND	R	**	MID ATLANTIC TR CO FBO, BUCKLEY & THEROUX LLC 401K PLAN, 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9,149.16		5.32%
REALRETIREMENT 2025 FUND	A	**	WILMINGTON TRUST RISC AS CUST FBO, HEAT & FROST INSULATORS & A W L XXXXX, PO BOX 52129 PHOENIX AZ 85072-2129	92,032.97	*	30.05%
REALRETIREMENT 2025 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	63,981.34		20.89%
REALRETIREMENT 2025 FUND	A	**	TD AMERITRADE TR CO, XXXXX, PO BOX 17748 DENVER CO 80217-0748	55,571.58		18.15%
REALRETIREMENT 2025 FUND	A	**	PIMS/PRUDENTIAL RETPLAN, NOMINEE TRUSTEE CUSTODIAN, XXXXX GASP 401K PSP PARTNERSHIP MEDICAL GROUP 3530 WILSHIRE BLVD STE 350 LOS ANGELES CA 90010-2335	34,664.94		11.32%
REALRETIREMENT 2025 FUND	A	**	JP MORGAN CHASE BANK TTEE/CUST, FOR THE TIAA-CREF RETIREMENT PLANS, PROGRAM 4 NEW YORK PLAZA NEW YORK NY 10004-2413	26,471.89		8.64%
REALRETIREMENT 2025 FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,157,311.11	*	52.69%
REALRETIREMENT 2025 FUND	Administrative	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,389,755.67	*	33.95%
REALRETIREMENT 2025 FUND	Administrative	**	DCGT AS TTEE AND OR CUST FBO, PRINCIPAL FINANCIAL GROUP QUALIFIED, PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	452,723.47		11.06%
REALRETIREMENT 2025 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	10,707.17	*	26.56%
REALRETIREMENT 2025 FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	8,705.00		21.59%
REALRETIREMENT 2025 FUND	C	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	3,027.05		7.51%
REALRETIREMENT 2025 FUND	C	**	FRONTIER TRUST COMPANY FBO, INFANT TODDLER 403B PLAN XXXXX, P O BOX 10758 FARGO ND 58106-0758	2,907.19		7.21%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2025 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	149,456.38	*	80.66%
REALRETIREMENT 2025 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	25,486.49		13.75%
REALRETIREMENT 2025 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,616,701.53	*	71.16%
REALRETIREMENT 2025 FUND	Institutional	**	WELLS FARGO BANK FBO, VARIOUS RETIREMENT PLANS XXXXX NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	206,871.83		9.11%
REALRETIREMENT 2025 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	175,879.62		7.74%
REALRETIREMENT 2025 FUND	Institutional	**	WILMINGTON TRUST RISC AS TTEE FBO, OVERLAND PARK KANSAS MUNICIPAL EMPS, PP&T PO BOX 52129 PHOENIX AZ 85072-2129	127,081.25		5.59%
REALRETIREMENT 2025 FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	94,269.98	*	97.25%
REALRETIREMENT 2025 FUND	R	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	43,886.21	*	44.95%
REALRETIREMENT 2025 FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	33,272.08	*	34.08%
REALRETIREMENT 2025 FUND	R	**	MID ATLANTIC TR CO FBO, BUCKLEY & THEROUX LLC 401K PLAN, 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,875.68		9.09%
REALRETIREMENT 2025 FUND	R	**	TD AMERITRADE TR CO, XXXXX, PO BOX 17748 DENVER CO 80217-0748	5,344.41		5.47%
REALRETIREMENT 2030 FUND	A	**	WILMINGTON TRUST RISC AS CUST FBO, HEAT & FROST INSULATORS & A W L XXXXX, PO BOX 52129 PHOENIX AZ 85072-2129	311,618.43	*	31.01%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2030 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	162,204.65		16.14%
REALRETIREMENT 2030 FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	80,712.09		8.03%
REALRETIREMENT 2030 FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	64,551.02		6.42%
REALRETIREMENT 2030 FUND	A	**	DWS TRUST CO TTEE/CUSTODIAN, FBO ADP ENTERPRISE PRODUCT, PO BOX 1757 SALEM NH 03079-1143	60,251.69		6.00%
REALRETIREMENT 2030 FUND	A	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	51,360.58		5.11%
REALRETIREMENT 2030 FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,901,422.74	*	45.14%
REALRETIREMENT 2030 FUND	Administrative	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,829,018.75	*	44.01%
REALRETIREMENT 2030 FUND	Administrative	**	DCGT AS TTEE AND OR CUST FBO, PRINCIPAL FINANCIAL GROUP QUALIFIED, PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	445,494.08		6.93%
REALRETIREMENT 2030 FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	74,411.47	*	30.92%
REALRETIREMENT 2030 FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	20,739.86		8.62%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2030 FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	13,112.25		5.45%
REALRETIREMENT 2030 FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	12,593.50		5.23%
REALRETIREMENT 2030 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	151,329.36	*	36.24%
REALRETIREMENT 2030 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	137,577.41	*	32.95%
REALRETIREMENT 2030 FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	76,335.36		18.28%
REALRETIREMENT 2030 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,297,117.23	*	56.91%
REALRETIREMENT 2030 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,152,153.68	*	28.54%
REALRETIREMENT 2030 FUND	Institutional	**	WELLS FARGO BANK FBO, VARIOUS RETIREMENT PLANS XXXXX NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	222,789.10		5.52%
REALRETIREMENT 2030 FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	102,694.89	*	98.63%
REALRETIREMENT 2030 FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	47,373.40	*	26.50%
REALRETIREMENT 2030 FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	34,352.35		19.21%
REALRETIREMENT 2030 FUND	R	**	MID ATLANTIC TR CO FBO, IDC INDUSTRIES INC 401K PSP, & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	32,240.83		18.03%
REALRETIREMENT 2030 FUND	R	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	20,390.56		11.40%
REALRETIREMENT 2030 FUND	R	**	FRONTIER TR CO FBO, DIDIT 401K SALARY SAVINGS PLAN XXXXX, 28 P O BOX 10758 FARGO ND 58106-0758	9,515.57		5.32%
REALRETIREMENT 2035 FUND	A	**	WILMINGTON TRUST RISC AS CUST FBO, HEAT & FROST INSULATORS & A W L XXXXX, PO BOX 52129 PHOENIX AZ 85072-2129	92,138.08	*	47.31%
REALRETIREMENT 2035 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	34,168.18		17.55%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2035 FUND	A	**	JP MORGAN CHASE BANK TTEE/CUST, FOR THE TIAA-CREF RETIREMENT PLANS, PROGRAM 4 NEW YORK PLAZA NEW YORK NY 10004-2413	27,147.99		13.94%
REALRETIREMENT 2035 FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,957,406.43	*	61.41%
REALRETIREMENT 2035 FUND	Administrative	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	767,733.15		24.09%
REALRETIREMENT 2035 FUND	Administrative	**	DCGT AS TTEE AND OR CUST FBO, PRINCIPAL FINANCIAL GROUP, QUALIFIED PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	285,987.75		8.97%
REALRETIREMENT 2035 FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6,929.71	*	53.08%
REALRETIREMENT 2035 FUND	C	**	U S BANCORP INVESTMENTS INC, FBO XXXXX, 60 LIVINGSTON AVENUE ST PAUL MN 55107-2292	1,816.00		13.91%
REALRETIREMENT 2035 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,718.44		13.16%
REALRETIREMENT 2035 FUND	C	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,070.10		8.20%
REALRETIREMENT 2035 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	38,722.43	*	42.34%
REALRETIREMENT 2035 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	30,952.54	*	33.85%
REALRETIREMENT 2035 FUND	D	**	CAPITAL ONE SHAREBUILDER INC, —OMNIBUS ACCOUNT—, 83 S KING ST STE 700 SEATTLE WA 98104-2851	6,023.99		6.59%
REALRETIREMENT 2035 FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,676.62		5.11%
REALRETIREMENT 2035 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,148,566.44	*	79.57%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2035 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	285,512.53		10.57%
REALRETIREMENT 2035 FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	115,718.31	*	97.55%
REALRETIREMENT 2035 FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	22,899.85	*	60.36%
REALRETIREMENT 2035 FUND	R	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9,719.45	*	25.62%
REALRETIREMENT 2035 FUND	R	**	FRONTIER TR CO FBO, DIDIT 401K SALARY SAVINGS PLAN XXXXX, 28 P O BOX 10758 FARGO ND 58106-0758	4,058.25		10.70%
REALRETIREMENT 2040 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	106,486.33		16.73%
REALRETIREMENT 2040 FUND	A	**	WILMINGTON TRUST RISC AS CUST FBO, HEAT & FROST INSULATORS & A W L XXXXX, PO BOX 52129 PHOENIX AZ 85072-2129	82,554.15		12.97%
REALRETIREMENT 2040 FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	72,137.24		11.34%
REALRETIREMENT 2040 FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	65,657.89		10.32%
REALRETIREMENT 2040 FUND	A	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	46,586.40		7.32%
REALRETIREMENT 2040 FUND	A	**	DWS TRUST CO TTEE/CUSTODIAN, FBO ADP ENTERPRISE PRODUCT, PO BOX 1757 SALEM NH 03079-1143	37,641.95		5.92%
REALRETIREMENT 2040 FUND	A	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	33,931.58		5.33%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2040 FUND	Administrative	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,440,195.69	*	54.00%
REALRETIREMENT 2040 FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,588,809.85	*	35.16%
REALRETIREMENT 2040 FUND	Administrative	**	MG TRUST COMPANY CUST, FBO TRI-AD, 717 17TH ST STE 1300 DENVER CO 80202-3304	265,870.95		5.88%
REALRETIREMENT 2040 FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	24,495.75		21.79%
REALRETIREMENT 2040 FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	20,709.58		18.42%
REALRETIREMENT 2040 FUND	C	**	SSB&T CUST SIMPLE IRA, HERITAGE CLUB, FBO LEWIS M ROSENBLOOM 4783 GEMSTONE CT MASON OH 45040-3308	12,643.56		11.25%
REALRETIREMENT 2040 FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10,816.03		9.62%
REALRETIREMENT 2040 FUND	C	**	SSB&T CUST, SEP IRA, FBO TIMOTHY P DOYLE 1113 BERGER ST AUSTIN TX 78721-2533	8,813.23		7.84%
REALRETIREMENT 2040 FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7,578.27		6.74%
REALRETIREMENT 2040 FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	110,150.28	*	31.06%
REALRETIREMENT 2040 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	93,023.64	*	26.23%
REALRETIREMENT 2040 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	79,724.68		22.48%
REALRETIREMENT 2040 FUND	D	**	CAPITAL ONE SHAREBUILDER INC, —OMNIBUS ACCOUNT—, 83 S KING ST STE 700 SEATTLE WA 98104-2851	23,465.30		6.62%
REALRETIREMENT 2040 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,780,455.11	*	74.66%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2040 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	874,946.76		17.28%
REALRETIREMENT 2040 FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	210,981.20	*	99.30%
REALRETIREMENT 2040 FUND	R	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	86,959.85	*	50.81%
REALRETIREMENT 2040 FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	33,877.69		19.80%
REALRETIREMENT 2040 FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,731.66		12.11%
REALRETIREMENT 2040 FUND	R	**	FRONTIER TR CO FBO, DIDIT 401K SALARY SAVINGS PLAN XXXXX, 28 P O BOX 10758 FARGO ND 58106-0758	9,144.79		5.34%
REALRETIREMENT 2045 FUND	A	**	WILMINGTON TRUST RISC AS CUST FBO, HEAT & FROST INSULATORS & A W L XXXXX, PO BOX 52129 PHOENIX AZ 85072-2129	21,821.40	*	38.85%
REALRETIREMENT 2045 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	20,225.08	*	36.01%
REALRETIREMENT 2045 FUND	A	**	JP MORGAN CHASE BANK TTEE/CUST, FOR THE TIAA-CREF RETIREMENT PLANS, PROGRAM 4 NEW YORK PLAZA NEW YORK NY 10004-2413	7,595.37		13.52%
REALRETIREMENT 2045 FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	429,268.25	*	75.46%
REALRETIREMENT 2045 FUND	Administrative	**	DCGT AS TTEE AND OR CUST FBO, PRINCIPAL FINANCIAL GROUP, QUALIFIED PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	66,841.87		11.75%
REALRETIREMENT 2045 FUND	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	66,707.01		11.73%
REALRETIREMENT 2045 FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6,921.67	*	69.50%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2045 FUND	C	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,051.48		10.56%
REALRETIREMENT 2045 FUND	C	**	SSB&T CUST IRA, FBO BRADFORD MULKEY, 102 N BELVEDERE AVE GASTONIA NC 28054-4212	728.80		7.32%
REALRETIREMENT 2045 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	705.87		7.09%
REALRETIREMENT 2045 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	22,193.43	*	60.52%
REALRETIREMENT 2045 FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	7,457.62		20.34%
REALRETIREMENT 2045 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,392.50		14.70%
REALRETIREMENT 2045 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,612,995.79	*	98.28%
REALRETIREMENT 2045 FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	30,690.65	*	96.42%
REALRETIREMENT 2045 FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	23,154.47	*	80.30%
REALRETIREMENT 2045 FUND	R	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	4,577.59		15.88%
REALRETIREMENT 2050 FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	24,503.93		13.95%
REALRETIREMENT 2050 FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	19,893.58		11.32%
REALRETIREMENT 2050 FUND	A	**	WILMINGTON TRUST RISC AS CUST FBO, HEAT & FROST INSULATORS & A W L XXXXX, PO BOX 52129 PHOENIX AZ 85072-2129	15,825.27		9.01%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2050 FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10,915.40		6.21%
REALRETIREMENT 2050 FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9,241.34		5.26%
REALRETIREMENT 2050 FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,478,627.87	*	64.76%
REALRETIREMENT 2050 FUND	Administrative	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	685,617.14	*	30.03%
REALRETIREMENT 2050 FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	12,483.31		18.14%
REALRETIREMENT 2050 FUND	C	**	SSB&T CUST ROTH IRA FBO, AMBER L H CYPERS, 1917 DAN DR LAYTON UT 84040-2331	8,193.53		11.91%
REALRETIREMENT 2050 FUND	C	**	SSB&T CUST ROTH IRA FBO, MITCHELL M CYPERS, 1917 DAN DR LAYTON UT 84040-2331	7,710.50		11.20%
REALRETIREMENT 2050 FUND	C	**	FRONTIER TRUST COMPANY FBO, INFANT TODDLER 403B PLAN XXXXX, P O BOX 10758 FARGO ND 58106-0758	3,948.02		5.74%
REALRETIREMENT 2050 FUND	C	**	SSB&T CUST IRA, FBO JAMES H SPIVEY, 107 KENDALL CT GOOSE CREEK SC 29445-5332	3,740.77		5.44%
REALRETIREMENT 2050 FUND	C	**	SSB&T CUST IRA, FBO ROBERT T DIAMOND, 261 COE RD ARARAT NC 27007-8228	3,537.64		5.14%
REALRETIREMENT 2050 FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	239,987.60	*	47.68%
REALRETIREMENT 2050 FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	155,454.20	*	30.89%
REALRETIREMENT 2050 FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	68,063.01		13.52%
REALRETIREMENT 2050 FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,850,728.54	*	85.22%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT 2050 FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	555,600.47		12.30%
REALRETIREMENT 2050 FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	27,830.51	*	95.04%
REALRETIREMENT 2050 FUND	R	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	30,455.62	*	34.53%
REALRETIREMENT 2050 FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	19,056.79		21.61%
REALRETIREMENT 2050 FUND	R	**	FRONTIER TR CO FBO, DIDIT 401K SALARY SAVINGS PLAN XXXXX, 28 P O BOX 10758 FARGO ND 58106-0758	14,841.58		16.83%
REALRETIREMENT 2050 FUND	R	**	FRONTIER TRUST COMPANY FBO, GC COM CONSTRUCTION CO INC RETIR, XXXXX P O BOX 10758 FARGO ND 58106-0758	9,413.58		10.67%
REALRETIREMENT 2050 FUND	R	**	MID ATLANTIC TR CO FBO, MICROMIDAS INC 401K PSP, & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5,098.18		5.78%
REALRETIREMENT 2050 FUND	R	**	MID ATLANTIC TR CO FBO, BUCKLEY & THEROUX LLC 401K PLAN, 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	4,664.68		5.29%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	A	**	MID ATLANTIC TR CO FBO, POPPLE CONSTRUCTION INC 401K PSP, & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	186,109.49		16.14%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	120,450.57		10.45%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	115,782.12		10.04%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	A	**	JP MORGAN CHASE BANK TTEE/CUST FBO, THE RETIREMENT PLANS FOR WHICH, TIAA-CREF ACTS AS RECORD KEEPER 4 NEW YORK PLAZA NEW YORK NY 10004-2413	75,334.87		6.53%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	A	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	73,798.34		6.40%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT INCOME AND DISTRIBUTION FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,494,272.74	*	44.10%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	Administrative	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	966,746.57	*	28.53%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	653,696.98		19.29%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	Administrative	**	DCGT AS TTEE AND OR CUST FBO, PRINCIPAL FINANCIAL GROUP QUALIFIED, PRIN ADVTG OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	263,715.56		7.78%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	46,805.60		16.92%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	C	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	28,296.50		10.23%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	26,037.73		9.41%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	22,027.92		7.96%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	C		JAMES A GIAUQUE JR TTEE, THE DIXIE R GIAUQUE FAMILY TRUST, U/A DTD 05/12/2000 2082 E MARRWOOD DR SALT LAKE CTY UT 84124-1742	19,969.81		7.22%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	C	**	SSB&T CUST ROLLOVER IRA, FBO SHARON J KALISH, 514 HILLTOP CIR MONTFORT WI 53569-9757	14,972.54		5.41%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	C	**	SSB&T CUST IRA, FBO MARILYN W DIENER, 1240 JAMES CIR LAFAYETTE CO 80026-2809	14,629.70		5.29%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	108,872.84	*	38.00%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	108,837.81	*	37.98%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	35,178.08		12.28%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

REALRETIREMENT INCOME AND DISTRIBUTION FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,112,992.06	*	56.38%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	275,354.40		13.95%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	Institutional	**	TD AMERITRADE TRUST COMPANY, PO BOX 17748, DENVER CO 80217-0748	188,774.39		9.56%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	Institutional	**	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355-2331	145,800.10		7.39%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	P	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	26,427.39	*	56.34%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	P	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	14,693.10	*	31.33%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,521.58		9.64%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	R	**	ATTN NPIO TRADE DESK, DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	18,038.87	*	45.43%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	R	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,720.36		11.89%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	R	**	GREAT-WEST TRUST COMPANY LLC TTEE F, EMPLOYEE BENEFITS CLIENTS 401K, 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	4,503.86		11.34%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	R	**	TD AMERITRADE TR CO, XXXXX, PO BOX 17748 DENVER CO 80217-0748	3,204.41		8.07%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	R	**	MID ATLANTIC TR CO FBO, SALEM CREEK INC 401K PSP, & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	2,555.29		6.44%
REALRETIREMENT INCOME AND DISTRIBUTION FUND	R	**	FRONTIER TR CO FBO, DIDIT 401K SALARY SAVINGS PLAN XXXXX, 28 P O BOX 10758 FARGO ND 58106-0758	2,020.55		5.09%
SENIOR FLOATING RATE FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,914,804.73	*	26.72%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SENIOR FLOATING RATE FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,179,239.30		16.46%
SENIOR FLOATING RATE FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR C USTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	945,814.46		13.20%
SENIOR FLOATING RATE FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	838,182.02		11.70%
SENIOR FLOATING RATE FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,079,674.18	*	42.42%
SENIOR FLOATING RATE FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR C USTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	579,183.98		11.81%
SENIOR FLOATING RATE FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	434,530.37		8.86%
SENIOR FLOATING RATE FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	401,324.46		8.19%
SENIOR FLOATING RATE FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,405,429.99	*	64.02%
SENIOR FLOATING RATE FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	638,563.03		17.00%
SENIOR FLOATING RATE FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	494,568.50		13.16%
SENIOR FLOATING RATE FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	129,918,639.93	*	50.62%
SENIOR FLOATING RATE FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	99,098,769.16	*	38.61%
SENIOR FLOATING RATE FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,568,990.45	*	68.22%
SENIOR FLOATING RATE FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	277,598.99		12.07%
SENIOR FLOATING RATE FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	198,356.66		8.62%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SENIOR FLOATING RATE FUND	R	**	SAMMONS FINANCIAL NETWORK, 5801 SW 6TH AVE, TOPEKA KS 66636-1001	149,149.57	*	98.56%
SHORT ASSET INVESTMENT FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	332,813.59	*	60.74%
SHORT ASSET INVESTMENT FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	143,358.81	*	26.16%
SHORT ASSET INVESTMENT FUND	A		ROBERT A HANSEN & LISA HANSEN TTEES, HANSEN FAMILY TRUST, U/A DTD 06/01/2007 28102 BEDFORD DR LAGUNA NIGUEL CA 92677-1477	33,111.02		6.04%
SHORT ASSET INVESTMENT FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	5,692.34	*	73.81%
SHORT ASSET INVESTMENT FUND	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	1,010.15		13.10%
SHORT ASSET INVESTMENT FUND	Administrative	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	1,010.00		13.10%
SHORT ASSET INVESTMENT FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,155,420.97	*	85.33%
SHORT ASSET INVESTMENT FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	103,658.26		7.66%
SHORT ASSET INVESTMENT FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,899,391.68	*	48.47%
SHORT ASSET INVESTMENT FUND	Institutional	**	STATE STREET AS CUSTODIAN FOR SOUTH, DAKOTA COLLEGEACCESS 529 PLAN, AGE-BASED PORTFOLIO XXXXX ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1,787,166.53		17.68%
SHORT ASSET INVESTMENT FUND	Institutional	**	STATE STREET AS CUSTODIAN FOR SOUTH, DAKOTA COLLEGEACCESS 529 PLAN, AGE-BASED PORTFOLIO XXXXX ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	1,733,573.26		17.15%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SHORT ASSET INVESTMENT FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,239,684.54		12.26%
SHORT ASSET INVESTMENT FUND	P	**	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE SAN FRANCISCO CA 92121-1968	18,722.63	*	72.43%
SHORT ASSET INVESTMENT FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	6,115.70		23.66%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8,672,392.75	*	38.31%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	6,151,902.43	*	27.17%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,592,347.50		11.45%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,171,822.39		5.18%
SHORT DURATION MUNICIPAL INCOME FUND	Administrative	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	69.93	*	99.96%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	320,917.64		15.72%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	286,801.21		14.05%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	258,263.77		12.65%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	249,845.07		12.24%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	229,242.49		11.23%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	158,868.07		7.78%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	108,280.88		5.30%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SHORT DURATION MUNICIPAL INCOME FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,349,599.58	*	78.71%
SHORT DURATION MUNICIPAL INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	165,736.19		9.67%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,697,946.72	*	46.99%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,843,936.77	*	31.70%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	640,045.98		5.28%
SHORT DURATION MUNICIPAL INCOME FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	1,464,841.58	*	42.73%
SHORT DURATION MUNICIPAL INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,408,258.44	*	41.08%
SHORT DURATION MUNICIPAL INCOME FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	275,669.99		8.04%
SHORT DURATION MUNICIPAL INCOME FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	210,256.17		6.13%
SHORT-TERM FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	33,123,532.47	*	26.64%
SHORT-TERM FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	32,461,112.68	*	26.11%
SHORT-TERM FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	11,022,154.37		8.87%
SHORT-TERM FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	8,159,863.69		6.56%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SHORT-TERM FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,752,705.19		6.24%
SHORT-TERM FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,036,210.64		5.66%
SHORT-TERM FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	272,604,898.75	*	97.49%
SHORT-TERM FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12,535.19		17.08%
SHORT-TERM FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12,502.88		17.03%
SHORT-TERM FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9,229.64		12.57%
SHORT-TERM FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	6,545.71		8.92%
SHORT-TERM FUND	B	**	JP MORGAN CLEARING CORP OMNIBUS, ACCOUNT FOR THE EXCLUSIVE BENEFIT, OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	6,096.88		8.31%
SHORT-TERM FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5,269.81		7.18%
SHORT-TERM FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4,857.12		6.62%
SHORT-TERM FUND	B	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	4,285.18		5.84%
SHORT-TERM FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,983,301.82		16.93%
SHORT-TERM FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,077,443.77		13.08%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SHORT-TERM FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2,586,138.81		10.99%
SHORT-TERM FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,554,083.24		10.85%
SHORT-TERM FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,549,785.36		10.83%
SHORT-TERM FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	1,976,295.19		8.40%
SHORT-TERM FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,954,647.82		8.31%
SHORT-TERM FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	25,152,046.83	*	48.09%
SHORT-TERM FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	16,672,621.93	*	31.88%
SHORT-TERM FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3,728,585.91		7.13%
SHORT-TERM FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	3,022,537.00		5.78%
SHORT-TERM FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	155,428,887.91		20.96%
SHORT-TERM FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	121,691,941.07		16.41%
SHORT-TERM FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	26,539,378.69	*	57.69%
SHORT-TERM FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,828,889.21		14.84%
SHORT-TERM FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,951,450.66		8.59%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SHORT-TERM FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,862,863.09		6.22%
SHORT-TERM FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	2,385,854.31		5.19%
SHORT-TERM FUND	R	**	SAMMONS FINANCIAL NETWORK, 5801 SW 6TH AVE, TOPEKA KS 66636-1001	2,678,276.75	*	70.40%
SHORT-TERM FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	239,893.95		6.31%
SMALL CAP STOCKSPLUS® AR FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5,691,422.11		19.29%
SMALL CAP STOCKSPLUS® AR FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3,621,458.49		12.27%
SMALL CAP STOCKSPLUS® AR FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	3,569,678.15		12.10%
SMALL CAP STOCKSPLUS® AR FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,667,317.03		9.04%
SMALL CAP STOCKSPLUS® AR FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,921,584.01		6.51%
SMALL CAP STOCKSPLUS® AR FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,531,314.82		15.66%
SMALL CAP STOCKSPLUS® AR FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,320,945.26		13.51%
SMALL CAP STOCKSPLUS® AR FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,295,896.24		13.25%
SMALL CAP STOCKSPLUS® AR FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	903,202.60		9.24%
SMALL CAP STOCKSPLUS® AR FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	764,692.55		7.82%
SMALL CAP STOCKSPLUS® AR FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	727,953.76		7.44%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SMALL CAP STOCKSPLUS® AR FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	528,148.43		5.40%
SMALL CAP STOCKSPLUS® AR FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	519,297.33		5.31%
SMALL CAP STOCKSPLUS® AR FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	23,216,000.65	*	64.87%
SMALL CAP STOCKSPLUS® AR FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,697,111.82		21.51%
SMALL CAP STOCKSPLUS® AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	11,036,642.86	*	29.94%
SMALL CAP STOCKSPLUS® AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	5,511,733.29		14.95%
SMALL CAP STOCKSPLUS® AR FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,274,274.01		11.60%
SMALL CAP STOCKSPLUS® AR FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,921,664.43		5.21%
SMALL CAP STOCKSPLUS® AR FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,878,707.82	*	35.82%
SMALL CAP STOCKSPLUS® AR FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,015,096.64	*	25.08%
SMALL CAP STOCKSPLUS® AR FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,328,053.47		16.53%
SMALL CAP STOCKSPLUS® AR FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	799,712.73		9.95%
SMALL CO FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	22,674,909.17	*	53.91%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

SMALL CO FUNDAMENTAL INDEXPLUS AR FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	17,054,505.29	*	40.54%
STOCKSPLUS® FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	3,019,670.66		17.72%
STOCKSPLUS® FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,910,672.67		11.21%
STOCKSPLUS® FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,735,090.24		10.18%
STOCKSPLUS® FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,167,331.44		6.85%
STOCKSPLUS® FUND	A	**	WILMINGTON TRUST RISC AS TTEE FBO, NOBLE ENERGY PRODUCTION DCP FOR SE, PO BOX 52129 PHOENIX AZ 85072-2129	993,898.72		5.83%
STOCKSPLUS® FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	927,659.99		5.44%
STOCKSPLUS® FUND	Administrative	**	CITY NATIONAL BANK, FBO WESTERN GROWERS ASSOC, RETIREMENT SECURITY PLAN XXXXX 555 S FLOWER ST STE 1000 LOS ANGELES CA 90071-2429	166,327.25	*	26.92%
STOCKSPLUS® FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	157,019.04	*	25.41%
STOCKSPLUS® FUND	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	109,727.48		17.76%
STOCKSPLUS® FUND	Administrative	**	STATE STREET BANK TTEE AND/OR, CUST FBO ADP ACCESS 401 (K) PLAN, 1 LINCOLN ST BOSTON MA 02111-2901	64,317.91		10.41%
STOCKSPLUS® FUND	Administrative	**	MG TRUST CO AS THE AGENT FOR NTC &, CO CUSTODIAN FBO QUALIFIED PLANS, PO BOX 5508 DENVER CO 80217-5508	39,091.54		6.33%
STOCKSPLUS® FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	25,795.39		16.48%
STOCKSPLUS® FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	18,075.14		11.54%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

STOCKSPLUS® FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15,003.52		9.58%
STOCKSPLUS® FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,068,864.87		12.77%
STOCKSPLUS® FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,057,687.24		12.64%
STOCKSPLUS® FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	782,002.05		9.34%
STOCKSPLUS® FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	688,981.51		8.23%
STOCKSPLUS® FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	515,255.92		6.16%
STOCKSPLUS® FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	480,941.72		5.75%
STOCKSPLUS® FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,270,411.18	*	39.52%
STOCKSPLUS® FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,084,800.95	*	33.74%
STOCKSPLUS® FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	399,119.70		12.42%
STOCKSPLUS® FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	10,389,405.00		20.69%
STOCKSPLUS® FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,129,120.85		14.20%
STOCKSPLUS® FUND	Institutional	**	STATE STREET KANSAS CITY FBO, PIMCO GLOBAL MULTI-ASSET FND, ATTN: CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	6,908,547.40		13.76%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

STOCKSPLUS® FUND	Institutional	**	STATE STREET BANK FBO, PVIT GLOBAL MULTI ASSET PORT, 801 PENNSYLVANIA AVE ATTN CHUCK NIXON KANSAS CITY MO 64105-1307	3,079,890.48		6.13%
STOCKSPLUS® FUND	Institutional	**	STATE STREET BANK FBO, ILTRS MAIN GMAS, 2 AVENUE DE LAFAYETTE STE 1 BOSTON MA 02111-1748	2,520,037.45		5.02%
STOCKSPLUS® FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,553,158.46	*	80.87%
STOCKSPLUS® FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	117,248.88		6.11%
STOCKSPLUS® FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	103,258.00		5.38%
STOCKSPLUS® FUND	R	**	MASSACHUSETTES MUTUAL, LIFE INSURANCE CO, 1295 STATE STREET MIP N255 SPRINGFIELD MA 01111-0001	320,645.40	*	38.34%
STOCKSPLUS® FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	90,996.45		10.88%
STOCKSPLUS® FUND	R	**	CAPITAL BANK & TRUST COMPANY TTEE, FBO STAMPS COM INC 401K PLAN, C/O PLAN PREMIER/FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	74,638.12		8.92%
STOCKSPLUS® FUND	R	**	PIMS/PRUDENTIAL RETIREMENT, AS NOMINEE FOR THE TTEE/CUST XXXXX, SOUTH COAST WATER DISTRICT 31592 WEST ST LAGUNA BEACH CA 92651-6907	51,501.23		6.16%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4,234,384.42		16.58%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,198,673.01		12.52%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3,106,032.92		12.16%
STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,496,949.19		9.78%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

STOCKSPLUS® ABSOLUTE RETURN FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,002,714.02		7.84%
STOCKSPLUS® ABSOLUTE RETURN FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29,904.56		24.49%
STOCKSPLUS® ABSOLUTE RETURN FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	25,553.25		20.92%
STOCKSPLUS® ABSOLUTE RETURN FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	14,019.84		11.48%
STOCKSPLUS® ABSOLUTE RETURN FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13,025.78		10.67%
STOCKSPLUS® ABSOLUTE RETURN FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	7,934.22		6.50%
STOCKSPLUS® ABSOLUTE RETURN FUND	B	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7,723.21		6.32%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,722,789.19		15.86%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,458,048.71		13.42%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,418,954.32		13.06%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,101,961.30		10.14%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	750,616.06		6.91%
STOCKSPLUS® ABSOLUTE RETURN FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	692,233.24		6.37%
STOCKSPLUS® ABSOLUTE RETURN FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	20,748,290.17	*	62.72%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

STOCKSPLUS® ABSOLUTE RETURN FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,292,145.77		22.04%
STOCKSPLUS® ABSOLUTE RETURN FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,662,924.70		5.03%
STOCKSPLUS® ABSOLUTE RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	9,954,993.33	*	30.69%
STOCKSPLUS® ABSOLUTE RETURN FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,680,823.10		20.60%
STOCKSPLUS® ABSOLUTE RETURN FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	4,112,861.36		12.68%
STOCKSPLUS® ABSOLUTE RETURN FUND	Institutional	**	STATE STREET AS CUST FBO SOUTH, DAKOTA HIGHER EDUCATION TR SELECT, PIMCO STOCKSPLUS TR FD INV PORT 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	2,325,644.12		7.17%
STOCKSPLUS® ABSOLUTE RETURN FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	1,948,802.74		6.01%
STOCKSPLUS® ABSOLUTE RETURN FUND	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,723,419.15		5.31%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,255,036.90	*	32.41%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	2,116,825.41		21.08%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,374,473.57		13.69%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,273,853.28		12.68%
STOCKSPLUS® ABSOLUTE RETURN FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	973,866.46		9.70%
STOCKSPLUS® AR SHORT STRATEGY FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	13,590,289.38	*	42.12%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

STOCKSPLUS® AR SHORT STRATEGY FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	4,987,041.82		15.46%
STOCKSPLUS® AR SHORT STRATEGY FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3,701,743.48		11.47%
STOCKSPLUS® AR SHORT STRATEGY FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	2,351,479.87		7.29%
STOCKSPLUS® AR SHORT STRATEGY FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,939,188.03		21.80%
STOCKSPLUS® AR SHORT STRATEGY FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,815,453.83		20.41%
STOCKSPLUS® AR SHORT STRATEGY FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	970,322.50		10.91%
STOCKSPLUS® AR SHORT STRATEGY FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	919,958.21		10.34%
STOCKSPLUS® AR SHORT STRATEGY FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	708,669.54		7.97%
STOCKSPLUS® AR SHORT STRATEGY FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	663,679.28		7.46%
STOCKSPLUS® AR SHORT STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9,652,752.19	*	43.42%
STOCKSPLUS® AR SHORT STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	8,053,409.72	*	36.22%
STOCKSPLUS® AR SHORT STRATEGY FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	1,294,735.44		5.82%
STOCKSPLUS® AR SHORT STRATEGY FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,214,522.26		5.46%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

STOCKSPLUS® AR SHORT STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	2,320,027,600.81	*	97.97%
STOCKSPLUS® AR SHORT STRATEGY FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	9,122,230.13	*	35.43%
STOCKSPLUS® AR SHORT STRATEGY FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6,315,097.10		24.53%
STOCKSPLUS® AR SHORT STRATEGY FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,651,996.06		18.07%
STOCKSPLUS® AR SHORT STRATEGY FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,386,417.64		13.15%
STOCKSPLUS® LONG DURATION FUND	Institutional		SPX CORPORATION, ATTN SCOTT SPROULE, 13320 BALLANTYNE CORPORATE PL CHARLOTTE NC 28277-3607	12,225,509.86		18.74%
STOCKSPLUS® LONG DURATION FUND	Institutional	**	NORTHERN TRUST AS TRUSTEE FBO, NEW YORK TIMES CO PENSION TRUST XXXXX PO BOX 92956 CHICAGO IL 60675-2956	11,337,390.62		17.38%
STOCKSPLUS® LONG DURATION FUND	Institutional		S D WARREN CO, 255 STATE ST STE 4A, BOSTON MA 02109-2618	10,791,162.65		16.54%
STOCKSPLUS® LONG DURATION FUND	Institutional	**	JP MORGAN CHASE BANK NA AS DIRECTED, TRUSTEE FOR THE ADVANCE, PUBLICATIONS MASTER RETIREMENT TR 1 CHASE MANHATTAN PLZ NEW YORK NY 10005-1401	9,917,610.04		15.20%
STOCKSPLUS® LONG DURATION FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	8,909,986.72		13.66%
STOCKSPLUS® LONG DURATION FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,284,523.90		5.03%
TAX MANAGED REAL RETURN FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	309,033.39	*	47.27%
TAX MANAGED REAL RETURN FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	90,907.86		13.91%
TAX MANAGED REAL RETURN FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	53,753.27		8.22%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

TAX MANAGED REAL RETURN FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	41,090.07		6.29%
TAX MANAGED REAL RETURN FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	67,820.21		24.49%
TAX MANAGED REAL RETURN FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	66,986.98		24.19%
TAX MANAGED REAL RETURN FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	37,875.01		13.68%
TAX MANAGED REAL RETURN FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	14,294.83		5.16%
TAX MANAGED REAL RETURN FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	207,660.95	*	45.76%
TAX MANAGED REAL RETURN FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	163,841.40	*	36.11%
TAX MANAGED REAL RETURN FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	35,600.98		7.85%
TAX MANAGED REAL RETURN FUND	D	**	TD AMERITRADE INC FEBO, OUR CLIENT, PO BOX 2226 OMAHA NE 68103-2226	25,500.39		5.62%
TAX MANAGED REAL RETURN FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,901,311.51	*	84.75%
TAX MANAGED REAL RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	330,336.67		7.18%
TAX MANAGED REAL RETURN FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	64,459.99	*	41.17%
TAX MANAGED REAL RETURN FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	33,347.46		21.30%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

TAX MANAGED REAL RETURN FUND	P	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	27,070.85		17.29%
TAX MANAGED REAL RETURN FUND	P	**	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102-2188	19,234.19		12.29%
TAX MANAGED REAL RETURN FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10,757.31		6.87%
TOTAL RETURN FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	277,470,993.85		11.87%
TOTAL RETURN FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	241,812,411.93		10.35%
TOTAL RETURN FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	213,446,149.78		9.13%
TOTAL RETURN FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	177,374,681.38		7.59%
TOTAL RETURN FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	121,513,371.56		5.20%
TOTAL RETURN FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,267,191,820.70	*	44.81%
TOTAL RETURN FUND	B	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,422,712.44		24.50%
TOTAL RETURN FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,636,984.20		20.95%
TOTAL RETURN FUND	B	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4,269,601.90		19.29%
TOTAL RETURN FUND	B	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,529,682.65		6.91%
TOTAL RETURN FUND	B	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	1,306,812.67		5.90%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

TOTAL RETURN FUND	B	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,265,050.79		5.71%
TOTAL RETURN FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	264,265,348.55	*	25.00%
TOTAL RETURN FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	144,112,489.96		13.64%
TOTAL RETURN FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	127,428,226.48		12.06%
TOTAL RETURN FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	103,875,296.81		9.83%
TOTAL RETURN FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	69,430,742.73		6.57%
TOTAL RETURN FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	64,862,169.55		6.14%
TOTAL RETURN FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	57,335,847.13		5.43%
TOTAL RETURN FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	771,221,728.92	*	45.86%
TOTAL RETURN FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	514,907,958.40	*	30.62%
TOTAL RETURN FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	92,065,873.73		5.47%
TOTAL RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,401,580,186.46	*	28.34%
TOTAL RETURN FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,130,655,750.98		13.72%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

TOTAL RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	334,883,085.61	*	31.43%
TOTAL RETURN FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	221,665,882.43		20.80%
TOTAL RETURN FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	139,750,820.45		13.11%
TOTAL RETURN FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	124,968,841.15		11.73%
TOTAL RETURN FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	71,678,245.33		6.73%
TOTAL RETURN FUND	R	**	HARTFORD LIFE INSURANCE CO, 401K SEPARATE ACCOUNT, PO BOX 2999 HARTFORD CT 06104-2999	50,113,601.03		16.17%
TOTAL RETURN FUND	R	**	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156-0001	25,136,843.16		8.11%
TOTAL RETURN FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	22,573,098.27		7.28%
TOTAL RETURN FUND	R	**	STATE STREET BANK TRUSTEE, AND/OR CUSTODIAN, FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	18,373,142.12		5.93%
TOTAL RETURN FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	15,610,201.42		5.04%
TOTAL RETURN FUND II	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,427,342.07	*	25.17%
TOTAL RETURN FUND II	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	792,907.17		13.98%
TOTAL RETURN FUND II	Administrative	**	CHARLES SCHWAB & CO SPECIAL CUSTODY, ACCT FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	758,298.88		13.37%
TOTAL RETURN FUND II	Administrative	**	PIMS/PRUDENTIAL RETIREMENT, AS NOMINEE FOR THE TTEE/CUST XXXXX, NEIGHBORWORKS AMERICA RETIREMENT 999 NORTH CAPITOL STREET, NE SUITE 900 WASHINGTON DC 20002-4684	648,721.18		11.44%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

TOTAL RETURN FUND II	Administrative	**	ING NATIONAL TRUST, ATTN MIKE KAMINISKI, 1 ORANGE WAY WINDSOR CT 06095-4773	572,000.09		10.09%
TOTAL RETURN FUND II	Administrative	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	411,964.94		7.26%
TOTAL RETURN FUND II	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	64,263,892.09		24.31%
TOTAL RETURN FUND II	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	30,523,595.19		11.55%
TOTAL RETURN FUND II	P	**	JPMORGAN CHASE AS TRUSTEE FBO, AWG RESTATED 401(K) PLAN, 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	580,849.72	*	39.39%
TOTAL RETURN FUND II	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	363,961.91		24.68%
TOTAL RETURN FUND II	P	**	JPMORGAN CHASE AS TRUSTEE FBO, HAC, INC. 401(K) PLAN, 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	93,590.60		6.35%
TOTAL RETURN FUND II	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	91,660.78		6.22%
TOTAL RETURN FUND III	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	6,675,821.70	*	54.01%
TOTAL RETURN FUND III	Administrative	**	JP MORGAN CHASE BANK TTEE/CUST, FBO TIAA CREF RETIREMENT PLAN, PROGRAM 1 CHASE MANHATTAN PLAZA NEW YORK NY 10005-1401	1,211,449.02		9.80%
TOTAL RETURN FUND III	Administrative	**	LINCOLN RETIREMENT SERVICES COMPANY, FBO ENVIRONMENTAL DEF FUND INC, RET SV PLN PO BOX 7876 FORT WAYNE IN 46801-7876	887,794.96		7.18%
TOTAL RETURN FUND III	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	80,959,448.58		21.92%
TOTAL RETURN FUND III	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	51,775,117.11		14.02%
TOTAL RETURN FUND III	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	4,972,825.63	*	42.56%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

TOTAL RETURN FUND III	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,850,071.06	*	32.95%
TOTAL RETURN FUND III	P	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	1,315,955.91		11.26%
TOTAL RETURN FUND IV	A	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,145,521.18	*	53.92%
TOTAL RETURN FUND IV	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	352,696.91		16.60%
TOTAL RETURN FUND IV	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR C USTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	172,106.18		8.10%
TOTAL RETURN FUND IV	C	**	EDWARD D JONES & CO, FOR THE BENEFIT OF CUSTOMERS, 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	517,618.28	*	94.07%
TOTAL RETURN FUND IV	Institutional	**	EDWARD D JONES & CO, ATTN MUTUAL FUND, SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HEIGHTS MO 63043-3009	81,266,755.20	*	93.17%
TOTAL RETURN FUND IV	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13,564.07	*	60.98%
TOTAL RETURN FUND IV	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3,640.33		16.37%
TOTAL RETURN FUND IV	P	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,577.16		11.59%
TOTAL RETURN FUND IV	P	**	RBC CAPITAL MARKETS LLC, MUTUAL FUND OMNIBUS PROCESSING, ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	1,935.48		8.70%
UNCONSTRAINED BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	56,372,946.21	*	29.64%
UNCONSTRAINED BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	26,419,113.59		13.89%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

UNCONSTRAINED BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	17,885,113.07		9.40%
UNCONSTRAINED BOND FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	17,663,493.10		9.29%
UNCONSTRAINED BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14,511,989.59		7.63%
UNCONSTRAINED BOND FUND	A	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	13,504,217.75		7.10%
UNCONSTRAINED BOND FUND	A	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	9,607,509.33		5.05%
UNCONSTRAINED BOND FUND	A	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9,518,446.08		5.00%
UNCONSTRAINED BOND FUND	Administrative	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	5,676.86	*	86.67%
UNCONSTRAINED BOND FUND	Administrative	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	872.87		13.33%
UNCONSTRAINED BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21,448,810.17		21.36%
UNCONSTRAINED BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	17,705,493.02		17.63%
UNCONSTRAINED BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10,480,189.54		10.44%
UNCONSTRAINED BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	9,714,885.55		9.67%
UNCONSTRAINED BOND FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	8,812,752.60		8.78%
UNCONSTRAINED BOND FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6,628,062.40		6.60%
UNCONSTRAINED BOND FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5,468,366.72		5.44%
UNCONSTRAINED BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	5,343,552.71		5.32%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

UNCONSTRAINED BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	36,891,045.57	*	26.65%
UNCONSTRAINED BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	34,932,194.59	*	25.24%
UNCONSTRAINED BOND FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	26,489,898.92		19.14%
UNCONSTRAINED BOND FUND	D	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GENWORTH FINANCIAL WEALTH, MANAGEMENT & MUTUAL FUND CLIENTS FBO OTHER CUSTODIAL ACCOUNTS 3200 NORTH CENTRAL AVENUE PHOENIX AZ 85012-2468	22,587,975.51		16.32%
UNCONSTRAINED BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	9,909,503.89		7.16%
UNCONSTRAINED BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	316,981,873.84		18.21%
UNCONSTRAINED BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	272,487,452.55		15.65%
UNCONSTRAINED BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	254,914,225.81		14.64%
UNCONSTRAINED BOND FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	172,679,658.23		9.92%
UNCONSTRAINED BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	58,074,607.11		18.95%
UNCONSTRAINED BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	55,537,034.52		18.12%
UNCONSTRAINED BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	20,148,925.90		6.57%
UNCONSTRAINED BOND FUND	R	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	558,625.04	*	37.51%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

UNCONSTRAINED BOND FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	184,537.75		12.39%
UNCONSTRAINED BOND FUND	R	**	TD AMERITRADE TR CO, XXXXX, PO BOX 17748 DENVER CO 80217-0748	136,492.03		9.16%
UNCONSTRAINED BOND FUND	R	**	TD AMERITRADE TR CO, XXXXX, PO BOX 17748 DENVER CO 80217-0748	93,263.53		6.26%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,664,073.46	*	29.30%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	1,031,746.91		18.16%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVC, XXXXX, 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	670,687.43		11.81%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	557,667.44		9.82%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	532,320.92		9.37%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN XXXXX 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	598,651.04	*	31.86%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	226,885.76		12.07%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	UBS WM USA XXXXX OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	170,672.71		9.08%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	165,118.52		8.79%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	160,008.93		8.51%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	137,896.78		7.34%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

UNCONSTRAINED TAX MANAGED BOND FUND	C	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	120,485.02		6.41%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	117,738.00		6.27%
UNCONSTRAINED TAX MANAGED BOND FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,312,142.08	*	42.94%
UNCONSTRAINED TAX MANAGED BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,061,564.89	*	34.74%
UNCONSTRAINED TAX MANAGED BOND FUND	D	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	312,201.61		10.22%
UNCONSTRAINED TAX MANAGED BOND FUND	D	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	200,525.57		6.56%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional	**	DINGLE & CO C/O COMERICA BANK, PO BOX 75000, ATTN MUTUAL FUNDS 3446 DETROIT MI 48275-3446	10,255,081.05	*	39.34%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,522,457.50		21.19%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	3,554,823.08		13.64%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,381,276.75		12.97%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional	**	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226 OMAHA NE 68103-2226	2,119,713.10		8.13%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,409,955.50	*	32.67%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	FIRST CLEARING LLC, SPECIAL CUSTODY ACCT FOR THE, EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,269,028.85		17.20%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	LPL FINANCIAL, XXXXX, 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,099,053.90		14.90%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

UNCONSTRAINED TAX MANAGED BOND FUND	P	**	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT XXXXX ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	704,113.30		9.55%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, JERSEY CITY NJ 07311	702,546.57		9.52%
UNCONSTRAINED TAX MANAGED BOND FUND	P	**	PERSHING LLC, 1 PERSHING PLZ, JERSEY CITY NJ 07399-0002	527,614.11		7.15%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	A	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	1,693.98		18.07%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	A	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	1,623.14		17.32%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	A	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	1,526.27		16.28%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	A	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	1,089.60		11.63%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	A	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	1,011.12		10.79%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	A	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	999.45		10.66%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	A	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	884.82		9.44%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	C	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	999.00	*	66.97%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	C		HENRY LAI, 5745 BOZEMAN DR APT 8436, PLANO TX 75024-5807	492.61	*	33.03%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	D	**	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	10,475.14	*	87.55%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	D	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	999.11		8.35%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	166,718,084.95	*	55.22%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED

WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	Institutional	**	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	126,050,023.65	*	41.75%
WORLDWIDE FUNDAMENTAL ADVANTAGE AR STRATEGY FUND	P	**	ALLIANZ FUND INVESTMENTS INC, 5701 GOLDEN HILLS DR, MINNEAPOLIS MN 55416-1297	999.03	*	100.00%

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.

Code of Ethics

The Trust, PIMCO, Research Affiliates and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of the Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services – Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Funds. Boston Financial Data Services, Inc., P.O. Box 55060, Boston, Massachusetts 02205-8050 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C and Class R shares of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Trust as of March 31, 2013, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s March 31, 2013 Annual Reports. In addition, the unaudited financial statements for the Trust, as of September 30, 2013, including the notes thereto, are incorporated by reference from the Trust’s unaudited September 30, 2013 Semi-Annual Reports. The information for the semi-annual period ended September 30, 2013 includes all adjustments, consisting of normal recurring adjustments, that the Trust considers necessary for a fair presentation of such information.

PF000SAI_030514